UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2015

Single Sector Fixed Income Funds
Dynamic Emerging Markets Debt
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	DYNAMIC EMERGING MARKETS DEBT

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	4

Market Review	5

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	45

Financial Statements	120

Financial Highlights	128

Notes to the Financial Statements	142

Other Information	178

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Dynamic Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries or in currencies of such emerging countries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs High Yield Floating Rate Fund invests primarily in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Investments in loans and fixed income instruments are subject to the risks associated with debt instruments generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated investments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign and emerging markets investments may be more volatile and less liquid than its investment in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries, denominated in the local currency of such emerging countries, or in currencies of such emerging countries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs U.S. Mortgages Fund invests primarily in mortgage-backed securities of U.S. issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

Shifting expectations about global economic growth and the timing of a potential Federal Reserve (“Fed”) interest rate hike, along with falling commodities prices, influenced the performance of the global fixed income markets during the six months ended September 30, 2015 (the “Reporting Period”).

When the Reporting Period began in April 2015, the performance of spread, or non-government bond, sectors was mixed. U.S. Treasury yields rose, as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. Gross Domestic Product (“GDP”) was revised upwards from -0.7% to a seasonally adjusted annualized rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock during the second calendar quarter on uncertainty around the Fed’s plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece.

In the third quarter of 2015, spread sectors underperformed U.S. Treasuries as the outlook for the global economy grew cloudy. Investors focused on slowing economic growth in China, the devaluation of the Chinese renminbi and an unexpected increase in market volatility. Oil and commodities prices dropped to new lows, partly because of falling demand from China. Uncertainty about the timing of potential Fed policy tightening became an increasingly key theme. Surprisingly to many, the Fed chose to leave rates unchanged at its September 2015 policy meeting, citing conditions in the global economy. Although the U.S. economy continued to improve, economic growth in other developed countries softened and emerging markets economies broadly weakened. Despite accommodative monetary policies by many global central banks, inflation remained subdued in the world’s major economies.

For the Reporting Period overall, U.S. Treasuries performed strongly, outpacing other fixed income sectors with the exception of asset-backed securities. High yield corporate bonds underperformed U.S. Treasuries the most, followed by investment grade corporate bonds, sovereign emerging market debt and agency securities. Commercial mortgage-backed securities and residential mortgage-backed securities also underperformed U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, steepened during the Reporting Period, as longer-term yields rose more than intermediate-term yields, and shorter-term yields edged down. The yield on the bellwether 10-year U.S. Treasury rose approximately 18 basis points to 2.04%. (A basis point is 1/100th of a percentage point.)

Looking Ahead

At the end of the Reporting Period, we had not changed our broadly positive view for the global economy, though we did see less cause for optimism. We believe the economic slowdown in the emerging markets is constraining global economic growth overall. Further, in our view, U.S. and European economic momentum is moderating, and Japan is facing stronger headwinds. The risks of policy missteps in China have manifested, in our view, raising the prospect of further volatility in the fixed income markets. Additionally, we think the benefits of lower oil prices are fading, with no end in sight for the downward trend in the commodities markets.

We believed, at the end of the Reporting Period, that the U.S. economy was caught in the cross-currents of domestic strength and global weakness. In our view, the U.S. is likely to benefit from labor market tightening as well as from improvements in the housing market

MARKET REVIEW

and in retail sales. Risks include tight financial conditions and weak global demand, while production cuts in the energy sector could have an impact on capital expenditures. Although the Fed may yet raise rates in 2015, we believe the odds of a delay are growing.

In the Eurozone, economic growth momentum appears to have flattened. The Syrian refugee crisis seems to have replaced worries about a potential Greek exit as the dominant policy challenge. We think the European Central Bank is likely to expand its quantitative easing in early 2016. In the U.K., we expect economic growth data to remain positive and believe an interest rate hike by the Bank of England in early 2016 is possible. However, we do not expect the U.K. central bank to move before the Fed acts. Japan faces a possible relapse into recession, and we believe the Bank of Japan is likely to ease again in the near term. In the emerging markets, economic growth has weakened under the combined pressures of the commodities slump, China’s economic slowdown, U.S. dollar strength and fears of Fed policy tightening.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -6.69%, -7.13%, -6.62%, -6.68% and -6.90%, respectively. These returns compare to the -6.66% cumulative total return of the Fund’s benchmark, the Dynamic Emerging Markets Debt Fund Composite Index (the “Index”), which is comprised 50% of the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged), 25% of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) and 25% of the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) during the same time period. The components of the Fund’s blended benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of -11.40%, -2.04% and -1.48%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2015, external emerging markets debt recorded a small decline, with Argentina, Uruguay and Peru posting the weakest results in the J.P. Morgan EMBISM Global Diversified Index. External emerging markets debt also retreated during the third calendar quarter, led by declines in Ecuador, Zambia and Iraq. For the Reporting Period overall, external emerging markets debt, as represented by the J.P. Morgan EMBISM Global Diversified Index, returned -2.04%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened by approximately 65 basis points to close the Reporting Period 433 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.)

During the second quarter of 2015, local emerging markets recorded a small decline, driven by changes in local interest rates that was partially offset by modest currency appreciation. In the third calendar quarter, local emerging markets debt declined significantly, driven by currency depreciation versus the U.S. dollar and to a lesser extent, by changes in local interest rates.

In the emerging markets corporate bond sector, performance overall was affected by a number of macro and sector themes as well as by major corporate news headlines. During August 2015, Moody’s Investors Service downgraded the ratings of 14 Brazilian financial institutions, following the ratings agency’s downgrade earlier in the month of Brazil’s sovereign rating to Baa3 from Baa2. In September 2015, Standard and Poor’s Ratings downgraded Brazilian oil company Petroleo Brasileiro (“Petrobras”), along with number of other Brazilian corporates, to BB from BBB- with a negative outlook. Also in September 2015, Standard and Poor’s Ratings downgraded Brazil’s foreign currency rating to BB+ from BBB- and kept its negative outlook in response to political challenges that continued to mount and that added to the country’s fiscal deterioration. Elsewhere, six ministries in China jointly announced loosened policy for foreign buyers of Chinese property, which among other things removed the one-year residency requirement for foreigners seeking to purchase properties and also simplified the procedures for foreign real estate companies to remit renminbi into China for property investment. The emerging markets corporate bond sector saw approximately $119 billion of gross new issuance during the Reporting Period, bringing 2015 year to date through September 30 issuance to approximately $198 billion.[1] Meanwhile, in September 2015, J.P. Morgan revised its global emerging markets corporate default rate forecast to 4.3%.

[1]	Source: JPMorgan.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s sector positioning in external emerging markets debt detracted from relative performance. In addition, country and issue selection among local emerging markets bonds hurt results.

Sector positioning and issue selection among emerging markets corporate bonds added to relative returns. Country and issue selection among external emerging markets debt also contributed positively during the Reporting Period.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s position in the Mexican peso (accomplished through the use of forward foreign currency exchange contracts) detracted from relative performance. The Mexican peso depreciated against the U.S. dollar amid overall emerging markets currency weakness. We believe that Mexico remains closely tied to the U.S. economy and may therefore benefit should U.S. economic growth continue to improve. The Fund was also hurt by an underweight position in Argentinian external debt during the Reporting Period, with most of the negative impact occurring in the second quarter of 2015. Although the Fund started the Reporting Period with an overweight in Argentinian external debt, we shifted it to an underweight position based on our belief that Argentina’s macroeconomic conditions have been deteriorating, policy making has been weak, government expenditures have been increasing and uncertainty remains regarding negotiations with holdout creditors in a sovereign debt restructuring. This underweight position dampened performance, as Argentinian external bonds performed well on positive sentiment about the country’s presidential elections. The election race remained broadly open, although polls suggested that Daniel Scioli was slightly ahead of Mauricio Macri. Daniel Scioli is seen as a positive figure for business compared to outgoing President Christina Fernández de Kirchner. Also detracting from Fund results during the Reporting Period was an overweight position in Colombian local interest rates (accomplished through investments in local emerging markets bonds and derivative instruments). We believe Colombia’s strong policy framework — which includes a structural fiscal balance rule, inflation-targeting regime, flexible exchange rate and effective financial supervision and regulation — could help the government facilitate economic and financial stability. However, given Colombia’s reliance on energy exports, low oil prices dampened sentiment for Colombian local bonds during the Reporting Period and also drove a sharp depreciation in the Colombian peso.

On the positive side, the Fund benefited from its underweight position relative to the Index in Turkish local interest rates (accomplished through investments in local emerging markets bonds). We believe geopolitical turmoil and domestic political uncertainty were some of the drivers of the poor performance of Turkish local bonds. In addition, the Fund’s underweights in the Taiwan dollar and South Korean won (accomplished through the use of forward foreign currency exchange contracts) added to results, as fears about China’s slowing economic growth pressured the currencies of many Southeast Asian countries. The Fund also benefited from our tactical trading of Russian external debt, which was driven mainly by valuations. At the same time, we remained mindful that geopolitical tensions and oil price weakness were potential risks to Russian external bonds.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning did not have a meaningful impact on relative returns during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps, credit default swaps, cross currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities.

PORTFOLIO RESULTS

Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used credit default swaps to gain exposure to Chinese external debt, which slightly detracted from performance. The Fund’s use of forward foreign currency exchange contracts as well as swaps to take a long position in the Mexican peso also had a negative impact on the Fund’s performance during the Reporting Period. In addition, we used interest rate swaps and total return swaps to gain access to the Colombia local debt market, positioning that detracted from performance. Another detractor was the Fund’s exposure to Brazil for which we used interest rate swaps, as well as sovereign local bonds. Conversely, the Fund’s positioning in the Brazilian real and Taiwan dollar, implemented via forward foreign exchange contracts, added to the Fund’s performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s already overweight positions in Indonesian and Colombian external debt because of what we considered to be attractive valuations. We believe Colombia’s strong policy framework could help the government facilitate economic and financial stability. In addition, during the Reporting Period, we increased the Fund’s underweight in Malaysian local interest rates, as the country faces, in our view, multiple challenges including depletion of its foreign exchange reserves, deterioration of its trade balance and political dynamics. In addition, as ongoing oil price weakness and fears about China’s slowing economic growth pressured emerging markets currencies, we reduced the Fund’s exposure to emerging markets currencies.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight Indonesian and Colombian external debt and underweight Malaysian local interest rates. It held selective overweights in the corporate bonds of companies with what we considered to be solid balance sheets. Overall, we favored defensive non-cyclical companies, such as bottlers and certain telecommunications companies, which have comparable spreads to riskier cyclical names. The Fund also had an overweight position in the utilities sector due to the defensive nature of utilities companies, which typically generate strong, stable cash flows. It was underweight relative to the Index in financials based on our concerns about their limited disclosure regarding balance sheet asset quality, funding risks when banks rely on the wholesale funding markets as well as macro risks. Bank corporate debt also generally tends to be correlated with sovereign emerging markets debt. In terms of currencies, we maintained the Fund’s reduced exposure in emerging market currencies, with the Fund’s largest long position held in the Mexico peso and its largest short position held in the Chinese renminbi.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the external debt markets had been shaken by the relentless volatility in the commodities markets and worries around China’s economic growth. In our view, China’s situation has grown increasingly complex, as numerous developments have sharpened concerns about the Chinese economy and the country’s policy direction. Looking ahead, we expect the Fed to raise interest rates either in December 2015 or early in 2016, with international headwinds such as low commodities prices and volatility in Asia skewing risks, in our view, toward a later hike. As the window for a potential Fed hike in 2015 gets smaller, we believe the external debt markets have already priced in policy tightening. Overall, we do not think a Fed rate increase will have much of an effect on how external debt trades. First, we believe any 2015 rate hike may be limited to a single increase, given that U.S. dollar strength, tighter financial conditions and downward inflationary pressures may temper the Fed’s willingness to move aggressively. Second, there has been widespread speculation about the exact timing of Fed action, which has, in our view, allowed market participants time to adjust their positioning.

In terms of local emerging markets debt at the end of the Reporting Period, we recognized the environment was likely to remain challenging as a result of persistent U.S. dollar strength and overall emerging markets currency weakness, weaker emerging markets economic growth, commodities market volatility and idiosyncratic factors affecting individual countries. Although Fed monetary policy tightening might lead to an initial sell-off in local emerging markets debt, we believe the anticipated rate hikes have been well telegraphed and a gradual increase in U.S. interest rates is not likely, in our view, to be a problem over the long term.

At the end of the Reporting Period, we had a cautious outlook on emerging markets corporate bonds given challenging operating conditions, including low commodities prices and currency fluctuations. That said, we continued to see opportunities and have a positive view on names with less leverage and more attractive valuations than comparable developed market companies. In our view, emerging markets corporate balance sheets remain robust, with limited near-term rollover needs, though liquidity in emerging markets corporate debt is generally below that of emerging markets sovereign debt.

FUND BASICS

Dynamic Emerging Markets Debt Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Dynamic Emerging Markets Debt Fund Composite Index[2]	J.P. Morgan EMBISM Global Diversified Index[3]	J.P. Morgan GBI-EMSM Global Diversified Index[4]	J.P. Morgan CEMBISM Broad Diversified Index[5]	30-Day Standardized Subsidized Yield[6]	30-Day Standardized Unsubsidized Yield[6]
Class A	-6.69%	-6.66%	-2.04%	-11.40%	-1.48%	4.22%	2.28%
Class C	-7.13	-6.66	-2.04	-11.40	-1.48	3.61	1.59
Institutional	-6.62	-6.66	-2.04	-11.40	-1.48	4.68	2.66
Class IR	-6.68	-6.66	-2.04	-11.40	-1.48	4.54	2.51
Class R	-6.90	-6.66	-2.04	-11.40	-1.48	4.54	2.51

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dynamic Emerging Markets Debt Fund Composite Index is comprised of the J.P. Morgan GBI-EMSM Global Diversified Index (50%), the J.P. Morgan EMBISM Global Diversified Index (25%), and the J.P. Morgan CEMBISM Broad Diversified Index (25%). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The J.P. Morgan EMBISM Global Diversified Index is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The J.P. Morgan GBI-EMSM Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The J.P. Morgan CEMBISM Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging markets countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 9/30/15	One Year	Since Inception	Inception Date
Class A	-16.20%	-7.87%	5/31/13
Class C	-13.83	-6.63	5/31/13
Institutional	-12.00	-5.63	5/31/13
Class IR	-12.11	-5.83	5/31/13
Class R	-12.53	-6.18	5/31/13

[7]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	3.45%
Class C	1.99	3.66
Institutional	0.90	2.57
Class IR	1.00	2.77
Class R	1.49	3.27

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[9]
	Percentage of Net Assets
	as of 9/30/15	as of 3/31/15
Mexico	13.3%	10.4%
Colombia	6.9	4.2
Turkey	5.7	6.4
Indonesia	5.6	6.2
Brazil	5.6	7.9
South Africa	4.7	2.6
United States	4.4	5.9
Poland	3.9	2.3
Russia	3.5	2.5
Thailand	2.8	3.8
Other	44.9	51.2

[9]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 16.2% as of 9/30/15 and 9.8% as of 3/31/15. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -1.60%, -1.97%, -1.43% and -1.47%, respectively. These returns compare to the -2.04% cumulative total return of the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified (Gross, USD, Unhedged) Index (the “Index”), during the same time period.

During the period since their inception on July 31, 2015 through September 30, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -1.71% compared to the -2.19% cumulative total return of the Index.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2015, external emerging markets debt recorded a small decline, with Argentina, Uruguay and Peru posting the weakest results in the Index. External emerging markets debt also retreated during the third calendar quarter, led by declines in Ecuador, Zambia, and Iraq.

For the Reporting Period overall, external emerging markets debt, as represented by the Index, returned -2.04%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened by approximately 65 basis points to close the Reporting Period 433 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The weakest performing emerging external debt markets during the Reporting Period, as represented by the Index, were (in U.S. dollar terms1) Zambia (-21.06%), Iraq (-13.97%) and Brazil (-9.76%). The top performing emerging external debt markets were Ukraine (+104.98%), Belarus (+14.48%) and Russia (+6.32%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from country and issue selection of external emerging markets bonds. Issue selection among emerging markets corporate bonds also added to relative returns. In addition, the Fund’s performance was enhanced by our active currency management through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies).

Conversely, the Fund was hurt by sector positioning in external emerging markets debt and emerging markets corporate bonds. Our U.S. duration and yield curve strategy also detracted from relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	During the Reporting Period, the Fund benefited from its tactical trading of Venezuelan external debt. While we remain concerned about the country’s deteriorating fundamentals, we took advantage of opportunities to add to the Fund’s overweight position relative to the Index. An overweight in Dominican Republic external debt also added to relative results. In our view, the Dominican Republic’s current account has improved due to lower oil prices, and its economy is growing at a strong pace. In addition, the government has made significant fiscal reforms, with a focus on tax increases and capital expenditures. The repayment of

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

the Dominican Republic’s Petrocaribe debt to Venezuela was a positive development, as it enabled the Dominican Republic to reduce its external debt burden. The Fund’s underweight position in Peruvian external debt also contributed positively during the Reporting Period. Investors appeared to have concerns about Peru’s interventions in the foreign exchange market and about the impact of commodities-related weakness. Peru is a large exporter of commodities to China.

The Fund was hurt during the Reporting Period by its underweight relative to the Index in Argentinian external debt. The Fund was underweight based on our belief that Argentina’s macroeconomic conditions are deteriorating, policy making has been weak, government expenditures have been increasing and uncertainty remains regarding negotiations with holdout creditors in a sovereign debt restructuring. However, Argentinian external debt advanced on positive momentum in economic activity as well as on optimism that the successor to current President Christina Fernández de Kirchner would be friendlier to business. The Fund was also hampered by its underweight in Lebanese external debt, which performed well. We continue to believe the country has weak credit fundamentals and is reliant on external funding. In addition, the Fund’s position in the Mexican peso (accomplished through the use of forward foreign currency exchange contracts) detracted from relative performance. The Mexican peso depreciated against the U.S. dollar amid overall emerging markets currency weakness. We believe that Mexico remains closely tied to the U.S. economy and may therefore benefit should U.S. economic growth continue to improve.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning detracted from relative returns. For most of the Reporting Period, we tactically shifted the Fund’s duration position on the U.S. Treasury yield curve between a slightly short duration position and a slightly long duration position, ending the Reporting Period with a slightly long duration position. We made these tactical shifts because we believed the Federal Reserve (the “Fed”) might be inclined to hike interest rates in the near term because of strong U.S. economic data but also thought the Fed might stay on hold because of global factors, such as low commodities prices and volatility in the Asian financial markets. The Fund’s duration positioning detracted slightly from performance during the Reporting Period, as U.S. government yields broadly rose on stronger U.S. economic data and market expectations that the Fed would increase interest rates in 2015.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used credit default swaps to gain exposure to Chinese external debt, which slightly detracted from performance. In addition, the Fund’s use of forward foreign currency exchange contracts as well as swaps to take a long position in the Mexican peso had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweight relative to the Index in Mexican external debt. We shifted the Fund from an underweight in Colombian external debt to an overweight position. In addition, during the Reporting Period, we increased the Fund’s underweight in Chinese external debt. We also increased the Fund’s underweight compared to the Index in Peruvian external debt.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	Overall, at the end of the Reporting Period, the Fund was positioned to capitalize on the theme of developed markets economic growth and monetary policy divergence, given that continued easing from the European Central Bank (“ECB”) and Bank of Japan contrasts with expectations of higher interest rates from the Fed. Against the backdrop of the ECB’s significant quantitative easing program, some Eastern European external debt, such as Croatian external bonds, appeared to us to be attractive on a relative basis. At the end of the Reporting Period, the Fund was overweight relative to the Index in Croatian external bonds due largely to what we consider to be Croatia’s improving macroeconomic dynamics and reform agendas. It was also overweight Dominican Republic and Colombian external debt. We believe the Dominican Republic’s government has implemented significant fiscal reforms and reduced its fiscal deficit. We believe lower energy prices should further benefit the country’s current account. We expect monetary policy divergence to have an impact on countries within the immediate sphere of the U.S., the Eurozone and Japan. Accordingly, the Fund had a long position in the Mexican peso at the end of the Reporting Period.

Looking ahead, we expect the markets to scrutinize the agendas of incoming administrations. Therefore, at the end of the Reporting Period, the Fund was positioned with an overweight in Indonesian external debt and an underweight in Turkish external debt. In Turkey, geopolitics and domestic politics continue to cloud the country’s outlook. Widely-held concerns remain that ongoing uncertainties could delay the completion of economic policies aimed at reducing external vulnerabilities, improving the investment climate and reactivating economic growth. At the same time, the Fund maintained an underweight in Malaysian external debt, as we remain concerned about depletion of the country’s foreign exchange reserves, deterioration of its trade balance and challenging political dynamics within the country.

Finally, we retained our focus at the end of the Reporting Period on seeking the cheapest valuations. We believe Venezuelan external bond prices imply a material probability of restructuring, as they hover close to their all-time lows. In our view, Venezuelan external bonds offered the possibility of significant recovery, and we believed the country would find a way to avoid default. At the end of the Reporting Period, the Fund held an overweight position relative to the Index in Venezuelan external debt.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the external debt markets had been shaken by the relentless volatility in the commodities markets and worries around China’s economic growth. In our view, China’s situation has grown increasingly complex, as numerous developments have sharpened concerns about the Chinese economy and the country’s policy direction.

Looking ahead, we expect the Fed to raise interest rates either in December 2015 or early in 2016, with international headwinds, such as low commodities prices and volatility in Asia skewing risks, in our view, toward a later hike. As the window for a potential Fed hike in 2015 gets smaller, we believe the external debt markets have already priced in policy tightening. Overall, we do not think a Fed rate increase will have much of an effect on how external debt trades. First, we believe any 2015 rate hike may be limited to a single increase, given that U.S. dollar strength, tighter financial conditions and downward inflationary pressures may temper the Fed’s willingness to move aggressively. Second, there has been widespread speculation about the exact timing of Fed action, which has, in our view, allowed market participants time to adjust their positioning. In the near term, we believe bond pickers are likely to be rewarded, with continued dispersion of returns among countries.

FUND BASICS

Emerging Markets Debt Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-1.60%	-2.04%	4.92%	4.87%
Class C	-1.97	-2.04	4.39	4.34
Institutional	-1.43	-2.04	5.50	5.45
Class IR	-1.47	-2.04	5.41	5.36

July 31, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class R6	-1.71%	-2.19%	5.39%	5.34%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified (Gross, USD, Unhedged) Index is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.58%	3.30%	6.15%	8.18%	8/29/03
Class C	-3.85	3.51	N/A	5.81	9/29/06
Institutional	-1.81	4.63	7.02	8.99	8/29/03
Class IR	-1.90	4.53	N/A	5.26	7/30/10
Class R6	N/A	N/A	N/A	-1.71	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.25%
Class C	1.99	2.00
Institutional	0.90	0.91
Class IR	0.99	1.00
Class R6	0.88	0.89

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/15	as of 3/31/15
Mexico	9.1%	5.1%
Croatia	6.1	5.9
Dominican Republic	5.8	5.3
United States	6.4	14.7
Indonesia	5.2	3.4
Hungary	4.3	0.6
Brazil	4.1	3.7
Chile	4.0	3.8
Colombia	4.0	2.5
Venezuela	3.9	3.4
Other	47.6	55.0

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 0.3% as of 9/30/15 and 1.0% as of 3/31/15. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of -5.39%, -5.73%, -5.21%, -5.33%, -5.26%, and -5.51%, respectively. These returns compare to the -4.82% cumulative total return of the Fund’s benchmark, the Barclays U.S. High Yield, 2% Issuer Capped Bond Index (the “Index”), during the same time period.

During the period since their inception on July 31, 2015 through September 30, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -4.50% compared to the -4.28% cumulative total return of the Index.

Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A	During the second quarter of 2015, when the Reporting Period started, high yield corporate bond prices fell. After generating robust positive returns during April and May 2015, they retreated in June 2015, as volatility increased and geopolitical concerns resurfaced. High yield corporate bond prices also declined during the third calendar quarter, as global growth concerns, sector-specific issues and a sharp drop in commodities prices fueled uncertainty and drove higher levels of volatility.

For the Reporting Period overall, BB-rated credits outperformed B-rated credits and lower quality credits. Option adjusted spreads widened approximately 165 basis points, ending the Reporting Period at 630 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds underperformed high yield loans, as represented by the Barclays U.S. High-Yield Loan Index.

In terms of issuance, approximately $95.5 billion of new high yield corporate bonds were priced during the second quarter of 2015, with refinancing the primary use of the proceeds. In the third calendar quarter, approximately $59.7 billion of new high yield corporate bonds came to market, a quarter-over-quarter decline of 38% and the lowest quarterly total since the second quarter of 2012 when approximately $54.7 billion were priced. The proceeds during the third calendar quarter were used for both refinancing and acquisition financing.

Demand was weak during the Reporting Period, with high yield corporate bond mutual funds experiencing approximately $15.8 billion of investment outflows. The default rate for high yield corporate bonds remained low in historical terms, helped by healthier corporate balance sheets. For the Reporting Period overall, there were 15 defaults among high yield issuers, primarily in the energy and coal sectors, which affected approximately $16.4 billion in high yield corporate bonds. The 12-month par-weighted default high yield corporate bond rate through September 30, 2015 was 2.29%.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund was hurt by its overweight position relative to the Index in short duration spread credits (less than four years) and its overweight in intermediate spread duration credits (between four and nine years), as option adjusted spreads widened during the Reporting Period. (Spread duration represents the price sensitivity of a high yield corporate bond

[1]	Source: J.P. Morgan.

PORTFOLIO RESULTS

to a change in spreads.) In addition, the Fund’s performance was hampered by its overall credit quality positioning. Individual issue selection also dampened relative returns.

The Fund’s duration positioning added slightly to its relative results during the Reporting Period. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.) The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures. Sector positioning also added modestly to the Fund’s relative returns during the Reporting Period.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s underweight relative to the Index in BB-rated credits detracted from relative performance, as BB-rated credits outperformed during the Reporting Period. The Fund was also hurt by its overweight in non-rated credits. Conversely, an overweight in high yield loans and BBB-rated credits added to relative returns.

In terms of sector positioning, the Fund benefited from an underweight relative to the Index in metals and mining and an overweight in building materials. It was hindered by an overweight in cellular telecommunications and an underweight in food and drug retailers.

With regard to individual issue selection, Fund performance was dampened by overweight positions in Intelsat, a communications satellite services provider; Sprint Communications, a telecommunications company; and Peabody Energy, a coal mining company. The Fund’s lack of exposure to Energy XXI Gulf Coast, California Resources and SandRidge Energy — all oil and natural gas producers — added to relative results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning somewhat bolstered its performance versus the Index. More specifically, the Fund slightly benefited from its neutral duration positioning relative to the Index, which it held for most of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (CDX) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. The Fund used U.S. Treasury futures, Eurodollar futures and interest rate swaps to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Derivatives may be used in combination with cash securities to implement our views in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation to high yield corporate bonds and high yield loans. We reduced its Fund’s allocation to B-rated high yield corporate bonds, while increasing its allocation to BB-rated high yield corporate bonds. In addition, we increased the Fund’s overweight in health care and decreased its allocation to non-cable media during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in certain cyclical sectors, such as consumer-related and real estate-related sectors, that we believe are experiencing healthy growth. The Fund was also overweight a number of defensive sectors, including cable, health care and utilities. It was underweight compared to the Index in cyclical sectors more sensitive to global growth worries, including technology and metals and mining. At the end of the Reporting Period, we favored B-rated and BB-rated credits and maintained the Fund’s modest exposure to CCC-rated credits.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we had a positive, though cautious, outlook on high yield corporate bonds, as we considered European and U.S. corporate fundamentals healthy in most industries, except those negatively affected by low commodities prices. In our view, corporations are experiencing moderate earnings growth, and they have remained focused on cost controls and maintaining operating margins. We believe economic conditions in the U.S. are

PORTFOLIO RESULTS

improving and are supportive of healthy earnings within domestic industries. In addition, nearly 80% of the U.S. high yield corporate bond market is represented by industries in which the negative impact of falling commodities prices is less certain or is a potential benefit, including those related to consumers, communications, electric utilities, food and real estate. At the end of the Reporting Period, we expected to see continued mergers and acquisitions activity and for corporate management to be willing to engage in shareholder friendly activities.

We had a positive view on high yield loans at the end of the Reporting Period, as their lower yields compared to high yield corporate bonds was more than offset by their more defensive characteristics.

Looking ahead, we see some downside risk potential, especially as we believe oil and gas prices are apt to remain lower for longer. Although the default rate on high yield corporate bonds remained low at the end of Reporting Period, we expect defaults to pick up, led by energy and metals and mining credits, with some contagion among distressed credits in other industries. That said, at the end of the Reporting Period, we saw some signs of stabilization in the oil markets, reflecting an improved balance between supply and demand. Additional near-term risks, in our view, may stem from macroeconomic or geopolitical developments, such as renewed weakness in Europe or an escalation in growth concerns about China.

FUND BASICS

High Yield Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. High Yield 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-5.39%	-4.82%	5.69%	5.69%
Class C	-5.73	-4.82	5.18	5.17
Institutional	-5.21	-4.82	6.30	6.30
Service	-5.33	-4.82	5.79	5.78
Class IR	-5.26	-4.82	6.22	6.21
Class R	-5.51	-4.82	5.70	5.69

July 31, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. High Yield 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class R6	-4.50%	-4.28%	6.21%	6.21%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.28%	4.32%	5.31%	5.83%	8/1/97
Class C	-5.62	4.51	5.01	5.34	8/15/97
Institutional	-3.62	5.65	6.16	6.49	8/1/97
Service	-4.12	5.13	5.64	5.95	8/1/97
Class IR	-3.85	5.56	N/A	5.97	11/30/07
Class R6	N/A	N/A	N/A	-4.50	7/31/15
Class R	-4.21	5.03	N/A	5.43	11/30/07

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.06%	1.06%
Class C	1.81	1.81
Institutional	0.72	0.72
Service	1.22	1.22
Class IR	0.81	0.81
Class R6	0.70	0.70
Class R	1.31	1.31

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

FUND BASICS

TOP TEN ISSUERS AS OF 9/30/15[6]
Company	% of Net Assets	Line of Business
HCA, Inc.	1.2%	Health Care – Services
Sprint Corp.	1.0	Telecommunications – Cellular
Reynolds Group Issuer, Inc.	0.8	Packaging
Numericable – SFR SAS	0.8	Media – Cable
MGM Resorts International	0.7	Gaming
SoftBank Corp.	0.7	Telecommunications – Cellular
BWAY Holding Co.	0.7	Packaging
Schaeffler Finance BV	0.6	Automotive Parts
Tenet Healthcare Corp.	0.6	Health Care – Services
HCA, Inc.	0.6	Health Care – Services

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 9/30/15	as of 3/31/15
Telecommunications	11.3%	11.3%
Health Care	10.8	8.9
Energy	9.1	9.8
Media	8.9	9.8
Banks	6.4	3.5
Finance	5.7	5.8
Technology	5.4	6.1
Retailers	4.3	3.4
Gaming	4.2	4.1
Consumer Products	3.9	5.2
Other	31.0	32.1

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.98%, -1.35%, -0.80%, -0.85%, and -0.99%, respectively. These returns compare to the -0.86% cumulative total return of the Fund’s benchmark, the Barclays U.S. High-Yield Loans Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	High yield loans recorded a modest decline during the Reporting Period, with BB-rated credits outperforming B-rated credits and lower quality credits. High yield loan spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) contracted by six basis points, ending the Reporting Period at 445 basis points. (A basis point is 1/100th of a percentage point.)

The technical, or supply/demand, backdrop for high yield loans was challenging during the Reporting Period. In the second quarter of 2015, approximately $159 billion of new high yield loans were brought to market, the fourth highest quarterly total on record. In the third calendar quarter, however, new high yield loan issuance totaled approximately $58.7 billion, a 63% quarter-over-quarter decline. Meanwhile, high yield loan mutual funds experienced investment outflows of $7.8 billion for the Reporting Period overall.

During the Reporting Period, the default rate for high yield loans remained below the historical average, helped by healthier corporate balance sheets. There were eight defaults among high yield loan issuers, predominantly in commodities-related sectors, affecting approximately $5.8 billion in high yield loans. The trailing 12-month default rate through September 30, 2015 was 1.51%. (All data per JPMorgan.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by its overall credit quality positioning relative to the Index. In addition, as high yield loan spreads narrowed, the Fund was hurt by an underweight in intermediate spread duration loans (between four and nine years). (Spread duration represents the price sensitivity of a high yield bond to a change in spreads.)

Conversely, individual issue selection within the high yield loan market added slightly to relative returns.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance?

A	The Fund was hurt overall during the Reporting Period by its credit quality positioning, namely its overweight relative to the Index in CCC-rated loans. This was offset somewhat by the Fund’s overweight in BB-rated loans. An overweight in Canadian- and European-domiciled high yield loans contributed positively.

Relative to sector positioning, the Fund’s underweight positions relative to the Index in energy and electric utilities added to relative returns. An overweight in cellular telecommunications and underweights in media cable and satellite television detracted from relative results.

In terms of individual issue selection, the Fund benefited from its lack of exposure to TXU, an electric utility company; Millennium Laboratories, a research-based medication monitoring company; and Fieldwood Energy, which focuses on the acquisition and development of conventional oil and gas assets. Overweight positions in oil

PORTFOLIO RESULTS

and natural gas company American Energy Marcellus; clothing company True Religion Apparel; and stock photo agency Getty Images detracted from relative performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning did not have a meaningful impact on performance. The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. The Fund also employed interest rate swaps as a cost-efficient instrument to provide us with greater precision and versatility in the management of duration. Interest rate swaps were only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (CDX) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. Derivatives may be used in combination with cash securities to implement our views in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation to high yield loans and high yield corporate bonds. We reduced its allocation to CCC-rated high yield loans and high yield corporate bonds. At the same time, we increased its allocation to B-rated high yield loans and high yield corporate bonds. In addition, we increased the Fund’s overweight in health care while decreasing its allocation to non-cable media.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in sectors widely considered as defensive, including food and beverage as well as health care. In addition, the Fund was overweight sectors such as transportation and also retail and apparel because we believe they are among the beneficiaries of lower commodities prices. In addition, the Fund was overweight in the building materials sector at the end of the Reporting Period. It was underweight compared to the Index in what we consider weaker sectors, such as metals and mining and energy.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we maintained a positive view on the high yield loan market because we believed spreads offered compensation for the potential of credit defaults. In the near term, we expect returns to be disproportionately driven by current income, as they have been historically, although we see some potential for capital appreciation. Overall, we believed the high yield loan market would continue to benefit from improving U.S. economic conditions; default rates that remain relatively low and below historical averages; the supportive issuance of structured securities, such as collateralized loan obligations, which remain a consistent source of demand; and modest primary market issuance.

That said, we acknowledge a number of risks. These include the potential for increased market volatility and greater required risk premiums; the high yield loan market displaying little forbearance for poorly performing credits with steepening credit curves and providing little support for distressed credits; and the low likelihood that the high yield loan market will completely decouple from energy-related volatility in the high yield corporate bond market.

Relative to our positioning, we intend to continue to be vigilant in credit selection, with a focus on higher quality, higher performing non-investment grade high yield loans. As always, most of the Fund’s investments will be concentrated in higher quality issues — more specifically, on first lien, senior secured debt — with an emphasis on default loss mitigation. We may make selective purchases lower on the capitalization structure in names about which we have particular conviction.

FUND BASICS

High Yield Floating Rate Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. High-Yield Loans Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.98%	-0.86%	3.73%	3.72%
Class C	-1.35	-0.86	3.06	3.05
Institutional	-0.80	-0.86	4.16	4.15
Class IR	-0.85	-0.86	4.08	4.06
Class R	-0.99	-0.86	3.57	3.57

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. High-Yield Loans Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million, a minimum term of one year, and a minimum initial spread of LIBOR+125. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Since Inception	Inception Date
Class A	-1.43%	2.19%	3/31/11
Class C	-0.89	1.95	3/31/11
Institutional	1.21	3.08	3/31/11
Class IR	1.12	3.01	3/31/11
Class R	0.72	2.48	3/31/11

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.94%	0.95%
Class C	1.69	1.70
Institutional	0.60	0.61
Class IR	0.70	0.71
Class R	1.16	1.17

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/15	as of 3/31/15
Retailers	7.1%	6.0%
Health Care	6.0	6.2
Food & Beverages	6.0	6.4
Services Cyclical – Business Services	4.9	4.7
Wireless Telecommunications	4.5	3.3
Health Care – Services	4.2	3.6
Media – Broadcasting & Radio	4.0	4.2
Technology – Software/Services	3.9	3.2
Building Materials	3.9	3.2
Airlines	3.8	3.8
Other	50.2	57.1

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of -3.06%, -3.00%, -2.94% and -2.89%, respectively. These returns compare to the -2.37% cumulative total return of the Fund’s benchmark, the Barclays U.S. Credit Index (the “Index”), during the same time period.

During the period since their inception on July 31, 2015 through September 30, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -0.49% compared to the -0.10% cumulative total return of the Index.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	In the second quarter of 2015 when the Reporting Period began, investment grade corporate bonds underperformed U.S. Treasury securities. Investment grade credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, widened by 15 basis points to end the quarter at 139 basis points, their widest levels since 2013. (A basis point is 1/100th of a percentage point.) Nevertheless, corporate fundamentals remained strong. European investment grade corporate bonds underperformed both U.S. and U.K. investment grade corporate bonds. In the third calendar quarter, investment grade corporate bonds continued to trail U.S. Treasuries. Investment grade credit spreads widened by 27 basis points to end the quarter and the Reporting Period at 166 basis points, their widest levels since 2012, amid increased market volatility related to lower commodities prices, China’s slowing economic growth and the prolonged accommodative monetary policy of the Federal Reserve (the “Fed”). European investment grade corporate bonds modestly underperformed U.S. investment grade corporate bonds, while U.K. investment grade corporate bonds lagged both.

Issuance was strong during the Reporting Period overall. In the second calendar quarter, U.S. new issuance was approximately $295 billion, while European new issuance was approximately $143 billion (including U.K. new issuance). During the third calendar quarter, U.S. new issuance was approximately $256 billion, and European new issuance was approximately $108 billion (including U.K. new issuance). The primary use of the proceeds was to help finance increased mergers and acquisitions activity, though some was in response to the prospect of an imminent Fed rate hiking cycle and potentially higher borrowing costs ahead.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period due primarily to our cross-sector strategy. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Individual issue selection among investment grade corporate bonds also detracted from relative performance. The Fund’s duration and yield curve positioning did not have a meaningful impact on relative results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	As spreads widened during the Reporting Period, the Fund was hurt by its overweight relative to the Index in investment

PORTFOLIO RESULTS

grade corporate bonds. Individual issue selection of investment grade corporate bonds also dampened performance. More specifically, the Fund was hampered by its investments in Glencore, a multinational commodity and trading company; Monsanto, an agrochemical and agricultural biotechnology company; and Freeport-McMoRan, a copper and gold mining company. On the positive side, the Fund benefited from select investments within specific industries and based on credit quality, although this was partially offset by positioning along the yield curve, which detracted. For example, the Fund’s overweight in the banking sector and underweight in higher quality investment grade corporate bonds added to performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning did not have a meaningful impact on performance. The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. The Fund employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, it used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”)). It utilized forward foreign currency exchange contracts to hedge currency exposure.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Throughout the Reporting Period, the Fund held an overweight position in investment grade corporate bonds. During April and May 2015, the Fund held a moderate overweight position in investment grade corporate bonds given that we expected U.S. economic growth to continue and for relatively low market volatility to support moderate tightening in investment grade credit spreads. During June 2015, we reduced the size of the Fund’s overweight in investment grade corporate bonds because we believed seasonal factors were becoming less supportive and that the Fed’s data dependency might limit the upside potential in riskier U.S. asset classes. At the beginning of August 2015, we further decreased the size of the Fund’s overweight in investment grade corporate bonds as a result of a number of headwinds. For example, we expected global economic growth to improve, but we thought continued mergers and acquisitions activity would likely damage credit quality while adding to investment grade corporate bond supply. At the same time, seasonal factors were less supportive for riskier asset classes. Near the end of August 2015, we increased the Fund’s overweight position because we expected investment grade corporate bonds to benefit from improving global economic growth and from attractive valuations resulting from recent market volatility. Despite our concerns about low oil prices, slowing economic growth in China and currency volatility, we maintained our belief that developed markets economies are largely stable and should continue to expand. Thus, the Fund held a moderate overweight position in investment grade corporate bonds at the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in banking, pipelines and real estate investment trusts (“REITs”) investment grade corporate bonds. Compared to the Index, it was underweight electric utilities, property and casualty insurance and automotive investment grade corporate bonds. We generally favored lower credit quality issues and short-term and intermediate-term maturities at the end of the Reporting Period.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was modestly overweight relative the Index in investment grade corporate bonds. In our view, the asset class is likely to benefit from a supportive macroeconomic outlook for the developed markets, corporations’ ability to service their debt in most sectors and what we consider to be attractive investment grade credit spreads. However, we are aware of potential downside risks, including weakened oil prices, a further slowing of Chinese economic growth and the trend toward increased levels of debt, particularly among U.S. non-financial companies. Overall, we believe REITs and financials have less exposure to potential credit quality deterioration due to mergers and acquisitions activity. REITs are one of the only sectors in the investment grade corporate bond market where covenants are in place that limit the amount of leverage that can be taken. Within financials, regulations have generally incentivized banks to become smaller rather than larger, which has tended to limit their risk-taking activities, such as increased leverage and proprietary trading.

FUND BASICS

Investment Grade Credit Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-3.06%	-2.37%	3.00%	2.82%
Institutional	-3.00	-2.37	3.45	3.27
Class IR	-2.94	-2.37	3.36	3.18
Separate Account Institutional	-2.89	-2.37	3.45	3.27

July 31, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class R6	-0.49%	-0.10%	3.47%	3.30%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.61%	3.57%	4.04%	4.09%	11/3/03
Institutional	0.38	4.72	4.78	4.81	11/3/03
Class IR	0.40	N/A	N/A	4.30	7/29/11
Class R6	N/A	N/A	N/A	-0.49	7/31/15
Separate Account Institutional	0.49	4.74	4.83	4.85	11/3/03

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Separate Account Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.86%
Institutional	0.38	0.52
Class IR	0.47	0.61
Class R6	0.36	0.50
Separate Account Institutional	0.38	0.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association and Federal Home Loan Mortgage Corp., which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similarly to any other publicly traded company.

TOP TEN INDUSTRY ALLOCATION[8]
	Percentage of Net Assets
	as of 9/30/15	as of 3/31/15
Banks	16.6%	18.1%
Real Estate Investment Trusts	6.8	8.0
Energy	6.4	5.5
Wirelines Telecommunications	5.1	4.3
Pipelines	4.8	4.8
Electric	4.2	4.2
Food & Beverage	4.0	4.2
Insurance	3.9	3.4
Technology	3.7	2.2
Pharmaceuticals	3.5	3.7

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Local Emerging

Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -11.93%, -12.37%, -11.90% and -11.82%, respectively. These returns compare to the -11.40% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified (Gross, USD, Unhedged) Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	When the Reporting Period began during the second quarter of 2015, local emerging markets debt recorded a small decline, driven by changes in local interest rates that were partially offset by modest currency appreciation. In the third calendar quarter, local emerging markets debt declined significantly, driven by currency depreciation versus the U.S. dollar and, to a lesser extent, by changes in local interest rates.

During the Reporting Period overall, the asset class, as represented by the Index, posted a return of -11.40% as a result of currency depreciation (-7.99%) and changes in local interest rates (-3.41%). Among countries, on a total return basis, the weakest performers (in U.S. dollar terms1) during the Reporting Period were Brazil (-20.02%), Turkey (-18.95%) and Indonesia (-18.62%). The top performers were Nigeria (+6.98%), Romania (+4.75%), and Hungary (+1.78%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our country and issue selection of local emerging markets bonds detracted most from relative performance. The Fund was also hurt by its positioning in external emerging markets debt.

On the positive side, the Fund benefited from our active currency management through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Our country and issue selection of external emerging markets bonds also contributed positively. In addition, the Fund’s U.S. duration and yield curve strategy added to results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A

The Fund was hampered during the Reporting Period by its overweight relative to the Index in Brazilian local interest rates. Although Brazil’s economy is weak, with high inflation and tepid growth, the Fund was overweight Brazilian local bonds on the back of Brazil’s monetary and fiscal tightening. In addition, we considered the overall valuations of Brazilian local debt attractive relative to the local bonds of other emerging markets countries. However, in July 2015, the Brazilian government revised downward its 2015 fiscal target to 0.15% of its Gross Domestic Product (“GDP”) from 1.1% and also lowered its 2016 fiscal target, both of which were more drastic reductions than widely anticipated. Subsequently, Standard and Poor’s Ratings downgraded Brazil’s foreign currency rating by a notch to BB+ in September 2015. Brazil’s local currency rating was dropped two notches to BBB- but remained investment

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

grade. The negative impact of the Fund’s overweight in Brazilian local interest rates was offset somewhat by the positive contribution of having a short position in the Brazilian real (accomplished through the use of forward foreign currency exchange contracts). The Brazilian real depreciated through much of the Reporting Period. Also detracting from Fund results during the Reporting Period was an overweight position in Colombian local interest rates. We believe Colombia’s strong policy framework — which includes a structural fiscal balance rule, inflation-targeting regime, flexible exchange rate and effective financial supervision and regulation — could help its government facilitate economic and financial stability. However, given Colombia’s reliance on energy exports, low oil prices dampened sentiment for Colombian local bonds during the Reporting Period and also drove a sharp depreciation in the Colombian peso. Additionally, the Fund’s position in the Mexican peso (accomplished through the use of forward foreign currency exchange contracts) dampened relative performance during the Reporting Period. The Mexican peso depreciated against the U.S. dollar amid overall emerging markets currency weakness. We believe that Mexico remains closely tied to the U.S. economy and may therefore benefit should U.S. economic growth continues to improve.

During the Reporting Period, the Fund benefited from its underweight position relative to the Index in Turkish local interest rates. We believe geopolitical turmoil and domestic political uncertainty were some of the drivers of the poor performance of Turkish local bonds. An underweight in Malaysian local interest rates also enhanced relative returns. We are concerned about depletion of the country’s foreign exchange reserves, deterioration of its trade balance and challenging political dynamics. Indeed, during the Reporting Period, political uncertainty and weakening market sentiment weighed on Malaysian local bonds. In addition, the Fund was helped during the Reporting Period by our tactical trading of the Brazilian real (accomplished through the use of forward foreign currency exchange contracts).

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s U.S. duration and yield curve positioning added to relative performance. We moved the Fund from a slightly short duration position to a slightly long duration position on the U.S. Treasury yield curve relative to the Index over the course of the Reporting Period, which bolstered performance as a Federal Reserve (the “Fed”) rate hike did not materialize and market expectations about the timing of Fed action shifted further into the future.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, total return swaps, cross-currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used interest rate swaps and total return swaps to gain access to the Colombia local debt market, positioning that detracted from performance. Another detractor was the Fund’s exposure to Brazil for which we used interest rate swaps, as well as sovereign local bonds. The Fund’s use of forward foreign currency exchange contracts as well as swaps to take a long position in the Mexican peso also had a negative impact on the Fund’s performance during the Reporting Period. Conversely, the Fund’s positioning in the Brazilian real and Taiwan dollar, implemented via forward foreign currency exchange contracts, added to the Fund’s performance.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the size of the Fund’s underweight relative to the Index in South Korean local interest rates. We increased its underweight in Malaysian local interest rates. In addition, we reduced the size of the Fund’s overweight positions relative to the Index in Thai local interest rates. We increased the Fund’s overweight in Mexican local interest rates relative to the Index. We also moved the Fund from an underweight in Colombian local interest rates to an overweight position versus the Index and from a neutral position in Russian local interest rates to an overweight position relative to the Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight Turkish local interest rates relative to the Index and held a short position in the Turkish lira given political uncertainty in Turkey. The Fund also held an underweight in Malaysian local interest rates and had a short position in the Malaysian ringgit, as we continue to be concerned about depletion of Malaysia’s foreign exchange reserves, deterioration of its trade balance and challenging political dynamics. In addition, we continued to look for value in long-maturity Brazilian inflation-linked debt. At the end of the Reporting Period, the Fund had a long position in the Mexican peso, which we expect to appreciate due to increased capital flows and investment going forward. We believe Mexico is likely to benefit if the U.S. economy continues to outperform other developed economies.

We remained negative on the macroeconomic outlook for China, specifically that country’s growth trajectory and capital outflows. Recent indicators point to tepid domestic demand and continued disinflationary pressures. Accordingly, we have increased the Fund’s short position in the Chinese renminbi. In addition, at the end of the Reporting Period, the Fund held short positions in a number of Southeast Asian currencies, including the South Korean won, Taiwan dollar and Singapore dollar, considering the close trade links that many Southeast Asian countries have with China.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we recognized the environment was likely to remain challenging for local emerging markets debt as a result of persistent U.S. dollar strength and overall emerging markets currency weakness, slower emerging markets growth, commodities market volatility and idiosyncratic factors affecting individual countries. Although Fed monetary policy tightening might lead to an initial sell-off in local emerging markets debt, we believe the anticipated rate hikes have been well telegraphed and a gradual increase in U.S. interest rates is not likely, in our view, to be a problem over the long term. We believe bond pickers are likely to be rewarded in the near term with continued dispersion of returns among countries.

FUND BASICS

Local Emerging Markets Debt Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI-EMSM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-11.93%	-11.40%	5.94%	6.06%
Class C	-12.37	-11.40	5.45	5.58
Institutional	-11.90	-11.40	6.57	6.69
Class IR	-11.82	-11.40	6.47	6.65

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified (Gross, USD, Unhedged) Index is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Year	Since Inception	Inception Date
Class A	-25.28%	-5.28%	-1.87%	2/15/08
Class C	-23.17	-5.12	-1.99	2/15/08
Institutional	-21.48	-4.06	-0.94	2/15/08
Class IR	-21.55	-4.15	-2.98	7/30/10

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.36%
Class C	2.01	2.14
Institutional	0.92	1.05
Class IR	1.01	1.14

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/15	as of 3/31/15
United States	11.5%	6.9%
Brazil	10.7	11.6
Mexico	10.0	9.0
Colombia	9.6	8.1
Indonesia	8.6	8.7
Turkey	7.8	7.8
Russia	7.3	4.6
South Africa	6.1	5.1
Thailand	5.8	9.5
Poland	4.9	5.8
Other	14.7	17.0

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 0.48%, 0.56%, 0.61% and 0.56%, respectively. These returns compare to the 0.55% cumulative total return of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index (the “Index”), during the same time period.

During the period since their inception on July 31, 2015 through September 30, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of 0.56% compared to the 0.68% cumulative total return of the Index.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	During the second quarter of 2015 when the Reporting Period began, mortgage-backed securities slightly outperformed duration-equivalent U.S. Treasury securities, benefiting from particular strength during April and May 2015. In June 2015, mortgage-backed securities retraced most of those gains, underperforming duration-equivalent U.S. Treasury securities as the U.S. Treasury yield curve steepened in response to stronger U.S. economic data. In the third calendar quarter, mortgage-backed securities underperformed duration-equivalent U.S. Treasury securities. Mortgage-backed securities spreads (or yield differentials versus U.S. Treasury securities) widened along with many other riskier asset classes amidst increased market volatility.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its positioning in the securitized sector. Our government/swaps strategy added to relative performance. The government/ swaps strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Conversely, our cross-sector strategy detracted from relative performance. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. In addition, the management of the Fund’s just duration positioning modestly dampened relative returns. The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A

The Fund’s positioning in the securitized sector added to relative performance. More specifically, the Fund benefited from its positioning in the coupon stack (i.e., across securities with different coupons). The Fund’s selection of specific agency mortgage-backed securities, including certain pass-through securities, also enhanced results. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal,

PORTFOLIO RESULTS

interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

The Fund was hurt by its overweight in commercial mortgage-backed securities (“CMBS”).

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s underweight position in the front-end, or short-term segment, of the U.S. Treasury yield curve detracted modestly from performance, especially in July 2015 when yields in the intermediate-term and longer-term segments of the U.S. Treasury yield curve fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund used mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used swaptions to hedge volatility and yield curve risks in the Fund and/ or to express tactical views on rate markets. The Fund also employed index total return swaps to efficiently manage the Fund’s mortgage-backed securities exposure. Additionally, a specialized index of credit default swaps (CDX) was used to manage the MBS beta of the Fund on an active basis and to hedge the Fund’s CMBS exposure.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We decreased the size of the Fund’s underweight in agency mortgage-backed securities, but remained modestly underweight relative to the Index at the end of the Reporting Period. In addition, we shifted the Fund from an underweight duration position to a modest overweight duration position in the front-end, or short-term part, of the U.S. Treasury yield curve by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, on a contribution to duration basis, the Fund was underweight CMBS, pass-through mortgage-backed securities and agency adjustable-rate mortgages (“ARMs”). It was overweight agency collateralized mortgage obligations (“CMOs”) on a contribution to duration basis. On a market value-weighted basis, the Fund was overweight asset-backed securities (“ABS”) relative to the Index, including positions in Federal Family Education Loan Program (“FFELP”) student loan ABS. At the end of the Reporting Period, the Fund also had positions in U.S. government bonds and non-agency mortgage-backed securities. U.S government bonds, CMOs, FFELP ABS and non-agency mortgage-backed securities are not represented in the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected to remain modestly underweight agency mortgage-backed securities, which face headwinds such as increased supply and less anticipated demand. Within agency mortgage-backed securities, we planned to maintain an overweight in Ginnie Mae (“GNMA”) mortgage-backed securities, as they were trading at the end of the Reporting Period close to their lowest levels relative to conventional mortgage-backed securities, in price terms. Additionally, we expect GNMA prepayment speeds to converge with lower conventional mortgage prepayment speeds, which should further support our bias towards holding GNMA mortgage pass-through securities. At the end of the Reporting Period, we also favored FFELP student loan ABS, senior collateralized loan obligations and U.K. non-conforming residential mortgage-backed securities, all of which we believed offer attractive spreads and limited credit risk due to substantial credit enhancement and, in the case of FFELP ABS, partial government reinsurance on the collateral. (Non-conforming residential mortgage-backed securities are loans made to higher-risk borrowers.)

FUND BASICS

U.S. Mortgages Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.48%	0.55%	1.96%	1.59%
Institutional	0.56	0.55	2.37	1.98
Class IR	0.61	0.55	2.28	1.90
Separate Account Institutional	0.56	0.55	2.38	1.98

July 31, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class R6	0.56%	0.68%	2.36%	1.96%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Securitized Bond Index (with dividends reinvested) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.77%	2.54%	3.74%	3.75%	11/3/03
Institutional	3.32	3.70	4.51	4.47	11/3/03
Class IR	3.33	N/A	N/A	3.48	7/29/11
Class R6	N/A	N/A	N/A	0.56	7/31/15
Separate Account Institutional	3.42	3.68	4.53	4.49	11/3/03

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Separate Account Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.95%
Institutional	0.44	0.62
Class IR	0.53	0.71
Class R6	0.42	0.60
Separate Account Institutional	0.44	0.63

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – 62.6%
	Argentina – 0.3%
	Republic of Argentina (NR/NR)
	$42,061	8.280	%(a)	12/31/33	$41,851
	750,000	0.000	(b)	12/15/35	60,375

					102,226

	Azerbaijan – 0.5%
	Republic of Azerbaijan (NR/Baa3)
	200,000	4.750		03/18/24	188,000

	Brazil – 5.3%
	Brazil Letras do Tesouro Nacional (BBB-/Baa3)(c)
BRL	135,000	0.000		01/01/16	32,904
	Brazil Notas do Tesouro Nacional (BBB-/Baa3)
	2,750,000	10.000		01/01/18	623,968
	1,308,000	10.000		01/01/23	256,060
	1,284,000	10.000		01/01/25	241,850
	1,670,830	6.000		08/15/50	350,893
	Federal Republic of Brazil (BB+/Baa3)
	$100,000	4.875		01/22/21	97,000
	230,000	2.625		01/05/23	186,875
	20,000	8.250		01/20/34	20,700
	10,000	7.125		01/20/37	9,375

					1,819,625

	Chile – 0.4%
	Republic of Chile (AA-/Aa3)
CLP	83,500,000	5.500		08/05/20	123,808

	Colombia – 6.2%
	Republic of Colombia (NR/Baa2)
COP	192,000,000	4.375		03/21/23	50,889
	Republic of Colombia (BBB/NR)
	$200,000	4.500		01/28/26	195,097
	Republic of Colombia (BBB/Baa2)
COP	212,000,000	7.750		04/14/21	69,517
	$200,000	4.375		07/12/21	203,700
	310,000	6.125		01/18/41	306,900
	Republic of Colombia (BBB+/Baa2)
COP	62,800,000	8.000		10/28/15	20,387
	68,000,000	7.250		06/15/16	22,241
	12,300,000	11.250		10/24/18	4,424
	752,700,000	7.000		05/04/22	235,219
	192,400,000	10.000		07/24/24	69,722
	2,056,700,000	7.500		08/26/26	621,485
	69,800,000	6.000		04/28/28	18,341
	1,048,900,000	7.750		09/18/30	306,480

					2,124,402

	Costa Rica – 0.8%
	Republic of Costa Rica (BB/Ba1)
	$70,000	9.995		08/01/20	84,612
	200,000	7.158		03/12/45	178,500

					263,112

	Croatia – 2.4%
	Republic of Croatia (BB/Ba1)
	100,000	6.750		11/05/19	108,625
	200,000	6.625		07/14/20	217,000

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Croatia – (continued)
	Republic of Croatia (BB/Ba1) – (continued)
	$200,000	6.375%		03/24/21	$215,000
EUR	100,000	3.875		05/30/22	111,975
	170,000	3.000		03/11/25	171,912

					824,512

	Czech Republic(b) – 0.1%
	Czech Republic Government Bond (AA/NR)
CZK	990,000	0.380		10/27/16	40,929

	Dominican Republic – 2.2%
	Dominican Republic (NR/NR)
DOP	1,900,000	16.000		07/10/20	51,843
	100,000	16.950		02/04/22	2,939
	5,800,000	10.375		03/04/22	129,470
	4,200,000	11.375		07/06/29	96,213
	Dominican Republic (BB-/B1)
	$8,874	9.040		01/23/18	9,406
	150,000	5.875		04/18/24	148,688
	100,000	7.450		04/30/44	102,125
	140,000	6.850	(d)	01/27/45	134,575
	100,000	6.850		01/27/45	96,125

					771,384

	Egypt – 0.3%
	Republic of Egypt (B-/B3)
	100,000	6.875		04/30/40	93,375

	El Salvador – 0.2%
	El Salvador Government International Bond (B+/Ba3)
	10,000	7.750		01/24/23	9,925
	10,000	5.875		01/30/25	8,688
	10,000	8.250		04/10/32	9,775
	60,000	7.650		06/15/35	53,325

					81,713

	Ethiopia – 0.5%
	Republic of Ethiopia (B/B1)
	200,000	6.625		12/11/24	183,500

	Free Of Tax – 0.2%
	Corporacion Andina de Fomento (AA-/Aa3)
	80,000	1.500		08/08/17	80,691

	Guatemala – 0.6%
	Republic of Guatemala (BB/Ba1)
	200,000	5.750		06/06/22	211,500

	Honduras – 0.6%
	Republic of Honduras (B+/B3)
	200,000	7.500		03/15/24	208,750

	Hungary – 1.4%
	Hungary Government Bond (BB+/Ba1)
EUR	50,000	4.375		07/04/17	59,417
	$30,000	4.125		02/19/18	31,110
EUR	140,000	5.750		06/11/18	176,180
	50,000	6.000		01/11/19	64,694
	$20,000	4.000		03/25/19	20,775
	20,000	6.250		01/29/20	22,447

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Hungary – (continued)
	Hungary Government Bond (BB+/Ba1) – (continued)
	$70,000	5.375%		02/21/23	$76,160
	10,000	5.750		11/22/23	11,118
	10,000	7.62		03/29/41	13,224

					475,125

	Indonesia – 2.2%
	Republic of Indonesia (BB+/Baa3)
	400,000	3.750		04/25/22	380,000
	200,000	3.375		04/15/23	181,500
	200,000	6.750		01/15/44	211,750

					773,250

	Kazakhstan – 1.1%
	Republic of Kazakhstan (BBB/Baa2)
	200,000	3.875		10/14/24	180,250
	200,000	5.125	(d)	07/21/25	194,250

					374,500

	Kenya – 0.5%
	Republic of Kenya (B+/NR)
	200,000	6.875		06/24/24	179,000

	Mexico – 12.0%
	Mexican Udibonos (A/A3)
MXN	264,424	4.500		12/04/25	17,706
	280,884	4.000		11/08/46	17,699
	United Mexican States (NR/NR)(c)
	6,451,800	0.000		10/01/15	381,145
	10,000,000	0.000		10/29/15	589,811
	3,496,280	0.000		11/19/15	205,821
	United Mexican States (NR/A3)
	7,837,700	4.750		06/14/18	465,545
	United Mexican States (A/A3)
	1,938,000	7.750		12/14/17	123,289
	9,503,500	8.500		12/13/18	623,707
	1,738,000	5.000		12/11/19	102,388
	564,200	6.500		06/10/21	34,974
	5,946,300	6.500		06/09/22	364,971
	4,141,700	8.000		12/07/23	276,446
	4,259,600	10.000		12/05/24	321,586
	740,200	7.750		11/23/34	48,603
	2,411,600	8.500		11/18/38	169,655
	United Mexican States (BBB+/A3)
	$60,000	3.625		03/15/22	60,540
	90,000	4.750		03/08/44	82,125
	30,000	5.550		01/21/45	30,750
	200,000	4.600		01/23/46	178,000
	30,000	5.750		10/12/49	28,050

					4,122,811

	Pakistan(d) – 0.6%
	Islamic Republic of Pakistan (NR/NR)
	200,000	8.250		09/30/25	205,500

	Panama – 0.4%
	Panama Notas del Tesoro (BBB/NR)
	30,000	4.875		02/05/21	31,617

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Panama – (continued)
	Republic of Panama (BBB/Baa2)
	$10,000	9.375%		04/01/29	$14,388
	70,000	6.700		01/26/36	83,300

					129,305

	Peru – 0.7%
	Republic of Peru (A-/A3)
PEN	297,000	5.700	%(d)	08/12/24	$82,471
	4,000	8.200		08/12/26	1,287
	521,000	6.950		08/12/31	148,924
	53,000	6.900		08/12/37	14,677

					247,359

	Philippines – 0.7%
	Republic of Philippines (BBB/Baa2)
	$200,000	5.500		03/30/26	238,000

	Poland – 3.9%
	Poland Government Bond (A/NR)
PLN	990,000	0.000	(c)	07/25/16	257,041
	2,100,000	1.500		04/25/20	532,362
	1,170,000	3.250		07/25/25	318,200
	Poland Government Bond (A/A2)
	360,000	5.750		09/23/22	113,306
	480,000	4.000		10/25/23	137,535

					1,358,444

	Romania – 0.1%
	Republic of Romania (BBB-/Baa3)
EUR	30,000	5.250		06/17/16	34,662

	Russia – 3.5%
	Russian Federation Bond (BB+/Ba1)
	$400,000	4.875		09/16/23	402,000
	Russian Federation Bond (BBB-/Ba1)
RUB	4,720,000	7.000		01/25/23	58,118
	15,650,000	7.000		08/16/23	190,567
	28,570,000	8.150		02/03/27	365,003
	15,920,000	7.050		01/19/28	183,539

					1,199,227

	South Africa – 4.7%
	Republic of South Africa (NR/NR)
ZAR	1,090,000	8.875		02/28/35	77,324
	Republic of South Africa (NR/Baa2)
	8,100,000	7.750		02/28/23	566,706
	1,170,000	8.000		01/31/30	78,610
	3,660,000	8.250		03/31/32	248,981
	180,000	8.500		01/31/37	12,292
	800,000	8.750		01/31/44	55,670
	1,790,000	8.750		02/28/48	124,670
	Republic of South Africa (BBB+/Baa2)
	940,000	10.500		12/21/26	77,764
	Republic of South Africa (BBB-/Baa2)
	$150,000	4.665		01/17/24	148,500
	210,000	5.875		09/16/25	223,545

					1,614,062

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Sri Lanka(d) – 0.6%
	Republic of Sri Lanka (B+/B1)
	$200,000	6.000%	01/14/19	$203,000

	Thailand – 2.8%
	Thailand Government Bond (NR/Baa1)
THB	7,559,026	1.250	03/12/28	172,587
	Thailand Government Bond (A-/Baa1)
	4,520,000	3.875	06/13/19	132,853
	10,540,926	1.200	07/14/21	269,443
	6,695,000	3.650	12/17/21	195,920
	2,630,000	3.625	06/16/23	76,935
	4,110,000	3.850	12/12/25	124,013

				971,751

	Turkey – 5.3%
	Republic of Turkey (NR/NR)
TRY	130,000	8.500	07/10/19	39,659
	20,000	8.000	03/12/25	5,542
	Republic of Turkey (NR/Baa3)
	$100,000	7.500	07/14/17	107,875
	300,000	6.750	04/03/18	324,000
	330,000	6.250	09/26/22	352,770
	Turkey Government Bond (NR/NR)
TRY	210,000	10.400	03/27/19	68,125
	590,000	7.400	02/05/20	170,559
	1,500,000	9.400	07/08/20	466,219
	90,000	7.100	03/08/23	24,010
	180,000	10.400	03/20/24	57,776
	660,000	9.000	07/24/24	193,089

				1,809,624

	Venezuela – 0.5%
	Republic of Venezuela (CCC/Caa3)
	$10,000	13.625	08/15/18	5,787
	10,000	7.750	10/13/19	3,425
	40,000	6.000	12/09/20	13,200
	20,000	12.750	08/23/22	8,550
	40,000	9.000	05/07/23	13,700
	50,000	8.250	10/13/24	16,750
	40,000	7.650	04/21/25	13,300
	10,000	11.750	10/21/26	3,850
	50,000	9.250	09/15/27	19,375
	60,000	9.250	05/07/28	20,100
	30,000	11.950	08/05/31	11,700
	90,000	9.375	01/13/34	31,050
	10,000	7.000	03/31/38	3,225

				164,012

	Vietnam – 0.5%
	Socialist Republic of Vietnam (BB-/B1)
	200,000	4.800	11/19/24	189,250

	Zambia – 0.5%
	Republic of Zambia (B/NR)
	200,000	8.500	04/14/24	160,000

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $23,679,613)			$21,566,409

	Corporate Obligations – 14.2%
	Australia – 0.1%
	Toyota Finance Australia Ltd. (NR/NR)
MXN	330,000	3.760%	07/20/17	$19,045

	Brazil(b)(e) – 0.3%
	Banco do Brasil SA (B/NR)
	200,000	6.250	04/15/49	94,000

	Chile – 2.4%
	AES Gener SA (BBB-/Baa3)
	170,000	5.250	08/15/21	175,950
	GNL Quintero SA (BBB/Baa2)
	290,000	4.634 (d)	07/31/29	283,475
	200,000	4.634	07/31/29	195,500
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	200,000	3.625	04/03/23	170,441

				825,366

	Colombia – 0.7%
	Banco de Bogota SA (BBB-/Baa2)
	200,000	5.000	01/15/17	204,000
	Ecopetrol SA (BBB/Baa2)
	30,000	7.375	09/18/43	27,300

				231,300

	Dominican Republic(e)(f) – 0.6%
	Aeropuertos Dominicanos Siglo XXI SA (B/B1)
	200,000	9.750	11/13/19	200,000

	Hong Kong(b)(e) – 0.2%
	Hutchison Whampoa International 10 Ltd. (BBB/Baa2)
	50,000	6.000	10/28/49	50,000

	Israel(d) – 0.6%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)
	100,000	2.803	12/30/16	100,000
	100,000	3.839	12/30/18	100,500

				200,500

	Ivory Coast(d) – 0.3%
	Agromercantil Senior Trust (BB/NR)
	100,000	6.250	04/10/19	99,380

	Jamaica(d)(e) – 0.5%
	Digicel Group Ltd. (NR/Caa1)
	200,000	8.250	09/30/20	184,900

	Kazakhstan – 0.6%
	KazMunayGas National Co. JSC (BB+/Baa3)
	190,000	9.125	07/02/18	205,912

	Luxembourg(d)(e) – 1.2%
	Altice Financing SA (BB-/B1)
EUR	100,000	5.250	02/15/23	110,064
	Tupy Overseas SA (BB-/NR)
	$200,000	6.625	07/17/24	178,000
	Wind Acquisition Finance SA (BB/Ba3)
EUR	110,000	4.000	07/15/20	121,267

				409,331

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Mexico – 1.4%
	Cemex SAB de CV (B+/NR)(d)(e)
	EUR 100,000	4.750%	01/11/22	$105,594
	Gruma SAB de CV (BBB-/NR)(e)
	$200,000	4.875	12/01/24	209,000
	Grupo Televisa SAB (BBB+/Baa1)
	100,000	6.000	05/15/18	109,200
	Petroleos Mexicanos (NR/A3)
MXN	947,700	7.470	11/12/26	51,576

				475,370

	Netherlands – 0.7%
	Myriad International Holding BV (NR/Baa3)
	$100,000	6.375	07/28/17	105,625
	Petrobras Global Finance BV (BB/Ba2)
	10,000	3.000	01/15/19	7,239
	20,000	4.875	03/17/20	14,500
	60,000	4.375	05/20/23	39,119
	20,000	6.250	03/17/24	14,406
	Petrobras International Finance Co. (BB/Ba2)
	100,000	5.375	01/27/21	72,660

				253,549

	Paraguay(d) – 0.4%
	Banco Regional SAECA (BB-/Ba1)
	150,000	8.125	01/24/19	150,152

	Peru – 1.5%
	Abengoa Transmision Sur SA (BBB-/NR)(d)
	200,000	6.875	04/30/43	210,000
	Corp Lindley S.A. (BB+/NR)
	290,000	6.750	11/23/21	317,550

				527,550

	Philippines – 0.3%
	Energy Development Corp. (NR/NR)
	100,000	6.500	01/20/21	109,750

	Turkey(e) – 0.5%
	Global Liman Isletmeleri (NR/B1)
	200,000	8.125	11/14/21	169,053

	United Arab Emirates – 1.3%
	Dolphin Energy Ltd. (NR/A1)
	200,000	5.500	12/15/21	225,250
	Ruwais Power Co. PJSC (A-/A3)(d)
	200,000	6.000	08/31/36	223,000

				448,250

	United Kingdom – 0.4%
	Vedanta Resources PLC (BB-/Ba3)
	200,000	8.250	06/07/21	144,500

	Venezuela – 0.2%
	Petroleos de Venezuela SA (CCC/NR)
	20,000	9.000	11/17/21	7,180
	40,000	6.000	05/16/24	13,000

	Corporate Obligations – (continued)
	Venezuela – (continued)
	Petroleos de Venezuela SA (CCC/NR) – (continued)
	$200,000	6.000%	11/15/26	$63,270

				83,450

	TOTAL CORPORATE OBLIGATIONS
	(Cost $5,077,617)			$4,881,358

	Structured Notes(d) – 3.3%
	Indonesia – 3.3%
	Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)
IDR	3,000,000,000	8.375%	03/20/24	$191,160
	4,100,000,000	9.000	03/20/29	264,471
	2,200,000,000	8.250	06/17/32	131,024
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	5,570,000,000	8.375	03/19/24	354,921
	1,026,000,000	9.000	03/19/29	66,182
	1,110,000,000	9.000	03/19/29	71,601
	1,050,000,000	8.750	05/19/31	66,081

	TOTAL STRUCTURED NOTES
	(Cost $1,467,606)			$1,145,440

	Municipal Debt Obligations – 1.1%
	Puerto Rico – 1.1%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CCC-/Caa3)
	$20,000	6.000%	07/01/44	$13,850
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CCC-/Caa3)
	5,000	5.125	07/01/37	3,388
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CCC-/Caa3)
	5,000	5.000	07/01/33	3,388
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (CC/Caa3)
	20,000	5.500	07/01/32	13,025
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (CC/Caa3)
	15,000	5.500	07/01/26	9,881
	20,000	5.500	07/01/39	12,950
	Puerto Rico Commonwealth GO Bonds Series 2008 A (CC/Caa3)
	15,000	5.375	07/01/33	9,731
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
	30,000	0.000 (c)	08/01/32	12,190
	25,000	6.000	08/01/42	10,563
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
	15,000	5.500	08/01/37	6,319
	55,000	5.375	08/01/39	23,169
	35,000	5.500	08/01/42	14,744

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – 1.1%
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
$5,000	5.000%	08/01/35	$2,106
10,000	6.000	08/01/39	4,225
430,000	5.250	08/01/41	181,137
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
75,000	5.000	08/01/43	31,594
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (CC/Ca)
45,000	5.500	08/01/28	19,406
35,000	6.125	08/01/29	15,181

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $499,832)			$386,847

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 3.9%
United States Treasury Notes
$600,000	2.250%	04/30/21	$622,854
400,000	1.750	09/30/22	399,844
300,000	2.250	11/15/24	305,634

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,313,134)			$1,328,332

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $32,037,802)			$29,308,386

Short-term Investment(g) – 16.2%
Repurchase Agreements – 16.2%
Joint Repurchase Agreement Account II
$5,600,000	0.122%	10/01/15	$5,600,000
(Cost $5,600,000)

TOTAL INVESTMENTS – 101.3%
(Cost $37,637,802)			$34,908,386

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%			(463,450)

NET ASSETS – 100.0%			$34,444,936

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security is currently in default and/or non-income producing.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,831,568, which represents approximately 11.1% of net assets as of September 30, 2015.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2015.
(g)	Joint repurchase agreement was entered into on September 30, 2015. Additional information appears on page 119.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLICP	—Sinacofi Chile Interbank Rate
DTF	—Depositos Termino Fijo
EURO	—Euro Offered Rate
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
LLC	—Limited Liability Company
MIBOR	—Mumbai Interbank Offered Rate
NR	—Not Rated
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	TRY	868,500	USD	277,840	$280,226	12/16/15	$2,386
	USD	21,825	MXN	346,656	20,505	10/01/15	1,320
Barclays Bank PLC	INR	3,690,540	USD	55,960	56,112	10/19/15	152
	USD	55,000	TRY	167,682	54,104	12/16/15	896
	USD	56,089	TWD	1,825,697	55,402	10/02/15	688
	USD	55,865	TWD	1,820,927	55,043	10/26/15	822
	ZAR	5,972,783	USD	421,351	425,008	12/17/15	3,657
BNP Paribas SA	EUR	75,000	PLN	318,238	83,918	12/16/15	363
	USD	416,632	AED	1,532,802	416,386	08/11/16	246
	USD	299,139	AED	1,100,983	299,074	08/15/16	65
	USD	117,119	CLP	76,584,000	109,790	10/23/15	7,329
	USD	40,550	CZK	968,139	39,887	12/16/15	664
	USD	55,354	TWD	1,802,595	54,635	10/05/15	719
	USD	107,950	TWD	3,572,056	107,917	11/30/15	33
Citibank NA	USD	55,369	CNH	362,071	55,313	09/01/16	55
	USD	39,226	KRW	46,379,988	39,118	10/05/15	108
	USD	93,451	KRW	110,991,238	93,434	12/04/15	16
	USD	130,856	SGD	185,770	130,203	12/16/15	653
Credit Suisse International (London)	COP	176,479,820	USD	56,455	56,958	10/29/15	502
	USD	296,518	COP	830,770,478	268,320	10/23/15	28,198
Deutsche Bank AG	HUF	63,275,946	USD	224,510	225,509	12/16/15	999
	ILS	161,519	USD	41,000	41,173	10/02/15	173
	ILS	161,519	USD	41,089	41,218	12/16/15	129
	INR	5,073,083	USD	76,679	77,133	10/19/15	454
	KRW	131,617,057	USD	110,315	111,028	10/02/15	713
	MXN	4,998,000	USD	293,238	293,824	12/16/15	586
	MYR	806,000	USD	182,065	183,528	10/20/15	1,464
	THB	6,188,780	USD	169,000	170,199	11/20/15	1,199
	TWD	3,612,097	USD	109,358	109,611	10/02/15	252
	USD	29,486	COP	85,068,000	27,475	10/23/15	2,011
	USD	74,214	COP	229,450,000	74,080	10/26/15	134
	USD	72,917	IDR	1,010,990,400	68,241	10/30/15	4,676
	USD	385,190	ILS	1,489,227	380,038	12/16/15	5,153
	USD	167,382	KRW	194,832,648	164,221	10/21/15	3,161
	USD	217,656	SGD	305,119	213,853	12/16/15	3,803
	USD	55,000	TWD	1,786,400	54,209	10/02/15	791
	USD	148,704	TWD	4,812,061	145,459	10/26/15	3,245
HSBC Bank PLC	PHP	2,569,644	USD	54,453	54,926	10/19/15	473
	TRY	254,402	USD	82,000	82,084	12/16/15	84
	USD	55,000	BRL	211,728	53,364	10/02/15	1,636
	USD	162,081	ILS	631,483	161,149	12/16/15	932
	USD	55,000	TWD	1,779,921	53,948	10/05/15	1,052
	USD	54,145	TWD	1,753,091	53,029	10/19/15	1,116
JPMorgan Securities, Inc.	CNH	777,959	USD	120,000	121,090	12/16/15	1,090
	HUF	61,727,129	USD	219,482	219,990	12/16/15	508
	INR	3,667,593	USD	55,444	55,623	11/03/15	179
	RUB	12,548,145	USD	190,000	190,104	10/21/15	104
	USD	56,133	KRW	66,480,557	56,081	10/02/15	52
	USD	475,145	MXN	7,394,681	437,393	10/01/15	37,752
	USD	446,993	PLN	1,655,245	434,595	12/16/15	12,398
	USD	95,155	TWD	3,141,057	94,894	12/04/15	261

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co.	BRL	1,165,128	USD	290,722	$293,662	10/02/15	$2,940
	USD	110,000	BRL	427,520	107,753	10/02/15	2,247
	USD	30,457	ZAR	428,000	30,455	12/17/15	2
Royal Bank of Canada	USD	34,645	BRL	124,742	31,440	10/02/15	3,205
	USD	20,053	MXN	310,905	18,390	10/01/15	1,663
	USD	208,148	MXN	3,441,305	202,743	11/19/15	5,405
	USD	856,146	MXN	14,302,896	840,843	12/16/15	15,303
Royal Bank of Scotland PLC	CLP	262,866,225	USD	376,000	376,732	10/26/15	732
	COP	219,150,040	USD	69,562	70,933	10/05/15	1,371
	TRY	170,939	USD	55,000	55,154	12/16/15	154
	USD	110,000	TRY	338,643	109,264	12/16/15	736
Standard Chartered Bank	CNH	1,069,614	USD	165,000	166,487	12/16/15	1,487
	COP	159,914,553	USD	49,448	51,778	10/02/15	2,330
	NGN	10,134,000	USD	47,355	50,795	10/06/15	3,440
	USD	274,000	CNH	1,753,740	272,972	12/16/15	1,028
	USD	309,918	EUR	271,516	303,802	12/16/15	6,116
	USD	55,000	KRW	64,611,250	54,494	10/05/15	506
	USD	82,000	KRW	96,584,192	81,403	10/23/15	597
	USD	544,814	MXN	9,200,274	540,868	12/16/15	3,946
	USD	527,258	ZAR	7,094,330	504,815	12/17/15	22,443
UBS AG (London)	BRL	783,454	USD	187,721	195,238	11/04/15	7,516
	EUR	73,000	HUF	22,888,420	81,681	12/16/15	109
	INR	4,184,934	USD	62,686	63,629	10/19/15	943
	USD	167,722	BRL	651,680	164,251	10/02/15	3,472
	USD	55,000	KRW	65,136,500	54,947	10/02/15	53
	USD	42,000	KRW	49,023,198	41,321	10/21/15	679
Westpac Banking Corp.	USD	1,664,850	EUR	1,474,010	1,649,287	12/16/15	15,562
	USD	95,752	TWD	3,136,357	95,060	10/05/15	692
TOTAL							$240,129
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	CLP	31,745,760	USD	46,089	$45,515	10/22/15	$(574)
	PLN	207,291	EUR	49,000	54,426	12/16/15	(402)
	PLN	635,197	USD	168,099	166,775	12/16/15	(1,324)
	USD	22,335	RUB	1,487,298	22,532	10/21/15	(197)
Barclays Bank PLC	PHP	2,926,000	USD	64,188	62,501	10/30/15	(1,686)
	USD	184,454	CNH	1,228,466	187,672	09/01/16	(3,218)
	USD	82,000	INR	5,446,407	82,809	10/19/15	(809)
	ZAR	1,143,311	USD	83,000	81,355	12/17/15	(1,645)
BNP Paribas SA	IDR	782,190,000	USD	54,000	52,797	10/30/15	(1,203)
	PLN	636,815	USD	168,823	167,200	12/16/15	(1,623)
	USD	195,102	AED	718,244	195,106	08/15/16	(4)
Citibank NA	BRL	842,266	USD	259,478	212,287	10/02/15	(47,191)
	CLP	73,077,200	USD	106,063	104,865	10/13/15	(1,198)
	COP	1,570,762,900	USD	511,000	507,138	10/26/15	(3,862)
	HUF	61,362,938	USD	219,040	218,692	12/16/15	(348)
	KRW	110,991,238	USD	93,648	93,612	10/05/15	(36)
	MXN	1,672,820	USD	98,843	98,342	12/16/15	(501)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (continued)	USD	171,558	CNH	1,109,519	$172,698	12/16/15	$(1,140)
	USD	72,503	COP	226,190,285	73,236	10/02/15	(734)
	USD	55,000	ZAR	774,769	55,131	12/17/15	(131)
Credit Suisse International (London)	USD	163,000	RUB	10,922,500	165,475	10/21/15	(2,475)
Deutsche Bank AG	COP	229,450,000	USD	74,424	74,268	10/05/15	(157)
	COP	193,512,894	USD	71,289	62,500	10/23/15	(8,788)
	MYR	1,272,164	USD	329,764	289,649	10/23/15	(40,115)
	MYR	271,301	USD	63,000	61,758	10/30/15	(1,242)
	THB	10,090,340	USD	278,585	277,496	11/20/15	(1,089)
	USD	204,791	CNH	1,360,983	207,916	09/01/16	(3,125)
	USD	95,000	INR	6,291,588	95,659	10/19/15	(659)
	USD	86,000	INR	5,715,844	86,686	11/03/15	(686)
	USD	173,156	KRW	206,843,000	174,277	11/02/15	(1,122)
	USD	181,900	MYR	806,000	183,530	10/05/15	(1,630)
	USD	127,000	SGD	182,140	127,659	12/16/15	(659)
	USD	109,012	TWD	3,612,097	109,127	11/30/15	(115)
	ZAR	4,338,065	USD	313,872	308,686	12/17/15	(5,187)
HSBC Bank PLC	BRL	741,605	USD	193,318	186,916	10/02/15	(6,402)
	MYR	806,000	USD	186,509	183,530	10/05/15	(2,979)
	MYR	379,453	USD	89,103	86,431	10/09/15	(2,672)
	PEN	185,000	USD	57,430	56,812	10/23/15	(619)
	RUB	9,768,137	USD	166,486	147,842	10/23/15	(18,644)
	TRY	248,625	USD	81,000	80,220	12/16/15	(780)
	USD	86,000	BRL	343,078	86,470	10/02/15	(470)
	USD	55,000	TRY	172,688	55,719	12/16/15	(719)
	ZAR	2,634,668	USD	189,000	187,476	12/17/15	(1,524)
HSBC Securities, Inc.	USD	164,000	CNH	1,081,891	165,280	09/01/16	(1,280)
JPMorgan Securities, Inc.	MXN	934,709	USD	55,000	54,950	12/16/15	(50)
	TWD	6,718,873	USD	205,415	203,642	10/05/15	(1,773)
	USD	110,000	CNH	723,225	110,487	09/01/16	(487)
	USD	92,414	RUB	6,151,067	93,188	10/21/15	(774)
	USD	25,000	TRY	77,897	25,134	12/16/15	(134)
Morgan Stanley & Co.	BRL	512,846	USD	132,646	129,259	10/02/15	(3,387)
	IDR	992,460,000	USD	68,000	66,990	10/30/15	(1,010)
	MXN	916,239	USD	55,367	53,864	12/16/15	(1,503)
	MYR	553,000	USD	125,925	125,696	11/30/15	(229)
	USD	642,104	BRL	2,705,826	681,983	10/02/15	(39,879)
	USD	54,076	BRL	226,260	56,384	11/04/15	(2,308)
Royal Bank of Canada	BRL	219,246	USD	56,000	55,259	10/02/15	(741)
	USD	84,000	MXN	1,459,815	85,820	12/16/15	(1,820)
Royal Bank of Scotland PLC	BRL	1,559,550	USD	401,222	393,073	10/02/15	(8,149)
	CLP	37,912,323	USD	55,000	54,404	10/13/15	(596)
	HUF	176,875,127	USD	643,961	630,366	12/16/15	(13,595)
	MXN	20,532,334	USD	1,231,419	1,207,060	12/16/15	(24,359)
	PLN	2,082,651	USD	564,343	546,813	12/16/15	(17,530)
	RON	1,723,300	USD	441,849	435,195	12/16/15	(6,654)
	TRY	964,026	USD	312,549	311,048	12/16/15	(1,501)
	USD	18,243	COP	56,403,961	18,257	10/05/15	(13)
	USD	493,451	COP	1,563,252,768	504,896	10/23/15	(11,445)
	USD	164,210	ILS	644,065	164,360	12/16/15	(149)
	ZAR	6,606,383	USD	490,539	470,093	12/17/15	(20,446)
Standard Chartered Bank	MYR	1,793,629	USD	424,126	408,292	10/30/15	(15,834)
	TWD	3,005,413	USD	92,433	90,910	10/19/15	(1,523)

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Standard Chartered Bank (continued)	USD	774,829	CNH	4,998,180	$777,974	12/16/15	$(3,145)
	USD	55,000	CNH	366,383	55,972	09/01/16	(972)
	USD	34,000	NGN	7,106,000	34,036	01/05/16	(36)
	USD	130,730	SGD	187,100	131,136	12/16/15	(406)
	USD	84,000	TWD	2,798,523	84,569	10/29/15	(569)
	ZAR	750,670	USD	56,000	53,416	12/17/15	(2,584)
UBS AG (London)	BRL	207,390	USD	55,000	52,271	10/02/15	(2,729)
	USD	189,928	BRL	783,454	197,464	10/02/15	(7,535)
	USD	175,962	CNH	1,148,413	178,752	12/16/15	(2,791)
Westpac Banking Corp.	MYR	1,320,505	USD	343,774	300,593	10/30/15	(43,181)
	USD	271,563	CNH	1,769,642	275,447	12/16/15	(3,884)
	USD	110,000	CNH	722,136	110,320	09/01/16	(320)
	USD	113,712	KRW	135,491,085	114,138	11/09/15	(426)
TOTAL							$(415,431)

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
20 Year U.S. Treasury Bonds	$(1)	December 2015	$(157,344)	$(56)
2 Year U.S. Treasury Notes	4	December 2015	876,125	1,278
5 Year U.S. Treasury Notes	16	December 2015	1,928,250	7,340
10 Year U.S. Treasury Notes	(4)	December 2015	(514,937)	(3,171)
TOTAL				$5,391

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	BRL	2,340	01/04/16	13.795%	1 month Brazilian Interbank Deposit Average	$(1,062)
	INR	71,120	05/28/16	6 Month MIBOR	7.369%	(1,283)
	BRL	1,180	01/02/18	13.962	1 month Brazilian Interbank Deposit Average	(8,447)
	MXN	680	03/03/26	6.930	Mexico Interbank TIIE 28 Days	1,638
Barclays Bank PLC	BRL	540	01/04/16	11.555	1 month Brazilian Interbank Deposit Average	(1,171)
		440	01/02/17	12.190	1 month Brazilian Interbank Deposit Average	(3,293)
Citibank NA		120	01/04/16	1 month Brazilian Interbank Deposit Average	11.945	192
	THB	8,830	11/17/16	1.905	6 Month Thai Reuters	952
		8,830	11/25/16	1.800	6 month Thai Reuters	639

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Citibank NA (continued)	BRL	980		01/02/17	11.455%	1 month Brazilian Interbank Deposit Average	$(12,100)
		320		01/02/18	14.460	1 month Brazilian Interbank Deposit Average	(1,630)
Credit Suisse International (London)		6,830		01/04/16	13.815	1 month Brazilian Interbank Deposit Average	(3,198)
	CLP	36,600		03/28/16	6 month CLICP	3.860%	(310)
		42,120		04/28/17	6 month CLICP	3.980	(262)
		22,170		05/12/17	6 month CLICP	3.950	(103)
	BRL	170		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(3,680)
		300		01/02/18	11.960	1 month Brazilian Interbank Deposit Average	(5,085)
	COP	95,320		04/15/19	Colombia 90 days DTF	5.110	900
Deutsche Bank AG	BRL	250		01/04/16	11.230	1 month Brazilian Interbank Deposit Average	(1,189)
		1,720		01/04/16	1 month Brazilian Interbank Deposit Average	13.155	1,927
		1,850		01/04/16	9.280	1 month Brazilian Interbank Deposit Average	(22,071)
		2,020		01/04/16	13.874	1 month Brazilian Interbank Deposit Average	(807)
		2,110		01/04/16	1 month Brazilian Interbank Deposit Average	12.000	6,033
		880		01/02/17	16.860	1 month Brazilian Interbank Deposit Average	2,681
		1,880		01/02/17	12.842	1 month Brazilian Interbank Deposit Average	(13,290)
		40		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	(858)
		400		01/02/18	11.945	1 month Brazilian Interbank Deposit Average	(6,813)
		480		01/02/18	14.580	1 month Brazilian Interbank Deposit Average	(2,211)
	MXN	990		09/25/18	Mexico Interbank TIIE 28 Days	5.180	(700)
	CLP	17,660		04/10/19	6 month CLICP	4.430	(269)
	BRL	150		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	3,639
	MXN	3,740	(a)	02/15/29	9.625	Mexico Interbank TIIE 28 Days	9,304
JPMorgan Securities, Inc.	INR	53,590		06/01/16	6 Month MIBOR	7.345	(235)
	THB	9,440		11/24/16	1.810	1 month Thai Reuters	693
	BRL	1,520		01/02/17	1 month Brazilian Interbank Deposit Average	12.290	14,027
		390		01/02/18	13.910	1 month Brazilian Interbank Deposit Average	(2,879)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
JPMorgan Securities, Inc. (continued)	COP	67,690	04/22/19	Colombia IBR Overnight Interbank	5.190	$592
Morgan Stanley & Co. International PLC	THB	4,410	11/28/16	1.820%	6 month Thai Reuters	362
	BRL	110	01/02/17	16.490	1 month Brazilian Interbank Deposit Average	239
		1,190	01/02/17	15.954	1 month Brazilian Interbank Deposit Average	1,088
		1,270	01/02/17	15.575	1 month Brazilian Interbank Deposit Average	(28)
	ZAR	6,350	07/23/20	7.490	3 month JIBAR	(4,576)
	BRL	150	01/04/21	1 month Brazilian Interbank Deposit Average	11.410%	4,460
TOTAL						$(48,184)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
ZAR 1,120		06/13/19	7.640%	3 month JIBAR	$1	$175
350		09/05/19	7.280	3 month JIBAR	(1)	(292)
2,400		09/08/19	7.310	3 month JIBAR	(6)	(1,848)
EUR 330	(a)	12/16/20	0.500	6 month EURO	104	(2,185)
ZAR 750		03/14/24	3 month JIBAR	8.550%	1	(985)
690		12/18/24	3 month JIBAR	7.890	—	1,397
MXN 1,060		01/24/25	Mexico Interbank TIIE 28 Days	5.660	1	3,060
EUR 260	(a)	12/16/25	6 month EURO	0.750	8,486	(1,290)
TOTAL					$8,586	$(1,968)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 4.250%, 10/28/17	$30	(1.000)%	06/20/19	0.965%	$(133)	$87
Barclays Bank PLC	Russian Federation, 7.500%, 3/31/30	30	(1.000)	03/20/19	0.904	(91)	(15)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased: (continued)
Citibank NA	People’s Republic of China, 4.250%, 10/28/17	$480	(1.000)%	03/20/19	0.904%	$(1,510)	$(190)
		850	(1.000)	06/20/19	0.965	(4,766)	3,447
JPMorgan Securities, Inc.		30	(1.000)	03/20/19	0.904	(76)	(30)
		170	(1.000)	06/20/19	0.965	(733)	468
Protection Sold:
Barclays Bank PLC	Republic of Colombia, 10.375%, 01/28/33	300	1.000	12/20/19	2.248	(10,520)	(4,282)
		60	1.000	06/20/20	3.507	(6,335)	(59)
Deutsche Bank AG	Republic of Brazil, 4.250%, 01/07/25	90	1.000	12/20/20	4.730	(14,769)	(114)
TOTAL						$(38,933)	$(688)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

NON-DELIVERABLE BOND FORWARD CONTRACTS#

Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Unrealized Gain (Loss)*
Deutsche Bank AG	COP 289,800	Titulos de Tesoreria 7.750%, 09/18/30	10/14/15	$923
	75,400	Titulos de Tesoreria 7.750%, 09/18/30	10/15/15	99
TOTAL				$1,022

#	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

*	There are no upfront payments on the bond forward contracts, therefore the unrealized gain (loss) of the bond forward contracts is equal to their market value.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – 67.6%
	Argentina – 2.0%
	Republic of Argentina (NR/NR)
EUR	5,353,043	7.820	%(a)	12/31/33	$5,428,201
	$7,795,331	8.280	(a)	12/31/33	7,756,355
	1,586,000	0.000	(b)	12/15/35	127,673
EUR	64,905,341	0.000	(b)	12/15/35	5,802,016
	$2,600,000	2.500	(a)	12/31/38	1,501,500

					20,615,745

	Azerbaijan – 1.2%
	Republic of Azerbaijan (NR/Baa3)
	13,530,000	4.750		03/18/24	12,718,200

	Belize(c)(d) – 0.2%
	Government of Belize (B-/Caa2)
	2,446,500	5.000		02/20/38	1,798,178

	Brazil – 2.1%
	Brazil Letras do Tesouro Nacional (BBB-/Baa3)(e)
BRL	13,438,000	0.000		01/01/16	3,275,282
	Brazil Notas do Tesouro Nacional (BBB-/Baa3)
	2,702,000	10.000		01/01/25	508,940
	6,640,132	6.000		08/15/40	1,421,126
	Federal Republic of Brazil (BB+/Baa3)
	$2,760,000	4.875		01/22/21	2,677,200
	3,540,000	4.250		01/07/25	3,097,500
	2,230,000	8.250		01/20/34	2,308,050
	1,470,000	7.125		01/20/37	1,378,125
	1,170,000	5.625		01/07/41	938,925
	2,240,000	5.000		01/27/45	1,674,400
	Federal Republic of Brazil (BBB-/Baa3)
BRL	19,707,155	6.000		08/15/50	4,138,721

					21,418,269

	Bulgaria – 0.1%
	Republic of Bulgaria (BB+/Baa2)
EUR	610,000	4.250		07/09/17	725,237

	Colombia – 3.4%
	Republic of Colombia (BBB/NR)
	$7,280,000	4.500		01/28/26	7,101,531
	Republic of Colombia (BBB/Baa2)
	310,000	8.700		02/15/16	307,946
	920,000	7.375		09/18/37	1,032,700
	3,170,000	6.125		01/18/41	3,138,300
	6,770,000	5.625		02/26/44	6,313,025
	19,910,000	5.000		06/15/45	17,023,050

					34,916,552

	Costa Rica – 1.6%
	Republic of Costa Rica (BB/Ba1)
	390,000	9.995		08/01/20	471,413
	3,500,000	5.625	(c)	04/30/43	2,620,625
	2,660,000	5.625		04/30/43	1,991,675
	12,430,000	7.158	(c)	03/12/45	11,093,775

					16,177,488

	Croatia – 6.1%
	Republic of Croatia (BB/Ba1)
	10,087,000	6.250		04/27/17	10,553,524

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Croatia – (continued)
	Republic of Croatia (BB/Ba1) – (continued)
EUR	1,240,000	5.875%		07/09/18	$1,518,937
	$3,870,000	6.750		11/05/19	4,203,788
	3,140,000	6.625		07/14/20	3,406,900
	930,000	6.375		03/24/21	999,750
EUR	19,740,000	3.875		05/30/22	22,103,899
	$201,000	5.500		04/04/23	206,025
	6,451,000	6.000		01/26/24	6,805,805
EUR	12,770,000	3.000		03/11/25	12,913,619

					62,712,247

	Dominican Republic – 5.5%
	Dominican Republic (NR/NR)
DOP	20,700,000	16.000		07/10/20	564,812
	57,100,000	11.500		05/10/24	1,339,084
	8,900,000	18.500	(c)	02/04/28	287,817
	140,800,000	11.375		07/06/29	3,225,441
	Dominican Republic (BB-/B1)
	$1,694,114	9.040		01/23/18	1,795,761
	1,532,000	7.500		05/06/21	1,646,900
	1,500,000	8.625		04/20/27	1,736,250
	15,210,000	7.450	(c)	04/30/44	15,533,212
	7,456,000	7.450		04/30/44	7,614,440
	18,320,000	6.850	(c)	01/27/45	17,610,100
	5,099,000	6.850		01/27/45	4,901,414

					56,255,231

	Ecuador – 0.3%
	Ecuador Government International Bond (B/NR)
	2,960,000	10.500	(c)	03/24/20	2,220,000
	740,000	10.500		03/24/20	555,000
	450,000	7.950		06/20/24	317,250

					3,092,250

	Egypt – 1.0%
	Republic of Egypt (B-/B3)
	2,290,000	5.875	(c)	06/11/25	2,165,195
	6,120,000	5.875		06/11/25	5,786,460
	2,200,000	6.875		04/30/40	2,054,250

					10,005,905

	El Salvador – 1.1%
	El Salvador Government International Bond (B+/Ba3)
	1,550,000	7.375		12/01/19	1,581,000
	1,160,000	7.750	(f)	01/24/23	1,151,300
	210,000	5.875		01/30/25	182,438
	2,120,000	6.375		01/18/27	1,857,650
	3,870,000	8.250		04/10/32	3,782,925
	1,810,000	7.650		06/15/35	1,608,637
	1,650,000	7.625		02/01/41	1,452,000

					11,615,950

	Ethiopia – 0.5%
	Republic of Ethiopia (B/B1)
	2,210,000	6.625	(c)	12/11/24	2,027,675
	3,530,000	6.625		12/11/24	3,238,775

					5,266,450

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Gabon(c) – 0.2%
	Republic of Gabon (B+/NR)
	$911,800	6.375%		12/12/24	$754,515
	Republic of Gabon (B+/Ba3)
	1,770,000	6.950		06/16/25	1,484,145

					2,238,660

	Guatemala – 0.7%
	Republic of Guatemala (BB/Ba1)
	3,300,000	5.750	(c)	06/06/22	3,489,750
	3,180,000	5.750		06/06/22	3,362,850

					6,852,600

	Honduras – 1.5%
	Republic of Honduras (B+/B3)
	9,990,000	8.750	(c)	12/16/20	11,038,950
	1,218,000	8.750		12/16/20	1,345,890
	2,660,000	7.500	(c)	03/15/24	2,776,375

					15,161,215

	Hungary – 4.0%
	Hungary Government Bond (BB+/Ba1)
EUR	5,780,000	4.375		07/04/17	6,868,624
	$1,850,000	4.125		02/19/18	1,918,450
EUR	7,530,000	5.750		06/11/18	9,475,952
	$3,080,000	4.000		03/25/19	3,199,350
	2,360,000	6.250		01/29/20	2,648,793
	200,000	5.375		02/21/23	217,600
	4,690,000	5.750		11/22/23	5,214,108
	6,320,000	5.375		03/25/24	6,819,280
	3,410,000	7.625		03/29/41	4,509,350

					40,871,507

	Indonesia – 4.8%
	Perusahaan Penerbit SBSN (NR/Baa3)
	530,000	4.325		05/28/25	490,621
	Perusahaan Penerbit SBSN (BB+/Baa3)
	360,000	3.300		11/21/22	328,500
	4,580,000	4.325	(c)	05/28/25	4,239,706
	Republic of Indonesia (BB+/Baa3)
	820,000	7.500		01/15/16	833,325
	2,970,000	6.875		01/17/18	3,255,863
	5,364,000	11.625		03/04/19	6,812,280
	610,000	5.375		10/17/23	629,825
	2,766,000	5.875		01/15/24	2,925,045
	2,850,000	4.125		01/15/25	2,686,125
	3,120,000	6.625		02/17/37	3,272,100
	6,454,000	7.750		01/17/38	7,599,585
	7,479,000	5.250		01/17/42	6,675,007
	610,000	4.625		04/15/43	509,350
	2,400,000	6.750		01/15/44	2,541,000
	8,170,000	5.125		01/15/45	7,158,962

					49,957,294

	Iraq – 0.5%
	Republic of Iraq (NR/NR)
	7,740,000	5.800		01/15/28	5,330,925

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Kazakhstan – 1.6%
	Republic of Kazakhstan (BBB/Baa2)
	$4,750,000	5.125	%(c)	07/21/25	$4,613,437
	810,000	4.875	(c)	10/14/44	643,950
	1,190,000	4.875		10/14/44	946,050
	11,420,000	6.500	(c)	07/21/45	10,763,350

					16,966,787

	Kenya – 1.2%
	Republic of Kenya (B+/NR)
	2,780,000	6.875	(c)	06/24/24	2,488,100
	11,257,000	6.875		06/24/24	10,075,015

					12,563,115

	Latvia – 0.6%
	Republic of Latvia (A-/A3)
	5,583,000	5.250		02/22/17	5,888,167

	Lithuania – 0.5%
	Republic of Lithuania (A-/A3)
	4,730,000	7.375		02/11/20	5,689,764

	Mexico – 8.1%
	United Mexican States (NR/NR)(e)
MXN	19,076,260	0.000		10/01/15	1,126,945
	79,350,450	0.000		10/29/15	4,680,174
	566,174,840	0.000		11/12/15	33,325,975
	United Mexican States (NR/A3)
	47,442,000	4.750		06/14/18	2,817,967
	United Mexican States (A/A3)
	48,146,912	5.000		06/16/16	2,961,172
	22,389,600	10.000		12/05/24	1,690,342
	4,382,200	7.500		06/03/27	282,990
	10,713,200	8.500		05/31/29	749,222
	54,875,100	7.750		11/23/34	3,603,243
	United Mexican States (BBB+/A3)
	$990,000	3.625		03/15/22	998,910
	3,260,000	3.600		01/30/25	3,198,060
	280,000	6.050		01/11/40	306,600
	8,098,000	4.750		03/08/44	7,389,425
	3,783,000	5.550		01/21/45	3,877,575
	13,198,000	4.600		01/23/46	11,746,220
	2,632,000	5.750		10/12/10	2,460,920
EUR	1,960,000	4.000		03/15/15	1,808,598

					83,024,338

	Montenegro(c) – 0.1%
	Republic of Montenegro (B+/Ba3)
	1,360,000	3.875		03/18/20	1,447,548

	Netherlands – 0.2%
	Republic of Mozambique (NR/B2)
	$2,670,850	6.305		09/11/20	2,283,577

	Nigeria – 0.5%
	Republic of Nigeria (B+/NR)
	1,621,000	6.750		01/28/21	1,531,845
	3,710,000	6.375		07/12/23	3,283,350

					4,815,195

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Pakistan – 1.0%
	Islamic Republic of Pakistan (NR/B3)
	$3,290,000	8.250	%(c)	09/30/25	$3,380,475
	Islamic Republic of Pakistan (B-/B3)
	1,830,000	6.875		06/01/17	1,891,762
	1,070,000	6.875	(c)	06/01/17	1,106,113
	3,060,000	6.750	(c)	12/03/19	3,128,850
	560,000	8.250	(c)	04/15/24	584,884

					10,092,084

	Panama – 2.0%
	Panama Notas del Tesoro (BBB/NR)
	920,000	4.875		02/05/21	969,588
	Republic of Panama (BBB/Baa2)
	210,000	3.750		03/16/25	203,175
	1,911,000	8.875		09/30/27	2,641,957
	1,528,000	9.375	(f)	04/01/29	2,198,410
	12,600,000	6.700		01/26/36	14,994,000

					21,007,130

	Paraguay – 0.3%
	Republic of Paraguay (BB/Ba1)
	3,490,000	6.100		08/11/44	3,402,750

	Peru – 0.0%
	Republic of Peru (BBB+/A3)
	70,000	5.625		11/18/50	71,925

	Philippines – 1.3%
	Republic of Philippines (BBB/Baa2)
	2,160,000	9.875		01/15/19	2,713,500
	5,869,000	8.375		06/17/19	7,211,534
	100,000	6.375		01/15/32	127,750
	2,410,000	6.375		10/23/34	3,151,075

					13,203,859

	Romania – 0.3%
	Republic of Romania (BBB-/Baa3)
EUR	2,490,000	5.250		06/17/16	2,876,924

	Russia – 0.5%
	Russian Federation (BB+/Ba1)
	$4,800,000	4.875	(g)	09/16/23	4,824,000
	200,000	5.625		04/04/42	186,250
	200,000	5.875		09/16/43	192,000

					5,202,250

	South Africa – 1.3%
	Republic of South Africa (BBB-/Baa2)
	430,000	4.665		01/17/24	425,700
	5,640,000	5.875		09/16/25	6,003,780
	7,670,000	5.375		07/24/44	7,194,460

					13,623,940

	Sri Lanka – 2.3%
	Republic of Sri Lanka (B+/B1)
	1,180,000	6.000	(c)	01/14/19	1,197,700
	360,000	6.000		01/14/19	365,400
	1,222,000	6.250	(c)	10/04/20	1,235,747
	1,260,000	6.250		10/04/20	1,274,175

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Sri Lanka – (continued)
	Republic of Sri Lanka (B+/B1) – (continued)
	$13,294,000	6.250%		07/27/21	$13,260,765
	4,590,000	5.875		07/25/22	4,417,875
	1,807,000	6.125		06/03/25	1,734,720

					23,486,382

	Turkey – 2.8%
	Republic of Turkey (NR/Baa3)
	6,450,000	4.250		04/14/26	5,863,050
	5,180,000	4.875		04/16/43	4,322,710
	5,364,000	7.500		07/14/17	5,786,415
	1,992,000	7.375		02/05/25	2,278,848
	610,000	8.000		02/14/34	736,880
	140,000	6.750		05/30/40	149,100
	9,760,000	6.000		01/14/41	9,516,000

					28,653,003

	Ukraine – 1.2%
	Financing of Infrastructural Projects State Enterprise (NR/Ca)
	3,950,000	8.375		11/03/17	3,090,890
	2,190,000	9.000	(c)	12/07/17	1,730,100
	510,000	9.000		12/07/17	402,900
	2,030,000	7.400		04/20/18	1,591,633
	Ukraine Government Bond (CC/Ca)
	5,310,000	6.250		06/17/16	4,168,350
	Ukraine Government Bond (D/Ca)
	1,380,000	6.750		11/14/17	1,092,270

					12,076,143

	Uruguay – 0.2%
	Republic of Uruguay (BBB/Baa2)
	2,772,828	5.100		06/18/50	2,405,428

	Venezuela – 2.5%
	Republic of Venezuela (CCC/Caa3)
	1,182,000	13.625		08/15/18	684,082
	2,810,000	6.000		12/09/20	927,300
	16,980,000	9.000		05/07/23	5,815,650
	23,031,600	8.250		10/13/24	7,715,586
	13,060,000	7.650		04/21/25	4,342,450
	40,000	11.750		10/21/26	15,400
	9,248,000	9.250		05/07/28	3,098,080
	6,240,000	9.375		01/13/34	2,152,800
	2,970,000	7.000		03/31/38	957,825

					25,709,173

	Vietnam – 1.6%
	Socialist Republic of Vietnam (BB-/B1)
	12,950,000	6.750	(c)	01/29/20	14,131,687
	2,576,000	4.800	(c)	11/19/24	2,437,540
	200,000	4.800		11/19/24	189,250

					16,758,477

	Zambia – 0.7%
	Republic of Zambia (B/NR)
	5,171,000	5.375		09/20/22	3,663,654
	4,660,000	8.970	(c)(g)	07/30/27	3,693,050

					7,356,704

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $750,231,160)				$696,334,566

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Debt Obligation – 0.5%
	Supranational – 0.5%
	Corporacion Andina de Fomento (AA-/Aa3)
	$4,640,000	1.500%		08/08/17	$4,680,095
	(Cost $4,655,949)

	Corporate Obligations – 26.3%
	Azerbaijan – 0.8%
	State Oil Company of the Azerbaijan Republic (BB+/Ba1)
	$4,110,000	5.450%		02/09/17	$4,171,650
	4,580,000	4.750		03/13/23	3,973,150

					8,144,800

	Bermuda(c)(h) – 0.5%
	Digicel Ltd. (NR/B1)
	5,230,000	6.750		03/01/23	4,707,000

	Brazil – 1.7%
	Banco do Brasil SA (B/NR)(b)(h)
	3,410,000	6.250		10/29/49	1,602,700
	Banco do Brasil SA (B/Ba3)(b)(h)
	4,900,000	9.000		06/29/49	2,891,000
	Banco do Estado do Rio Grande do Sul SA (NR/Ba1)(c)
	3,740,000	7.375		02/02/22	2,757,371
	Brazil Minas SPE via State of Minas Gerais (BB+/NR)(c)
	12,630,000	5.333		02/15/28	10,104,000
	Independencia International Ltd. (NR/NR)(a)(c)
	1,277,436	12.000		12/30/16	—
	Raizen Energy Finance Ltd. (BBB/Baa3)
	450,000	7.000		02/01/17	461,250

					17,816,321

	British Virgin Islands(c)(g) – 0.2%
	Arcos Dorados Holdings, Inc. (NR/Ba3)
	2,717,000	6.625		09/27/23	2,200,770

	Chile – 4.0%
	AES Gener SA (BBB-/Baa3)
	1,320,000	5.250	(c)	08/15/21	1,366,200
	3,309,000	5.250		08/15/21	3,424,815
	Banco del Estado de Chile
	3,550,000	4.125	(c)	10/07/20	3,697,325
	970,000	3.875	(c)	02/08/22	985,763
	1,510,000	3.875		02/08/22	1,534,538
	Corpbanca SA (BBB/Baa3)(c)
	4,071,000	3.875		09/22/19	4,101,532
	E.CL SA (BBB/NR)
	2,490,000	5.625	%(c)	01/15/21	2,714,100
	430,000	5.625		01/15/21	468,700
	Embotelladora Andina SA (BBB/NR)(c)
	980,000	5.000		10/01/23	1,041,250
	Empresa Electrica Angamos SA (NR/Baa3)(c)
	5,760,000	4.875		05/25/29	5,443,200
	GNL Quintero SA (BBB/Baa2)
	1,060,000	4.634		07/31/29	1,036,150
	9,080,000	4.634	(c)	07/31/29	8,875,700
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	1,360,000	5.500		04/21/20	1,346,400

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Chile – (continued)
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1) – (continued)
	$2,333,000	3.625%		04/03/23	$1,988,194
	3,991,000	4.375	(c)(h)	01/28/25	3,352,440

					41,376,307

	Colombia – 0.6%
	Banco de Bogota SA (BBB-/Baa2)
	1,450,000	5.000	(c)	01/15/17	1,479,000
	4,324,000	5.000		01/15/17	4,410,480
	Ecopetrol SA (BBB/Baa2)
	600,000	7.375		09/18/43	546,000

					6,435,480

	Costa Rica – 1.5%
	Banco de Costa Rica (NR/Ba1)
	4,870,000	5.250	(c)	08/12/18	4,876,087
	1,010,000	5.250		08/12/18	1,011,263
	Banco Nacional de Costa Rica (NR/Ba1)
	3,000,000	4.875	(c)	11/01/18	2,966,250
	380,000	4.875		11/01/18	375,725
	5,890,000	6.250	(c)	11/01/23	5,764,837

					14,994,162

	Croatia(c) – 0.0%
	Hrvatska Elektroprivreda (BB-/Ba2)
	290,000	6.000		11/09/17	301,600

	Dominican Republic(h) – 0.3%
	Aeropuertos Dominicanos Siglo XXI SA (B/B1)
	3,392,000	9.750		11/13/19	3,392,000

	Ecuador(b) – 0.3%
	EP PetroEcuador via Noble Sovereign Funding I Ltd. (B/NR)
	3,810,526	5.957		09/24/19	2,886,474

	Guatemala(h) – 0.3%
	Central American Bottling Corp. (BB/Ba2)
	2,050,000	6.750	(c)	02/09/22	2,142,250
	604,000	6.750		02/09/22	631,180

					2,773,430

	Hong Kong – 0.4%
	Biostime International Holdings Ltd. (NR/NR)(e)(f)
HKD	16,000,000	0.000		02/20/19	1,847,730
	China Unicom Ltd. (NR/NR)
CNH	8,770,000	4.000		04/16/17	1,349,422
	CITIC Ltd. (BBB+/A3)
	$630,000	6.375		04/10/20	695,585
	200,000	6.800		01/17/23	226,577

					4,119,314

	Hungary(c) – 0.3%
	MFB Magyar Fejlesztesi Bank Zrt (NR/Ba1)
	2,510,000	6.250		10/21/20	2,775,407

	India(c) – 0.1%
	Adani Ports & Special Economic Zone Ltd. (BBB-/Baa3)
	1,360,000	3.500		07/29/20	1,348,361

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Indonesia – 0.4%
	Pertamina Persero PT (BB+/Baa3)(c)
	$2,930,000	5.625%		05/20/43	$2,270,384
	Perusahaan Gas Negara Persero Tbk PT (BB+/Baa3)
	1,940,000	5.125		05/16/24	1,830,875

					4,101,259

	Ireland – 1.0%
	AHML Finance Ltd. (BB+/Ba1)(c)
RUB	103,900,000	7.750		02/13/18	1,430,283
	EDC Finance Ltd. (BB+/NR)(c)
	$2,270,000	4.875		04/17/20	1,929,500
	MTS International Funding Ltd. (BB+/Ba1)
	2,943,000	5.000		05/30/23	2,648,700
	Phosagro OAO via Phosagro Bond Funding Ltd. (NR/Ba1)
	3,830,000	4.204	(c)	02/13/18	3,777,337
	240,000	4.204		02/13/18	236,700

					10,022,520

	Israel(c) – 0.2%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)
	1,200,000	2.803		12/30/16	1,200,000
	1,200,000	3.839		12/30/18	1,206,000

					2,406,000

	Ivory Coast – 0.5%
	Agromercantil Senior Trust (BB/NR)(c)
	3,420,000	6.250		04/10/19	3,398,779
	Comcel Trust (NR/Ba1)(h)
	330,000	6.875		02/06/24	325,050
	Comunicaciones Celulares SA (NR/Ba1)(c)(h)
	810,000	6.875		02/06/24	797,850

					4,521,679

	Jamaica(c)(h) – 0.1%
	Digicel Group Ltd. (NR/Caa1)
	1,220,000	8.250		09/30/20	1,127,890

	Kazakhstan – 0.6%
	KazMunayGas National Co. (BB+/Baa3)
	3,060,000	5.750	(c)	04/30/43	2,219,648
	1,348,000	5.750		04/30/43	977,805
	KazMunayGas National Co. JSC (BB+/Baa3)
	2,220,000	9.125		07/02/18	2,405,925

					5,603,378

	Luxembourg – 3.1%
	Altice Financing SA (BB-/B1)(c)(h)
	1,680,000	6.500		01/15/22	1,629,600
	Altice Financing SA (BB-/B1)(c)(h)
	1,160,000	6.625		02/15/23	1,116,500
	Gazprom Neft OAO Via GPN Capital SA (BB+/Ba1)
	208,000	4.375		09/19/22	177,123
	14,080,000	6.000	(c)	11/27/23	13,059,200
	1,320,000	6.000		11/27/23	1,224,300
	MHP SA (CCC-/NR)
	2,040,000	8.250		04/02/20	1,721,250

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Luxembourg – (continued)
	Tupy Overseas SA (BB-/NR)(h)
	$3,450,000	6.625	%(c)	07/17/24	$3,070,500
	879,000	6.625		07/17/24	782,310
	Wind Acquisition Finance SA (B/Caa1)(h)
EUR	4,490,000	7.000		04/23/21	5,004,581
	Wind Acquisition Finance SA (B/Caa1)(c)(h)
	$3,920,000	7.375		04/23/21	3,792,600
	Wind Acquisition Finance SA (BB/Ba3)(h)
EUR	150,000	4.000		07/15/20	165,364

					31,743,328

	Mexico – 1.0%
	America Movil SAB de CV (A-/A2)
MXN	19,010,000	6.000		06/09/19	1,118,956
	Cemex SAB de CV (B+/NR)(c)(h)
EUR	1,300,000	4.750		01/11/22	1,372,725
	CIBanco SA Institucion de Banca Multiple (D/NR)(a)(h)
	$363,000	9.625	(c)	05/02/21	10,890
	471,900	9.625		05/02/21	14,157
	Gruma SAB de CV (BBB-/NR)(c)(h)
	2,620,000	4.875		12/01/24	2,737,900
	Grupo Cementos de Chihuahua SAB de CV (BB+/NR)(c)(h)
	710,000	8.125		02/08/20	737,440
	Metalsa SA de CV (BB+/NR)(c)
	2,420,000	4.900		04/24/23	2,069,100
	Trust F/1401 (NR/Baa2)(c)
	2,110,000	6.950		01/30/44	2,189,125

					10,250,293

	Netherlands – 1.4%
	Greenko Dutch BV (B/NR)(c)(h)
	4,530,000	8.000		08/01/19	4,620,396
	Listrindo Capital BV (BB-/Ba2)(h)
	2,722,000	6.950		02/21/19	2,745,817
	Lukoil International Finance BV (BBB-/Ba1)
	1,480,000	3.416		04/24/18	1,424,500
	1,270,000	7.250		11/05/19	1,339,850
	1,650,000	6.125		11/09/20	1,650,000
	620,000	4.563		04/24/23	551,800
	Majapahit Holding BV (BB/Baa3)
	494,000	7.750		10/17/16	521,170
	100,000	7.250		06/28/17	107,250
	Petrobras Global Finance BV (BB/Ba2)
	500,000	3.000		01/15/19	361,975
	790,000	4.875		03/17/20	572,750
	610,000	5.375		01/27/21	443,226
	470,000	4.375		05/20/23	306,431
	230,000	6.250		03/17/24	165,669

					14,810,834

	Panama(c) – 0.0%
	Autoridad Canal De Panam (A-/A2)
	380,000	4.950		07/29/35	376,330

	Paraguay – 1.1%
	Banco Continental SAECA (BB/Ba1)(h)
	1,900,000	8.875	(c)	10/15/17	1,943,996
	1,990,000	8.875		10/15/17	2,036,080

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Paraguay – (continued)
Banco Regional SAECA (BB-/Ba1)
$4,670,000	8.125	%(c)	01/24/19	$4,674,740
905,000	8.125		01/24/19	905,919
Telefonica Celular del Paraguay SA (NR/Ba3)(h)
1,970,000	6.750		12/13/22	1,891,200

				11,451,935

Peru – 1.4%
Abengoa Transmision Sur SA (BBB-/NR)(c)
5,160,000	6.875		04/30/43	5,418,000
Corp Financiera de Desarrollo SA (BBB+/NR)
389,000	4.750	(c)	02/08/22	393,863
2,858,000	4.750		02/08/22	2,893,725
Corp Lindley S.A. (BB+/NR)
1,630,000	6.750	(c)	11/23/21	1,784,850
3,560,000	6.750		11/23/21	3,898,200
120,000	4.625	(c)	04/12/23	117,204

				14,505,842

Philippines – 0.7%
Alliance Global Group Cayman Islands, Inc. (NR/NR)
650,000	6.500		08/18/17	682,500
Development Bank of Philippines (BBB/NR)
1,610,000	5.500		03/25/21	1,786,448
Energy Development Corp. (NR/NR)
3,455,000	6.500		01/20/21	3,791,863
San Miguel Corp. (NR/NR)(h)
1,134,000	4.875		04/26/23	1,036,565

				7,297,376

Singapore – 0.2%
China Resources Cement Holdings Ltd. (NR/Aa1)
1,240,000	2.125		10/05/17	1,241,135
Olam International Ltd. (NR/NR)
1,100,000	6.000		10/15/16	1,112,375

				2,353,510

South Korea – 0.3%
Korea South-East Power Co. Ltd. (A+/Aa3)
240,000	6.000		05/25/16	246,987
The Korea Development Bank (AA-/Aa3)
2,240,000	3.250		03/09/16	2,260,339

				2,507,326

Turkey – 0.3%
Export Credit Bank of Turkey (BB+/Baa3)
270,000	5.375	(c)	11/04/16	274,725
2,240,000	5.375		11/04/16	2,279,200
Hazine Mustesarligi Varlik Kiralama AS (NR/Baa3)
208,000	2.803		03/26/18	205,691

				2,759,616

United Arab Emirates – 0.6%
Dolphin Energy Ltd. (NR/A1)
850,986	5.888		06/15/19	911,619
Ruwais Power Co. PJSC (A-/A3)(c)
4,990,000	6.000		08/31/36	5,563,850

				6,475,469

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
United States(c) – 0.9%
Brazil Loan Trust 1 (BB+/NR)
$10,012,103	5.477%		07/24/23	$8,660,469
New Cotai LLC/New Cotai Capital Corp. (NR/NR)(g)(h)(i)
1,202,900	10.625		05/01/19	948,161

				9,608,630

Venezuela – 1.4%
Petroleos de Venezuela SA (CCC/NR)
11,600,000	9.000		11/17/21	4,164,400
1,730,000	6.000		05/16/24	562,250
27,895,000	6.000		11/15/26	8,824,583
1,280,000	5.375		04/12/27	404,800

				13,956,033

Vietnam(h) – 0.1%
Debt and Asset Trading Corp. (NR/NR)
1,960,000	1.000		10/10/25	1,078,000

TOTAL CORPORATE OBLIGATIONS
(Cost $298,164,551)				$270,228,674

Agency Debenture(e) – 2.4%
FHLB (NR/NR)
$25,000,000	0.000%		10/21/15	$24,999,575
(Cost $24,999,305)

Structured Note – 0.3%
Brazil – 0.3%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
$14,575,899	6.000%		08/15/40	$3,119,546
(Cost $8,177,920)

Municipal Debt Obligations – 1.2%
Puerto Rico – 1.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CCC-/Caa3)
$975,000	6.000%		07/01/44	$675,197
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CCC-/Caa3)
305,000	5.125		07/01/37	206,641
640,000	5.250		07/01/42	433,600
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CCC-/Caa3)
305,000	5.000		07/01/33	206,638
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (CC/Caa3)
135,000	5.500		07/01/32	87,920
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2009 B (CC/Caa3)
1,385,000	5.750		07/01/38	900,250

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2012 A (CC/Caa3)
$1,210,000	5.500%	07/01/26	$797,087
Puerto Rico Commonwealth GO Bonds Series 2008 A (CC/Caa3)
1,315,000	5.375	07/01/33	853,106
Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
1,770,000	8.000	07/01/35	1,327,500
Puerto Rico Highways & Transportation Authority RB Refunding Series 2007 CC (AA/A2)
125,000	5.250	07/01/36	117,449
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
4,600,000	5.500	08/01/22	2,093,000
4,210,000	5.250	08/01/27	1,805,037
340,000	0.000 (e)	08/01/32	138,152
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
3,965,000	5.500	08/01/37	1,670,256
240,000	5.375	08/01/39	101,100
260,000	5.500	08/01/42	109,525
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
660,000	6.000	08/01/39	278,850
1,410,000	5.250	08/01/41	593,963
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
720,000	5.000	08/01/43	303,300
90,000	5.250	08/01/43	37,913

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $18,766,926)			$12,736,484

U.S. Treasury Obligations – 1.9%
United States Treasury Bond
$4,200,000	2.875%	08/15/45	$4,197,396
United States Treasury Note
15,300,000	1.750	09/30/22	15,294,033

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,349,973)			$19,491,429

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT AND REVERSE REPURCHASE AGREEMENTS
(Cost $1,124,345,784)			$1,031,590,369

Short-term Investment(j) – 0.3%
Repurchase Agreements – 0.3%
Joint Repurchase Agreement Account II
$3,100,000	0.122%	10/01/15	$3,100,000
(Cost $3,100,000)

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (0.8)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(2,621,905)	1.250%	08/11/16	$(2,621,905)
Citigroup Reverse Repurchase Agreement (NR/NR)
(4,496,900)	0.250	08/16/16	(4,496,900)
(1,005,000)	1.000	09/15/16	(1,005,000)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(8,123,805))			$(8,123,805)

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			3,162,877

NET ASSETS – 100.0%			$1,029,729,441

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security is currently in default and/or non-income producing.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $290,642,827, which represents approximately 28.2% of net assets as of September 30, 2015.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2015.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2015.
(g)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2015, the value of securities pledged amounted to $6,898,820.
(h)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(i)	Pay-in-kind securities.
(j)	Joint repurchase agreement was entered into on September 30, 2015. Additional information appears on page 119.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
GO	—General Obligation
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LLC	—Limited Liability Company
NR	—Not Rated
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	USD	1,177,024	MXN	18,695,253	$1,105,817	10/01/15	$71,206
	USD	43,666,045	MXN	709,202,072	41,804,526	11/12/15	1,861,520
Barclays Bank PLC	BRL	8,885,211	USD	2,161,000	2,239,450	10/02/15	78,450
	INR	118,492,695	USD	1,796,705	1,801,598	10/19/15	4,893
	USD	1,069,334	MXN	17,986,083	1,061,553	10/26/15	7,780
	USD	1,776,000	TRY	5,414,616	1,747,051	12/16/15	28,949
	USD	1,832,581	TWD	59,650,499	1,810,118	10/02/15	22,463
	USD	1,800,656	TWD	58,692,373	1,774,151	10/26/15	26,505
	ZAR	23,600,164	USD	1,664,879	1,679,328	12/17/15	14,448
BNP Paribas SA	EUR	1,593,000	PLN	6,759,379	1,782,427	12/16/15	7,709
	USD	3,653,717	TWD	120,901,498	3,652,613	11/30/15	1,104

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA	USD	1,797,966	CNH	11,757,440	$1,796,176	09/01/16	$1,790
	USD	64,231,995	EUR	57,090,793	63,829,193	11/06/15	402,802
	USD	1,110,430	KRW	1,312,950,498	1,107,361	10/05/15	3,069
	USD	2,882,863	KRW	3,423,976,248	2,882,358	12/04/15	505
	USD	4,470,269	SGD	6,346,217	4,447,969	12/16/15	22,300
Credit Suisse International (London)	COP	5,730,781,064	USD	1,833,263	1,849,575	10/29/15	16,312
Deutsche Bank AG	HUF	799,251,753	USD	2,835,835	2,848,457	12/16/15	12,622
	ILS	7,000,451	USD	1,777,000	1,784,493	10/02/15	7,493
	ILS	7,000,451	USD	1,780,877	1,786,451	12/16/15	5,574
	TWD	118,017,059	USD	3,573,026	3,581,274	10/02/15	8,248
	USD	5,129,543	ILS	19,862,104	5,068,628	12/16/15	60,915
	USD	4,864,387	MXN	78,673,682	4,642,147	10/29/15	222,240
	USD	1,788,000	SGD	2,505,651	1,756,174	12/16/15	31,826
	USD	1,797,000	TWD	58,366,560	1,771,156	10/02/15	25,844
HSBC Bank PLC	PHP	84,155,841	USD	1,783,341	1,798,820	10/19/15	15,479
	RUB	178,866,706	USD	2,688,714	2,709,818	10/21/15	21,104
	TRY	5,587,530	USD	1,801,000	1,802,843	12/16/15	1,843
	USD	1,782,000	BRL	6,859,978	1,729,006	10/02/15	52,994
	USD	5,177,959	ILS	20,173,847	5,148,182	12/16/15	29,777
	USD	1,797,000	TWD	58,154,873	1,762,612	10/05/15	34,388
	USD	1,151,614	TWD	37,286,956	1,127,887	10/19/15	23,727
JPMorgan Securities, Inc.	BRL	29,203,559	USD	7,117,611	7,360,536	10/02/15	242,925
	CNH	19,420,059	USD	2,996,000	3,022,761	12/16/15	26,761
	HUF	779,688,286	USD	2,772,324	2,778,735	12/16/15	6,411
	INR	119,096,731	USD	1,800,404	1,806,220	11/03/15	5,816
	KRW	4,300,288,215	USD	3,607,322	3,627,580	10/02/15	20,258
	RUB	186,833,535	USD	2,818,746	2,830,515	10/21/15	11,769
	USD	3,899,000	BRL	15,633,742	3,895,943	11/04/15	3,057
	USD	1,834,018	KRW	2,172,101,115	1,832,312	10/02/15	1,706
	USD	3,591,253	TWD	118,547,274	3,581,417	12/04/15	9,837
Morgan Stanley & Co.	BRL	25,298,339	USD	6,311,782	6,376,254	10/02/15	64,472
	USD	3,284,000	BRL	12,768,424	3,218,185	10/02/15	65,815
	USD	1,530,603	RUB	89,846,425	1,359,839	10/23/15	170,764
Royal Bank of Canada	USD	18,102,311	BRL	60,500,155	15,248,607	10/02/15	2,853,704
	USD	851,852	MXN	13,207,545	781,221	10/01/15	70,631
Royal Bank of Scotland PLC	CLP	3,210,323,682	USD	4,592,000	4,600,941	10/26/15	8,941
	COP	7,245,554,780	USD	2,299,926	2,345,199	10/05/15	45,274
	TRY	5,547,744	USD	1,785,000	1,790,006	12/16/15	5,006
	USD	3,552,000	TRY	10,935,081	3,528,256	12/16/15	23,744
Standard Chartered Bank	CNH	23,208,011	USD	3,580,000	3,612,361	12/16/15	32,361
	COP	5,294,313,955	USD	1,637,079	1,714,206	10/02/15	77,127
	USD	3,529,000	CNH	22,587,400	3,515,762	12/16/15	13,238
	USD	1,797,000	KRW	2,111,025,750	1,780,469	10/05/15	16,531
	USD	1,820,000	KRW	2,143,697,920	1,806,747	10/23/15	13,253
State Street Bank and Trust	EUR	1,066,931	USD	1,191,344	1,192,860	11/06/15	1,516
	USD	43,773,853	MXN	709,202,072	41,804,526	11/12/15	1,969,327
UBS AG (London)	EUR	1,601,000	HUF	501,977,540	1,791,378	12/16/15	2,378
	HUF	511,278,000	USD	1,821,309	1,822,146	12/16/15	837
	INR	137,206,059	USD	2,055,214	2,086,122	10/19/15	30,908
	USD	3,965,782	BRL	15,380,868	3,876,631	10/02/15	89,152
	USD	1,797,000	KRW	2,128,187,100	1,795,268	10/02/15	1,733
	USD	1,788,000	KRW	2,086,987,572	1,759,080	10/21/15	28,920

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Westpac Banking Corp.	USD	40,786,568	EUR	36,111,245	$40,405,309	12/16/15	$381,258
	USD	5,468,191	TWD	179,110,595	5,428,651	10/05/15	39,539
TOTAL							$9,460,848

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	CLP	1,023,233,881	USD	1,485,531	$1,467,039	10/22/15	$(18,492)
	MXN	431,926,437	USD	25,607,781	25,492,652	10/26/15	(115,129)
	MXN	168,839,511	USD	9,998,491	9,925,788	12/16/15	(72,702)
	PLN	6,743,305	EUR	1,594,000	1,770,498	12/16/15	(13,048)
	PLN	4,855,630	USD	1,285,000	1,274,877	12/16/15	(10,123)
Barclays Bank PLC	KRW	4,331,403,000	USD	3,743,715	3,649,649	10/30/15	(94,066)
	USD	6,226,956	CNH	41,471,529	6,335,577	09/01/16	(108,621)
	USD	1,917,188	HKD	14,864,000	1,917,880	10/15/15	(692)
	USD	1,793,000	INR	119,090,343	1,810,685	10/19/15	(17,685)
	ZAR	24,946,217	USD	1,811,000	1,775,109	12/17/15	(35,891)
BNP Paribas SA	PLN	8,611,853	USD	2,283,051	2,261,097	12/16/15	(21,954)
Citibank NA	CLP	2,494,414,410	USD	3,620,340	3,579,444	10/13/15	(40,896)
	COP	8,905,088,300	USD	2,897,000	2,875,103	10/26/15	(21,897)
	HUF	775,088,117	USD	2,766,739	2,762,340	12/16/15	(4,399)
	KRW	3,423,976,248	USD	2,888,944	2,887,830	10/05/15	(1,114)
	TWD	2,569,277	USD	78,933	77,872	10/05/15	(1,061)
	USD	5,791,604	CNH	37,456,038	5,830,088	12/16/15	(38,484)
	USD	1,784,000	ZAR	25,130,673	1,788,235	12/17/15	(4,235)
Credit Suisse International (London)	USD	3,586,000	RUB	240,294,991	3,640,453	10/21/15	(54,453)
Deutsche Bank AG	MXN	169,870,017	USD	10,058,623	9,986,370	12/16/15	(72,253)
	USD	6,868,466	CNH	45,648,708	6,973,722	09/01/16	(105,256)
	USD	2,089,000	INR	138,348,704	2,103,495	10/19/15	(14,495)
	USD	1,765,000	INR	117,307,725	1,779,088	11/03/15	(14,088)
	USD	1,777,000	SGD	2,548,520	1,786,220	12/16/15	(9,220)
	USD	3,561,704	TWD	118,017,059	3,565,470	11/30/15	(3,766)
HSBC Bank PLC	BRL	14,683,045	USD	3,733,807	3,700,751	10/02/15	(33,056)
	TRY	5,567,982	USD	1,814,000	1,796,536	12/16/15	(17,464)
	USD	2,452,000	BRL	9,781,715	2,465,407	10/02/15	(13,407)
	USD	1,783,000	TRY	5,598,246	1,806,301	12/16/15	(23,301)
	ZAR	24,799,331	USD	1,779,000	1,764,657	12/17/15	(14,343)
HSBC Securities, Inc.	USD	5,352,000	CNH	35,306,587	5,393,763	09/01/16	(41,763)
JPMorgan Securities, Inc.	MXN	23,349,000	USD	1,387,097	1,378,077	10/26/15	(9,020)
	MXN	30,182,587	USD	1,776,000	1,774,383	12/16/15	(1,617)
	TWD	234,696,192	USD	7,172,072	7,113,392	10/05/15	(58,680)
	USD	7,034,121	BRL	29,203,559	7,277,553	11/04/15	(243,432)
	USD	3,568,000	CNH	23,458,801	3,583,785	09/01/16	(15,785)
	USD	3,602,728	KRW	4,300,288,215	3,623,240	11/02/15	(20,512)
	USD	2,033,000	TRY	6,334,543	2,043,871	12/16/15	(10,871)
Morgan Stanley & Co.	BRL	13,497,161	USD	3,511,358	3,401,857	10/02/15	(109,501)
	MXN	29,545,701	USD	1,785,401	1,736,942	12/16/15	(48,459)
	USD	1,061,112	BRL	4,439,820	1,106,407	11/04/15	(45,295)
	USD	3,306,380	TRY	10,359,714	3,342,611	12/16/15	(36,231)

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Royal Bank of Canada	BRL	7,011,944	USD	1,791,000	$1,767,308	10/02/15	$(23,692)
	MXN	169,214,443	USD	9,977,267	9,947,830	12/16/15	(29,437)
	USD	749,617	MXN	12,826,539	757,033	10/26/15	(7,416)
	USD	1,792,000	MXN	31,142,720	1,830,828	12/16/15	(38,828)
Royal Bank of Scotland PLC	CLP	1,229,737,906	USD	1,784,000	1,764,654	10/13/15	(19,346)
	MXN	119,520,977	USD	7,149,000	7,026,435	12/16/15	(122,565)
	USD	597,465	COP	1,847,229,719	597,901	10/05/15	(436)
	USD	5,245,985	ILS	20,575,801	5,250,757	12/16/15	(4,772)
	USD	1,792,000	MXN	31,102,956	1,828,490	12/16/15	(36,490)
	USD	1,777,000	TRY	5,568,230	1,796,616	12/16/15	(19,616)
Standard Chartered Bank	TWD	97,430,018	USD	2,996,510	2,947,144	10/19/15	(49,366)
	USD	1,779,000	CNH	11,490,419	1,788,501	12/16/15	(9,501)
	USD	1,785,000	CNH	11,890,778	1,816,546	09/01/16	(31,546)
	USD	4,465,947	SGD	6,391,663	4,479,821	12/16/15	(13,875)
	USD	1,792,000	TWD	59,701,824	1,804,131	10/29/15	(12,130)
	ZAR	24,088,462	USD	1,797,000	1,714,074	12/17/15	(82,926)
State Street Bank and Trust	EUR	1,693,720	USD	1,897,000	1,895,124	12/16/15	(1,876)
UBS AG (London)	BRL	6,711,882	USD	1,780,000	1,691,679	10/02/15	(88,321)
	MXN	173,730,976	USD	10,305,857	10,213,349	12/16/15	(92,507)
	USD	5,940,250	CNH	38,769,042	6,034,459	12/16/15	(94,207)
Westpac Banking Corp.	USD	9,117,145	CNH	59,411,873	9,247,545	12/16/15	(130,400)
	USD	3,568,000	CNH	23,423,474	3,578,388	09/01/16	(10,387)
	USD	7,062,399	KRW	8,415,060,250	7,088,862	11/09/15	(26,462)
TOTAL							$(2,582,859)
FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(424)	December 2015	$(68,012,250)	$(727,283)
10 Year German Euro-Bund	16	December 2015	2,792,426	20,715
2 Year U.S. Treasury Notes	62	December 2015	13,579,937	26,374
5 Year U.S. Treasury Notes	832	December 2015	100,269,000	667,397
10 Year U.S. Treasury Notes	861	December 2015	110,840,297	1,078,159
20 Year U.S. Treasury Bonds	381	December 2015	59,947,969	685,618
TOTAL				$1,750,980

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	7,739,660	11/04/17	2.060%	3 month KWCDC	$79,467
	BRL	36,700	01/02/18	13.962	1 month Brazilian Interbank Deposit Average	(262,722)
	MXN	14,640	03/03/26	6.930	Mexico Interbank TIIE 28 Days	35,264

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Barclays Bank PLC	KRW	1,000,000	08/09/23	3 month KWCDC	3.440%	$(106,636)
	MYR	6,800	08/14/23	3 month KLIBOR	4.485	34,974
Citibank NA	KRW	4,820,980	03/07/17	2.875%	3 month KWCDC	83,161
		18,832,760	10/06/17	2.239	3 month KWCDC	257,810
		4,044,740	10/14/17	2.240	3 month KWCDC	55,322
	BRL	8,360	01/02/18	14.460	1 month Brazilian Interbank Deposit Average	(42,590)
	MYR	18,970	09/17/18	3 month KLIBOR	3.830	62,560
		11,920	09/24/18	3 month KLIBOR	3.785	43,185
		20,280	11/19/18	3 month KLIBOR	3.915	61,076
		9,040	11/21/18	3 month KLIBOR	3.960	24,509
	KRW	2,069,140	08/16/23	3 month KWCDC	3.485	(226,355)
	MYR	14,950	11/15/23	3 month KLIBOR	4.450	91,191
Deutsche Bank AG	BRL	15,170	01/04/16	11.230	1 month Brazilian Interbank Deposit Average	(72,142)
		64,600	01/04/16	11.650	1 month Brazilian Interbank Deposit Average	(232,705)
		84,590	01/04/16	1 month Brazilian Interbank Deposit Average	12.000	241,860
		2,300	01/02/17	15.715	1 month Brazilian Interbank Deposit Average	805
		6,910	01/02/17	15.575	1 month Brazilian Interbank Deposit Average	153
		31,040	01/02/17	16.860	1 month Brazilian Interbank Deposit Average	94,566
	KRW	4,252,430	03/03/17	2.850	3 month KWCDC	71,942
	BRL	12,050	01/02/18	14.580	1 month Brazilian Interbank Deposit Average	(55,508)
	MYR	19,420	09/13/18	3 month KLIBOR	3.920	52,294
	MXN	60,090	09/25/18	Mexico Interbank TIIE 28 Days	5.180	(42,499)
	MYR	16,090	11/14/18	3 month KLIBOR	3.880	51,912
		5,830	08/14/23	3 month KLIBOR	4.490	29,540
JPMorgan Securities, Inc.	KRW	38,314,470	03/05/17	2.889	3 month KWCDC	669,528
	BRL	12,380	01/02/18	13.910	1 month Brazilian Interbank Deposit Average	(91,380)
	MYR	11,150	12/11/18	3 month KLIBOR	3.972	30,677
		6,450	08/15/23	3 month KLIBOR	4.520	29,788
	KRW	2,607,840	08/19/23	3 month KWCDC	3.563	(298,786)
	MYR	9,260	09/26/23	3 month KLIBOR	4.330	72,888
	KRW	1,936,610	01/15/24	3 month KWCDC	3.445	(217,463)

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Morgan Stanley & Co. International PLC	BRL	2,260		01/02/17	15.700%	1 month Brazilian Interbank Deposit Average	$709
		2,350		01/02/17	15.715	1 month Brazilian Interbank Deposit Average	823
		3,630		01/02/17	16.490	1 month Brazilian Interbank Deposit Average	7,890
		27,780		01/02/17	15.954	1 month Brazilian Interbank Deposit Average	25,403
		29,690		01/02/17	15.575	1 month Brazilian Interbank Deposit Average	(646)
	KRW	767,460		10/13/17	2.250	3 month KWCDC	10,622
		3,709,820		10/14/17	2.245	3 month KWCDC	51,093
		3,709,830		10/14/17	2.250	3 month KWCDC	51,444
	MYR	23,990		11/20/18	3 month KLIBOR	3.934%	69,603
	KRW	6,983,920	(a)	12/11/22	3 month KWCDC	3.260	(385,188)
		18,128,470	(a)	12/12/22	3 month KWCDC	3.290	(1,021,965)
		2,022,340		08/16/23	3 month KWCDC	3.485	(221,400)
TOTAL							$(885,926)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	24,830		12/16/17	6 month EURO	0.250%	$(81,931)	$(24,191)
MXN	103,600		09/25/18	Mexico Interbank TIIE 28 Days	5.190	23	(75,058)
EUR	12,520	(a)	12/16/20	6 month EURO	0.500	2,980	(81,915)
	18,600	(a)	12/16/22	6 month EURO	0.500	315,278	(90,071)
	13,530	(a)	12/16/25	6 month EURO	0.750	441,459	(67,009)
	3,830	(a)	12/16/35	6 month EURO	1.250	250,964	(53,516)
	TOTAL					$928,773	$(391,760)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/17	$1,100	(1.000)%	03/20/19	0.904%	$(1,443)	$(2,452)
		2,680	(1.000)	06/20/19	0.965	(12,256)	8,095
Barclays Bank PLC		12,630	(1.000)	03/20/19	0.904	(109,673)	64,951
		3,350	(1.000)	09/20/19	1.018	(38,655)	40,030
Citibank NA		31,240	(1.000)	03/20/19	0.904	(100,356)	(10,269)
		21,330	(1.000)	06/20/19	0.965	(55,501)	22,375
JPMorgan Securities, Inc.		10,100	(1.000)	03/20/19	0.904	(43,289)	7,524
		2,690	(1.000)	06/20/19	0.965	(11,399)	7,221
Protection Sold:
Bank of America Securities LLC	Russian Federation 7.500%, 03/31/30	2,390	1.000	12/20/19	3.417	(338,772)	115,885
Barclays Bank PLC	Republic of Colombia 10.375%, 01/28/33	10,640	1.000	12/20/19	2.248	(373,112)	(151,877)
	Russian Federation 7.500%, 03/31/30	3,450	1.000	06/20/20	3.507	(364,267)	(3,383)
		2,900	1.000	09/20/20	4.701	(349,932)	(107,829)
		3,130	1.000	09/20/20	4.701	(381,426)	(112,639)
Citibank NA		550	1.000	03/20/20	3.464	(92,017)	37,050
JPMorgan Securities, Inc.		2,470	1.000	09/20/20	4.701	(319,294)	(70,592)
TOTAL						$(2,591,392)	$(155,910)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 92.7%
Aerospace & Defense – 0.6%
Moog, Inc. (BB/Ba3)(a)
$11,350,000	5.250%	12/01/22	$11,350,000
TransDigm, Inc. (CCC+/Caa1)
14,250,000	6.000	07/15/22	13,323,750

			24,673,750

Airlines – 0.9%
Air Canada (BB/B2)(a)
10,000,000	8.750	04/01/20	10,875,000
Air Canada (BB/Ba3)(a)
6,850,000	6.750	10/01/19	7,226,750
Continental Airlines 2012-3 Class C Pass Thru Certificates (NR/Ba2)
8,100,000	6.125	04/29/18	8,424,000
VistaJet Malta Finance PLC/VistaJet Co Finance LLC (B-/NR)(a)
15,800,000	7.750	06/01/20	13,746,000

			40,271,750

Automotive – 0.3%
Chrysler Group LLC (BB-/B1)
12,000,000	8.250	06/15/21	12,750,000
General Motors Liquidation Co. (NR/NR)(b)
2,000,000	7.700	04/15/16	—
7,125,000	7.125	07/15/13	—
1,000,000	8.800	03/01/49	—
14,500,000	8.375	07/15/49	—

			12,750,000

Automotive Parts(a) – 1.8%
Gates Global LLC (B/Caa2)
25,000,000	6.000	07/15/22	20,250,000
Schaeffler Finance BV (BB-/Ba2)
28,350,000	4.250	05/15/21	27,216,000
Schaeffler Holding Finance BV (B/B1)(c)
7,200,000	6.875	08/15/18	7,452,000
4,000,000	6.750	11/15/22	4,310,000
ZF North America Capital, Inc. (BB/Ba2)
10,050,000	4.500	04/29/22	9,497,250
13,950,000	4.750	04/29/25	12,781,688

			81,506,938

Banks(d) – 3.8%
Bank of America Corp. (BB+/Ba2)
10,050,000	6.250	09/05/49	9,823,875
15,000,000	6.500	10/23/49	15,281,250
Barclays Bank PLC (B+/NR)
10,000,000	8.250	12/15/49	10,450,000
Citigroup, Inc. (BB+/Ba2)
14,000,000	5.875	03/27/49	13,755,000
10,000,000	5.900 (e)	12/31/49	9,750,000
Credit Suisse Group AG (BB/NR)(a)
20,000,000	7.500	12/11/49	20,850,000
ING Groep NV (BB-/Ba1)
5,500,000	6.500	04/16/49	5,225,000
JPMorgan Chase & Co. (BBB-/Baa3)
4,250,000	5.000	07/01/49	4,133,125
20,000,000	6.100	10/01/49	19,870,000

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Banks(d) – (continued)
Morgan Stanley, Inc. (BB/Ba1)
$10,000,000	5.550%	07/15/49	$9,850,000
Royal Bank of Scotland Group PLC (B/B1)
26,850,000	7.500	12/29/49	26,791,199
8,550,000	8.000	12/29/49	8,614,125
Wells Fargo & Co. (BBB/Baa2)
12,000,000	5.875	06/15/49	12,285,000

			166,678,574

Building Materials – 2.1%
Atrium Windows & Doors, Inc. (B-/Caa1)(a)
11,150,000	7.750	05/01/19	8,237,063
Builders FirstSource, Inc. (BB-/B3)(a)
8,000,000	7.625	06/01/21	8,310,000
Building Materials Corp. of America (BB+/Ba2)(a)
8,500,000	6.000	10/15/25	8,585,000
Gibraltar Industries, Inc. (BB-/NR)
5,000,000	6.250	02/01/21	5,075,000
Hardwoods Acquisition, Inc. (B/B3)(a)
14,000,000	7.500	08/01/21	13,072,500
James Hardie International Finance Ltd. (BB-/Ba2)(a)
6,450,000	5.875	02/15/23	6,498,375
Masonite International Corp. (NR/B2)(a)
9,000,000	5.625	03/15/23	9,202,500
RSI Home Products, Inc. (B+/B1)(a)
9,900,000	6.500	03/15/23	9,974,250
Safway Group Holding LLC/Safway Finance Corp. (B+/B3)(a)
4,800,000	7.000	05/15/18	4,914,000
Summit Materials LLC/Summit Materials Finance Corp. (B/Caa2)
1,575,000	10.500	01/31/20	1,685,250
Transfield Services Ltd. (B+/Ba3)(a)
4,350,000	8.375	05/15/20	4,426,125
Zachry Holdings, Inc. (B+/B2)(a)
12,000,000	7.500	02/01/20	11,880,000

			91,860,063

Chemicals – 1.8%
Ashland, Inc. (BB/Ba1)
10,000,000	4.750	08/15/22	9,300,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC/Caa2)
15,000,000	8.875	02/01/18	11,925,000
Hexion, Inc./Hexion Nova Scotia Finance ULC (CCC/Caa3)
750,000	9.000	11/15/20	435,000
Huntsman International LLC (B+/B1)
16,950,000	4.875	11/15/20	14,704,125
Momentive Performance Materials, Inc. (B/B3)
14,500,000	3.880	10/24/21	11,165,000
The Chemours Co. (BB-/B1)(a)(e)
5,550,000	6.625	05/15/23	3,735,872
20,150,000	7.000	05/15/25	13,399,750
Univar USA, Inc. (B/Caa1)(a)
10,350,000	6.750	07/15/23	9,573,750
WR Grace & Co. (BB-/Ba3)(a)
3,000,000	5.125	10/01/21	2,955,000
2,150,000	5.625	10/01/24	2,096,250

			79,289,747

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Conglomerates – 0.4%
Park-Ohio Industries, Inc. (B-/B3)
$15,000,000	8.125%	04/01/21	$15,525,000

Construction Machinery(a) – 1.6%
Accudyne Industries Borrower/Accudyne Industries LLC (CCC/Caa1)
10,000,000	7.750	12/15/20	8,662,500
ATS Automation Tooling Systems, Inc. (B+/B2)
10,250,000	6.500	06/15/23	10,407,850
Cleaver-Brooks, Inc. (B/B2)
5,000,000	8.750	12/15/19	4,775,000
DH Services Luxembourg Sarl (CCC+/Caa1)
17,000,000	7.750	12/15/20	17,340,000
Milacron LLC/Mcron Finance Corp. (CCC+/Caa1)
21,000,000	7.750	02/15/21	21,472,500
Waterjet Holdings, Inc. (B/B2)
10,200,000	7.625	02/01/20	10,200,000

			72,857,850

Consumer Products – Household & Leisure – 0.6%
Spectrum Brands, Inc. (B/B2)
3,750,000	6.375	11/15/20	3,951,562
6,915,000	6.625	11/15/22	7,338,544
The Sun Products Corp. (CCC/Caa2)(a)
19,000,000	7.750	03/15/21	16,150,000

			27,440,106

Consumer Products – Industrial – 1.2%
HD Supply, Inc. (B-/B3)
7,000,000	11.000	04/15/20	7,778,750
HD Supply, Inc. (B-/Caa1)
10,000,000	7.500	07/15/20	10,437,500
15,000,000	11.500	07/15/20	16,968,750
HD Supply, Inc. (BB-/B1)(a)
11,950,000	5.250	12/15/21	12,024,687
WESCO Distribution, Inc. (BB-/B1)
8,250,000	5.375	12/15/21	7,950,938

			55,160,625

Consumer Products – Non Durable – 1.5%
Acosta, Inc. (CCC+/Caa1)(a)
10,000,000	7.750	10/01/22	9,475,000
Constellation Brands, Inc. (BB+/Ba1)
2,500,000	3.750	05/01/21	2,484,375
12,500,000	4.250	05/01/23	12,468,750
8,150,000	4.750	11/15/24	8,272,250
Prestige Brands, Inc. (B-/Caa1)
3,700,000	8.125	02/01/20	3,885,000
6,850,000	5.375 (a)	12/15/21	6,678,750
Sally Holdings LLC (BB+/Ba2)
150,000	6.875	11/15/19	156,000
20,000,000	5.750	06/01/22	20,800,000

			64,220,125

Electrical Components & Equipment(a) – 0.2%
Anixter, Inc. (BB/Ba3)
7,250,000	5.500	03/01/23	7,213,750

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Emerging Markets(a) – 1.0%
Digicel Group Ltd. (NR/Caa1)
$11,800,000	8.250%	09/30/20	$10,909,100
5,000,000	7.125	04/01/22	4,325,000
Digicel Ltd. (NR/B1)
5,000,000	7.000	02/15/20	4,950,000
4,000,000	6.000	04/15/21	3,630,000
22,000,000	6.750	03/01/23	19,800,000

			43,614,100

Energy – Coal – 0.1%
Peabody Energy Corp. (B-/Caa2)(e)
12,000,000	6.000	11/15/18	3,090,000
Peabody Energy Corp. (BB-/Caa1)(a)
6,850,000	10.000	03/15/22	2,585,875

			5,675,875

Energy – Exploration & Production – 7.4%
Antero Resources Corp. (BB/Ba3)
8,550,000	5.375	11/01/21	7,502,625
7,900,000	5.125	12/01/22	6,754,500
Antero Resources Corp. (BB/Ba3)(a)
11,025,000	5.625	06/01/23	9,646,875
Berry Petroleum Co. (B+/B3)
12,000,000	6.375	09/15/22	3,960,000
Carrizo Oil & Gas, Inc. (B/B2)
5,400,000	6.250	04/15/23	4,698,000
Chaparral Energy, Inc. (B-/Caa1)
7,000,000	9.875	10/01/20	2,205,000
3,175,000	8.250	09/01/21	920,750
10,000,000	7.625	11/15/22	2,800,000
Chesapeake Energy Corp. (BB+/Ba1)
4,000,000	6.625	08/15/20	2,965,000
850,000	6.875	11/15/20	624,750
3,000,000	6.125	02/15/21	2,100,000
9,000,000	4.875	04/15/22	5,872,500
Chesapeake Energy Corp. (BB+/Ba1)(e)
11,000,000	5.750	03/15/23	7,177,500
Comstock Resources, Inc. (B/B2)(a)(e)
10,975,000	10.000	03/15/20	7,627,625
Concho Resources, Inc. (BB+/Ba3)
760,000	7.000	01/15/21	767,600
6,000,000	5.500	10/01/22	5,700,000
CrownRock LP/CrownRock Finance, Inc. (B/Caa1)(a)
20,000,000	7.125	04/15/21	19,200,000
1,450,000	7.750	02/15/23	1,428,250
Denbury Resources, Inc. (BB/B1)
11,350,000	4.625	07/15/23	6,129,000
EP Energy LLC/Everest Acquisition Finance, Inc. (B/B1)
14,000,000	6.375	06/15/23	10,500,000
Gulfmark Offshore, Inc. (B/Caa1)(e)
9,250,000	6.375	03/15/22	5,607,813
Halcon Resources Corp. (CCC/Caa2)(a)
10,157,000	13.000	02/15/22	6,462,391
Laredo Petroleum, Inc. (B/B2)
9,300,000	5.625	01/15/22	8,323,500
6,385,000	7.375	05/01/22	6,177,487
10,900,000	6.250	03/15/23	9,810,000

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Energy – Exploration & Production – (continued)
	Linn Energy LLC/Linn Energy Finance Corp. (B/B3)
	$19,000,000	6.250%	11/01/19	$5,035,000
	2,850,000	7.750	02/01/21	669,750
	MEG Energy Corp. (BB-/B1)(a)
	7,500,000	6.500	03/15/21	6,150,000
	17,000,000	6.375	01/30/23	13,302,500
	Newfield Exploration Co. (BBB-/Ba1)
	8,700,000	5.375	01/01/26	7,960,500
	Oasis Petroleum, Inc. (B+/B2)(e)
	19,000,000	6.875	03/15/22	15,057,500
	Paramount Resources Ltd. (BB-/B3)(a)
	10,650,000	6.875	06/30/23	9,159,000
	Rice Energy, Inc. (B-/B3)(a)
	10,000,000	7.250	05/01/23	9,325,000
	RSP Permian, Inc. (B/B3)
	9,850,000	6.625	10/01/22	9,456,000
	Samson Investment Co. (D/WR)(b)
	20,000,000	9.750	02/15/20	200,000
	SM Energy Co. (BB/Ba2)
	15,000,000	6.500	11/15/21	14,100,000
	2,450,000	6.125	11/15/22	2,229,500
	19,000,000	5.000	01/15/24	16,007,500
	Vanguard Natural Resourses LLC/VNR Finance Corp. (B/B3)
	14,650,000	7.875	04/01/20	8,790,000
	Whiting Canadian Holding Co. ULC (BB/Ba2)
	12,000,000	8.125	12/01/19	11,610,000
	Whiting Petroleum Corp. (BB/Ba2)
	12,000,000	5.000	03/15/19	10,440,000
	19,000,000	5.750	03/15/21	16,435,000
	12,000,000	6.250	04/01/23	10,260,000
	WPX Energy, Inc. (BB/Ba1)(e)
	15,550,000	8.250	08/01/23	14,111,625

				325,260,041

	Energy – Services – 1.1%
	CVR Refining LLC/Coffeyville Finance, Inc. (BB-/B1)
	7,500,000	6.500	11/01/22	7,256,250
	FTS International, Inc. (B+/B1)(a)(d)
	5,100,000	7.837	06/15/20	3,799,500
	FTS International, Inc. (CCC+/Caa2)
	7,250,000	6.250	05/01/22	2,247,500
	Sunoco LP/Sunoco Finance Corp. (BB/Ba3)(a)
	8,150,000	5.500	08/01/20	8,027,750
	2,800,000	6.375	04/01/23	2,737,000
	Transocean, Inc. (BB+/Ba1)
	21,500,000	6.375 (e)	12/15/21	15,963,750
	12,000,000	7.500	04/15/31	7,740,000

				47,771,750

	Entertainment & Leisure – 0.3%
	Carmike Cinemas, Inc. (BB/B1)(a)
	3,950,000	6.000	06/15/23	3,989,500
	Regal Entertainment Group (B-/B3)
	10,100,000	5.750	03/15/22	9,898,000

				13,887,500

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Environmental – 0.6%
	ADS Waste Holdings, Inc. (CCC+/Caa2)
	$13,200,000	8.250%	10/01/20	$13,134,000
	Casella Waste Systems, Inc. (B-/Caa1)
	15,000,000	7.750	02/15/19	14,737,500

				27,871,500

	Finance – 5.7%
	Aircastle Ltd. (BB+/Ba2)
	5,000,000	5.500	02/15/22	5,112,500
	Ally Financial, Inc. (BB+/B1)
	10,000,000	6.250	12/01/17	10,500,000
	10,000,000	5.125	09/30/24	9,875,000
	15,000,000	8.000	11/01/31	17,325,000
	CIT Group, Inc. (BB-/B1)
	12,000,000	5.250	03/15/18	12,390,000
	CIT Group, Inc. (BB-/B1)(a)
	19,000,000	5.500	02/15/19	19,712,500
	CIT Group, Inc. (BB-/B1)
	7,000,000	5.000	08/15/22	7,000,000
	HRG Group, Inc. (B+/Ba3)
	10,000,000	7.875	07/15/19	10,375,000
	International Lease Finance Corp. (BB+/Ba2)
	20,000,000	5.875	04/01/19	21,000,000
	8,450,000	6.250	05/15/19	8,999,250
	11,900,000	4.625	04/15/21	11,959,500
	Jefferies Finance LLC/JFIN Co-Issuer Corp. (B/B1)(a)
	9,150,000	7.375	04/01/20	8,818,312
	Jefferies LoanCore LLC/JLC Finance Corp. (B/B2)(a)
	5,000,000	6.875	06/01/20	4,800,000
	Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)
	10,950,000	6.500	08/01/18	10,402,500
	8,000,000	7.875	10/01/20	7,280,000
	9,000,000	6.500	07/01/21	7,470,000
	Navient Corp. (BB/Ba3)
	15,900,000	5.500	01/15/19	14,767,125
	10,000,000	4.875	06/17/19	8,900,000
	6,000,000	5.875	03/25/21	5,025,000
	5,000,000	6.125	03/25/24	4,000,000
	OneMain Financial Holdings, Inc. (B+/B2)(a)
	10,000,000	6.750	12/15/19	10,325,000
	Rialto Holdings LLC/Rialto Corp. (B/B2)(a)
	11,300,000	7.000	12/01/18	11,469,500
	Speedy Cash Intermediate Holdings Corp. (B/B3)(a)
	13,500,000	10.750	05/15/18	10,732,500
	Synovus Financial Corp. (BB+/Ba2)
	10,896,000	7.875	02/15/19	12,176,280

				250,414,967

	Food – 1.1%
	Cott Beverages, Inc. (B-/B3)
	16,050,000	5.375	07/01/22	15,568,500
	Post Holdings, Inc. (B/B3)(a)
	11,800,000	6.750	12/01/21	11,829,500
	3,250,000	6.000	12/15/22	3,128,125
	R&R Ice Cream PLC (B/B2)
AUD	3,800,000	8.250	05/15/20	2,694,026

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Food – (continued)
	Shearer’s Foods LLC/Chip Finance Corp. (B/B1)(a)
	$6,957,000	9.000%	11/01/19	$7,374,420
	Wells Enterprises, Inc. (B+/B3)(a)
	8,750,000	6.750	02/01/20	8,881,250

				49,475,821

	Gaming – 4.2%
	Downstream Development Authority of the Quapaw Tribe of Oklahoma (B/B3)(a)
	14,000,000	10.500	07/01/19	14,420,000
	GLP Capital LP/GLP Financing II, Inc. (BBB-/Ba1)
	10,000,000	4.875	11/01/20	10,125,000
	8,800,000	5.375	11/01/23	8,932,000
	International Game Technology PLC (BB+/Ba2)(a)
	9,100,000	6.250	02/15/22	8,394,750
	MGM Resorts International (B+/B3)
	19,900,000	6.750	10/01/20	20,497,000
	30,000,000	6.625	12/15/21	30,675,000
	16,900,000	7.750	03/15/22	18,040,750
	4,100,000	6.000 (e)	03/15/23	3,992,375
	New Red Finance, Inc. (B+/Ba3)(a)
	16,000,000	4.625	01/15/22	15,640,000
	New Red Finance, Inc. (B-/B3)(a)
	26,250,000	6.000	04/01/22	26,610,938
	River Cree Enterprises LP (B-/NR)(a)
CAD	6,750,000	11.000	01/20/21	5,058,074
	Scientific Games International, Inc. (B/Caa1)
	$12,500,000	10.000	12/01/22	10,906,250
	Seminole Hard Rock Entertainment, Inc. (BB-/B2)(a)
	13,150,000	5.875	05/15/21	12,985,625

				186,277,762

	Health Care – Medical Products(a) – 0.4%
	Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)
	8,650,000	5.625	07/31/19	9,212,250
	4,505,000	5.875	01/31/22	4,842,875
	Fresenius Medical Care US Finance, Inc. (BB+/Ba2)
	4,550,000	5.750	02/15/21	4,891,250

				18,946,375

	Health Care – Pharmaceuticals(a) – 2.7%
	Concordia Healthcare Corp. (CCC+/Caa2)
	10,650,000	7.000	04/15/23	9,105,750
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (B/B1)
	10,000,000	6.000	07/15/23	9,875,000
	Valeant Pharmaceuticals International, Inc. (B/B1)
	5,147,000	6.750	08/15/18	5,237,073
	25,000,000	6.375	10/15/20	24,968,750
	Valeant Pharmaceuticals International, Inc. (B/B1)
	20,000,000	7.500	07/15/21	20,700,000
	Valeant Pharmaceuticals International, Inc. (B/B1)
	7,000,000	6.750	08/15/21	7,052,500
	8,000,000	5.625	12/01/21	7,680,000
	50,000	7.250	07/15/22	51,125
	4,650,000	5.500	03/01/23	4,417,500
	Valeant Pharmaceuticals International, Inc. (B/B1)
	16,900,000	5.875	05/15/23	16,139,500

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Health Care – Pharmaceuticals(a) – (continued)
	Valeant Pharmaceuticals International, Inc. (B/B1)
	$14,450,000	6.125%	04/15/25	$13,763,625

				118,990,823

	Health Care – Services – 6.8%
	Acadia Healthcare Co., Inc. (B-/B3)(a)
	4,000,000	5.625	02/15/23	3,985,000
	CHS/Community Health Systems, Inc. (B-/B3)
	20,000,000	6.875	02/01/22	20,475,000
	CHS/Community Health Systems, Inc. (BB/Ba2)
	25,000,000	5.125	08/15/18	25,500,000
	CHS/Community Health Systems, Inc. (BB/Ba2)
	7,700,000	5.125	08/01/21	7,892,500
	Crimson Merger Sub, Inc. (CCC+/Caa1)(a)
	24,885,000	6.625	05/15/22	21,463,312
	Emdeon, Inc. (CCC+/Caa1)(a)
	5,950,000	6.000	02/15/21	5,831,000
	ExamWorks Group, Inc. (B-/B3)
	5,200,000	5.625	04/15/23	5,232,500
	HCA, Inc. (B+/B1)
	15,000,000	7.500	02/15/22	16,875,000
	1,200,000	5.875	05/01/23	1,239,000
	HCA, Inc. (BBB-/Ba1)
	3,000,000	3.750	03/15/19	2,992,500
	50,000,000	6.500	02/15/20	54,500,000
	18,750,000	5.000	03/15/24	18,796,875
	26,400,000	5.250	04/15/25	26,961,000
	Lifepoint Hospitals, Inc. (BB-/Ba2)
	9,700,000	5.500	12/01/21	9,797,000
	MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
	19,500,000	6.875	05/01/21	20,377,500
	5,000,000	6.375	02/15/22	5,225,000
	Quintiles Transnational Corp. (BB/Ba3)(a)
	9,200,000	4.875	05/15/23	9,108,000
	Surgical Care Affiliates, Inc. (B-/Caa1)(a)
	5,900,000	6.000	04/01/23	5,855,750
	Tenet Healthcare Corp. (BB-/Ba2)(a)(d)
	9,550,000	3.837	06/15/20	9,478,375
	Tenet Healthcare Corp. (CCC+/B3)
	27,300,000	6.750	06/15/23	27,095,250

				298,680,562

	Home Construction – 2.9%
	Beazer Homes USA, Inc. (CCC/Caa1)
	2,900,000	5.750	06/15/19	2,729,625
	6,900,000	7.500	09/15/21	6,658,500
	5,000,000	7.250	02/01/23	4,612,500
	Brookfield Residential Properties, Inc. (BB-/B1)(a)
	13,000,000	6.500	12/15/20	12,902,500
	2,650,000	6.125	07/01/22	2,557,250
	4,000,000	6.375	05/15/25	3,800,000
	Calatlantic Group, Inc. (BB/B1)
	8,000,000	6.250	12/15/21	8,530,000
	Century Communities, Inc. (B/B3)
	5,075,000	6.875	05/15/22	4,827,594
	CPG Merger Sub LLC (CCC+/Caa2)(a)
	5,700,000	8.000	10/01/21	5,742,750

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Home Construction – (continued)
	D.R. Horton, Inc. (BB+/Ba1)
	$7,000,000	3.750%	03/01/19	$7,035,000
	3,200,000	4.000	02/15/20	3,232,000
	5,000,000	4.750	02/15/23	5,018,750
	Lennar Corp. (BB/Ba2)
	2,000,000	6.950	06/01/18	2,172,500
	7,600,000	4.500	06/15/19	7,695,000
	5,000,000	4.500	11/15/19	5,056,250
	3,000,000	4.750	11/15/22	2,895,000
	Meritage Homes Corp. (BB-/Ba3)
	3,000,000	7.150	04/15/20	3,318,750
	2,650,000	7.000	04/01/22	2,855,375
	Toll Brothers Finance Corp. (BB+/Ba1)
	800,000	5.875	02/15/22	864,000
	10,000,000	4.375	04/15/23	9,825,000
	Tri Pointe Holdings, Inc. (BB-/B1)
	4,000,000	4.375	06/15/19	3,920,000
	8,000,000	5.875	06/15/24	7,780,000
	William Lyon Homes, Inc. (B-/NR)(a)
	1,400,000	7.000	08/15/22	1,431,500
	William Lyon Homes, Inc. (B-/B3)
	12,650,000	7.000	08/15/22	12,934,625
	Woodside Homes Co. LLC/Woodside Homes Finance, Inc. (B/B3)(a)
	2,054,000	6.750	12/15/21	1,876,842

				130,271,311

	Life Insurance(a) – 0.2%
	Fidelity & Guaranty Life Holdings, Inc. (BB-/Ba3)
	10,000,000	6.375	04/01/21	10,400,000

	Lodging – 0.4%
	Felcor Lodging LP (B+/B2)
	10,000,000	5.625	03/01/23	10,200,000
	New Cotai LLC/New Cotai Capital Corp. (NR/NR)(a)(c)(e)
	8,265,038	10.625	05/01/19	6,514,744
	RHP Hotel Properties LP/RHP Finance Corp. (BB/B1)
	3,100,000	5.000	04/15/23	3,069,000

				19,783,744

	Machinery – 0.5%
	AECOM (BB-/Ba3)(a)
	2,500,000	5.750	10/15/22	2,514,335
	5,000,000	5.875	10/15/24	5,047,060
	Constellation Enterprises LLC (CCC+/Caa2)(a)
	4,350,000	10.625	02/01/16	3,632,250
	EnPro Industries, Inc. (BB-/B1)
	4,450,000	5.875	09/15/22	4,472,250
	Oshkosh Corp. (BB+/Ba3)
	4,400,000	5.375	03/01/25	4,400,000

				20,065,895

	Media – Broadcasting & Radio – 2.5%
	iHeartCommunications, Inc. (CCC+/Caa1)
	10,000,000	9.000	12/15/19	8,600,000
	iHeartCommunications, Inc. (CCC+/Caa1)
	10,000,000	10.625	03/15/23	8,500,000

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Media – Broadcasting & Radio – (continued)
	iHeartCommunications, Inc. (CCC-/NR)(c)
	$6,261,300	14.000%	02/01/21	$2,629,746
	Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)
	5,000,000	4.500	10/01/20	5,012,500
	Sirius XM Radio, Inc. (BB/Ba3)(a)
	3,200,000	5.875	10/01/20	3,264,000
	12,000,000	5.750	08/01/21	12,030,000
	9,750,000	6.000	07/15/24	9,774,375
	11,800,000	5.375	04/15/25	11,269,000
	Tribune Media Co. (BB-/B2)(a)
	22,650,000	5.875	07/15/22	21,857,250
	Univision Communications, Inc. (B+/B2)(a)
	20,000,000	6.750	09/15/22	20,650,000
	5,000,000	5.125	05/15/23	4,750,000
	2,000,000	5.125	02/15/25	1,880,000

				110,216,871

	Media – Cable – 4.6%
	Adelphia Communications Corp. (NR/NR)(b)
	2,000,000	10.250	06/15/49	10,000
	Altice US Finance I Corp. (BB-/Ba3)(a)
	5,050,000	5.375	07/15/23	4,873,250
	Altice US Finance II Corp. (B-/Caa1)(a)
	3,000,000	7.750	07/15/25	2,640,000
	CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	5,000,000	6.625	01/31/22	5,025,000
	18,800,000	5.750	09/01/23	17,907,000
	22,600,000	5.875 (a)	05/01/27	20,792,000
	CCO Safari II LLC (BBB-/Ba1)(a)
	10,800,000	4.908	07/23/25	10,739,410
	CSC Holdings LLC (BB/Ba2)
	5,100,000	8.625	02/15/19	5,253,000
	7,650,000	6.750	11/15/21	6,789,375
	18,000,000	5.250	06/01/24	14,130,000
	DISH DBS Corp. (BB-/Ba3)
	10,000,000	6.750	06/01/21	9,450,000
	19,000,000	5.875	11/15/24	16,055,000
	Midcontinent Communications & Midcontinent Finance Corp. (B/B3)(a)
	7,500,000	6.250	08/01/21	7,425,000
	Numericable – SFR SAS (B+/Ba3)(a)
	35,900,000	6.000	05/15/22	34,464,000
	UPC Holding BV (B/B2)(a)
CHF	8,000,000	6.750	03/15/23	8,810,014
	UPCB Finance IV Ltd. (BB/Ba3)(a)
	$7,150,000	5.375	01/15/25	6,721,000
	Virgin Media Finance PLC (B/B2)(a)
	2,000,000	6.375	04/15/23	1,985,000
	Virgin Media Secured Finance PLC (BB-/Ba3)(a)
	14,400,000	5.375	04/15/21	14,490,000
	VTR Finance BV (B+/B1)(a)
	15,000,000	6.875	01/15/24	13,687,500
	Ziggo Bond Finance BV (B/B2)(a)
	4,100,000	5.875	01/15/25	3,751,500

				204,998,049

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Diversified – 0.4%
Videotron Ltd. (BB/Ba2)
$10,000,000	5.000%		07/15/22	$9,787,500
8,000,000	5.375	(a)	06/15/24	7,820,000

				17,607,500

Media – Non Cable(a) – 0.6%
Netflix, Inc. (B+/B1)
10,000,000	5.500		02/15/22	10,100,000
14,150,000	5.875		02/15/25	14,539,125

				24,639,125

Metals – 1.7%
AK Steel Corp. (B-/Caa1)
4,300,000	7.625		05/15/20	2,236,000
5,500,000	7.625		10/01/21	2,928,750
Alcoa, Inc. (BBB-/Ba1)
3,219,000	6.150		08/15/20	3,315,570
12,350,000	5.125		10/01/24	11,763,375
ArcelorMittal (BB/Ba1)
6,000,000	6.000		03/01/21	5,430,000
10,000,000	6.750	(e)	02/25/22	9,050,000
10,000,000	6.125		06/01/25	8,100,000
Constellium NV (B/B1)(a)
15,250,000	5.750		05/15/24	11,590,000
Steel Dynamics, Inc. (BB+/Ba2)
6,000,000	5.125		10/01/21	5,685,000
8,650,000	5.250		04/15/23	7,914,750
6,150,000	5.500		10/01/24	5,627,250

				73,640,695

Mining(a) – 0.3%
New Gold, Inc. (BB-/B2)
14,200,000	6.250		11/15/22	11,644,000

Packaging – 3.0%
Ardagh Finance Holdings SA (CCC+/Caa2)(a)(c)
15,244,032	8.625		06/15/19	15,142,723
Ardagh Packaging Finance PLC (CCC+/Caa1)(a)
15,000,000	6.250		01/31/19	14,925,000
5,275,000	9.125		10/15/20	5,499,187
Ardagh Packaging Finance PLC (NR/Caa1)(a)
1,685,294	7.000		11/15/20	1,685,294
BWAY Holding Co. (CCC/Caa2)(a)
29,300,000	9.125		08/15/21	29,007,000
Reynolds Group Issuer, Inc. (B+/B1)
3,200,000	7.875		08/15/19	3,316,000
Reynolds Group Issuer, Inc. (B+/B1)
11,000,000	5.750		10/15/20	11,110,000
2,000,000	6.875		02/15/21	2,070,000
Reynolds Group Issuer, Inc. (CCC+/Caa2)
35,000,000	9.000		04/15/19	35,437,500
Reynolds Group Issuer, Inc. (CCC+/Caa2)
16,000,000	9.875		08/15/19	16,560,000

				134,752,704

Paper – 0.8%
Clearwater Paper Corp. (BB/Ba2)
2,800,000	4.500		02/01/23	2,611,000

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Paper – (continued)
Clearwater Paper Corp. (BB/Ba2) – (continued)
$18,550,000	5.375	%(a)	02/01/25	$17,715,250
Mercer International, Inc. (B+/B2)
4,350,000	7.000		12/01/19	4,415,250
9,186,000	7.750		12/01/22	9,300,825
Stone Container Finance Co. of Canada II (NR/WR)(b)
2,250,000	7.375		07/15/14	—

				34,042,325

Printing(a) – 0.4%
Southern Graphics, Inc. (CCC+/Caa1)
15,700,000	8.375		10/15/20	15,582,250

Publishing – 0.7%
Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)(a)
10,650,000	5.000		04/15/22	10,357,125
Outfront Media Capital LLC/Outfront Media Capital Corp. (BB-/B1)
8,650,000	5.875		03/15/25	8,714,875
The Nielsen Co Luxembourg SARL (BB+/B1)(a)
12,000,000	5.500		10/01/21	12,000,000
Time, Inc. (BB/B1)(a)
1,600,000	5.750		04/15/22	1,500,000

				32,572,000

Real Estate – 0.7%
CBRE Services, Inc. (BBB/Baa3)
10,000,000	5.250		03/15/25	10,212,500
DuPont Fabros Technology LP (BB/Ba1)
20,000,000	5.875		09/15/21	20,450,000

				30,662,500

Retailers – 2.3%
Alphabet Holding Co., Inc. (CCC+/Caa1)(c)
400,000	7.750		11/01/17	392,000
Asbury Automotive Group, Inc. (BB/B1)
5,650,000	6.000		12/15/24	5,819,500
Dollar Tree, Inc. (B+/Ba3)(a)
10,050,000	5.750		03/01/23	10,414,312
L Brands, Inc. (BB+/Ba1)
10,337,000	6.625		04/01/21	11,486,991
10,000,000	5.625		02/15/22	10,512,500
950,000	5.625		10/15/23	1,008,188
Neiman Marcus Group Ltd., Inc. (CCC+/Caa2)(a)
25,000,000	8.000		10/15/21	25,843,750
25,000,000	8.750	(c)	10/15/21	25,875,000
Party City Holdings, Inc. (CCC+/B3)(a)
4,200,000	6.125		08/15/23	4,236,750
The William Carter Co. (BB+/Ba2)
8,000,000	5.250		08/15/21	8,180,000

				103,768,991

Retailers – Food & Drug – 0.5%
Rite Aid Corp. (CCC+/B3)
7,000,000	6.750		06/15/21	7,227,500
13,400,000	6.125	(a)	04/01/23	13,266,000

				20,493,500

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Services Cyclical – Business Services – 0.8%
CoreLogic, Inc. (B+/Ba3)
$12,100,000	7.250%		06/01/21	$12,644,500
SPL Logistics Escrow LLC (B/B2)(a)
11,000,000	8.875		08/01/20	11,550,000
WEX, Inc. (BB-/Ba3)(a)
10,000,000	4.750		02/01/23	9,500,000

				33,694,500

Services Cyclical – Rental Equipment – 1.5%
Ahern Rentals, Inc. (B/B3)(a)
23,000,000	7.375		05/15/23	20,038,750
Ashtead Capital, Inc. (BB/Ba3)(a)
18,000,000	5.625		10/01/24	17,910,000
Emeco Pty Ltd. (B-/Caa1)(a)
12,250,000	9.875		03/15/19	6,431,250
United Rentals North America, Inc. (BB+/Ba1)
12,200,000	4.625		07/15/23	11,849,250
United Rentals North America, Inc. (BB-/B1)
5,000,000	5.750		11/15/24	4,800,000
7,100,000	5.500		07/15/25	6,647,375

				67,676,625

Technology – Hardware – 1.3%
Alcatel-Lucent USA, Inc. (B+/WR)
7,000,000	6.450		03/15/29	7,105,000
Ancestry.com, Inc. (CCC+/B3)
5,249,000	11.000		12/15/20	5,747,655
CDW LLC/CDW Finance Corp. (B+/B1)
3,100,000	5.500		12/01/24	3,123,250
CommScope, Inc. (B/B2)(a)
10,000,000	5.000		06/15/21	9,775,000
Micron Technology, Inc. (BB/Ba3)
16,350,000	5.250	(a)	08/01/23	15,164,625
1,000,000	5.500		02/01/25	935,000
NCR Corp. (BB/Ba3)
5,000,000	4.625		02/15/21	4,825,000
7,011,000	5.000		07/15/22	6,607,868
VeriSign, Inc. (BB+/Ba1)
6,150,000	5.250		04/01/25	6,103,875

				59,387,273

Technology – Software/Services – 3.9%
Aspect Software, Inc. (CCC/Caa2)
6,000,000	10.625		05/15/17	5,160,000
BMC Software Finance, Inc. (CCC+/Caa1)(a)
22,000,000	8.125		07/15/21	17,710,000
Boxer Parent Co., Inc. (CCC+/Caa2)(a)(c)(e)
10,000,000	9.000		10/15/19	7,175,000
CyrusOne LP/CyrusOne Finance Corp. (B+/B1)
12,000,000	6.375		11/15/22	12,180,000
Equinix, Inc. (BB/B1)
5,750,000	4.875		04/01/20	5,836,250
9,250,000	5.375		01/01/22	9,226,875
14,050,000	5.375		04/01/23	13,839,250
14,000,000	5.750		01/01/25	13,930,000
First Data Corp. (B-/Caa1)(a)
17,450,000	8.750		01/15/22	18,235,250

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Technology – Software/Services – (continued)
First Data Corp. (BB-/B1)(a)
$21,000,000	6.750%		11/01/20	$21,945,000
IHS, Inc. (BB+/Ba1)
15,000,000	5.000		11/01/22	14,437,500
Infor (US), Inc. (B-/Caa1)(a)
9,150,000	6.500		05/15/22	8,372,250
Infor Software Parent LLC/Infor Software Parent, Inc. (CCC+/ Caa2)(a)(c)
10,000,000	7.125		05/01/21	8,600,000
Nuance Communications, Inc. (BB-/B1)(a)
10,000,000	5.375		08/15/20	10,000,000
SS&C Technologies Holdings, Inc. (B+/B3)(a)
6,450,000	5.875		07/15/23	6,514,500

				173,161,875

Telecommunications – 2.6%
Frontier Communications Corp. (BB-/Ba3)
10,000,000	8.125		10/01/18	10,250,000
18,000,000	8.500		04/15/20	17,505,000
4,000,000	8.875	(a)	09/15/20	3,930,000
16,000,000	11.000	(a)	09/15/25	15,440,000
Level 3 Financing, Inc. (B/B1)
10,000,000	7.000		06/01/20	10,400,000
5,000,000	6.125		01/15/21	5,137,500
5,000,000	5.125	(a)	05/01/23	4,775,000
6,500,000	5.375	(a)	05/01/25	6,175,000
Telecom Italia Capital SA (BB+/Ba1)
7,100,000	7.721		06/04/38	7,703,500
Telecom Italia SpA (BB+/Ba1)(a)
20,000,000	5.303		05/30/24	19,400,000
Windstream Corp. (BB-/B2)
6,325,000	7.875		11/01/17	6,546,375
5,050,000	7.750	(e)	10/15/20	4,292,500
6,000,000	7.750		10/01/21	4,650,000

				116,204,875

Telecommunications – Cellular – 7.0%
Altice Financing SA (BB-/B1)(a)
6,450,000	6.500		01/15/22	6,256,500
Altice Financing SA (BB-/B1)(a)
4,300,000	6.625		02/15/23	4,138,750
Altice Finco SA (B-/B3)(a)
7,000,000	8.125		01/15/24	6,685,000
4,652,000	7.625		02/15/25	4,337,990
Communications Sales & Leasing, Inc. (B/Caa1)
11,000,000	8.250		10/15/23	9,405,000
Crown Castle International Corp. (BB+/Ba3)
20,157,000	5.250		01/15/23	21,316,027
SBA Communications Corp. (B/B3)
7,450,000	4.875		07/15/22	7,301,000
SBA Telecommunications, Inc. (B+/B3)
5,250,000	5.750		07/15/20	5,407,500
SoftBank Group Corp. (BB+/Ba1)(a)
30,950,000	4.500		04/15/20	30,021,500
Sprint Capital Corp. (B+/Caa1)
14,000,000	6.900		05/01/19	12,320,000
3,000,000	8.750		03/15/32	2,332,500

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Telecommunications – Cellular – (continued)
Sprint Communications, Inc. (B+/Caa1)
$24,600,000	8.375%		08/15/17	$24,415,500
Sprint Communications, Inc. (B+/Caa1)
7,000,000	7.000		08/15/20	5,862,500
Sprint Communications, Inc. (B+/Caa1)
10,000,000	11.500		11/15/21	10,000,000
Sprint Communications, Inc. (BB/B1)(a)
15,450,000	9.000		11/15/18	16,222,500
Sprint Communications, Inc. (BB/B1)(a)
10,000,000	7.000		03/01/20	10,000,000
Sprint Corp. (B+/Caa1)
19,000,000	7.250		09/15/21	15,532,500
Sprint Corp. (B+/Caa1)
53,400,000	7.875		09/15/23	42,720,000
T-Mobile USA, Inc. (BB/Ba3)
9,050,000	6.542		04/28/20	9,185,750
20,000,000	6.250		04/01/21	19,800,000
2,600,000	6.633		04/28/21	2,593,500
5,000,000	6.125		01/15/22	4,862,500
9,000,000	6.731		04/28/22	8,955,000
Wind Acquisition Finance SA (B/Caa1)(a)
15,000,000	7.375		04/23/21	14,512,500
Wind Acquisition Finance SA (BB/Ba3)(a)
15,000,000	4.750		07/15/20	14,737,500

				308,921,517

Telecommunications – Satellites – 1.7%
Inmarsat Finance PLC (BB+/Ba2)(a)
15,000,000	4.875		05/15/22	14,531,250
Intelsat Jackson Holdings SA (B+/B3)
10,100,000	7.500		04/01/21	9,317,250
5,000,000	5.500		08/01/23	4,125,000
Intelsat Jackson Holdings SA (CCC+/Caa1)
20,000,000	6.625	(e)	12/15/22	15,600,000
Intelsat Luxembourg SA (CCC+/Caa2)
38,000,000	7.750		06/01/21	24,700,000
13,000,000	8.125	(e)	06/01/23	8,352,500

				76,626,000

Utilities – Electric – 2.0%
Calpine Corp. (B/B3)
10,000,000	5.375		01/15/23	9,225,000
10,000,000	5.500		02/01/24	9,275,000
Calpine Corp. (BB/Ba3)(a)
5,600,000	6.000		01/15/22	5,838,000
7,000,000	7.875		01/15/23	7,437,500
1,450,000	5.875		01/15/24	1,502,563
Dynegy, Inc. (B+/B3)
7,525,000	6.750		11/01/19	7,543,812
5,000,000	7.375		11/01/22	5,043,750
Illinois Power Generating Co. (CCC+/B3)(e)
4,900,000	7.000		04/15/18	4,434,500
11,000,000	6.300		04/01/20	9,075,000
MPM Escrow LLC (NR/NR)(b)
14,460,000	8.875		10/15/20	—

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Utilities – Electric – (continued)
NRG Energy, Inc. (BB-/B1)
$6,250,000	8.250%		09/01/20	$6,453,125
19,000,000	6.625		03/15/23	17,195,000
Talen Energy Supply LLC (BB-/Ba3)(a)
7,650,000	6.500		06/01/25	6,579,000

				89,602,250

Utilities – Pipelines – 1.2%
NGPL PipeCo LLC (CCC-/Caa2)(a)
10,000,000	7.119		12/15/17	9,500,000
2,150,000	9.625	(e)	06/01/19	2,064,000
Sabine Pass Liquefaction LLC (BB+/Ba3)
11,000,000	6.250		03/15/22	10,202,500
5,000,000	5.625		04/15/23	4,462,500
20,000,000	5.750		05/15/24	17,900,000
5,450,000	5.625	(a)	03/01/25	4,782,375
Tesoro Logistics LP/Tesoro Logistics Finance Corp. (BB/Ba3)(a)
3,375,000	6.250		10/15/22	3,299,063

				52,210,438

TOTAL CORPORATE OBLIGATIONS
(Cost $4,417,463,828)				$4,098,942,167

Senior Term Loans(f) – 5.5%
Consumer Products – Industrial – 0.6%
Atkore International, Inc. (B/B3)
$10,956,757	4.500%		04/09/21	$10,436,311
Atkore International, Inc. (CCC+/Caa2)
8,275,000	7.750		10/09/21	7,602,656
Dynacast International LLC (B/Ba3)
5,024,750	4.500		01/28/22	4,993,345
Dynacast International LLC (B-/Caa1)
4,625,000	9.500		01/30/23	4,604,789

				27,637,101

Energy – 0.1%
American Energy – Marcellus LLC (CCC+/Caa1)
9,950,000	5.250		08/04/20	5,596,875
American Energy – Marcellus LLC (CCC-/Caa3)
3,275,000	8.500		08/04/21	349,344

				5,946,219

Energy – Exploration & Production – 0.4%
Magnum Hunter Resources Corp. (CCC/B2)
8,489,250	8.500		10/22/19	8,361,911
Murray Energy Corp. (NR/NR)
9,090,875	7.500		04/16/20	7,042,883

				15,404,794

Food & Beverages – 0.7%
Performance Food Group, Inc. (BB-/B3)
19,947,352	6.753		11/14/19	19,938,974
Shearer’s Foods, Inc. (CCC+/Caa1)
13,000,000	7.750		06/30/22	12,707,500

				32,646,474

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(f) – (continued)
Health Care – Pharmaceuticals – 0.5%
Endo Luxembourg Finance Co. I S.A.R.L. (NR/NR)
$8,350,000	3.750%	09/26/22	$8,316,099
Valeant Pharmaceuticals International, Inc. (BB+/Ba1)
12,014,625	4.000	04/01/22	11,878,018

			20,194,117

Health Care – Services – 0.5%
American Renal Holdings, Inc. (CCC+/Caa1)
19,995,926	8.500	03/20/20	19,920,941

Home Construction – 0.2%
BRG Bell Sports, Inc. (CCC/Caa1)
7,600,000	10.250	04/14/22	7,448,000

Media – Non Cable – 0.7%
Getty Images, Inc. (CCC+/B2)
19,526,944	4.750	10/18/19	12,623,388
Renaissance Learning, Inc. (B-/B1)
7,095,497	4.500	04/09/21	6,864,893
Renaissance Learning, Inc. (CCC/Caa2)
12,047,700	8.000	04/11/22	11,666,150

			31,154,431

Retailers – 1.5%
Academy Ltd. (B/B2)
12,797,227	5.000	07/01/22	12,718,908
Bass Pro Group LLC (BB-/B1)
7,283,400	4.000	06/05/20	7,237,879
Dollar Tree, Inc. (BB+/Ba1)
4,803,797	3.500	07/06/22	4,803,125
J Crew Group, Inc. (B-/B2)
17,919,395	4.000	03/05/21	13,833,056
PetSmart, Inc. (BB-/Ba3)
4,962,563	4.250	03/11/22	4,949,660
Rue21, Inc. (B-/B2)
19,112,285	5.625	10/09/20	16,349,031
True Religion Apparel, Inc. (B-/Caa1)
8,250,750	5.875	07/30/19	4,936,671
True Religion Apparel, Inc. (CCC/Caa3)
6,825,000	11.000	01/30/20	2,900,625

			67,728,955

Services Cyclical – Rental Equipment – 0.2%
Maxim Crane Works LP (B/Caa2)
6,975,000	10.250	11/26/18	6,905,250

Technology – Software/Services – 0.1%
SS&C Technologies, Inc. (BB/Ba3)
6,434,978	4.000	07/08/22	6,439,032

TOTAL SENIOR TERM LOANS
(Cost $265,156,811)			$241,425,314

Shares	Rate	Value
Preferred Stock(c)(g) – 0.1%
Media – Broadcasting & Radio – 0.1%
Spanish Broadcasting System, Inc.
3,014	10.750%	$3,526,380
(Cost $3,042,344)

Shares	Description	Value
Common Stocks – 0.1%
40	Dawn Holdings, Inc.(b)	$—
64,385	General Motors Co.	1,932,838
2,142,857	Halcon Resources Corp.(b)	1,135,714
341,350	Huntsman Corp.	3,307,681
28,148	Motors Liquidation Co.	427,568
21	New Cotai Class B Shares(b)	—
11	Nycomed(b)	—
3,874	Panolam Holdings Co.(b)	39
2,500	Port Townsend Holdings Co., Inc.(b)	—

TOTAL COMMON STOCKS
(Cost $22,717,880)		$6,803,840

Units	Description	Expiration Date	Value
Warrant(b) – 0.0%
General Motors Co. (NR/NR)
54,264		07/10/16	$1,105,900
General Motors Co. (NR/NR)
54,264		07/10/19	717,370
Lender Process Services, Inc. (NR/NR)
14,274		12/31/20	—
Masonite International Corp. (NR/NR)
22,734		06/09/16	346,239

TOTAL WARRANT
(Cost $23,842,381)			$2,169,509

Shares	Rate	Value
Investment Company(h) – 2.6%
Goldman Sachs Financial Square Government Fund – FST Shares
114,348,213	0.006%	$114,348,213
(Cost $114,348,213)

TOTAL INVESTMENTS – 101.0%
(Cost $4,846,571,457)			$4,467,215,423

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (2.7)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(824,000)	0.350%	10/05/15	$(824,000)
(3,855,000)	0.750	10/06/15	(3,855,000)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (continued)
Barclays Reverse Repurchase Agreement (NR/NR) – (continued)
$(9,262,500)	0.750%	07/21/16	$(9,262,500)
(1,013,750)	2.000	07/21/16	(1,013,750)
(4,281,250)	0.100	07/28/16	(4,281,250)
(2,438,437)	0.500	08/02/16	(2,438,437)
(1,167,250)	2.000	08/02/16	(1,167,250)
(4,500,000)	0.100	08/05/16	(4,500,000)
(3,400,000)	0.250	08/13/16	(3,400,000)
(7,550,000)	0.150	08/20/16	(7,550,000)
(824,000)	0.350	09/03/16	(824,000)
(456,250)	0.650	09/07/16	(456,250)
(1,677,500)	1.750	09/17/16	(1,677,500)
(2,146,875)	0.375	09/23/16	(2,146,875)
(915,000)	0.500	09/23/16	(915,000)
(5,782,500)	0.750	09/23/16	(5,782,500)
(3,787,500)	0.250	09/24/16	(3,787,500)
(1,911,250)	0.750	09/24/16	(1,911,250)
(3,900,000)	0.500	09/27/16	(3,900,000)
(3,790,000)	0.750	09/27/16	(3,790,000)
(1,314,375)	0.500	09/28/16	(1,314,375)
BNP Paribas Reverse Repurchase Agreement (NR/NR)
(1,495,000)	1.500	10/01/15	(1,495,000)
(3,628,125)	1.000	07/28/16	(3,628,125)
Citigroup Reverse Repurchase Agreement (NR/NR)
(3,670,000)	0.750	07/23/16	(3,670,000)
(6,995,313)	0.750	08/02/16	(6,995,313)
(1,702,250)	0.500	08/25/16	(1,702,250)
(722,500)	0.875	08/25/16	(722,500)
First Boston Reverse Repurchase Agreement (NR/NR)
(2,527,500)	0.500	08/11/16	(2,527,500)
(3,004,563)	1.750	09/17/16	(3,004,563)
Royal Bank Of Canada Reverse Repurchase Agreement (NR/NR)
(5,616,000)	1.000	05/05/16	(5,616,000)
(10,950,000)	0.150%	05/06/16	(10,950,000)
(2,600,000)	2.500	06/30/16	(2,600,000)
(4,637,500)	1.000	07/21/16	(4,637,500)
(4,250,000)	1.250	08/20/16	(4,250,000)
(1,464,750)	1.000	08/23/16	(1,464,750)
(1,015,000)	0.350	08/26/16	(1,015,000)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(119,075,938))			$(119,075,938)

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			75,437,220

NET ASSETS – 100.0%			$4,423,576,705

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,840,565,602, which represents approximately 41.6% of net assets as of September 30, 2015.
(b)	Security is currently in default and/or non-income producing.
(c)	Pay-in-kind securities.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2015, the value of securities pledged amounted to $101,091,934.
(f)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on September 30, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2015.
(h)	Represents an Affiliated Fund.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA	USD	4,723,655	EUR	4,192,000	$4,684,468	10/05/15	$39,186
Credit Suisse International (London)	USD	10,015,202	CHF	9,637,809	9,890,512	10/05/15	124,690
JPMorgan Securities, Inc.	USD	6,363,874	CAD	8,391,920	6,288,236	10/05/15	75,639
TOTAL							$239,515

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
UBS AG (London)	EUR	2,309,111	USD	2,616,225	$2,580,381	10/05/15	$(35,844)

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	30	December 2015	$3,287,700	$(196,723)
Ultra Long U.S. Treasury Bonds	251	December 2015	40,261,969	222,750
10 Year German Euro-Bund	(29)	December 2015	(5,061,273)	(92,721)
10 Year U.K. Long Gilt	(36)	December 2015	(6,483,886)	(54,524)
2 Year U.S. Treasury Notes	477	December 2015	104,477,906	140,569
5 Year U.S. Treasury Notes	1,267	December 2015	152,693,297	999,910
10 Year U.S. Treasury Notes	(1,999)	December 2015	(257,340,016)	(3,067,795)
Ultra Long U.S. Treasury Bonds	122	December 2015	19,195,938	89,757
TOTAL				$(1,958,777)

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Term Loans(a) – 83.1%
	Aerospace – 1.6%
	BE Aerospace, Inc. (BB+/Ba2)
	$5,443,636	4.000%	12/16/21	$5,441,949
	LM U.S. Corp. Acquisition, Inc. (CCC/Caa2)
	6,472,375	8.250	01/25/21	6,423,832
	Silver II US Holdings LLC (B/B1)
	8,574,086	4.000	12/13/19	7,795,301
	Transdigm, Inc. (B/Ba3)
	21,628,137	3.750	02/28/20	21,334,643
	8,067,576	3.750	06/04/21	7,959,551
	12,978,266	3.500	05/14/22	12,764,644

				61,719,920

	Airlines – 2.1%
	Air Canada (BB/Ba3)
	3,275,803	4.000	09/26/19	3,267,614
	Atlantic Aviation FBO, Inc. (BB-/Ba3)
	12,991,923	3.250	06/01/20	12,882,271
	Continental Airlines, Inc. (BB+/Ba1)
	27,556,338	3.250	04/01/19	27,424,343
	Delta Air Lines, Inc. (BBB/Baa3)
	32,085,077	3.250	10/18/18	32,004,864
	750,000	3.250	08/24/22	749,812
	Flying Fortress, Inc. (BBB-/Ba1)
	5,041,667	3.500	04/30/20	5,033,802

				81,362,706

	Automotive – 1.3%
	Chrysler Group LLC (BB+/Ba1)
	43,096,077	3.500	05/24/17	42,859,049
	4,987,342	3.250	12/31/18	4,937,468

				47,796,517

	Automotive – Parts – 1.0%
	Cooper Standard Holdings, Inc. (BB-/B1)
	8,516,439	4.000	04/04/21	8,452,566
	Gates Global LLC (B+/B2)
	22,077,947	4.250	07/05/21	20,879,336
	Jason, Inc. (B/B1)
	8,910,000	5.500	06/30/21	8,876,587

				38,208,489

	Building Materials – 3.9%
	American Builders & Contractors Supply Co., Inc. (BB+/B1)
	33,074,186	3.500	04/16/20	32,770,896
	Armstrong World Industries, Inc. (BB/B1)
	1,885,170	3.500	03/15/20	1,874,576
	CPG International, Inc. (B/B2)
	3,916,907	4.750	09/30/20	3,864,695
	Gyp Holdings III Corp. (B/B3)
	21,330,000	4.750	04/01/21	20,779,046
	Headwaters, Inc. (BB-/B1)
	5,162,063	4.500	03/24/22	5,168,515
	Jeld-Wen, Inc. (B/B1)
	22,852,313	5.250	10/15/21	22,776,214
	10,625,000	5.000	06/18/22	10,578,569
	PLY Gem Industries, Inc. (B+/B1)
	7,133,825	4.000	02/01/21	7,048,220

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Term Loans(a) – (continued)
	Building Materials – (continued)
	Quikrete Cos., Inc. (B+/B1)
	$17,624,711	4.000%	09/28/20	$17,499,928
	Roofing Supply Group LLC (B/B3)
	7,058,639	6.000	05/31/19	7,052,780
	Ultima US Holdings LLC (B/B1)
	5,194,348	5.500	07/02/20	5,207,334
	US LBM Holdings LLC (B+/B3)
	13,500,000	6.250	08/20/22	13,145,625

				147,766,398

	Capital Goods – Others – 0.2%
	USIC Holdings, Inc. (B+/B2)
	9,260,413	4.000	07/10/20	9,156,233

	Chemicals – 2.3%
	American Pacific Corp. (NR/NR)
	10,449,512	7.000	02/27/19	10,390,786
	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV (BB-/Ba3)(b)
EUR	850,000	5.750	02/01/21	966,458
	Emerald Performance Materials LLC (B/B1)
	$7,449,750	4.500	08/01/21	7,393,877
	Emerald Performance Materials LLC (CCC+/Caa1)
	6,350,000	7.750	08/01/22	6,275,895
	Huntsman International LLC (BB+/Ba2)
	3,473,750	3.750	10/01/21	3,352,169
	MacDermid, Inc. (BB/B1)
	2,208,313	4.750	06/07/20	2,144,824
	PQ Corp. (B+/B2)
	7,956,427	4.000	08/07/17	7,918,873
	Univar, Inc. (BB-/B2)
	13,075,000	4.250	07/01/22	12,811,408
	US Coatings Acquisition, Inc. (BB-/Ba3)
	38,025,098	3.750	02/01/20	37,651,692

				88,905,982

	Consumer Cyclical Services – Distribution Logistics – 0.2%
	Beacon Roofing Supply, Inc. (BB+/B2)
	5,850,000	4.500	10/01/22	5,832,918

	Consumer Products – Household & Leisure – 3.2%
	Bombardier Recreational Products, Inc. (BB-/Ba3)
	19,379,491	3.750	01/30/19	19,352,166
	Jarden Corp. (BBB-/Ba1)
	1,122,137	2.944	09/30/20	1,123,540
	9,500,000	2.944	07/30/22	9,484,135
	Polymer Group, Inc. (B-/B2)
	16,901,425	5.250	12/19/19	16,890,946
	Renfro Corp. (B/B3)
	26,570,455	5.750	01/30/19	25,906,193
	Spectrum Brands, Inc. (BB/Ba2)
EUR	568,575	3.500	06/23/22	633,604
	$15,933,484	3.750	06/23/22	15,975,548
	The Sun Products Corp. (B-/B1)
	36,114,270	5.500	03/23/20	33,917,439

				123,283,571

	Consumer Products – Industrial – 0.9%
	Atkore International, Inc. (B/B3)
	13,466,394	4.500	04/09/21	12,826,740

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(a) – (continued)
Consumer Products – Industrial – (continued)
Atkore International, Inc. (CCC+/Caa2)
$12,750,000	7.750%	10/09/21	$11,714,062
Southwire Co. (BB+/Ba3)
8,926,333	3.000	02/10/21	8,703,175

			33,243,977

Diversified Manufacturing – 3.0%
CPM Holdings, Inc. (B+/B1)
7,883,526	6.000	04/11/22	7,890,069
Crosby US Acquisition Corp. (B/B1)
22,914,377	3.750	11/23/20	19,820,936
Doosan Infracore Co., Ltd. (BB-/Ba3)
9,242,356	4.500	05/28/21	9,246,238
Dynacast International LLC (B/Ba3)
2,832,321	4.500	01/28/22	2,814,619
Gardner Denver, Inc. (B/B1)
15,433,197	4.250	07/30/20	14,515,848
Mannington Mills, Inc. (BB-/B1)
6,509,250	4.750	10/01/21	6,525,523
Mirror Bidco Corp. (B/Ba3)
19,139,807	4.250	12/28/19	19,068,033
Rexnord LLC (BB-/B2)
35,008,082	4.000	08/21/20	34,652,400

			114,533,666

Energy – 2.0%
American Energy – Marcellus LLC (CCC+/Caa1)
13,550,000	5.250	08/04/20	7,621,875
American Energy – Marcellus LLC (CCC-/Caa3)
34,190,000	8.500	08/04/21	3,647,047
CITGO Holding, Inc. (B-/Caa1)
6,708,963	9.500	05/12/18	6,595,783
Jonah Energy LLC (B/B3)
9,250,000	7.500	05/12/21	7,400,000
Magnum Hunter Resources Corp. (CCC/B2)
16,283,013	8.500	10/22/19	16,038,767
MEG Energy Corp. (BB+/Ba2)
35,951,066	3.750	03/31/20	33,524,369

			74,827,841

Energy – Exploration & Production – 0.4%
EP Energy LLC (B+/Ba2)
11,900,000	3.500	05/24/18	11,052,125
1,375,000	4.500	04/30/19	1,313,125
NGPL PipeCo LLC (CCC-/Caa2)
1,964,302	6.750	09/15/17	1,760,015

			14,125,265

Entertainment – 0.7%
Sabre, Inc. (BB-/Ba3)
488,222	3.500	02/19/18	485,932
27,148,245	4.000	02/19/19	27,058,713

			27,544,645

Environmental – 0.5%
EnergySolutions LLC (BB-/B3)
18,365,897	6.750	05/29/20	17,998,579

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(a) – (continued)
Finance – 1.2%
CeramTec Acquisition Corp. (B/Ba3)
$8,632,380	4.250%	08/30/20	$8,621,588
ROC Finance LLC (B+/B2)
1,960,000	5.000	06/20/19	1,855,885
SBA Senior Finance II LLC (BB/B1)
16,268,938	3.250	03/24/21	16,049,796
Victory Capital Management, Inc. (BB-/B2)
20,057,788	7.000	10/31/21	19,456,055

			45,983,324

Food & Beverages – 5.6%
Albertson’s Holdings LLC (BB-/Ba3)
19,251,313	5.000	08/25/19	19,229,944
2,985,495	5.500	08/25/21	2,983,644
Atrium Innovations, Inc. (B/B2)
1,746,984	4.250	02/13/21	1,644,349
Atrium Innovations, Inc. (CCC+/Caa2)
9,545,000	7.750	08/13/21	8,375,737
Blue Buffalo Co. Ltd. (BB/Ba3)
5,961,008	3.750	08/08/19	5,953,557
Diamond Foods, Inc. (B/B2)
16,301,307	4.250	08/20/18	16,235,124
Dole Food Co., Inc. (B-/B1)
8,272,092	4.500	11/01/18	8,245,207
High Liner Foods, Inc. (B+/B2)
9,529,875	4.250	04/24/21	9,458,401
Performance Food Group, Inc. (BB-/B3)
57,734,194	6.250	11/14/19	57,709,946
Pinnacle Foods Finance LLC (BB+/Ba2)
15,651,376	3.000	04/29/20	15,596,643
Shearer’s Foods, Inc. (B/B1)
7,647,750	4.500	06/30/21	7,585,650
Shearer’s Foods, Inc. (CCC+/Caa1)
12,800,000	7.750	06/30/22	12,512,000
US Foods, Inc. (B-/B2)
48,946,571	4.500	03/31/19	48,858,956

			214,389,158

Food & Drug Retailers – 0.7%
Rite Aid Corp. (B+/B2)
8,790,000	5.750	08/21/20	8,877,900
16,345,000	4.875	06/21/21	16,345,000

			25,222,900

Gaming – 1.6%
Aristocrat Leisure Ltd. (BB/Ba2)
16,723,462	4.750	10/20/21	16,710,417
CCM Merger, Inc. (BB-/B2)
504,596	4.500	08/08/21	503,021
CityCenter Holdings LLC (BB-/B2)
15,889,724	4.250	10/16/20	15,835,064
Graton Economic Development Authority (B+/B2)
2,275,000	4.750	07/28/22	2,265,058
Marina District Finance Co., Inc. (BB/B2)
6,222,139	6.500	08/15/18	6,260,903
MGM Resorts International (BB/Ba2)
10,228,354	3.500	12/20/19	10,141,413

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Term Loans(a) – (continued)
	Gaming – (continued)
	Peninsula Gaming LLC (B+/B1)
	$4,381,326	4.250%	11/20/17	$4,369,015
	Scientific Games International, Inc. (BB-/Ba3)
	5,627,450	6.000	10/01/21	5,549,172

				61,634,063

	Health Care – 1.6%
	Community Health Systems, Inc. (BB/Ba2)
	7,945,607	3.750	12/31/19	7,928,206
	12,573,263	4.000	01/27/21	12,570,120
	HCA, Inc. (BBB-/Ba1)
	28,820,170	2.944	03/31/17	28,780,974
	12,004,137	3.077	05/01/18	11,987,691
	MedAssets, Inc. (BB+/Ba3)
	70,854	4.000	12/13/19	70,322

				61,337,313

	Health Care – Medical Products – 0.5%
	Convatec, Inc. (B+/Ba2)
	2,691,643	4.250	06/15/20	2,681,549
	Ortho-Clinical Diagnostics, Inc. (B/B1)
	17,490,519	4.750	06/30/21	17,140,709

				19,822,258

	Health Care – Pharmaceuticals – 2.3%
	Endo Luxembourg Finance Co. I S.A.R.L. (BB/Ba1)
	13,900,000	3.750	06/11/22	13,843,566
	PharMedium Healthcare Corp. (B/B1)
	4,298,992	4.250	01/28/21	4,238,075
	PharMedium Healthcare Corp. (CCC+/Caa2)
	2,000,000	7.750	01/28/22	1,970,000
	Valeant Pharmaceuticals International, Inc. (BB+/Ba1)
	4,561,323	3.500	02/13/19	4,485,149
	23,300,954	3.750	08/05/20	22,928,139
	41,681,141	4.000	04/01/22	41,207,226

				88,672,155

	Health Care – Services – 4.2%
	21st Century Oncology Holdings, Inc. (B-/B1)
	12,718,125	6.500	04/30/22	12,050,423
	American Renal Holdings, Inc. (B/Ba3)
	14,330,147	4.500	09/22/19	14,186,845
	American Renal Holdings, Inc. (CCC+/Caa1)
	21,385,439	8.500	03/20/20	21,305,244
	Amsurg Corp. (BB-/Ba2)
	3,852,877	3.500	07/16/21	3,849,256
	Envision Healthcare Corp. (BB-/Ba3)
	14,053,820	4.000	05/25/18	14,039,205
	MPH Acquisition Holdings LLC (B+/B1)
	38,399,298	3.750	03/31/21	37,890,508
	Sedgwick Claims Management Services, Inc. (B/B1)
	13,194,936	3.750	03/01/21	12,976,428
	Sedgwick Claims Management Services, Inc. (CCC+/Caa2)
	26,450,758	6.750	02/28/22	24,797,585
	U.S. Renal Care, Inc. (B/Ba3)
	7,141,402	4.250	07/03/19	7,120,549
	U.S. Renal Care, Inc. (CCC+/Caa1)
	4,000,000	8.500	01/03/20	4,030,000
	7,975,000	10.250	01/03/20	7,975,000

				160,221,043

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Term Loans(a) – (continued)
	Lodging – 2.6%
	Four Seasons Holdings, Inc. (BB/B1)
	$16,937,348	3.500%	06/27/20	$16,805,067
	Four Seasons Holdings, Inc. (B-/Caa1)
	11,767,000	6.250	12/27/20	11,708,165
	Hilton Worldwide Finance LLC (BBB-/Ba2)
	29,974,863	3.500	10/26/20	29,874,747
	La Quinta Intermediate Holding LLC (BB/B1)
	40,066,263	3.750	04/14/21	39,665,600

				98,053,579

	Media – Broadcasting & Radio – 3.2%
	Getty Images, Inc. (CCC+/B2)
	51,815,556	4.750	10/18/19	33,496,684
	iHeart Communications, Inc. (CCC+/Caa1)
	26,847,038	7.694	07/30/19	22,350,159
	Salem Communications Corp. (B/B2)
	13,743,198	4.500	03/13/20	13,580,067
	Telesat Canada (BB/Ba3)
	2,013,747	3.500	03/28/19	1,994,234
	The E.W. Scripps Co. (BBB-/Ba2)
	12,916,612	3.500	11/26/20	12,908,603
	Townsquare Media, Inc. (BB-/Ba2)
	3,333,250	4.250	04/01/22	3,314,517
	Univision Communications, Inc. (B+/B2)
	33,026,055	4.000	03/01/20	32,786,826

				120,431,090

	Media – Cable – 2.5%
	Altice Financing SA (BB-/B1)
	2,131,157	5.500	07/02/19	2,126,894
	Charter Communications Operating LLC (BB+/Baa3)
	28,540,888	3.000	07/01/20	28,166,431
	11,556,132	3.000	01/03/21	11,351,010
	CSC Holdings LLC (BB+/Baa3)
	10,136,623	2.694	04/17/20	10,058,976
	Neptune Finco Corp. (NR/NR)
	7,775,000	5.000	09/21/22	7,724,462
	Numericable Group SA (NR/NR)
	3,725,000	4.000	07/31/22	3,648,638
	Wave Division Holdings LLC (BB-/Ba3)
	6,807,500	4.000	10/15/19	6,787,622
	Ziggo N.V. (BB-/Ba3)
	20,950,000	3.500	01/15/22	20,541,475
EUR	5,500,000	3.750	01/15/22	6,027,578

				96,433,086

	Media – Non Cable – 3.6%
	Advantage Sales & Marketing, Inc. (B/B1)
	$18,244,729	4.250	07/23/21	17,885,490
	Advantage Sales & Marketing, Inc. (CCC+/Caa1)
	4,791,893	7.500	07/25/22	4,576,258
	Checkout Holding Corp. (B/B1)
	21,074,646	4.500	04/09/21	18,018,823
	Checkout Holding Corp. (CCC/Caa1)
	21,800,000	7.750	04/11/22	14,415,250
	McGraw-Hill Global Education Holdings LLC (B+/B1)
	6,258,605	4.750	03/22/19	6,261,233

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Term Loans(a) – (continued)
	Media – Non Cable – (continued)
	Media General, Inc. (BB+/Ba3)
	$12,083,020	4.000%	07/31/20	$11,969,802
	NEP Supershooters LP (B-/Caa1)
	20,832,739	10.000	07/22/20	20,693,785
	NEP/NCP Holdco, Inc. (B/B1)
	26,289,160	4.250	01/22/20	25,697,654
	Renaissance Learning, Inc. (B-/B1)
	7,493,043	4.500	04/09/21	7,249,519
	Renaissance Learning, Inc. (CCC/Caa2)
	9,612,400	8.000	04/11/22	9,307,975

				136,075,789

	Metals & Mining – 0.2%
	Hi Crush Partners LP (BB-/B2)
	6,859,350	4.750	04/28/21	6,344,898
	Novelis, Inc. (BB/Ba2)
	274,313	4.000	06/02/22	269,512

				6,614,410

	Packaging – 3.3%
	Ardagh Holdings USA, Inc. (B+/Ba3)
	3,765,242	4.000	12/17/19	3,745,248
	Berry Plastics Holding Corp. (BB-/Ba3)
	27,921,305	3.500	02/08/20	27,637,624
	Berry Plastics Holding Group, Inc. (BB-/Ba3)
	12,387,681	3.750	01/06/21	12,290,314
	BWAY Holding Co., Inc. (B-/B2)
	30,807,756	5.500	08/14/20	30,682,676
	Klockner-Pentaplast of America, Inc. (B/B1)
EUR	2,244,375	5.000	04/28/20	2,514,911
	$5,223,884	5.000	04/28/20	5,235,324
	KP Germany Erste GmbH (B/B1)
	2,232,429	5.000	04/28/20	2,237,318
	Onex Wizard U.S. Acquisition, Inc. (B+/B1)
	15,934,962	4.250	03/13/22	15,891,779
	Reynolds Group Holdings, Inc. (B+/B1)
	26,959,650	4.500	12/01/18	26,953,449

				127,188,643

	Property/Casualty Insurance – 0.2%
	York Risk Services Holding Corp. (B/B1)
	9,733,581	4.750	10/01/21	9,323,992

	Real Estate – 1.0%
	Communications Sales & Leasing, Inc. (BB/B1)
	9,975,000	5.000	10/24/22	9,339,094
	Realogy Corp. (BB/Ba2)
	20,772,124	3.750	03/05/20	20,707,315
	Starwood Property Trust, Inc. (BB/Ba3)
	9,406,588	3.500	04/17/20	9,247,898

				39,294,307

	Restaurants – 1.5%
	1011778 B.C. Unlimited Liability Co. (B+/Ba3)
	53,183,810	3.750	12/12/21	52,904,595
	Seminole Hard Rock Entertainment, Inc. (BB+/Ba1)
	4,887,500	3.500	05/14/20	4,789,750

				57,694,345

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Term Loans(a) – (continued)
	Retailers – 6.9%
	Academy Ltd. (B/B2)
	$9,335,066	5.000%	07/01/22	$9,277,935
	American Apparel (USA) LLC (CCC-/Caa3)
	1,833,600	7.194	01/15/18	1,833,600
	2,292,000	5.199	04/04/18	2,292,000
	Bass Pro Group LLC (BB-/B1)
	9,172,750	4.000	06/05/20	9,115,421
	BJ’s Wholesale Club, Inc. (B-/B3)
	14,929,090	4.500	09/26/19	14,764,870
	BJ’s Wholesale Club, Inc. (CCC/Caa2)
	19,900,000	8.500	03/26/20	19,659,608
	Burlington Coat Factory Warehouse Corp. (BB-/Ba3)
	11,215,645	4.250	08/13/21	11,215,533
	Container Store, Inc. (B/B2)
	6,486,457	4.250	04/06/19	6,413,484
	Dollar Tree, Inc. (BB+/Ba1)
	18,858,544	3.500	07/06/22	18,855,904
	16,700,000	4.250	07/06/22	16,699,833
	Hudson’s Bay Co. (BB/B1)
	6,000,000	4.750	08/10/22	6,016,800
	J Crew Group, Inc. (B-/B2)
	24,641,887	4.000	03/05/21	19,022,551
	Michaels Stores, Inc. (BB-/Ba2)
	21,164,865	3.750	01/28/20	21,115,762
	Neiman Marcus Group Ltd., Inc. (B/B2)
	32,213,311	4.250	10/25/20	31,485,612
	Payless, Inc. (B/B1)
	6,154,376	5.000	03/11/21	4,769,642
	Payless, Inc. (CCC+/B3)
	3,750,000	8.500	03/11/22	2,925,000
	Petco Animal Supplies, Inc. (B+/Ba3)
	11,108,700	4.000	11/24/17	11,088,815
	PetSmart, Inc. (BB-/Ba3)
	21,896,313	4.250	03/11/22	21,839,382
	Staples, Inc. (BBB/Baa2)
	11,400,000	3.500	04/07/21	11,333,082
	The Men’s Wearhouse, Inc. (BB-/Ba2)
	2,355,682	4.500	06/18/21	2,357,166
	6,525,000	5.000	06/18/21	6,508,688
	True Religion Apparel, Inc. (B-/Caa1)
	16,646,250	5.875	07/30/19	9,959,951
	True Religion Apparel, Inc. (CCC/Caa3)
	7,650,000	11.000	01/29/20	3,251,250

				261,801,889

	Services Cyclical – Business Services – 4.6%
	Acosta Holdco, Inc. (B/B1)
	4,457,813	4.250	09/26/21	4,379,801
	ADS Waste Holdings, Inc. (B+/B2)
	42,488,398	3.750	10/09/19	41,811,133
	Crossmark Holdings, Inc. (CCC/Caa2)
	6,864,000	8.750	12/21/20	5,216,640
	First Data Corp. (BB-/B1)
	7,925,000	3.696	03/24/17	7,882,918
	38,460,076	3.696	03/24/18	38,111,628
	10,000,000	3.696	09/24/18	9,895,000
	12,477,728	4.196	03/24/21	12,446,534

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(a) – (continued)
Services Cyclical – Business Services – (continued)
Koosharem LLC (B-/B3)
$6,884,825	7.500%	05/15/20	$6,760,072
TCH 2 Holdings LLC (B-/B1)
5,531,772	5.500	05/06/21	5,476,454
Travelport Finance S.A.R.L. (B/B2)
10,545,313	5.750	09/02/21	10,486,048
Vantiv, LLC (BB+/Ba3)
28,031,558	3.750	06/13/21	28,037,164
Waste Industries USA, Inc. (BB-/B1)
5,472,500	4.250	02/27/20	5,486,127

			175,989,519

Services Cyclical – Consumer Services – 1.7%
Bright Horizons Family Solution, Inc. (BB/B1)
36,819,551	3.750	01/30/20	36,806,296
Spin Holdco, Inc. (B/B2)
21,248,283	4.250	11/14/19	20,810,143
Weight Watchers International, Inc. (B-/B3)
971,898	3.210	04/02/16	873,494
10,192,202	4.000	04/02/20	5,542,010

			64,031,943

Services Cyclical – Rental Equipment – 0.3%
Maxim Crane Works LP (B/Caa2)
12,000,000	10.250	11/26/18	11,880,000

Technology – 0.7%
CDW LLC (BB+/Ba2)
22,084,151	3.250	04/29/20	21,867,285
Riverbed Technology, Inc. (B/B1)
5,522,250	6.000	04/24/22	5,522,250

			27,389,535

Technology – Software/Services – 3.8%
Aspect Software, Inc. (B-/B1)
4,876,279	7.500	05/07/16	4,754,372
Avago Technologies Cayman Ltd. (BBB-/Ba1)
33,295,368	3.750	05/06/21	33,246,756
BMC Software Finance, Inc. (B/B1)
20,403,377	5.000	09/10/20	18,495,661
Dealertrack Technologies, Inc. (BB-/WR)
7,618,332	5.000	02/28/21	7,575,517
Electrical Components International, Inc. (B+/B1)
7,266,680	5.750	05/28/21	7,253,092
Emdeon, Inc. (B+/Ba3)
17,980,560	3.750	11/02/18	17,860,630
Freescale Semiconductor, Inc. (B/B1)
15,269,317	4.250	02/28/20	15,250,231
7,245,722	5.000	01/15/21	7,244,418
Lawson Software, Inc. (B+/B1)
4,316,308	3.750	06/03/20	4,171,539
MA FinanceCo., LLC (BB-/B1)
6,703,125	4.500	11/20/19	6,683,016
SS&C Technologies, Inc. (BB/Ba3)
20,017,377	4.000	07/08/22	20,029,987
TTM Technologies, Inc. (B+/B2)
4,050,000	6.000	05/31/21	3,766,500

			146,331,719

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(a) – (continued)
Transportation – 0.1%
Pilot Travel Centers LLC (BB+/Ba2)
$3,267,000	4.250%	10/01/21	$3,275,821

Utilities – Electric – 1.4%
Calpine Corp. (BB/Ba3)
20,922,992	4.000	10/09/19	20,861,897
6,553,192	4.000	10/30/20	6,534,778
17,955,000	3.500	05/27/22	17,645,815
NRG Energy, Inc. (BB+/Baa3)
8,453,524	2.750	07/02/18	8,256,980

			53,299,470

Wireless Telecommunications – 4.5%
Asurion LLC (B/Ba3)
4,929,054	5.000	05/24/19	4,693,692
Asurion LLC (CCC+/Caa1)
41,536,979	8.500	03/03/21	37,217,133
Asurion LLC (B/Ba3)
3,042,375	5.000	08/04/22	2,869,812
Crown Castle Operating Co. (BBB/Ba1)
18,506,346	3.000	01/31/21	18,428,620
GCI Holdings, Inc. (BB+/Ba2)
5,174,000	4.000	02/02/22	5,167,533
Intelsat Jackson Holdings Ltd. (BB-/Ba3)
61,184,955	3.750	06/30/19	59,456,480
Level 3 Financing, Inc. (BB/Ba1)
12,095,000	4.000	08/01/19	12,082,905
13,000,000	4.000	01/15/20	12,951,250
10,227,000	3.500	05/31/22	10,133,218
LTS Buyer LLC (B/B1)
3,231,735	4.000	04/13/20	3,167,100
Zayo Group LLC (BB-/Ba2)
3,982,992	3.750	05/06/21	3,954,474

			170,122,217

TOTAL SENIOR TERM LOANS
(Cost $3,294,719,804)			$3,168,820,275

Corporate Obligations – 9.9%
Airlines – 1.7%
Air Canada (BB/Ba3)(b)(c)
$18,525,000	6.750%	10/01/19	$19,543,875
Air Canada (BB-/NR)(c)
10,000,000	5.000	03/15/20	9,837,600
Air Canada (BBB-/Ba1)(c)
15,394,857	5.375	11/15/22	15,818,216
Air Canada 2013-1 Class C Pass Through Trust (BB-/Ba3)(c)
9,221,000	6.625	05/15/18	9,565,865
Continental Airlines 2012-3 Class C Pass Thru Certificates (NR/Ba2)
4,500,000	6.125	04/29/18	4,680,000
United Airlines 2014-1 Class B Pass Through Trust (BBB/NR)
3,850,000	4.750	10/11/23	3,850,000

			63,295,556

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Automotive(b)(c) – 0.2%
	Schaeffler Finance BV (BB-/Ba2)
	$7,475,000	4.750%	05/15/23	$7,232,063

	Chemicals – 0.2%
	Momentive Performance Materials, Inc. (B/B3)(b)
	10,000,000	3.880	10/24/21	7,700,000
	MPM Escrow LLC (NR/NR)(d)
	10,000,000	8.875	10/15/20	—
	WR Grace & Co. (BB-/Ba3)(c)
	750,000	5.125	10/01/21	738,750

				8,438,750

	Consumer Products – Industrial(b)(c) – 0.1%
	HD Supply, Inc. (BB-/B1)
	3,275,000	5.250	12/15/21	3,295,469

	Energy(b)(c)(e) – 0.1%
	FTS International, Inc. (B+/B1)
	5,950,000	7.837	06/15/20	4,432,750

	Energy – Exploration & Production(b)(c) – 0.2%
	Antero Resources Corp. (BB/Ba3)
	10,150,000	5.625	06/01/23	8,881,250

	Finance(c) – 0.2%
	CIT Group, Inc. (BB-/B1)
	1,425,000	5.500	02/15/19	1,478,438
	HRG Group, Inc. (B+/Ba3)(b)
	4,900,000	7.875	07/15/19	5,059,250
	International Lease Finance Corp. (BBB-/Ba1)
	1,000,000	7.125	09/01/18	1,098,700

				7,636,388

	Food and Beverage(b) – 0.4%
	Shearer’s Foods LLC/Chip Finance Corp. (B/B1)(c)
	900,000	9.000	11/01/19	954,000
	US Foods, Inc. (CCC+/Caa2)
	12,000,000	8.500	06/30/19	12,405,000

				13,359,000

	Gaming(b)(d) – 0.3%
	Caesars Entertainment Operating Co., Inc. (D/WR)
	14,850,000	9.000	02/15/20	12,139,875

	Health Care – 1.6%
	CHS/Community Health Systems, Inc. (BB/Ba2)(b)
	9,000,000	5.125	08/15/18	9,180,000
	5,000,000	5.125	08/01/21	5,125,000
	CHS/Community Health Systems, Inc. (B-/B3)(b)
	8,800,000	6.875	02/01/22	9,009,000
	Crimson Merger Sub, Inc. (CCC+/Caa1)(b)(c)
	5,200,000	6.625	05/15/22	4,485,000
	HCA, Inc. (BBB-/Ba1)
	10,000,000	3.750	03/15/19	9,975,000
	8,150,000	6.500	02/15/20	8,883,500
	8,050,000	5.000	03/15/24	8,070,125
	3,275,000	5.250	04/15/25	3,344,594
	Tenet Healthcare Corp. (BB-/Ba2)(b)(c)(e)
	2,450,000	3.837	06/15/20	2,431,625

				60,503,844

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Lodging – 0.1%
	RHP Hotel Properties LP/RHP Finance Corp. (BB/B1)
	$2,000,000	5.000%	04/15/23	$1,980,000

	Media – Broadcasting & Radio(b) – 0.8%
	iHeartCommunications, Inc. (CCC+/Caa1)
	3,153,000	9.000	12/15/19	2,711,580
	SBA Communications Corp. (B/B3)
	7,200,000	4.875	07/15/22	7,056,000
	Univision Communications, Inc. (CCC+/Caa1)(c)
	5,650,000	8.500	05/15/21	5,876,000
	Univision Communications, Inc. (B+/B2)(c)
	6,421,000	6.750	09/15/22	6,629,682
	10,200,000	5.125	02/15/25	9,588,000

				31,861,262

	Media – Cable(b)(c) – 0.7%
	Altice US Finance I Corp. (BB-/Ba3)
	1,575,000	5.375	07/15/23	1,519,875
	Numericable – SFR SAS (B+/B1)
	13,000,000	4.875	05/15/19	12,480,000
	4,600,000	6.250	05/15/24	4,393,000
	Virgin Media Secured Finance PLC (BB-/Ba3)
	8,325,000	5.375	04/15/21	8,377,031

				26,769,906

	Media – Non Cable(b)(c) – 0.1%
	Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)
	2,375,000	5.000	04/15/22	2,309,688

	Packaging(b) – 0.4%
	Ardagh Packaging Finance PLC (CCC+/Caa1)(c)
	2,450,000	6.250	01/31/19	2,437,750
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B+/Ba3)(c)
EUR	2,600,000	4.250	01/15/22	2,854,397
	Reynolds Group Issuer, Inc. (B+/B1)
	$865,000	7.875	08/15/19	896,356
	4,275,000	5.750	10/15/20	4,317,750
	Reynolds Group Issuer, Inc. (CCC+/Caa2)
	3,075,000	9.875	08/15/19	3,182,625

				13,688,878

	Pharmaceuticals(b)(c) – 0.0%
	Concordia Healthcare Corp. (CCC+/Caa2)
	1,400,000	7.000	04/15/23	1,197,000

	Restaurants(b)(c) – 0.1%
	New Red Finance, Inc. (B+/Ba3)
	3,025,000	4.625	01/15/22	2,956,937
	New Red Finance, Inc. (B-/B3)
	2,050,000	6.000	04/01/22	2,078,188

				5,035,125

	Retailers(b) – 0.2%
	American Apparel, Inc. (CC/Caa3)(d)
	9,986,469	15.000	04/15/20	5,492,558
	Dollar Tree, Inc. (B+/Ba3)(c)
	1,300,000	5.750	03/01/23	1,347,125

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Retailers(b) – (continued)
	Family Tree Escrow LLC (B+/Ba3)(c)
	$325,000	5.250%		03/01/20	$334,750

					7,174,433

	Services Cyclical – Business Services(b)(c) – 0.3%
	Altegrity, Inc. (D/WR)
	1,736,000	9.500		07/01/19	1,640,520
	First Data Corp. (BB-/B1)
	9,075,000	6.750		11/01/20	9,483,375

					11,123,895

	Services Cyclical – Rental Equipment(b)(c) – 0.2%
	Ahern Rentals, Inc. (B/B3)
	7,150,000	7.375		05/15/23	6,229,438

	Technology(b)(c) – 0.0%
	Brightstar Corp. (BB+/Ba1)
	1,025,000	7.250		08/01/18	1,071,125

	Technology – Software/Services(b) – 0.1%
	Emdeon, Inc. (CCC+/Caa1)
	2,500,000	11.000		12/31/19	2,662,500

	Telecommunications – Cellular – 1.1%
	Altice Financing SA (BB-/B1)(b)(c)
	2,175,000	6.500		01/15/22	2,109,750
	Sprint Communications, Inc. (BB/B1)(c)
	18,000,000	9.000		11/15/18	18,900,000
	Sprint Communications, Inc. (B+/Caa1)
	8,000,000	8.375		08/15/17	7,940,000
	1,575,000	7.000		08/15/20	1,319,062
	Sprint Corp. (B+/Caa1)
	9,850,000	7.875		09/15/23	7,880,000
	Wind Acquisition Finance SA (BB/Ba3)(b)(c)
	3,900,000	4.750		07/15/20	3,831,750

					41,980,562

	Telecommunications – Internet & Data(b)(e) – 0.1%
	Level 3 Financing, Inc. (B/B1)
	4,650,000	3.914		01/15/18	4,650,000

	Telecommunications – Satellites(b) – 0.3%
	Intelsat Jackson Holdings SA (B+/B3)
	7,450,000	7.250		04/01/19	6,984,375
	Intelsat Jackson Holdings SA (CCC+/Caa1)(f)
	6,700,000	6.625	(g)	12/15/22	5,226,000

					12,210,375

	Telecommunications – Wirelines – 0.2%
	Frontier Communications Corp. (BB-/Ba3)
	5,000,000	8.250		04/15/17	5,275,000
	4,050,000	8.875	(b)(c)	09/15/20	3,979,125

					9,254,125

	Transportation(b) – 0.2%
	Aguila 3 SA (B/B3)
CHF	750,000	7.875		01/31/18	774,272
	$7,325,000	7.875	(c)	01/31/18	7,379,937

					8,154,209

	TOTAL CORPORATE OBLIGATIONS
	(Cost $395,622,798)				$376,567,466

Principal Amount		Interest Rate		Maturity Date	Value
	Asset-Backed Securities(c)(e) – 0.2%
	Collateralized Loan Obligation – 0.2%
	Zais CLO 1 Ltd. Series 2014-1A, Class B (A/NR)
	$8,600,000	2.905%		04/15/26	$8,004,932
	(Cost $8,170,000)

Shares	Description	Value
Investment Companies(g) – 5.3%
Goldman Sachs Financial Square Government Fund – FST Shares
202,642,553	0.006%	$202,642,553
Goldman Sachs High Yield Fund
3,718	0.006	23,350

TOTAL INVESTMENT COMPANIES
(Cost $202,666,754)		$202,665,903

TOTAL INVESTMENTS – 98.5%
(Cost $3,901,179,356)		$3,756,058,576

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreement – (0.1)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(4,500,000)	0.100%	08/05/16	$(4,500,000)
(Cost $(4,500,000))

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			62,481,500

NET ASSETS – 100.0%			$3,814,040,076

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on September 30, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $221,862,226, which represents approximately 5.8% of net assets as of September 30, 2015.
(d)	Security is currently in default and/or non-income producing.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2015, the value of securities pledged amounted to $3,900,000.
(g)	Represents Affiliated Funds.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At September 30, 2015, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
American Apparel (USA) LLC (CCC/Ca3), due 04/04/18	$1,510,067	$1,510,067	$ —

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA	USD	13,234,865	EUR	11,745,261	$13,125,072	10/05/15	$109,793
Credit Suisse International (London)	USD	2,267,987	CHF	2,182,525	2,239,750	10/05/15	28,237
TOTAL							$138,030

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
BNP Paribas SA	CHF	1,437,537	USD	1,477,721	$1,475,230	10/05/15	$(2,492)

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$35,100	12/16/20	3 month LIBOR	2.000%	$(483,931)	$(407,978)
34,100	12/16/22	3 month LIBOR	2.250	(500,327)	(585,437)
TOTAL				$(984,258)	$(993,415)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 83.8%
Automotive – 2.5%
Ford Motor Credit Co. LLC
$2,175,000	3.984%		06/15/16	$2,213,641
4,325,000	5.875		08/02/21	4,880,794
General Motors Co.
3,700,000	3.500		10/02/18	3,755,838

				10,850,273

Banks – 16.6%
American Express Co.(a)(b)
3,055,000	6.800		09/01/66	3,085,550
Bank of America Corp.
3,750,000	5.000		05/13/21	4,123,540
8,300,000	4.000		04/01/24	8,565,797
Barclays Bank PLC
3,575,000	2.500		02/20/19	3,636,047
Citigroup, Inc.
1,350,000	4.450		09/29/27	1,346,263
Compass Bank(a)
1,025,000	2.750		09/29/19	1,020,165
Credit Suisse AG(c)
2,500,000	6.500		08/08/23	2,690,625
Discover Financial Services(a)
2,400,000	3.750		03/04/25	2,314,770
HSBC Holdings PLC(a)(b)
600,000	6.375		03/30/49	572,250
1,275,000	6.375		09/17/49	1,219,219
ING Bank NV(a)(b)
3,675,000	4.125		11/21/23	3,761,535
Intesa Sanpaolo SPA
1,600,000	3.125		01/15/16	1,608,651
4,075,000	3.875		01/16/18	4,201,600
3,400,000	5.017	(c)	06/26/24	3,354,273
JPMorgan Chase & Co.
3,700,000	3.875		09/10/24	3,649,011
2,175,000	5.300	(a)(b)	05/01/49	2,136,937
KBC Bank NV(a)(b)
2,000,000	8.000		01/25/23	2,185,300
LBG Capital No.1 PLC(a)(b)(c)
1,250,000	8.000		06/15/49	1,412,500
Morgan Stanley, Inc.
5,125,000	4.000		07/23/25	5,237,577
Nationwide Building Society(c)
1,600,000	3.900		07/21/25	1,636,110
PNC Preferred Funding Trust II(a)(b)(c)
3,800,000	1.560		03/29/49	3,510,250
Royal Bank of Scotland Group PLC
1,875,000	5.125		05/28/24	1,891,217
Royal Bank of Scotland PLC(a)(b)
1,150,000	9.500		03/16/22	1,253,500
Santander Holdings USA, Inc.(a)
975,000	3.450		08/27/18	998,187
Santander UK Group Holdings PLC(c)
1,100,000	4.750		09/15/25	1,087,133
The Bank of Nova Scotia(c)
300,000	1.650		10/29/15	300,238
UBS Group Funding Jersey Ltd.(c)
1,850,000	4.125		09/24/25	1,841,109

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co.(a)(b)
$3,625,000	5.900%		06/15/49	$3,625,000

				72,264,354

Brokerage – 1.5%
KKR Group Finance Co. LLC(c)
1,850,000	6.375		09/29/20	2,170,594
Morgan Stanley, Inc.
4,425,000	3.700		10/23/24	4,472,524

				6,643,118

Chemicals – 1.8%
Albemarle Corp.(a)
900,000	3.000		12/01/19	899,074
Ecolab, Inc.
1,667,000	5.500		12/08/41	1,857,990
Incitec Pivot Ltd.(c)
3,700,000	4.000		12/07/15	3,716,938
Monsanto Co.(a)
1,675,000	4.700		07/15/64	1,392,489

				7,866,491

Consumer Cyclical Services(a) – 0.7%
The Priceline Group, Inc.
3,275,000	3.650		03/15/25	3,259,935

Distributor(c) – 0.3%
Southern Star Central Gas Pipeline, Inc.
1,100,000	6.000		06/01/16	1,129,170

Electric – 4.2%
Exelon Corp.(a)
1,550,000	2.850		06/15/20	1,558,285
Florida Power & Light Co.(a)
2,600,000	5.250		02/01/41	3,039,920
Kentucky Utilities Co.(a)
1,700,000	5.125		11/01/40	1,916,750
PPL WEM Holdings PLC(a)(c)
1,750,000	5.375		05/01/21	1,947,337
Progress Energy, Inc.
1,000,000	7.000		10/30/31	1,259,844
Public Service Electric & Gas Co.(a)
2,525,000	3.950		05/01/42	2,459,260
Puget Sound Energy, Inc.(a)(b)
2,000,000	6.974		06/01/67	1,707,500
Ruwais Power Co. PJSC(c)
670,000	6.000		08/31/36	747,050
Southern California Edison Co.(a)
1,550,000	4.050		03/15/42	1,525,045
Virginia Electric and Power Co.(a)
2,030,000	4.000		01/15/43	1,979,872

				18,140,863

Energy – 6.4%
Anadarko Petroleum Corp.
3,125,000	8.700		03/15/19	3,685,679
1,840,000	3.450	(a)(d)	07/15/24	1,770,834

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Apache Corp.(a)
$675,000	5.100%		09/01/40	$635,810
1,395,000	4.250		01/15/44	1,184,759
Canadian Natural Resources Ltd.(a)
1,740,000	3.450		11/15/21	1,672,332
750,000	3.900		02/01/25	689,642
Cimarex Energy Co.(a)
1,125,000	4.375		06/01/24	1,094,063
ConocoPhillips Co.(a)
2,410,000	3.350		11/15/24	2,356,083
1,375,000	4.150		11/15/34	1,299,856
Continental Resources, Inc.(a)
435,000	4.500		04/15/23	374,412
575,000	3.800		06/01/24	468,979
Corp Financiera de Desarrollo SA(c)
360,000	4.750		02/08/22	364,500
Devon Energy Corp.(a)
2,345,000	3.250		05/15/22	2,242,168
700,000	4.750		05/15/42	617,973
Dolphin Energy Ltd.(c)
141,831	5.888		06/15/19	151,936
Ensco PLC(a)
450,000	5.200		03/15/25	342,869
Marathon Oil Corp.(a)
2,400,000	2.700		06/01/20	2,265,784
Noble Energy, Inc.(a)
1,325,000	4.150		12/15/21	1,326,663
Suncor Energy, Inc.(a)
2,875,000	3.600		12/01/24	2,824,165
Valero Energy Corp.
2,300,000	3.650		03/15/25	2,209,025
Weatherford International Ltd.
135,000	9.625		03/01/19	143,100

				27,720,632

Food & Beverage – 4.0%
Beam Suntory, Inc.(a)
3,400,000	3.250		05/15/22	3,338,203
Kraft Heinz Foods Co.(a)(c)
3,300,000	3.500		07/15/22	3,367,308
Pernod-Ricard SA(c)
2,300,000	4.450		01/15/22	2,415,970
SABMiller Holdings, Inc.(c)
925,000	4.950		01/15/42	941,518
Sysco, Corp.(a)
1,650,000	3.750		10/01/25	1,662,367
The J.M. Smucker Co.(c)
2,750,000	3.000		03/15/22	2,741,023
WM Wrigley Jr Co.(a)(c)
2,650,000	3.375		10/21/20	2,760,081

				17,226,470

Health Care – 1.9%
AmerisourceBergen Corp.(a)
2,975,000	3.250		03/01/25	2,890,070
Medtronic, Inc.
2,450,000	3.150		03/15/22	2,484,943

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care – (continued)
UnitedHealth Group, Inc.
$1,125,000	4.625%		07/15/35	$1,191,619
1,475,000	4.750		07/15/45	1,557,189

				8,123,821

Home Construction – 0.6%
MDC Holdings, Inc.
2,275,000	5.625		02/01/20	2,386,323
475,000	6.000	(a)	01/15/43	384,178

				2,770,501

Life Insurance – 2.4%
AIA Group Ltd.(a)(c)
3,025,000	3.200		03/11/25	2,903,271
Genworth Financial, Inc.
1,000,000	8.625		12/15/16	1,048,830
Prudential Financial, Inc.(a)(b)
1,550,000	5.375		05/15/45	1,542,250
Reliance Standard Life Global Funding II(c)
2,350,000	2.500		01/15/20	2,353,586
Teachers Insurance & Annuity Association of America(c)
2,440,000	4.900		09/15/44	2,510,021

				10,357,958

Lodging – 0.4%
Marriott International, Inc.
1,600,000	2.875		03/01/21	1,610,240

Media – Cable – 2.6%
CCO Safari II LLC(a)(c)
700,000	4.464		07/23/22	699,111
2,325,000	4.908		07/23/25	2,311,956
Comcast Corp.
1,375,000	4.250		01/15/33	1,364,649
2,075,000	6.450		03/15/37	2,587,794
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.(a)
2,025,000	3.950		01/15/25	1,983,232
300,000	6.000		08/15/40	315,450
Time Warner Cable, Inc.
890,000	6.750		07/01/18	988,096
275,000	5.000		02/01/20	294,572
500,000	5.875	(a)	11/15/40	468,500
300,000	5.500	(a)	09/01/41	270,210

				11,283,570

Media – Non Cable – 0.9%
21st Century Fox America, Inc.
2,200,000	6.150		02/15/41	2,515,920
675,000	5.400		10/01/43	712,193
Time Warner, Inc.(a)
550,000	4.850		07/15/45	537,059

				3,765,172

Metals & Mining – 1.2%
Freeport-McMoRan, Inc.
425,000	4.000		11/14/21	327,250
2,300,000	3.550	(a)	03/01/22	1,719,250

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Metals & Mining – (continued)
Glencore Funding LLC(c)
$1,550,000	1.700%		05/27/16	$1,472,500
1,975,000	2.500		01/15/19	1,683,687

				5,202,687

Noncaptive – Financial – 3.4%
Air Lease Corp.
800,000	4.500		01/15/16	804,000
1,100,000	5.625		04/01/17	1,149,525
GE Capital Trust I(a)(b)
3,280,000	6.375		11/15/67	3,550,600
General Electric Capital Corp.
725,000	6.150		08/07/37	940,377
1,025,000	5.875		01/14/38	1,292,248
975,000	6.375	(a)(b)	11/15/67	1,055,437
International Lease Finance Corp.
3,225,000	5.750		05/15/16	3,281,437
2,500,000	7.125	(c)	09/01/18	2,746,750

				14,820,374

Pharmaceuticals – 3.5%
AbbVie, Inc.(a)
3,475,000	2.500		05/14/20	3,456,043
975,000	3.200		11/06/22	970,327
Actavis Funding SCS(a)
1,150,000	3.450		03/15/22	1,134,523
1,400,000	4.850		06/15/44	1,278,354
Actavis, Inc.(a)
1,200,000	4.625		10/01/42	1,103,461
EMD Finance LLC(a)(c)
3,475,000	2.950		03/19/22	3,433,648
Forest Laboratories, Inc.(c)
2,075,000	4.375		02/01/19	2,196,215
1,550,000	5.000	(a)	12/15/21	1,681,412

				15,253,983

Pipelines – 4.8%
Columbia Pipeline Group, Inc.(a)(c)
1,175,000	3.300		06/01/20	1,173,657
Enbridge, Inc.(a)
1,000,000	3.500		06/10/24	888,300
Energy Transfer Partners LP(a)
1,065,000	5.200		02/01/22	1,066,056
Enterprise Products Operating LLC(a)(b)
3,725,000	8.375		08/01/66	3,664,469
1,765,000	7.000		06/01/67	1,606,150
Kinder Morgan, Inc.(a)
1,200,000	5.050		02/15/46	917,710
Tennessee Gas Pipeline Co.
1,825,000	8.375		06/15/32	1,904,028
The Williams Cos., Inc.(a)
1,825,000	4.550		06/24/24	1,441,801
TransCanada PipeLines Ltd.(a)(b)
3,875,000	6.350		05/15/67	3,255,000
Western Gas Partners LP(a)
2,450,000	5.450		04/01/44	2,202,106

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
Williams Partners LP(a)
$3,000,000	3.600%		03/15/22	$2,754,125

				20,873,402

Property/Casualty Insurance – 1.5%
American International Group, Inc.(a)
2,100,000	3.750		07/10/25	2,131,960
975,000	4.500		07/16/44	951,593
Arch Capital Group Ltd.
1,245,000	7.350		05/01/34	1,590,727
The Chubb Corp.(a)(b)
1,943,000	6.375		03/29/67	1,923,570

				6,597,850

Real Estate Investment Trusts – 6.8%
American Campus Communities Operating Partnership LP(a)
3,200,000	4.125		07/01/24	3,215,040
ARC Properties Operating Partnership LP
5,075,000	2.000		02/06/17	4,977,996
Camden Property Trust
2,575,000	5.700		05/15/17	2,741,525
CubeSmart LP(a)
1,625,000	4.800		07/15/22	1,761,338
Developers Diversified Realty Corp.
590,000	9.625		03/15/16	610,842
3,750,000	7.500		04/01/17	4,056,389
HCP, Inc.(a)
2,475,000	2.625		02/01/20	2,459,808
Kilroy Realty LP
1,125,000	6.625		06/01/20	1,302,300
Select Income REIT(a)
650,000	2.850		02/01/18	653,250
1,125,000	3.600		02/01/20	1,146,038
1,625,000	4.150		02/01/22	1,602,413
Trust F/1401(c)
230,000	5.250		12/15/24	238,050
UDR, Inc.
1,900,000	4.250		06/01/18	2,006,830
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(c)
2,150,000	2.700		09/17/19	2,139,830
Welltower, Inc.(a)
775,000	4.125		04/01/19	818,425

				29,730,074

Retailers(a) – 2.3%
Amazon.com, Inc.
2,325,000	3.300		12/05/21	2,399,850
CVS Health Corp.
4,150,000	2.800		07/20/20	4,215,098
1,925,000	3.875		07/20/25	1,981,581
1,075,000	5.750		05/15/41	1,226,195

				9,822,724

Technology – Hardware – 1.9%
Hewlett-Packard Co.
4,400,000	2.600		09/15/17	4,531,941
Intel Corp.(a)
2,225,000	4.900		07/29/45	2,309,132

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Technology – Hardware – (continued)
Oracle Corp.(a)
$800,000	4.300%		07/08/34	$796,713
QUALCOMM, Inc.
600,000	3.000		05/20/22	588,540

				8,226,326

Technology – Software/Services – 1.8%
Apple, Inc.
4,300,000	3.850		05/04/43	3,903,813
Automatic Data Processing, Inc.
650,000	3.375		09/15/25	661,609
Fiserv, Inc.(a)
3,100,000	2.700		06/01/20	3,123,195

				7,688,617

Tobacco – 3.4%
Altria Group, Inc.
1,650,000	2.850		08/09/22	1,610,679
BAT International Finance PLC(c)
3,300,000	2.750		06/15/20	3,363,439
2,950,000	3.950		06/15/25	3,068,272
Reynolds American, Inc.
1,600,000	3.250		06/12/20	1,643,822
3,725,000	4.450	(a)	06/12/25	3,903,551
950,000	5.850	(a)	08/15/45	1,057,537

				14,647,300

Trucking & Leasing(c) – 1.3%
ERAC USA Finance LLC
1,525,000	5.625		03/15/42	1,635,366
Penske Truck Leasing Co. LP/PTL Finance Corp.
3,400,000	3.375	(a)	02/01/22	3,322,966
650,000	4.875		07/11/22	690,722

				5,649,054

Wirelines Telecommunications – 5.1%
AT&T, Inc.(a)
3,775,000	2.450		06/30/20	3,717,159
Telefonica Emisiones SAU
625,000	6.221		07/03/17	670,301
1,750,000	3.192		04/27/18	1,792,240
Verizon Communications, Inc.
5,425,000	4.500		09/15/20	5,868,273
2,000,000	5.150		09/15/23	2,206,934
3,420,000	4.150	(a)	03/15/24	3,523,229
675,000	3.500	(a)	11/01/24	664,136
1,423,000	4.862		08/21/46	1,330,379
2,685,000	4.522		09/15/48	2,352,901

				22,125,552

TOTAL CORPORATE OBLIGATIONS
(Cost $368,064,560)				$363,650,511

Principal Amount	Interest Rate		Maturity Date	Value
Mortgage-Backed Obligations(b) – 2.2%
Commercial Mortgage-Backed Securities – 2.2%
Sequential Floating Rate – 2.2%
GS Mortgage Securities Trust Series 2007-GG10, Class A4
$8,969,346	5.988%		08/10/45	$9,470,085
(Cost $9,988,208)

Agency Debenture(d) – 0.1%
FHLB
$600,000	3.000%		09/10/21	$642,069
(Cost $610,919)

Foreign Debt Obligations – 4.3%
Sovereign – 4.3%
Federal Republic of Brazil
$395,000	7.125%		01/20/37	$370,313
Republic of Chile
935,000	3.625		10/30/42	801,762
Republic of Colombia
3,851,000	4.000		02/26/24	3,731,619
522,000	6.125		01/18/41	516,780
Republic of Indonesia
387,000	5.875		01/15/24	409,253
1,180,000	4.125		01/15/25	1,112,150
Republic of Panama(e)
820,000	9.375		04/01/29	1,179,775
Republic of Peru
570,000	6.550		03/14/37	661,200
Republic of Turkey
2,040,000	6.250		09/26/22	2,180,760
1,550,000	5.750		03/22/24	1,606,575
180,000	7.375		02/05/25	205,920
Republic of Uruguay
311,876	5.100		06/18/50	270,552
United Mexican States
1,810,000	6.050		01/11/40	1,981,950
980,000	4.750		03/08/44	894,250
1,335,000	5.550		01/21/45	1,368,375
1,706,000	4.600		01/23/46	1,518,340

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $19,360,112)				$18,809,574

Municipal Debt Obligations – 3.6%
California – 2.2%
California State GO Bonds Build America Taxable Series 2009
$1,450,000	7.500%		04/01/34	$2,031,580
455,000	7.300		10/01/39	630,407
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625		03/01/40	3,328,922
California State University RB Build America Bonds Series 2010
2,825,000	6.484		11/01/41	3,533,708

				9,524,617

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
Illinois – 1.3%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
$1,775,000	5.720%	12/01/38	$2,138,893
Illinois State GO Bonds Build America Series 2010
3,225,000	6.630	02/01/35	3,334,682

			5,473,575

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
350,000	7.414	01/01/40	486,738

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $12,543,705)			$15,484,930

U.S. Treasury Obligations – 2.5%
United States Treasury Bond
$1,600,000	2.875%	08/15/45	$1,599,008
United States Treasury Notes
2,900,000	1.625	06/30/20	2,936,888
1,500,000	1.750	02/28/22	1,505,355
1,000,000	1.875	05/31/22	1,009,620
700,000	2.000	07/31/22	712,152
3,200,000	1.750	09/30/22	3,198,752

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $10,889,343)			$10,961,775

Shares	Rate	Value
Preferred Stock(b) – 0.4%
Banks – 0.4%
CoBank ACB
17,603	6.200%	$1,760,300
(Cost $1,760,300)

Shares		Rate	Value
Investment Company(f) – 0.9%
3,747,934	Goldman Sachs Financial Square Government Fund – FST Shares
(Cost $3,747,934)		0.006%	$3,747,934

TOTAL INVESTMENTS – 97.8%
(Cost $426,965,081)			$424,527,178

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%			9,665,459

NET ASSETS – 100.0%			$434,192,637

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $77,910,122, which represents approximately 17.9% of net assets as of September 30, 2015.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2015.
(f)	Represents Affiliated Funds.

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
SPA	—Stand-by Purchase Agreement

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	142	December 2015	$22,777,688	$144,629
2 Year U.S. Treasury Notes	119	December 2015	26,064,719	34,666
5 Year U.S. Treasury Notes	263	December 2015	31,695,609	190,794
10 Year U.S. Treasury Notes	(51)	December 2015	(6,565,453)	(51,654)
20 Year U.S. Treasury Bonds	(70)	December 2015	(11,014,063)	(131,635)
TOTAL				$186,800

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$9,800	12/16/20	3 month LIBOR	2.000%	$(135,505)	$(113,518)
17,600	06/24/21	2.923%	3 month LIBOR	(3,860)	231,931
22,050	09/02/22	2.810	3 month LIBOR	45,335	75,497
16,800	12/16/22	3 month LIBOR	2.250	(247,102)	(287,820)
2,900	12/16/25	3 month LIBOR	2.500	(51,868)	(64,947)
4,500	06/24/29	3 month LIBOR	3.218	12,938	(209,129)
5,170	09/02/30	3 month LIBOR	3.005	(16,410)	(64,806)
TOTAL				$(396,472)	$(432,792)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Credit Suisse International (London)	Markit CMBX Series 7	$300	0.500%	01/17/47	106.328%	$(11,449)	$(1,135)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – 69.3%
	Brazil – 10.2%
	Brazil Letras do Tesouro Nacional (BBB-/Baa3)(a)
BRL	98,977,000	0.000%		01/01/16	$24,123,946
	57,600,000	0.000		07/01/17	11,268,408
	Brazil Notas do Tesouro Nacional (BBB-/Baa3)
	5,573,932	6.000		08/15/16	1,396,608
	37,256,000	10.000		01/01/18	8,453,292
	24,246,000	10.000		01/01/19	5,294,318
	88,468,000	10.000		01/01/23	17,318,920
	93,625,000	10.000		01/01/25	17,634,905
	70,049,672	6.000		08/15/40	14,992,088

					100,482,485

	Chile – 0.3%
	Bonos del Banco Central de Chile en Pesos (NR/NR)
CLP	1,622,200,960	3.000		03/01/22	2,581,982

	Colombia – 7.5%
	Republic of Colombia (NR/Baa2)
COP	1,851,000,000	4.375		03/21/23	490,600
	Republic of Colombia (BBB/Baa2)
	7,417,000,000	12.000		10/22/15	2,409,164
	$1,850,000	5.000		06/15/45	1,581,750
	Republic of Colombia (BBB+/Baa2)
COP	3,238,400,000	8.000		10/28/15	1,051,290
	7,894,400,000	7.250		06/15/16	2,582,077
	3,424,300,000	11.250		10/24/18	1,231,694
	155,773,700,000	7.000		05/04/22	48,679,329
	15,715,200,000	10.000		07/24/24	5,694,880
	15,005,000,000	7.500		08/26/26	4,534,148
	100,000	6.000		04/28/28	26
	21,903,400,000	7.750		09/18/30	6,399,985

					74,654,943

	Costa Rica(b) – 0.2%
	Republic of Costa Rica (BB/Ba1)
	$2,430,000	7.158		03/12/45	2,168,775

	Croatia – 2.0%
	Republic of Croatia (BB/Ba1)
	2,950,000	6.625		07/14/20	3,200,750
	2,620,000	6.375		03/24/21	2,816,500
EUR	9,980,000	3.875		05/30/22	11,175,122
	$1,501,000	6.000		01/26/24	1,583,555
EUR	600,000	3.000		03/11/25	606,748

					19,382,675

	Czech Republic(c) – 0.5%
	Czech Republic Government Bond (AA/NR)
CZK	128,980,000	0.380		10/27/16	5,332,366

	Dominican Republic – 2.2%
	Dominican Republic (NR/NR)
DOP	161,600,000	16.950		02/04/22	4,749,801
	167,900,000	11.500		05/10/24	3,937,516
	199,200,000	11.375		07/06/29	4,563,267
	Dominican Republic (BB-/B1)
	$3,453,807	9.040		01/23/18	3,661,035
	4,640,000	6.850	(b)	01/27/45	4,460,200

					21,371,819

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Hungary – 1.2%
	Hungary Government Bond (BB+/Ba1)
	$11,180,000	4.125%		02/19/18	$11,593,660

	Indonesia – 0.1%
	Republic of Indonesia (NR/Baa3)
IDR	9,000,000	6.125		05/15/28	455
	Republic of Indonesia (BB+/Baa3)
	$230,000	5.250		01/17/42	205,275
	580,000	4.625		04/15/43	484,300
	230,000	5.125		01/15/45	201,537

					891,567

	Israel(a) – 0.8%
	Republic of Israel (NR/NR)
ILS	30,000,000	0.000		12/02/15	7,645,777

	Latvia – 0.2%
	Republic of Latvia (A-/A3)
	$1,510,000	5.250		02/22/17	1,592,537

	Malaysia – 1.2%
	Malaysia Government Bond (NR/NR)
MYR	3,210,000	3.889		07/31/20	725,796
	18,540,000	4.048		09/30/21	4,173,424
	Malaysia Government Bond (NR/A3)
	11,000,000	4.160		07/15/21	2,494,910
	21,130,000	4.498		04/15/30	4,754,040

					12,148,170

	Mexico – 8.9%
	Mexican Udibonos (A/A3)
MXN	76,783,272	4.500		12/04/25	5,141,546
	United Mexican States (NR/A3)
	600,429,000	4.750		06/14/18	35,664,379
	United Mexican States (A/A3)
	199,375,800	8.500		12/13/18	13,084,873
	51,788,100	5.000		12/11/19	3,050,921
	160,000,000	6.500		06/10/21	9,918,308
	117,500,100	6.500		06/09/22	7,211,894
	161,170,900	10.000		12/05/24	12,167,879
	12,647,500	7.750		11/23/34	830,468
	United Mexican States (BBB+/A3)
	$1,610,000	4.600		01/23/46	1,432,900

					88,503,168

	Peru – 1.9%
	Republic of Peru (NR/NR)
PEN	2,168,000	5.200		09/12/23	589,772
	Republic of Peru (NR/A3)
	1,969,000	6.850		02/12/42	533,267
	Republic of Peru (A-/A3)
	37,903,000	5.700	(b)	08/12/24	10,524,940
	9,882,000	8.200		08/12/26	3,179,243
	12,699,000	6.950		08/12/31	3,629,907

					18,457,129

	Philippines – 0.4%
	Republic of Philippines (BBB/Baa2)
PHP	88,000,000	4.950		01/15/21	1,916,645

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Philippines – (continued)
	Republic of Philippines (BBB/Baa2) – (continued)
PHP	41,000,000	3.900%	11/26/22	$846,491
	67,000,000	6.250	01/14/36	1,569,641

				4,332,777

	Poland – 4.9%
	Poland Government Bond (A/NR)
PLN	12,260,000	0.000 (a)	07/25/16	3,183,151
	21,440,000	1.500	04/25/20	5,435,164
	Poland Government Bond (A/A2)
	128,420,000	5.750	09/23/22	40,418,938

				49,037,253

	Romania – 1.5%
	Republic of Romania (NR/NR)
RON	51,060,000	5.900	07/26/17	13,872,445
	2,510,000	4.750	06/24/19	689,037

				14,561,482

	Russia – 7.3%
	Russian Federation Bond (BBB-/Ba1)
RUB	601,130,000	6.200	01/31/18	8,314,880
	1,125,000,000	7.850	03/10/18	16,033,446
	206,820,000	7.500	03/15/18	2,933,248
	565,740,000	7.500	02/27/19	7,809,948
	115,870,000	6.700	05/15/19	1,546,979
	40,950,000	7.600	04/14/21	540,467
	355,410,000	7.600	07/20/22	4,580,616
	422,140,000	7.000	01/25/23	5,197,821
	882,490,000	7.000	08/16/23	10,745,900
	427,820,000	8.150	02/03/27	5,465,723
	772,010,000	7.050	01/19/28	8,900,390

				72,069,418

	South Africa – 4.0%
	Republic of South Africa (NR/NR)
ZAR	39,730,000	8.875	02/28/35	2,818,412
	Republic of South Africa (NR/Baa2)
	11,430,000	7.750	02/28/23	799,685
	121,570,000	8.000	01/31/30	8,168,025
	91,230,000	8.250	03/31/32	6,206,166
	91,480,000	8.500	01/31/37	6,247,097
	76,350,000	8.750	01/31/44	5,313,003
	74,100,000	8.750	02/28/48	5,160,920
	Republic of South Africa (BBB+/Baa2)
	920,000	8.000	12/21/18	67,081
	62,810,000	10.500	12/21/26	5,196,131

				39,976,520

	Thailand – 5.8%
	Thailand Government Bond (NR/Baa1)
THB	193,205,000	3.580	12/17/27	5,618,719
	432,355,857	1.250	03/12/28	9,871,508
	97,800,000	3.775	06/25/32	2,815,172
	Thailand Government Bond (A-/Baa1)
	666,527,240	1.200	07/14/21	17,037,498
	749,645,000	3.650	12/17/21	21,937,283

				57,280,180

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Turkey – 7.8%
	Republic of Turkey (NR/NR)
TRY	103,790,000	8.500%	07/10/19	$31,662,765
	32,850,000	9.000	07/24/24	9,610,557
	3,870,000	8.000	03/12/25	1,072,451
	Turkey Government Bond (NR/NR)
	19,120,000	8.800	11/14/18	5,934,394
	37,230,000	10.400	03/27/19	12,077,495
	24,550,000	7.400	02/05/20	7,096,996
	5,920,000	7.100	03/08/23	1,579,351
	25,710,000	10.400	03/20/24	8,252,378

				77,286,387

	Venezuela – 0.4%
	Republic of Venezuela (CCC/Caa3)
	$2,340,000	7.750	10/13/19	801,450
	340,000	6.000	12/09/20	112,200
	310,000	12.750	08/23/22	132,525
	940,000	9.000	05/07/23	321,950
	4,680,000	8.250	10/13/24	1,567,800
	330,000	7.650	04/21/25	109,725
	540,000	11.750	10/21/26	207,900
	350,000	9.250 (d)	09/15/27	135,625
	550,000	9.250	05/07/28	184,250
	1,210,000	11.950	08/05/31	471,900
	340,000	7.000	03/31/38	109,650

				4,154,975

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $952,900,838)			$685,506,045

	Corporate Obligations – 5.4%
	Australia – 0.2%
	Toyota Finance Australia Ltd. (NR/NR)
MXN	27,460,000	3.760%	07/20/17	$1,584,746

	Azerbaijan – 0.3%
	State Oil Company of the Azerbaijan Republic (BB+/Ba1)
	$2,731,000	5.450	02/09/17	2,771,965

	Brazil(b) – 0.3%
	Banco Santander Brasil SA (BB+/Baa2)
BRL	12,900,000	8.000	03/18/16	3,095,382

	Hong Kong – 1.1%
	China Unicom Ltd. (NR/NR)
CNH	39,190,000	4.000	04/16/17	6,030,084
	CITIC Ltd. (BBB+/A3)
	$4,110,000	6.800	01/17/23	4,656,168

				10,686,252

	Mexico – 1.1%
	America Movil SAB de CV (A-/A2)
MXN	115,550,000	6.000	06/09/19	6,801,439
	Petroleos Mexicanos (NR/A3)
	79,774,900	7.470	11/12/26	4,341,517

				11,142,956

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Philippines – 0.1%
	Alliance Global Group Cayman Islands, Inc. (NR/NR)
	$1,320,000	6.500%		08/18/17	$1,386,000

	South Africa – 2.1%
	Transnet Ltd. (NR/NR)
ZAR	18,000,000	10.800		11/06/23	1,339,134
	93,000,000	9.500		08/19/25	6,339,098
	61,000,000	8.900		11/14/27	3,953,201
	Transnet Ltd. (BBB+/Baa2)
	136,000,000	10.000		03/30/29	8,990,612

					20,622,045

	Venezuela – 0.2%
	Petroleos de Venezuela SA (CCC/NR)
	$1,100,000	9.000		11/17/21	394,900
	620,000	6.000		05/16/24	201,500
	2,990,000	6.000		11/15/26	945,886
	1,700,000	5.375		04/12/27	537,625
	350,000	5.500		04/12/37	109,375

					2,189,286

	TOTAL CORPORATE OBLIGATIONS
	(Cost $77,402,847)				$53,478,632

	Structured Notes – 10.8%
	Brazil – 0.2%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	845,000	10.000	%(c)	01/05/17	$200,741
	8,475,615	6.000		08/15/40	1,813,958

					2,014,699

	Colombia – 2.1%
	Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	24,676,000,000	11.250	(b)	10/25/18	8,875,765
	15,491,000,000	11.250	(b)	10/25/18	5,571,992
	12,492,000,000	11.000		07/27/20	4,632,972
	4,226,000,000	11.000		07/25/24	1,531,419

					20,612,148

	Indonesia – 8.5%
	Republic of Indonesia (Issuer Deutsche Bank AG (London) (NR/NR)(b)
IDR	42,400,000,000	7.875		04/18/19	2,756,724
	35,400,000,000	7.000		05/17/27	1,938,519
	29,500,000,000	8.250		06/17/32	1,756,911
	Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)(b)
	68,100,000,000	8.375		03/20/24	4,339,341
	108,400,000,000	9.000		03/20/29	6,992,355
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
	50,100,000,000	10.000		07/17/17	3,461,294
	46,000,000,000	10.000	(b)	07/18/17	3,178,035
	44,600,000,000	7.875	(b)	04/17/19	2,899,761
	66,250,000,000	7.000	(b)	05/17/27	3,627,877

Principal Amount		Interest Rate		Maturity Date	Value
	Structured Notes – (continued)
	Indonesia – (continued)
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR) – (continued)
IDR	161,824,000,000	6.125	%(b)	05/17/28	$8,174,045
	45,220,000,000	9.000	(b)	03/19/29	2,916,921
	288,650,000,000	6.625	(b)	05/17/33	14,187,591
	74,554,000,000	6.625	(b)	05/17/33	3,664,444
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)(b)
	11,805,000,000	9.000		03/19/29	761,483
	16,032,000,000	9.000		03/19/29	1,034,146
	17,000,000,000	9.000		03/19/29	1,096,587
	72,800,000,000	9.000		03/19/29	4,695,973
	190,946,000,000	9.000		03/19/29	12,316,995
	34,721,000,000	9.000		03/19/29	2,239,682
	37,708,000,000	9.000		03/19/29	2,432,359

					84,471,043

	TOTAL STRUCTURED NOTES
	(Cost $181,437,324)				$107,097,890

	Municipal Debt Obligations – 0.8%
	Puerto Rico – 0.8%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CCC-/Caa3)
	$215,000	6.000%		07/01/38	$149,696
	415,000	6.000		07/01/44	287,392
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CCC-/Caa3)
	320,000	5.750		07/01/37	219,603
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A (CC/Caa3)
	120,000	5.750		07/01/41	78,000
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (CC/Caa3)
	70,000	5.500		07/01/32	45,588
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (CC/Caa3)
	45,000	5.875		07/01/36	29,306
	170,000	5.750		07/01/38	110,500
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C (CC/Caa3)
	705,000	6.000		07/01/39	460,012
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A (CC/Caa3)
	45,000	6.000		07/01/34	29,475
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (CC/Caa3)
	40,000	5.625		07/01/32	26,100
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (CC/Caa3)
	20,000	5.500		07/01/26	13,175
	130,000	5.750		07/01/28	85,476
	265,000	5.000		07/01/41	170,262
	Puerto Rico Commonwealth GO Bonds Series 2007 A (CC/Caa3)
	285,000	5.250		07/01/37	183,825

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
$1,810,000	8.000%		07/01/35	$1,357,500
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A (CC/Caa3)
80,000	5.125		07/01/31	51,901
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A (CC/Caa3)
20,000	5.000		07/01/34	12,875
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A (CC/Caa3)
30,000	5.250		07/01/27	19,650
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A (CC/Ca)(a)
85,000	0.000		08/01/35	9,197
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C (CC/Ca)(a)
215,000	0.000		08/01/37	21,223
175,000	0.000		08/01/38	16,219
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
90,000	5.250		08/01/27	38,588
1,690,000	0.000	(e)	08/01/32	686,698
215,000	5.750		08/01/37	90,838
160,000	6.375		08/01/39	68,200
200,000	6.000		08/01/42	84,500
15,000	6.500		08/01/44	6,413
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
475,000	0.000	(e)	08/01/33	146,081
840,000	5.500		08/01/37	353,850
710,000	5.375		08/01/39	299,087
1,795,000	5.500		08/01/42	756,144
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
240,000	5.375		08/01/38	101,100
1,120,000	5.250		08/01/41	471,800
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
485,000	5.000		08/01/43	204,306
175,000	5.250		08/01/43	73,719
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (CC/Ca)
1,200,000	5.500		08/01/28	517,500

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $10,621,121)				$7,275,799

U.S. Treasury Obligations – 8.5%
United States Treasury Bonds
$14,600,000	3.000%		05/15/45	$14,942,078
7,800,000	2.875		08/15/45	7,795,164
United States Treasury Notes
5,800,000	1.625		06/30/20	5,873,776
21,600,000	2.125	(f)	12/31/21	22,186,872
7,200,000	1.750		02/28/22	7,225,705
7,000,000	1.875		05/31/22	7,067,340

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$1,900,000	2.125%		06/30/22	$1,949,628
3,600,000	2.000		07/31/22	3,662,496
13,500,000	1.750		09/30/22	13,494,735

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $82,553,160)				$84,197,794

Shares		Rate	Value
Investment Company(g) – 2.2%
21,654,935	Goldman Sachs Financial Square Government Fund – FST Shares	0.006%	21,654,935
(Cost $21,654,935)

TOTAL INVESTMENTS – 97.0%
(Cost $1,326,570,225)			$959,211,095

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreement – (0.0)%
Citigroup Reverse Repurchase Agreement (NR/NR)
$(154,438)	0.750%	08/04/16	$(154,438)
(Cost $(154,438))

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%			29,633,686

NET ASSETS – 100.0%			$988,690,343

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $115,706,803, which represents approximately 11.7% of net assets as of September 30, 2015.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2015, the value of securities pledged amounted to $135,625.
(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2015.
(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(g)	Represents an Affiliated Fund.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Currency Abbreviations:
AED	—United Arab Emirates Dirham
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
EURO	—Euro Offered Rate
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MIBOR	—Mumbai Interbank Offered Rate
NR	—Not Rated
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Barclays Bank PLC	BRL	15,200,659	USD	3,697,000	$3,831,211	10/02/15	$134,211
	INR	268,157,273	USD	4,066,069	4,077,143	10/19/15	11,074
	USD	3,835,000	TRY	11,692,033	3,772,490	12/16/15	62,510
	USD	3,972,121	TWD	129,292,539	3,923,433	10/02/15	48,688
	USD	4,109,086	TWD	133,935,669	4,048,602	10/26/15	60,485
	ZAR	296,012,173	USD	20,882,251	21,063,475	12/17/15	181,224
BNP Paribas SA	EUR	4,881,000	PLN	20,710,942	5,461,410	12/16/15	23,620
	USD	30,889,965	AED	113,645,015	30,871,686	08/11/16	18,279
	USD	21,973,912	AED	80,874,981	21,969,107	08/15/16	4,804
	USD	5,433,074	CZK	129,714,649	5,344,162	12/16/15	88,913
	USD	5,290,438	TWD	172,283,126	5,221,718	10/05/15	68,720
	USD	8,941,204	TWD	295,864,432	8,938,502	11/30/15	2,701
Citibank NA	USD	3,842,574	CNH	25,127,744	3,838,748	09/01/16	3,826
	USD	4,050,639	KRW	4,789,394,211	4,039,443	10/05/15	11,196
	USD	7,885,026	KRW	9,365,045,461	7,883,645	12/04/15	1,381
	USD	9,534,517	SGD	13,535,677	9,486,955	12/16/15	47,562
Credit Suisse International (London)	COP	8,797,711,000	USD	2,821,362	2,848,544	10/02/15	27,183
	COP	12,828,478,552	USD	4,103,800	4,140,314	10/29/15	36,514
	USD	1,615,345	COP	3,393,839,499	1,098,866	10/02/15	516,479
	USD	34,691,231	COP	94,699,123,946	30,585,689	10/23/15	4,105,542
Deutsche Bank AG	HUF	5,973,442,926	USD	21,194,447	21,288,783	12/16/15	94,336
	ILS	26,591,470	USD	6,750,000	6,778,462	10/02/15	28,462
	ILS	26,591,470	USD	6,764,728	6,785,901	12/16/15	21,172
	MYR	91,654,241	USD	20,703,465	20,869,898	10/20/15	166,433
	TWD	255,802,139	USD	7,744,539	7,762,417	10/02/15	17,878
	USD	1,211,931	COP	2,546,267,444	824,437	10/02/15	387,495
	USD	1,913,999	COP	5,597,490,000	1,807,863	10/23/15	106,135
	USD	11,622,393	ILS	45,003,068	11,484,373	12/16/15	138,020
	USD	3,848,000	SGD	5,392,476	3,779,506	12/16/15	68,494
	USD	3,895,000	TWD	126,509,600	3,838,984	10/02/15	56,016
HSBC Bank PLC	PHP	151,884,000	USD	3,218,563	3,246,501	10/19/15	27,937
	TRY	9,675,297	USD	3,111,626	3,121,780	12/16/15	10,154
	USD	3,821,000	BRL	14,709,302	3,707,369	10/02/15	113,631
	USD	11,732,093	ILS	45,709,407	11,664,624	12/16/15	67,469
	USD	1,744,081	PHP	81,623,000	1,743,522	10/30/15	559
	USD	2,328,000	PLN	8,824,284	2,316,872	12/16/15	11,128
	USD	2,631,000	RON	10,390,608	2,624,003	12/16/15	6,997
	USD	3,895,000	TWD	126,050,769	3,820,465	10/05/15	74,535
	USD	19,052	TWD	616,861	18,659	10/19/15	393
JPMorgan Chase Bank NA	BRL	57,075,059	USD	13,910,568	14,385,337	10/02/15	474,770
	CNH	67,566,699	USD	10,425,000	10,516,857	12/16/15	91,857
	COP	7,970,241,000	USD	2,462,459	2,580,624	10/02/15	118,165
	HUF	5,827,229,597	USD	20,719,775	20,767,693	12/16/15	47,918
	INR	266,600,633	USD	4,030,244	4,043,263	11/03/15	13,019
	KRW	9,320,880,689	USD	7,818,875	7,862,784	10/02/15	43,909
	MXN	202,241,950	USD	11,781,199	11,889,461	12/16/15	108,262
	RUB	237,754,332	USD	3,600,000	3,601,962	10/21/15	1,962
	USD	3,975,237	KRW	4,708,032,189	3,971,539	10/02/15	3,698
	USD	8,046,214	TWD	265,605,513	8,024,174	12/04/15	22,040

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co.	BRL	41,616,787	USD	10,367,000	$10,489,196	10/02/15	$122,196
	USD	7,630,000	BRL	29,654,408	7,474,170	10/02/15	155,830
	USD	3,184,928	RUB	186,955,279	2,829,596	10/23/15	355,332
Royal Bank of Canada	MXN	23,246,000	USD	1,362,922	1,366,593	12/16/15	3,671
	USD	33,131,928	BRL	115,930,297	29,219,355	10/02/15	3,912,573
Royal Bank of Scotland PLC	BRL	30,904,574	USD	7,533,108	7,701,448	11/04/15	168,340
	CLP	6,655,549,096	USD	9,520,000	9,538,537	10/26/15	18,537
	COP	14,911,260,420	USD	4,730,843	4,826,391	10/05/15	95,548
	TRY	11,695,329	USD	3,763,000	3,773,553	12/16/15	10,553
	USD	7,670,000	TRY	23,612,632	7,618,728	12/16/15	51,272
Standard Chartered Bank	CNH	60,603,119	USD	9,353,000	9,432,965	12/16/15	79,965
	NGN	1,178,888,895	USD	5,508,827	5,908,981	10/06/15	400,154
	NGN	893,317,000	USD	4,222,723	4,406,727	11/19/15	184,004
	USD	5,042,000	CNH	32,271,371	5,023,086	12/16/15	18,914
	USD	3,895,000	KRW	4,575,651,250	3,859,169	10/05/15	35,831
	USD	3,040,000	KRW	3,580,682,240	3,017,864	10/23/15	22,136
UBS AG (London)	EUR	4,841,000	HUF	1,517,847,140	5,416,653	12/16/15	7,190
	INR	292,198,089	USD	4,376,844	4,442,667	10/19/15	65,824
	USD	8,088,034	BRL	31,362,602	7,904,706	10/02/15	183,327
	USD	3,895,000	KRW	4,612,848,500	3,891,245	10/02/15	3,755
	USD	2,638,000	KRW	3,079,123,722	2,595,331	10/21/15	42,668
Westpac Banking Corp.	USD	61,278,999	EUR	54,254,649	60,706,183	12/16/15	572,814
	USD	6,501,908	TWD	212,970,000	6,454,894	10/05/15	47,013
TOTAL							$14,335,203

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	CLP	2,332,179,605	USD	3,385,859	$3,343,711	10/22/15	$(42,148)
	MXN	192,517,663	USD	11,400,685	11,317,787	12/16/15	(82,898)
	PLN	14,273,471	EUR	3,374,000	3,747,591	12/16/15	(27,618)
	PLN	95,184,521	USD	25,189,753	24,991,306	12/16/15	(198,447)
	USD	3,274,612	ILS	12,878,068	3,285,430	12/02/15	(10,818)
	USD	6,167,773	RUB	410,712,000	6,222,259	10/21/15	(54,486)
Barclays Bank PLC	PHP	257,454,000	USD	5,647,779	5,499,391	10/30/15	(148,388)
	USD	14,188,722	CNH	94,496,889	14,436,225	09/01/16	(247,503)
	USD	3,650,000	INR	242,431,540	3,686,002	10/19/15	(36,002)
	ZAR	51,710,712	USD	3,754,000	3,679,603	12/17/15	(74,397)
BNP Paribas SA	IDR	35,285,460,000	USD	2,436,000	2,381,739	10/30/15	(54,261)
	PLN	95,426,998	USD	25,298,243	25,054,970	12/16/15	(243,273)
	USD	14,347,226	AED	52,817,518	14,347,499	08/15/16	(273)
Citibank NA	CLP	3,691,407,000	USD	5,357,630	5,297,109	10/13/15	(60,520)
	COP	9,562,902,900	USD	3,111,000	3,087,485	10/26/15	(23,515)
	HUF	5,792,848,897	USD	20,678,038	20,645,163	12/16/15	(32,874)
	KRW	9,365,045,461	USD	7,901,658	7,898,612	10/05/15	(3,047)
	USD	13,196,729	CNH	85,347,204	13,284,418	12/16/15	(87,689)
	USD	3,776,000	ZAR	53,191,379	3,784,964	12/17/15	(8,964)
Credit Suisse International (London)	USD	3,921,265	COP	12,253,954,000	3,957,752	10/23/15	(36,486)
	USD	7,299,000	RUB	489,100,151	7,409,834	10/21/15	(110,834)

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Deutsche Bank AG	CNH	12,768,636	USD	1,990,000	$1,987,457	12/16/15	$(2,543)
	MXN	248,025,688	USD	14,679,946	14,581,009	12/16/15	(98,936)
	MYR	30,421,891	USD	7,885,814	6,926,523	10/23/15	(959,291)
	MYR	13,561,289	USD	3,149,123	3,087,022	10/30/15	(62,101)
	RON	72,185,000	USD	18,464,470	18,229,315	12/16/15	(235,155)
	THB	1,190,234,000	USD	32,897,713	32,732,833	11/20/15	(164,880)
	USD	14,302,644	CNH	95,144,018	14,535,087	09/01/16	(232,442)
	USD	4,356,689	ILS	17,117,432	4,366,970	12/02/15	(10,280)
	USD	4,288,000	INR	283,982,405	4,317,754	10/19/15	(29,754)
	USD	3,529,000	INR	234,548,986	3,557,168	11/03/15	(28,168)
	USD	20,684,776	MYR	91,654,241	20,870,149	10/05/15	(185,373)
	USD	937,631	PHP	44,021,775	940,335	10/30/15	(2,704)
	USD	2,355,000	SGD	3,377,470	2,367,219	12/16/15	(12,219)
	USD	2,985,000	THB	109,310,700	3,006,173	11/20/15	(21,173)
	USD	7,719,998	TWD	255,802,139	7,728,161	11/30/15	(8,163)
	ZAR	53,113,215	USD	3,918,670	3,779,401	12/17/15	(139,267)
HSBC Bank PLC	BRL	45,550,086	USD	11,815,507	11,480,555	10/02/15	(334,952)
	MYR	91,654,241	USD	21,208,895	20,870,149	10/05/15	(338,746)
	MYR	36,082,220	USD	8,472,789	8,218,696	10/09/15	(254,093)
	PEN	6,659,934	USD	2,067,468	2,045,198	10/23/15	(22,270)
	TRY	11,611,729	USD	3,783,000	3,746,580	12/16/15	(36,420)
	USD	5,119,000	BRL	20,421,124	5,146,990	10/02/15	(27,990)
	USD	4,149,000	MYR	18,539,807	4,220,307	10/30/15	(71,307)
	USD	2,020,820	PHP	94,635,001	2,021,467	10/30/15	(647)
	USD	5,669,767	PLN	21,601,104	5,671,508	12/16/15	(1,741)
	USD	3,814,000	TRY	11,975,159	3,863,842	12/16/15	(49,842)
	USD	639,077	ZAR	8,986,065	639,426	12/17/15	(348)
	ZAR	22,931,366	USD	1,645,000	1,631,738	12/17/15	(13,262)
HSBC Securities, Inc.	USD	11,329,000	CNH	74,736,235	11,417,404	09/01/16	(88,404)
JPMorgan Securities, Inc.	MXN	65,174,675	USD	3,835,000	3,831,508	12/16/15	(3,492)
	MYR	20,827,370	USD	4,744,276	4,741,036	10/30/15	(3,240)
	TWD	511,303,895	USD	15,622,211	15,497,076	10/05/15	(125,135)
	USD	13,747,395	BRL	57,075,059	14,223,156	11/04/15	(475,761)
	USD	7,552,000	CNH	49,652,708	7,585,410	09/01/16	(33,410)
	USD	7,808,918	KRW	9,320,880,689	7,853,378	11/02/15	(44,460)
	USD	4,932,527	RUB	328,308,986	4,973,859	10/21/15	(41,332)
	USD	2,614,000	TRY	8,144,858	2,627,977	12/16/15	(13,977)
Morgan Stanley & Co.	BRL	25,123,782	USD	6,570,099	6,332,260	10/02/15	(237,839)
	MXN	63,184,468	USD	3,818,139	3,714,508	12/16/15	(103,631)
	MYR	42,696,076	USD	9,722,436	9,704,756	11/30/15	(17,679)
	PLN	7,384,150	USD	1,962,276	1,938,756	12/16/15	(23,520)
	USD	2,104,879	BRL	8,807,066	2,194,729	11/04/15	(89,850)
	USD	7,450,860	TRY	23,345,408	7,532,507	12/16/15	(81,647)
Royal Bank of Canada	BRL	12,888,509	USD	3,292,000	3,248,451	10/02/15	(43,549)
	MXN	192,945,176	USD	11,376,484	11,342,919	12/16/15	(33,565)
	USD	7,621,479	MXN	131,565,559	7,734,516	12/16/15	(113,037)
Royal Bank of Scotland PLC	CLP	2,380,204,591	USD	3,453,000	3,415,555	10/13/15	(37,445)
	HUF	5,795,021,290	USD	20,679,518	20,652,906	12/16/15	(26,612)
	MXN	255,907,940	USD	15,307,000	15,044,394	12/16/15	(262,606)
	PLN	55,171,000	USD	14,546,629	14,485,500	12/16/15	(61,129)
	TRY	14,371,000	USD	4,637,452	4,636,871	12/16/15	(581)
	USD	1,300,968	COP	4,022,307,461	1,301,917	10/05/15	(949)

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Royal Bank of Scotland PLC (continued)	USD	1,325,423	HUF	375,585,000	$1,338,549	12/16/15	$(13,127)
	USD	1,990,000	IDR	29,501,750,000	1,991,343	10/30/15	(1,343)
	USD	11,886,223	ILS	46,620,146	11,897,036	12/16/15	(10,813)
	USD	4,972,000	MXN	86,296,816	5,073,243	12/16/15	(101,243)
	USD	4,914,000	TRY	15,398,019	4,968,244	12/16/15	(54,244)
Standard Chartered Bank	TWD	208,411,715	USD	6,409,808	6,304,210	10/19/15	(105,598)
	USD	3,600,000	CNH	23,252,112	3,619,225	12/16/15	(19,225)
	USD	3,795,000	CNH	25,280,393	3,862,068	09/01/16	(67,068)
	USD	1,990,000	NGN	415,910,000	1,992,116	01/05/16	(2,116)
	USD	9,525,298	SGD	13,632,607	9,554,891	12/16/15	(29,593)
	USD	3,625,000	TWD	120,769,594	3,649,539	10/29/15	(24,539)
	ZAR	51,514,723	USD	3,843,000	3,665,657	12/17/15	(177,343)
State Street Bank and Trust	EUR	3,819,575	USD	4,278,000	4,273,768	12/16/15	(4,232)
UBS AG (London)	BRL	14,622,852	USD	3,878,000	3,685,579	10/02/15	(192,421)
	MXN	198,095,110	USD	11,751,156	11,645,675	12/16/15	(105,481)
	USD	13,535,434	CNH	88,339,011	13,750,097	12/16/15	(214,663)
Westpac Banking Corp.	MYR	144,024,000	USD	37,494,533	32,784,885	10/30/15	(4,709,648)
	USD	20,652,472	CNH	134,581,832	20,947,860	12/16/15	(295,388)
	USD	7,552,000	CNH	49,577,936	7,573,987	09/01/16	(21,987)
	USD	8,123,125	KRW	9,678,947,155	8,153,562	11/09/15	(30,437)
TOTAL							$(13,071,867)

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(130)	December 2015	$(20,852,813)	$(237,722)
2 Year U.S. Treasury Notes	(47)	December 2015	(10,294,469)	(16,157)
5 Year U.S. Treasury Notes	(247)	December 2015	(29,767,359)	(258,699)
10 Year U.S. Treasury Notes	(83)	December 2015	(10,684,953)	(111,439)
20 Year U.S. Treasury Bonds	(113)	December 2015	(17,779,844)	(201,684)
TOTAL				$(825,701)

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)*
Bank of America Securities LLC	INR	3,533,255	05/28/16	12 month MIBOR	7.369%	$—	$(63,736)
	COP	20,906,520	12/11/16	Colombia IBR Overnight Interbank	4.340	—	87,651
	BRL	52,790	01/02/17	11.890%	1 month Brazilian Interbank Deposit Average	—	(554,188)
	THB	2,285,790	04/07/17	1.778	6 Month Thai Reuters	—	35,854

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)*
Bank of America Securities LLC (continued)	KRW	7,833,870		11/04/17	2.060%	3 month KWCDC	$—	$80,434
	BRL	92,070		01/02/18	13.962	1 month Brazilian Interbank Deposit Average	—	(659,097)
	CLP	2,809,080		06/07/23	6 month CLICP	5.360%	—	(219,529)
	MXN	158,630	(a)	09/03/27	8.590	Mexico Interbank TIIE 28 Days	—	189,655
Barclays Bank PLC	KRW	14,556,500		11/07/17	2.034	3 month KWCDC	—	141,876
	TWD	649,625		07/30/18	1.030	3 month TWD	—	95,018
		196,875		07/31/18	1.025	3 month TWD	—	27,871
	KRW	26,091,240	(a)	09/18/22	3 month KWCDC	3.300	—	(1,511,848)
		6,345,000	(a)	11/21/22	3 month KWCDC	3.150	—	(323,082)
		26,791,540	(a)	12/05/22	3 month KWCDC	3.275	—	(1,495,525)
	MXN	703,500	(a)	06/29/27	8.010	Mexico Interbank TIIE 28 Days	—	125,957
	KRW	6,115,600		01/24/28	3 month KWCDC	3.000	22	(637,909)
Citibank NA	BRL	67,890		01/04/16	1 month Brazilian Interbank Deposit Average	12.640	—	(124,655)
	COP	20,669,680		12/11/16	Colombia IBR Overnight Interbank	4.330	—	87,480
	BRL	35,190		01/02/17	11.500	1 month Brazilian Interbank Deposit Average	—	(427,738)
	KRW	26,353,510		03/07/17	2.875	3 month KWCDC	—	454,595
		50,242,550		07/29/17	1.625	3 month KWCDC	—	93,219
		7,346,590		10/14/17	2.240	3 month KWCDC	—	100,484
	BRL	17,340		01/02/18	14.460	1 month Brazilian Interbank Deposit Average	—	(88,338)
	ZAR	162,000		05/30/20	6.623	3 month JIBAR	—	(525,487)
	KRW	20,189,970		07/11/24	2.940	3 month KWCDC	—	1,616,240
	MXN	94,190	(a)	09/03/27	8.520	Mexico Interbank TIIE 28 Days	—	100,536
	KRW	19,730,000		03/13/28	3 month KWCDC	3.165	—	(708,328)
Credit Suisse International (London)	CLP	5,864,500		03/28/16	6 month CLICP	3.860	—	(49,630)
		4,742,700		03/31/16	6 month CLICP	3.850	—	(39,020)
	BRL	45,140		01/02/17	12.580	1 month Brazilian Interbank Deposit Average	—	(349,732)
	CLP	2,675,440		05/12/17	6 month CLICP	3.950	—	(12,458)
		2,269,050		07/28/17	6 month CLICP	3.640	—	17,883
	BRL	17,400		01/02/18	11.960	1 month Brazilian Interbank Deposit Average	—	(294,906)
		23,240		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	—	(503,142)

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)*
Credit Suisse International (London) (continued)	COP	20,678,330	04/15/19	3 month COP	5.110%	$—	$195,270
		3,635,890	05/02/24	Colombia IBR Overnight Interbank	6.055	—	85,939
Deutsche Bank AG	BRL	17,110	01/04/16	11.230%	1 month Brazilian Interbank Deposit Average	—	(81,368)
		38,650	01/04/16	10.370	1 month Brazilian Interbank Deposit Average	—	(251,863)
		56,320	01/04/16	10.347	1 month Brazilian Interbank Deposit Average	—	(375,246)
		71,300	01/04/16	8.860	1 month Brazilian Interbank Deposit Average	—	(1,028,189)
		185,660	01/04/16	1 month Brazilian Interbank Deposit Average	13.155	—	208,031
	INR	3,806,240	03/03/16	6 month MIBOR	7.660	—	12,145
	BRL	4,720	01/02/17	15.715	1 month Brazilian Interbank Deposit Average	—	1,652
		44,020	01/02/17	16.860	1 month Brazilian Interbank Deposit Average	—	134,111
		114,770	01/02/17	13.945	1 month Brazilian Interbank Deposit Average	—	(456,865)
	THB	459,270	01/26/17	1.990	6 Month Thai Reuters	—	65,284
	KRW	11,710,120	03/03/17	2.850	3 month KWCDC	—	198,109
		7,077,400	10/28/17	2.173	3 month KWCDC	—	87,801
	BRL	9,840	01/02/18	11.150	1 month Brazilian Interbank Deposit Average	—	(211,046)
		24,990	01/02/18	14.580	1 month Brazilian Interbank Deposit Average	—	(115,115)
		31,520	01/02/18	11.450	1 month Brazilian Interbank Deposit Average	—	(612,146)
		75,180	01/02/18	13.731	1 month Brazilian Interbank Deposit Average	—	(612,499)
		127,930	01/02/18	11.500	1 month Brazilian Interbank Deposit Average	—	(2,471,721)
	ZAR	66,000	06/07/18	7.110	3 month JIBAR	—	(23,436)
		168,500	06/07/18	7.100	3 month JIBAR	—	(62,861)
	CLP	2,048,400	07/28/19	6 month CLICP	4.000%	—	31,581
	ZAR	190,000	01/02/20	6.200	3 month JIBAR	(913)	(746,606)
		7,820	05/23/21	6.550	3 month JIBAR	—	(35,691)

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)*
Deutsche Bank AG (continued)	KRW	17,289,860		08/23/23	3.620%	3 month KWCDC	$—	$2,042,449
	BRL	22,680		01/02/25	1 month Brazilian Interbank Deposit Average	12.340%	—	550,232
	MXN	94,990		09/22/27	7.940	Mexico Interbank TIIE 28 Days	—	(714)
JPMorgan Securities, Inc.	BRL	153,100		01/04/16	9.980	1 month Brazilian Interbank Deposit Average	—	(1,214,913)
	INR	4,401,630		06/01/16	12 month MIBOR	7.346	—	(19,298)
	THB	387,070		11/24/16	1.810	6 Month Thai Reuters	—	28,402
	BRL	75,160		01/02/17	1 month Brazilian Interbank Deposit Average	12.290	—	693,605
		266,920		01/02/17	1 month Brazilian Interbank Deposit Average	9.040	—	6,939,933
		25,640		01/02/18	14.830	1 month Brazilian Interbank Deposit Average	—	(92,304)
		31,050		01/02/18	13.910	1 month Brazilian Interbank Deposit Average	—	(229,188)
	COP	10,159,090		04/22/19	3 month COP	5.190	—	88,868
	ZAR	125,000		12/20/21	7.760	3 month JIBAR	(1,240)	(112,791)
Morgan Stanley & Co. International PLC	BRL	46,050		01/04/16	10.190	1 month Brazilian Interbank Deposit Average	—	(331,273)
	THB	136,160		11/28/16	1.820	6 Month Thai Reuters	—	11,179
	BRL	5,160		01/02/17	16.490	1 month Brazilian Interbank Deposit Average	—	11,216
		54,300		01/02/17	15.954	1 month Brazilian Interbank Deposit Average	—	49,654
		58,030		01/02/17	15.575	1 month Brazilian Interbank Deposit Average	—	(1,263)
	KRW	5,518,900		10/13/17	2.250	3 month KWCDC	—	76,385
		6,738,260		10/14/17	2.245	3 month KWCDC	—	92,801
		6,738,270		10/14/17	2.250	3 month KWCDC	—	93,440
	BRL	56,730		01/04/21	1 month Brazilian Interbank Deposit Average	11.980	—	1,400,372
	MXN	310,000		06/17/21	5.630	Mexico Interbank TIIE 28 Days	—	11,203
	COP	3,635,890		05/02/24	6.055		(5,860)	(80,426)
	KRW	28,000,000	(a)	03/03/28	3 month KWCDC	3.135	—	(972,613)
TOTAL							$(7,991)	$(2,363,368)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	677,100		09/15/16	3.958%	Mexico Interbank TIIE 28 Days	$71	$95,790
	205,600		09/16/16	3.975	Mexico Interbank TIIE 28 Days	22	29,198
	206,210		09/19/16	3.980	Mexico Interbank TIIE 28 Days	37	25,899
	$57,860		09/21/16	3 month LIBOR	0.592%	182	(62,263)
MXN	218,520		09/22/16	3.850	Mexico Interbank TIIE 28 Days	23	6,034
ZAR	103,550		06/13/19	7.640	3 month JIBAR	37	16,232
	135,580		09/08/19	7.310	3 month JIBAR	(276)	(104,456)
HUF	2,554,920	(a)	12/16/20	2.415	6 month BUBOR	95	(170,824)
MXN	259,850		12/07/22	5.250	Mexico Interbank TIIE 28 Days	(908,000)	146,802
	$9,400	(a)	12/16/22	3 month LIBOR	2.250	(138,214)	(161,088)
MXN	54,290		11/20/24	Mexico Interbank TIIE 28 Days	5.955	26	74,481
ZAR	52,850		12/18/24	3 month JIBAR	7.890	32	106,801
MXN	88,930		01/24/25	Mexico Interbank TIIE 28 Days	5.660	72	257,699
PLN	73,250		06/24/25	3.000	6 month WIBOR	285	935,140
EUR	6,770	(a)	12/16/25	6 month EURO	0.750	220,893	(33,529)
	$9,100		12/16/30	3 month LIBOR	2.500	61,096	(262,195)
	TOTAL					$(763,619)	$899,721

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/14	$600	(1.000)%	06/20/19	0.965%	$(2,664)	$1,732
		560	(1.000)	06/20/19	0.965	(2,769)	1,900
Barclays Bank PLC		3,170	(1.000)	03/20/19	0.904	(8,423)	(2,802)
Citibank NA		29,550	(1.000)	03/20/19	0.904	(99,174)	(5,463)
		44,310	(1.000)	06/20/19	0.965	(197,608)	128,792
JPMorgan Securities, Inc.		3,310	(1.000)	03/20/19	0.904	(8,173)	(3,548)
		1,630	(1.000)	06/20/19	0.965	(8,199)	5,668
TOTAL						$(327,010)	$126,279

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date(c)	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	TRY	12,250,000	5,573,248	03/10/16	11.070%	3 Month LIBOR	$43,956	$(1,330,132)
Deutsche Bank AG		25,510,000	11,452,301	03/13/16	11.480	3 Month LIBOR	(89,778)	(2,409,538)
	ZAR	54,520,000	5,245,039	05/12/24	3 Month JBAR	3 Month LIBOR	29,057	(1,323,267)
Citibank NA		26,400,000	2,540,263	05/13/24	3 Month JBAR	3 Month LIBOR	1,169	(636,871)
Morgan Stanley & Co. International PLC		54,542,000	5,262,132	05/13/24	3 Month JBAR	3 Month LIBOR	4,955	(1,314,539)
Deutsche Bank AG		42,202,250	4,054,984	05/23/19	3 Month JBAR	3 Month LIBOR	8,688	(1,004,938)
		38,520,000	3,594,289	07/15/24	3 Month JBAR	3 Month LIBOR	4,617	(790,149)
Morgan Stanley & Co. International PLC		29,540,000	2,768,510	07/17/24	3 Month JBAR	3 month LIBOR	(5,244)	(614,165)
		55,121,000	5,153,904	08/12/24	3 Month JBAR	3 month LIBOR	16,437	(1,169,602)
Deutsche Bank AG	TRY	6,600,000	2,960,969	12/04/16	8.05	3 Month LIBOR	(2,257)	(715,630)
TOTAL							$11,600	$(11,308,831)

(c)	At the termination date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

NON-DELIVERABLE BOND FORWARD CONTRACTS#

Counterparty	Notional Amount (000s)		Reference Obligation	Settlement Date	Unrealized Gain (Loss)*
Deutsche Bank AG	COP	8,508,900	Titulos de Tesoreria 7.750%, 09/18/30	10/14/15	$27,115
		21,429,300	Titulos de Tesoreria 10.000%, 07/24/24	10/14/15	11,694
		4,447,900	Titulos de Tesoreria 7.750%, 09/18/30	10/14/15	16,220
Bank of America Securities LLC		5,445,600	Titulos de Tesoreria 10.000%, 07/24/24	10/18/15	(42,635)
HSBC Bank PLC		7,000,000	Titulos de Tesoreria 7.750%, 09/18/30	10/20/15	(39,128)
Deutsche Bank AG		7,525,200	Titulos de Tesoreria 7.750%, 09/18/30	10/15/15	11,454
		4,239,900	Titulos de Tesoreria 10.000%, 07/24/24	10/15/15	3,797
		10,105,800	Titulos de Tesoreria 7.500%, 08/26/26	10/15/15	13,255
TOTAL					$1,772

#	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.
*	There are no upfront payments on the bond forward contracts, therefore the unrealized gain (loss) of the bond forward contracts is equal to their market value.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 111.1%
Collateralized Mortgage Obligations – 5.7%
Adjustable Rate Non-Agency(a) – 0.9%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$146,273	2.704%	04/25/35	$141,162
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
883,492	2.353	07/25/35	844,074
Countrywide Alternative Loan Trust Series 2005-16, Class A1
638,431	1.829	06/25/35	554,666
Countrywide Alternative Loan Trust Series 2005-38, Class A1
175,046	1.684	09/25/35	157,050
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
277,950	0.456	01/19/36	176,878
Impac CMB Trust Series 2004-08, Class 1A
63,290	0.919	10/25/34	51,452
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
647,692	2.481	10/25/34	643,973

			2,569,255

Interest Only(b) – 0.6%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
3,766	5.250	07/25/33	115
FHLMC REMIC Series 4273, Class PS(a)
575,209	5.893	11/15/43	90,087
FHLMC REMIC Series 4456, Class IO
553,268	4.500	10/15/44	106,650
FHLMC STRIPS Series 329, Class C1
1,509,134	4.000	12/15/41	283,481
FNMA REMIC Series 2010-126, Class LS(a)
975,523	4.803	11/25/40	197,773
FNMA REMIC Series 2012-146, Class IO
3,502,059	3.500	01/25/43	760,899
GNMA REMIC Series 2013-113, Class SD(a)
396,859	6.491	08/16/43	74,599
GNMA REMIC Series 2014-11, Class KI
627,498	4.500	12/20/42	90,572
GNMA REMIC Series 2015-72, Class JI
271,127	3.500	05/20/45	40,321
GNMA REMIC Series 2015-83, Class PI
445,021	3.500	06/20/45	67,153
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
14,945	0.123	08/25/33	92
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
2,175	0.320	07/25/33	25

			1,711,767

Inverse Floaters(a) – 0.5%
FNMA REMIC Series 2013-96, Class SW
478,816	5.906	09/25/43	77,642
FNMA REMIC Series 2015-20, Class ES
959,556	5.956	04/25/45	230,897
GNMA REMIC Series 2010-1, Class SD
36,195	5.574	01/20/40	6,168
GNMA REMIC Series 2010-31, Class SA
590,384	5.534	03/20/40	87,433

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
GNMA REMIC Series 2010-85, Class SN
$90,904	5.724%	07/20/40	$16,179
GNMA REMIC Series 2010-98, Class QS
321,989	6.384	01/20/40	47,171
GNMA REMIC Series 2011-17, Class SA
377,483	5.884	09/20/40	56,089
GNMA REMIC Series 2011-61, Class CS
265,729	6.464	12/20/35	23,200
GNMA REMIC Series 2011-79, Class AS
131,988	5.894	07/20/37	4,248
GNMA REMIC Series 2015-110, Class MS
1,181,472	5.494	08/20/45	190,240
GNMA REMIC Series 2015-111, Class SM
993,075	5.984	08/20/45	183,167
GNMA REMIC Series 2015-112, Class SB
984,560	5.524	08/20/45	161,843
GNMA REMIC Series 2015-126, Class HS
2,000,000	6.001	09/20/45	371,180
GNMA REMIC Series 2015-90, Class PI
370,876	3.500	04/20/45	54,365

			1,509,822

Planned Amortization Class – 0.4%
FHLMC REMIC Series 3748
1,000,000	4.000	11/15/39	1,069,295

Sequential Fixed Rate – 1.6%
FHLMC REMIC Series 2042, Class N
118,082	6.500	03/15/28	133,263
FNMA REMIC Series 2000-16, Class ZG
251,682	8.500	06/25/30	298,608
FNMA REMIC Series 2011-52, Class GB
1,107,014	5.000	06/25/41	1,226,676
FNMA REMIC Series 2011-99, Class DB
1,075,000	5.000	10/25/41	1,192,589
FNMA REMIC Series 2012-111, Class B
201,737	7.000	10/25/42	230,618
FNMA REMIC Series 2012-153, Class B
707,003	7.000	07/25/42	829,134
FNMA REMIC Series 2015
1,000,000	6.054	10/01/45	158,218
FNMA REMIC Series 2015-79
3,075,000	5.506	10/01/45	412,242

			4,481,348

Sequential Floating Rate(a) – 1.1%
FHLMC REMIC Series 4103, Class BF
1,974,711	0.557	12/15/38	1,979,783
FNMA REMIC Series 2011-63, Class FG
259,823	0.644	07/25/41	261,485
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(c)
732,509	3.750	04/25/52	758,706

			2,999,974

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Support – 0.6%
FNMA REMIC Series 2005-59, Class KZ
$1,501,337	5.500%	07/25/35	$1,672,228

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$16,013,689

Commercial Mortgage-Backed Securities – 13.1%
Sequential Fixed Rate – 4.5%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
$3,873,706	5.602%	06/11/50	$4,133,488
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
2,000,000	4.317	11/25/19	2,208,542
FHLMC Multifamily Structured Pass-Through Certificates Series K027, Class A2
1,400,000	2.637	01/25/23	1,429,425
FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
3,450,000	3.111	02/25/23	3,631,235
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
1,400,000	2.811	01/25/25	1,417,146

			12,819,836

Sequential Floating Rate(a) – 8.6%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
150,000	5.794	04/10/49	157,470
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
2,249,692	6.263	12/10/49	2,421,681
Commercial Mortgage Trust Series 2007-C9, Class A1A
2,282,285	5.989	12/10/49	2,415,940
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3
5,739,171	5.998	06/15/38	5,801,430
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
700,000	3.034	10/25/20	736,292
GS Mortgage Securities Trust Series 2007-GG10, Class A4
3,587,738	5.988	08/10/45	3,788,034
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
746,705	5.866	09/15/45	800,702
ML-CFC Commercial Mortgage Trust Series 2006-2, Class A4
3,423,816	5.879	06/12/46	3,483,787
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	51,924
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	51,425
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
1,095,859	5.509	11/12/49	1,139,522
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A
2,045,838	6.009	06/15/45	2,090,694

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – (continued)
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(c)
$1,300,000	4.869%	02/15/44	$1,461,311

			24,400,212

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$37,220,048

Federal Agencies – 92.3%
Adjustable Rate FHLMC(a) – 0.1%
$95,718	2.493%	04/01/33	$101,981
44,788	2.360	09/01/33	47,723
22,075	2.232	10/01/34	23,445
37,209	2.375	11/01/34	39,744
37,456	2.465	02/01/35	40,014
126,233	2.451	06/01/35	134,753

			387,660

Adjustable Rate FNMA(a) – 0.5%
4,813	1.930	07/01/22	4,919
15,091	1.909	07/01/27	15,585
14,563	1.909	11/01/27	15,034
6,326	1.909	01/01/31	6,574
7,952	1.909	06/01/32	8,275
9,710	1.930	08/01/32	10,076
38,156	1.930	05/01/33	39,633
14,301	1.806	06/01/33	14,827
184,212	2.492	06/01/33	196,350
10,941	2.440	07/01/33	11,647
177,005	1.937	08/01/33	183,324
499	2.625	09/01/33	533
969	2.199	12/01/33	1,013
94,261	2.266	12/01/33	99,779
3,438	2.510	04/01/34	3,673
256,632	2.780	08/01/34	274,500
43,566	2.301	11/01/34	46,193
58,739	2.322	02/01/35	62,634
78,029	2.244	03/01/35	82,554
48,757	2.437	04/01/35	51,973
105,650	2.484	05/01/35	112,617
12,868	1.909	11/01/35	13,299
44,274	1.909	12/01/37	45,768
32,444	1.909	01/01/38	33,525
18,486	1.909	11/01/40	19,208

			1,353,513

Adjustable Rate GNMA(a) – 0.5%
27,015	1.750	06/20/23	27,541
13,287	1.625	07/20/23	13,566
13,414	1.625	08/20/23	13,698
34,495	1.625	09/20/23	35,232
10,470	1.750	03/20/24	10,699
92,486	1.750	04/20/24	94,501
10,248	1.750	05/20/24	10,473
75,159	1.750	06/20/24	76,824
17,047	2.000	06/20/24	17,504
26,067	1.625	07/20/24	26,671

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$27,143	2.000%	07/20/24	$27,884
47,725	1.625	08/20/24	48,838
24,109	2.000	08/20/24	24,771
22,874	1.625	09/20/24	23,411
27,966	2.000	11/20/24	28,751
11,180	2.000	12/20/24	11,496
17,288	2.500	12/20/24	18,029
19,415	2.000	01/20/25	19,967
10,395	2.000	02/20/25	10,693
36,064	2.000	05/20/25	37,118
30,844	2.000	07/20/25	31,759
13,553	1.750	02/20/26	13,903
727	1.625	07/20/26	747
18,592	1.750	01/20/27	19,102
16,295	2.000	01/20/27	16,813
13,935	1.750	02/20/27	14,320
101,903	1.750	04/20/27	104,718
10,783	1.750	05/20/27	11,083
12,581	1.750	06/20/27	12,932
4,638	1.625	11/20/27	4,772
16,293	1.625	12/20/27	16,767
33,569	1.750	01/20/28	34,548
12,383	1.750	02/20/28	12,746
13,838	1.750	03/20/28	14,246
57,451	1.625	07/20/29	59,220
31,925	1.625	08/20/29	32,911
7,757	1.625	09/20/29	8,008
31,940	1.625	10/20/29	32,960
39,598	1.625	11/20/29	40,868
8,635	1.625	12/20/29	8,908
12,170	1.750	01/20/30	12,563
5,626	1.750	02/20/30	5,809
32,313	1.750	03/20/30	33,362
35,973	1.750	04/20/30	37,138
55,328	1.750	05/20/30	57,122
40,134	2.000	05/20/30	41,706
8,432	1.750	06/20/30	8,695
79,195	2.000	07/20/30	82,192
15,612	2.000	09/20/30	16,233
27,705	1.625	10/20/30	28,631

			1,392,449

FHLMC – 15.1%
636	6.000	03/01/16	641
117	5.000	09/01/16	119
1,035	5.000	11/01/16	1,077
4,445	5.000	01/01/17	4,611
6,686	5.000	02/01/17	6,946
6,335	5.000	03/01/17	6,571
12,273	5.000	04/01/17	12,747
397	5.000	05/01/17	413
517	5.000	08/01/17	537
40,862	5.000	09/01/17	42,484
52,826	5.000	10/01/17	54,920
32,759	5.000	11/01/17	34,058
31,569	5.000	12/01/17	32,820

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$39,543	5.000%	01/01/18	$41,145
92,261	5.000	02/01/18	96,047
87,738	5.000	03/01/18	91,432
87,416	5.000	04/01/18	91,060
10,682	4.500	05/01/18	11,116
65,759	5.000	05/01/18	68,588
18,435	5.000	06/01/18	19,225
18,887	5.000	07/01/18	19,742
7,806	5.000	08/01/18	8,139
6,581	5.000	09/01/18	6,863
23,071	5.000	10/01/18	24,122
28,340	5.000	11/01/18	29,618
12,516	5.000	12/01/18	13,061
1,968	5.000	01/01/19	2,058
467	5.000	02/01/19	493
96,452	5.500	04/01/20	102,681
357,712	5.000	11/01/22	391,287
331,516	4.500	08/01/23	358,649
94,272	2.500	03/01/30	96,327
871,551	2.500	06/01/30	891,093
50,767	7.000	04/01/31	59,819
740,888	7.000	09/01/31	850,945
244,746	7.000	04/01/32	289,603
519,208	7.000	05/01/32	612,216
162,592	5.000	10/01/33	178,974
16,332	5.500	12/01/33	18,354
249,522	5.500	04/01/35	278,938
7,858	5.000	07/01/35	8,646
174,723	5.000	12/01/35	193,861
120,257	5.500	01/01/36	134,698
343	5.500	02/01/36	384
2,263	5.000	02/01/37	2,510
55,000	6.000	08/01/37	61,966
60,572	6.000	09/01/37	68,214
22,400	6.000	10/01/37	25,206
163,518	6.000	11/01/37	183,999
172,615	6.000	12/01/37	194,237
6,066	5.500	01/01/38	6,731
165,937	6.000	01/01/38	186,755
49,387	6.000	02/01/38	55,578
8,416	6.000	03/01/38	9,534
52,357	6.000	04/01/38	59,097
20,965	6.000	05/01/38	23,954
41,367	6.000	06/01/38	47,035
28,004	6.000	07/01/38	31,930
17,960	6.000	08/01/38	20,374
183,260	6.000	09/01/38	206,256
38,010	6.000	10/01/38	42,777
2,499	6.000	11/01/38	2,857
2,988	6.000	12/01/38	3,363
135,999	6.000	01/01/39	153,053
14,884	6.000	02/01/39	16,976
680,551	7.000	02/01/39	798,325
10,586	6.000	03/01/39	11,914
4,331	6.000	04/01/39	4,930
557,169	5.000	05/01/39	610,799

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$991,540	5.000%	07/01/39	$1,091,469
62,322	6.000	04/01/40	70,133
138,125	6.000	05/01/40	155,433
46,946	5.000	08/01/40	51,553
66,672	5.000	10/01/40	73,308
115,803	4.500	02/01/41	125,547
5,809	5.000	06/01/41	6,389
485,286	4.000	10/01/41	523,749
77,089	3.000	05/01/42	78,102
308,679	3.500	06/01/42	324,185
199,238	3.000	08/01/42	202,614
3,236,414	4.000	09/01/42	3,485,845
77,233	3.000	10/01/42	78,600
505,162	3.500	10/01/42	527,066
877,437	4.000	10/01/42	945,062
7,603,762	3.000	11/01/42	7,739,242
409,377	3.500	11/01/42	427,128
1,827,249	3.000	12/01/42	1,864,723
4,292,049	3.000	01/01/43	4,376,279
290,222	3.000	02/01/43	294,954
256,974	4.000	03/01/43	276,779
4,659,099	3.500	04/01/43	4,862,571
4,755,733	3.500	08/01/43	4,954,592
912,649	3.500	06/01/44	956,071
381,183	4.000	08/01/44	411,097
32,995	4.000	11/01/44	35,585
148,353	3.500	02/01/45	155,527
538,908	3.500	03/01/45	564,547

			42,673,648

FNMA – 38.5%
74	5.500	04/01/16	74
116	5.500	08/01/16	117
2,337	5.500	11/01/16	2,372
1,648	5.500	12/01/16	1,677
2,863	5.500	01/01/17	2,922
303	5.500	05/01/17	311
1,309	5.500	07/01/17	1,341
192	5.500	09/01/17	197
3,238	5.500	01/01/18	3,330
2,841	5.500	02/01/18	2,922
818,045	2.800	03/01/18	846,222
89,530	5.000	03/01/18	93,058
7,004	5.500	04/01/18	7,319
2,530,000	3.840	05/01/18	2,688,565
1,544	5.500	05/01/18	1,619
129,797	5.000	06/01/18	135,375
377,721	4.000	08/01/18	395,574
6,494	5.000	09/01/18	6,775
7,561	7.000	11/01/18	7,771
1,488	5.500	02/01/19	1,553
10,409	5.500	04/01/19	10,978
1,188	5.500	05/01/19	1,241
9,555	5.500	07/01/19	10,103
27,922	5.500	08/01/19	29,637
13,474	5.500	09/01/19	14,352

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$26,934	5.500%	10/01/19	$28,623
10,183	5.500	11/01/19	10,848
7,275	5.500	12/01/19	7,673
39,211	5.500	02/01/20	41,496
145,701	4.500	03/01/20	151,855
799,802	3.416	10/01/20	858,036
15,127	5.500	01/01/21	16,121
22,053	7.000	09/01/21	24,392
48,442	6.000	04/01/22	54,585
80,129	7.000	06/01/22	90,370
30,703	7.000	07/01/22	33,919
2,895	4.500	04/01/23	3,056
2,527,565	5.000	06/01/25	2,781,152
199,650	5.000	07/01/27	219,680
486	7.000	01/01/29	488
1,792	7.000	09/01/29	1,866
583,226	3.000	08/01/30	607,809
30,799	5.000	08/01/30	33,889
4,403,215	3.000	09/01/30	4,588,811
11,648	7.000	08/01/31	13,447
798	7.000	03/01/32	936
1,536	7.000	04/01/32	1,713
3,024	7.000	06/01/32	3,082
823	7.000	07/01/32	867
59,489	6.000	01/01/33	68,013
2,094	6.000	02/01/33	2,453
1,293	5.500	07/01/33	1,452
26,670	5.000	08/01/33	29,497
7,290	5.500	09/01/33	8,189
27,720	5.500	02/01/34	31,143
7,428	5.500	03/01/34	8,346
13,598	5.000	04/01/34	15,045
12,045	5.500	04/01/34	13,548
68	5.500	06/01/34	77
60,054	5.500	07/01/34	67,638
7,540	5.500	08/01/34	8,531
35,543	5.500	10/01/34	40,100
4,769	5.500	11/01/34	5,380
200,673	5.500	12/01/34	226,338
208,561	6.000	04/01/35	238,402
15,878	5.500	05/01/35	17,832
6,134	5.500	06/01/35	6,920
9,915	5.000	07/01/35	11,030
15,216	5.500	07/01/35	17,208
8,248	5.500	08/01/35	9,311
12,298	5.500	09/01/35	13,885
389,389	5.000	10/01/35	429,305
5,388	5.500	10/01/35	6,033
104,586	6.000	10/01/35	121,693
3,545	5.500	12/01/35	4,028
2,902	6.000	12/01/35	3,347
634,061	5.000	01/01/36	699,057
160	5.500	02/01/36	180
21,119	5.500	04/01/36	23,651
3,046	6.000	04/01/36	3,511
41,639	5.500	07/01/36	46,492

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$3,929	5.500%	02/01/37	$4,418
17,248	5.500	04/01/37	19,456
67,092	6.000	04/01/37	76,984
316	5.500	05/01/37	356
61,435	5.000	06/01/37	68,262
463	5.500	06/01/37	521
7,122	5.500	07/01/37	8,007
600,589	5.500	08/01/37	672,559
104,726	6.500	10/01/37	123,062
79,352	6.000	11/01/37	90,911
230	5.500	12/01/37	259
586	5.500	02/01/38	659
8,012	5.500	03/01/38	9,010
90,055	5.000	04/01/38	99,149
28,510	5.500	04/01/38	32,141
7,111	5.500	05/01/38	8,021
2,826	5.500	06/01/38	3,177
1,521	5.500	07/01/38	1,711
3,508	5.500	08/01/38	3,929
3,791	5.500	09/01/38	4,267
112,902	6.000	09/01/38	129,429
24,555	5.500	12/01/38	27,579
749,737	5.000	01/01/39	839,501
234,925	6.000	01/01/39	269,486
415,402	6.500	01/01/39	485,575
499,584	4.500	02/01/39	541,427
5,486	5.500	02/01/39	6,200
10,647	4.500	03/01/39	11,687
468,267	7.000	03/01/39	534,714
15,107	4.500	05/01/39	16,583
12,182	5.500	06/01/39	13,695
13,155	4.500	07/01/39	14,451
9,943	4.000	08/01/39	10,609
10,866	5.500	11/01/39	12,219
82,202	4.500	02/01/40	90,335
18,054	3.500	04/01/40	18,877
67,903	4.500	06/01/40	74,632
657,381	5.000	06/01/40	724,966
38,165	5.000	07/01/40	42,088
11,915	4.500	09/01/40	13,095
333,097	4.500	08/01/41	362,284
287,754	3.500	10/01/41	302,063
258,837	3.500	01/01/42	271,627
35,583	3.000	04/01/42	36,170
121,581	3.500	04/01/42	127,064
29,113	3.500	05/01/42	30,423
788,039	3.500	06/01/42	823,538
318,338	3.500	07/01/42	332,877
471,985	3.000	08/01/42	481,407
518,241	3.000	09/01/42	528,492
151,397	3.500	09/01/42	158,606
705,135	3.000	10/01/42	719,605
372,972	3.500	10/01/42	391,320
511,922	4.000	10/01/42	551,836
788,112	3.000	11/01/42	804,586
42,558	3.500	11/01/42	44,514

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$3,142,214	3.000%	12/01/42		$3,205,513
197,281	3.500	12/01/42		207,029
4,239,192	3.000	01/01/43		4,327,264
22,056	3.500	01/01/43		23,070
936,591	4.000	01/01/43		1,009,616
1,006,279	3.000	02/01/43		1,027,819
983,927	3.500	02/01/43		1,031,002
2,344,012	3.000	03/01/43		2,394,135
3,764,677	3.500	03/01/43		3,942,021
2,288,761	3.000	04/01/43		2,336,557
832,300	2.500	05/01/43		816,204
2,897,609	3.000	05/01/43		2,957,174
35,682	3.500	05/01/43		37,323
531,311	3.000	06/01/43		540,193
963,157	3.500	06/01/43		1,010,236
789,608	3.000	07/01/43		806,224
3,047,533	3.500	07/01/43		3,191,585
97,989	3.000	08/01/43		99,543
1,433,804	3.500	08/01/43		1,498,355
434,457	3.000	09/01/43		441,348
47,873	3.000	10/01/43		48,632
955,602	5.000	03/01/44		1,053,105
72,783	3.500	08/01/44		75,981
235,975	3.500	09/01/44		246,542
1,208,099	4.000	10/01/44		1,301,327
29,071	3.500	12/01/44		30,407
131,071	5.000	12/01/44		144,445
76,685	3.500	01/01/45		80,571
507,005	3.500	02/01/45		531,734
933,509	4.000	02/01/45		1,001,626
405,361	3.500	03/01/45		425,478
53,358	3.500	07/01/45		55,712
8,282,120	3.500	08/01/45		8,647,126
14,831,589	3.500	09/01/45		15,481,927
10,000,000	3.000	TBA-30yr	(d)	10,132,812
11,000,000	4.500	TBA-30yr	(d)	11,924,688

				109,172,497

GNMA – 37.6%
78,018	5.500	07/15/20		82,504
254,850	3.950	07/15/25		277,961
7,186	6.000	04/15/26		8,124
687	6.500	01/15/32		788
1,661	6.500	02/15/32		1,905
788,089	5.500	04/15/33		897,886
7,777	5.000	11/15/33		8,691
1,796	6.500	08/15/34		2,112
1,457	6.500	02/15/36		1,706
4,055	6.500	03/15/36		4,751
7,616	6.500	04/15/36		8,841
22,773	6.500	05/15/36		26,678
15,906	6.500	06/15/36		18,633
100,925	6.500	07/15/36		119,773
91,165	6.500	08/15/36		106,731
137,671	6.500	09/15/36		160,622
61,494	6.500	10/15/36		71,392

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$88,097	6.500%	11/15/36		$102,546
34,409	6.500	12/15/36		39,979
15,561	6.500	01/15/37		18,035
4,073	6.500	03/15/37		4,773
11,000	6.500	04/15/37		12,848
8,157	6.500	05/15/37		9,441
4,894	6.500	08/15/37		5,689
28,093	6.500	09/15/37		32,549
29,144	6.500	10/15/37		33,418
16,066	6.500	11/15/37		18,821
5,852	6.500	05/15/38		6,807
7,650	6.500	11/15/38		8,936
4,994	6.500	02/15/39		5,825
222,110	4.500	12/20/39		241,288
890,803	5.000	01/20/40		977,183
59,445	4.500	02/20/40		64,796
172,144	4.500	05/20/40		187,640
597,232	5.000	07/15/40		666,884
349,550	3.500	09/15/42		366,955
1,756,475	3.500	10/15/44		1,839,692
323,258	3.500	01/15/45		338,702
1,343,658	3.500	02/15/45		1,407,851
993,605	4.000	07/20/45		1,061,799
18,961,135	3.500	08/20/45		19,895,860
8,979,881	4.000	08/20/45		9,599,002
9,000,000	3.500	09/20/45		9,443,672
11,000,000	4.000	09/20/45		11,758,398
7,000,000	3.500	TBA-30yr	(d)	7,330,156
37,000,000	4.000	TBA-30yr	(d)	39,394,842

				106,673,485

TOTAL FEDERAL AGENCIES				$261,653,252

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $312,820,164)				$314,886,989

Asset-Backed Securities – 8.1%
Auto(c) – 0.4%
Ford Credit Auto Owner Trust Series 2015-1, Class A
$1,200,000	2.120%	07/15/26		$1,204,795

Collateralized Loan Obligations(a)(c) – 4.4%
ARES XII CLO Ltd. Series 2007-12A, Class A
1,052,142	0.912	11/25/20		1,040,918
Brentwood CLO Corp. Series 2006-1A, Class A1B
562,719	0.548	02/01/22		553,265
Four Corners CLO II Ltd. Series 2006-2A, Class A
1,143,420	0.565	01/26/20		1,129,276
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A
1,450,000	1.727	07/25/27		1,428,988
OFSI Fund VI Ltd. Series 2014-6A, Class A1
2,100,000	1.300	03/20/25		2,042,128
Parallel Ltd. Series 2015-1A, Class A
1,050,000	1.752	07/20/27		1,041,918

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(c) – (continued)
Parallel Ltd. Series 2015-1A, Class B
$250,000	2.352%	07/20/27	$243,746
Shackleton CLO Ltd. Series 2014-5A, Class A
1,600,000	1.811	05/07/26	1,586,309
Trinitas CLO III Ltd. Series 2015-3A, Class A2
1,800,000	1.702	07/15/27	1,784,342
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM
1,550,000	1.737	07/16/27	1,516,675

			12,367,565

Home Equity(a) – 0.1%
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
20,912	0.427	12/15/29	19,579
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A
104,553	0.487	02/15/34	94,123
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII
108,858	0.679	03/25/34	105,395

			219,097

Student Loan(a) – 3.2%
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c)
1,526,726	0.994	06/25/26	1,508,663
Goal Capital Funding Trust Series 2007-1, Class A3
629,928	0.416	09/25/28	623,286
Nelnet Student Loan Trust Series 2006-2, Class A5
2,400,000	0.395	01/25/30	2,345,712
SLM Student Loan Trust Series 2006-2, Class A5
2,685,540	0.405	07/25/25	2,666,875
SLM Student Loan Trust Series 2006-4, Class A5
1,148,617	0.395	10/27/25	1,137,956
SLM Student Loan Trust Series 2014-2, Class A2
800,000	0.544	10/25/21	793,726

			9,076,218

TOTAL ASSET-BACKED SECURITIES
(Cost $22,993,651)			$22,867,675

Shares	Rate	Value

Investment Company(e) – 2.5%
Goldman Sachs Financial Square Government Fund – FST Shares
7,164,780	0.006%	$7,164,780
(Cost $7,164,780)

TOTAL INVESTMENTS – 121.7%
(Cost $342,978,595)		$344,919,444

LIABILITIES IN EXCESS OF OTHER ASSETS – (21.7)%		(61,579,408)

NET ASSETS – 100.0%		$283,340,036

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $17,301,040, which represents approximately 6.1% of net assets as of September 30, 2015.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $68,782,498 which represents approximately 24.3% of net assets as of September 30, 2015.
(e)	Represents an Affiliated Fund.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	10/14/15	$(7,000,000)	$(7,282,187)
FNMA	3.000	TBA-15yr	10/19/15	(3,000,000)	(3,123,750)
FNMA	3.500	TBA-30yr	10/14/15	(17,000,000)	(17,730,470)
TOTAL (Proceeds Receivable: $27,956,523)					$(28,136,407)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	33	December 2015	$5,293,406	$93,952
2 Year U.S. Treasury Notes	(12)	December 2015	(2,628,375)	69
5 Year U.S. Treasury Notes	(13)	December 2015	(1,566,703)	384
10 Year U.S. Treasury Notes	117	December 2015	15,061,922	167,112
20 Year U.S. Treasury Bonds	(40)	December 2015	(6,293,750)	(74,158)
TOTAL				$187,359

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$10,100	(b)	06/24/21	2.923%	3 month LIBOR	$(9,961)	$140,843
12,720		09/02/22	2.810	3 month LIBOR	5,727	63,977
4,100	(b)	12/16/22	3 month LIBOR	2.250%	(61,543)	(69,004)
3,300	(b)	12/16/25	3 month LIBOR	2.500	(64,977)	(67,951)
2,600	(b)	06/24/29	3 month LIBOR	3.218	16,361	(129,716)
3,040	(b)	09/02/30	3 month LIBOR	3.005	13,358	(61,113)
8,000		12/16/30	2.500	3 month LIBOR	(59,960)	236,751
2,600	(b)	12/16/35	3 month LIBOR	2.500	73,155	(91,439)
TOTAL					$(87,840)	$22,348

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Barclays Bank PLC	Tranches of Commercial Mortgage-Backed Index AAA Series 7	$7,000	0.500%	01/17/47	0.849%	$(224,341)	$(69,294)
Deutsche Bank Securities, Inc.		7,500	0.500	01/17/47	0.849	(214,588)	(100,020)
Morgan Stanley & Co. International PLC		10,000	0.500	01/17/47	106.328	(413,044)	(6,435)
TOTAL						$(851,973)	$(175,749)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2015, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Dynamic Emerging Markets Debt	$5,600,000	$5,600,019	$5,714,593
Emerging Markets Debt	3,100,000	3,100,010	3,163,435

REPURCHASE AGREEMENTS — At September 30, 2015, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Dynamic Emerging Markets Debt	Emerging Markets Debt
BNP Paribas Securities Co.	0.110%	$2,220,517	$1,229,215
Citigroup Global Markets, Inc.	0.120	1,823,689	1,009,542
Merrill Lynch & Co., Inc.	0.140	1,555,794	861,243
TOTAL		$5,600,000	$3,100,000

At September 30, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.270%	05/14/18
Federal Home Loan Banks	1.625 to 5.625	06/13/16 to 09/07/32
Federal Home Loan Mortgage Corp.	2.500 to 8.000	10/01/16 to 07/01/45
Federal National Mortgage Association	1.250 to 6.500	04/01/16 to 10/01/45
Government National Mortgage Association	3.000 to 7.000	05/15/18 to 09/20/45
United States Inflation Indexed Bonds	0.125	07/15/22
United States Treasury Note	0.500 to 2.375	09/30/16 to 12/31/20
United States Treasury Stripped Securities	0.000	02/15/27 to 05/15/44

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2015 (Unaudited)

Dynamic Emerging Markets Debt Fund
Assets:
Investments of unaffiliated issuers, at value (cost $32,037,802, $1,124,345,784, $4,732,223,244, $3,698,512,602, $423,217,147, $1,304,915,290 and $335,813,815)	$29,308,386
Investments of affiliated issuers, at value (cost $0, $0, $114,348,213, $202,666,754, $3,747,934, $21,654,935 and $7,164,780)	—
Repurchase agreement, at value which equals cost	5,600,000
Cash	719,893
Foreign currencies, at value (cost $141,283, $491,817, $0, $0, $15,114, $11,511,927 and $0, respectively)	141,832
Unrealized gain on swap contracts	53,368
Unrealized gain on non-deliverable bond forwards contracts	1,022
Unrealized gain on forward foreign currency exchange contracts	240,129
Variation margin on certain derivative contracts	—
Receivables:
Fund shares sold	475,561
Interest	409,532
Investments sold	312,356
Investments sold on an extended-settlement basis	—
Collateral on certain derivative contracts(a)	83,303
Reimbursement from investment adviser	39,560
Due from broker — upfront payment	2,128
Foreign tax reclaims	—
Collateral on Reverse Repurchase agreements	—
Upfront payments made on swap contracts	—
Other assets	3,165
Total assets	37,390,235

Liabilities:
Reverse Repurchase Agreement, at value	—
Forward sale contracts, at value (proceeds received $27,956,523 for U.S. Mortgages Fund)	—
Unrealized loss on swap contracts	102,240
Unrealized loss on forward foreign currency exchange contracts	415,431
Variation margin on certain derivative contracts	484
Payables:
Investments purchased	2,213,360
Investments purchased on an extended — settlement basis	—
Upfront payments received on swap contracts	38,933
Management fees	16,672
Distributions payable	12,778
Fund shares redeemed	9,223
Distribution and Service fees and Transfer Agency fees	1,019
Collateral on certain derivative contracts	—
Interest Payable on Borrowings	—
Due to broker — upfront payment	—
Payable for Unfunded Loan Commitments	—
Accrued expenses and other liabilities	135,159
Total liabilities	2,945,299

Net Assets:
Paid-in capital	$39,599,374
Undistributed (distributions in excess of) net investment income	(1,379,981)
Accumulated net realized gain (loss)	(821,326)
Net unrealized gain (loss)	(2,953,131)
NET ASSETS	$34,444,936
Net Assets:
Class A	$576,279
Class C	56,822
Institutional	33,768,549
Service	—
Separate Account Institutional	—
Class IR	21,740
Class R	21,546
Class R6(b)	—
Total Net Assets	$34,444,936
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	73,342
Class C	7,209
Institutional	4,283,839
Service	—
Separate Account Institutional	—
Class IR	2,764
Class R	2,734
Class R6(b)	—
Net asset value, offering and redemption price per share:(c)
Class A	$7.86
Class C	7.88
Institutional	7.88
Service	—
Separate Account Institutional	—
Class IR	7.86
Class R	7.88
Class R6(b)	—

(a)	Includes segregated cash of $13,315, $2,881,532, $595,000, $647,008 and $520,000 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, relating to initial margin requirements and collateral on futures transactions. Also includes amounts segregated for initial margin on swap transactions of $69,988, $6,038,805, $2,228,383, $1,127,503, $22,993,005 and $1,133,918 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.
(b)	Commenced operations on July 31, 2015.
(c)	Maximum public offering price per share for Class A Shares of Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $8.23, $12.40, $6.55, $9.86, $9.38, $6.26 and $11.08, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$1,031,590,369	$4,352,867,210	$3,553,392,673	$420,779,244	$937,556,160	$337,754,664
—	114,348,213	202,665,903	3,747,934	21,654,935	7,164,780
3,100,000	—	—	—	—	—
508,518	51,679,010	52,451,727	4,166,050	9,647,304	2,925,790
508,939	—	—	14,858	11,503,693	—
2,695,190	—	—	—	16,502,507	—
—	—	—	—	1,772	—
9,460,848	239,515	138,030	—	14,335,203	—
—	1,756,983	29,554	16,335	347,779	3,584

3,637,984	17,771,458	5,503,281	395,141	3,201,722	120,718
17,190,364	85,433,702	22,103,546	4,298,014	14,823,580	851,012
9,869,186	63,166,053	3,329,642	933,175	21,815,398	5,918
—	14,406,655	104,687,272	—	—	84,400,542
8,920,337	—	2,228,383	1,722,503	23,640,013	1,653,918
43,314	—	—	42,649	—	74,783
—	—	—	—	—	—
—	23,278	—	—	—	—
494,000	10,558,829	399,000	—	—	—
—	—	—	—	108,901	—
10,827	36,860	25,108	3,891	9,399	2,314
1,088,029,876	4,712,287,766	3,946,954,119	436,119,794	1,075,148,366	434,958,023

8,123,805	119,075,938	4,500,000	—	154,438	—
—	—	—	—	—	28,136,407
3,737,026	—	—	1,135	30,048,427	175,749
2,582,859	35,844	2,492	—	13,071,867	—
68,919	—	—	72,840	—	15,410

7,954,373	8,275,810	7,202	346	143,239	121,486,113
373,282	17,219,462	91,794,002	—	—	501,802
2,591,392	—	—	11,449	432,302	851,973
701,006	2,580,275	1,712,057	120,466	700,790	76,107
268,253	1,173,603	70,100	104,313	106,175	92,772
31,451,334	139,085,936	33,044,064	1,494,825	35,030,699	84,332
87,217	319,311	133,228	21,906	90,500	18,708
—	—	—	—	6,110,000	40,000
54,364	363,220	1,891	—	148	—
—	—	—	—	42,924	—
—	—	1,510,067	—	—	—
306,605	581,662	138,940	99,877	526,514	138,614
58,300,435	288,711,061	132,914,043	1,927,157	86,458,023	151,617,987

$1,140,613,898	$4,882,621,806	$4,005,441,449	$435,237,431	$1,663,153,106	$283,419,138
22,905,969	(5,801,234)	1,776,038	802,135	(94,194,507)	949,533
(48,243,072)	(72,125,122)	(47,198,857)	838,357	(199,317,261)	(2,823,559)
(85,547,354)	(381,118,745)	(145,978,554)	(2,685,286)	(380,950,995)	1,794,924
$1,029,729,441	$4,423,576,705	$3,814,040,076	$434,192,637	$988,690,343	$283,340,036

$90,928,812	$338,621,576	$6,838,780	$26,625,431	$169,989,182	$33,701,241
27,531,764	59,155,369	1,862,249	—	7,055,908	—
897,149,191	3,983,236,865	3,804,051,060	159,974,679	806,229,348	50,853,562
—	15,851,706	—	—	—	—
—	—	—	246,483,593	—	196,621,709
14,109,851	10,827,264	1,276,827	1,098,985	5,415,905	2,153,469
—	15,874,386	11,160	—	—	—
9,823	9,539	—	9,949	—	10,055
$1,029,729,441	$4,423,576,705	$3,814,040,076	$434,192,637	$988,690,343	$283,340,036

7,677,019	54,094,654	709,400	2,948,326	28,444,129	3,161,906
2,325,440	9,439,022	193,138	—	1,178,683	—
75,645,001	634,481,161	394,232,477	17,710,496	135,036,364	4,759,757
—	2,534,160	—	—	—	—
—	—	—	27,280,719	—	18,445,052
1,189,721	1,726,067	132,201	121,620	907,591	201,500
—	2,536,657	1,157	—	—	—
828	1,518	—	1,101	—	941

$11.84	$6.26	$9.64	$9.03	$5.98	$10.66
11.84	6.27	9.64	—	5.99	—
11.86	6.28	9.65	9.03	5.97	10.68
—	6.26	—	—	—	—
—	—	—	9.04	—	10.66
11.86	6.27	9.66	9.04	5.97	10.69
—	6.26	9.65	—	—	—
11.86	6.29	—	9.03	—	10.68

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2015 (Unaudited)

Dynamic Emerging Markets Debt Fund
Investment income:
Interest, net of allowances — (net of foreign withholding taxes of $5,819, $671, $0, $0, $0, $393,348 and $0, respectively)	$560,594
Dividends — unaffiliated issuers	—
Dividends — affiliated issuers	—
Total investment income	560,594

Expenses:
Management fees	94,521
Transfer Agency fees(a)	4,555
Distribution and Service fees(a)	1,215
Custody, accounting and administrative services	100,379
Professional fees	53,748
Registration fees	36,140
Printing and mailing costs	17,946
Trustee fees	6,107
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	3,087
Total expenses	317,698
Less — expense reductions	(222,238)
Net expenses	95,460
NET INVESTMENT INCOME	465,134

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(371,512)
Investments — affiliated issuers	—
Futures contracts	(1,295)
Written options	—
Swap contracts	(59,616)
Non-deliverable bond forward contracts	(2,239)
Forward foreign currency exchange contracts	(24,812)
Foreign currency transactions	(33,372)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(1,648,830)
Investments — affiliated issuers	—
Futures contracts	9,979
Non-deliverable bond forward contracts	1,022
Swap contracts	28,898
Forward foreign currency exchange contracts	(109,594)
Foreign currency translation	8,002
Net realized and unrealized loss	(2,203,369)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,738,235)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R	Class R6(b)
$854	$304	$57	$444	$39	$4,043	$—	$—	$14	$15	$—
120,158	149,579	—	62,482	19,445	236,803	—	—	9,394	—	1
523,710	334,875	42,980	272,329	43,534	965,819	3,474	—	8,241	11,175	1
19,253	9,594	28	10,012	1,247	836,855	—	—	641	7	—
35,280	—	—	18,345	—	33,882	—	50,364	694	—	1
217,222	42,811	—	112,956	5,565	217,348	—	—	2,497	—	—
40,480	—	—	21,049	—	9,642	—	39,325	1,260	—	1

(b)	Commenced operations on July 31, 2015.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$40,264,348	$173,029,945	$98,001,050	$8,972,905	$41,383,454	$3,629,707
—	131,695	—	54,569	—	—
—	8,716	680,766	566	1,521	2,009
40,264,348	173,170,356	98,681,816	9,028,040	41,384,975	3,631,716

5,298,062	17,531,854	11,316,610	901,045	5,728,143	558,319
328,125	1,304,573	848,762	103,286	338,366	71,277
269,737	901,565	28,875	35,280	260,033	40,480
199,043	206,492	537,873	53,205	477,266	134,156
54,665	69,187	70,669	54,925	56,511	62,093
46,219	77,201	53,794	21,749	53,998	31,281
180,603	90,653	20,518	12,317	28,267	9,876
10,313	26,490	20,045	10,642	9,690	8,626
—	21,716	—	—	—	—
—	21,716	—	—	—	—
29,684	49,159	44,486	15,442	27,647	5,923
6,416,451	20,300,606	12,941,632	1,207,891	6,979,921	922,031
(162,875)	(117,396)	(345,131)	(299,084)	(842,248)	(329,926)
6,253,576	20,183,210	12,596,501	908,807	6,137,673	592,105
34,010,772	152,987,146	86,085,315	8,119,233	35,247,302	3,039,611

(35,466,143)	(55,903,592)	(9,067,889)	(1,579,368)	(89,196,462)	139,699
—	—	(696,892)	—	—	—
4,505,745	(5,056,615)	—	88,705	82,961	959,109
—	—	—	—	—	(126,530)
(5,415,952)	(1,627,583)	(1,597,008)	1,193,911	(5,457,181)	37,372
—	—	—	—	(1,002,857)	—
900,388	(287,990)	(1,054,497)	—	1,051,703	—
2,293,455	1,026,354	1,175,402	—	(4,775,461)	—

(22,014,841)	(355,213,026)	(106,587,907)	(19,936,569)	(84,396,999)	(2,302,311)
—	—	(21,352)	—	—	—
(50,079)	781,597	—	(227,715)	(425,412)	308,477
—	—	—	—	1,772	—
7,164,837	1,098,882	330,099	(1,326,638)	862,739	(378,197)
1,797,064	(1,248,256)	(773,038)	—	(2,516,709)	—
184,421	44,685	(50,096)	276	1,152,222	—
(46,101,105)	(416,385,544)	(118,343,178)	(21,787,398)	(184,619,684)	(1,362,381)
$(12,090,333)	$(263,398,398)	$(32,257,863)	$(13,668,165)	$(149,372,382)	$1,677,230

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Emerging Markets Debt Fund
	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$465,134	$1,223,040
Net realized gain (loss)	(492,846)	(1,541,219)
Net change in unrealized loss	(1,710,523)	(1,117,846)
Net increase (decrease) in net assets resulting from operations	(1,738,235)	(1,436,025)

Distributions to shareholders:
From net investment income
Class A Shares	(13,263)	(9,355)
Class B Shares(a)	—	—
Class C Shares	(954)	(2,955)
Institutional Shares	(422,756)	(1,084,108)
Service Shares	—	—
Class IR Shares	(476)	(963)
Class R Shares	(416)	(846)
Class R6 Shares(b)	—	—
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Return of capital
Class A Shares	—	(677)
Class B Shares(a)	—	—
Class C Shares	—	(214)
Institutional Shares	—	(78,456)
Service Shares	—	—
Class IR Shares	—	(70)
Class R Shares	—	(61)
Total distributions to shareholders	(437,865)	(1,177,705)

From share transactions:
Proceeds from sales of shares	20,479,315	11,813,819
Reinvestment of distributions	424,176	714,613
Cost of shares redeemed(c)	(626,272)	(17,897,771)
Net increase (decrease) in net assets resulting from share transactions	20,277,219	(5,369,339)
TOTAL INCREASE (DECREASE)	18,101,119	(7,983,069)

Net assets:
Beginning of period	16,343,817	24,326,886
End of period	$34,444,936	$16,343,817
Distribution in excess of net investment income	$(1,379,981)	$(1,407,250)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.
(c)	Net of $1,578 and $1,483, $22,254 and $23,053, and $98,815 and $223,350 of redemption fees for Dynamic Emerging Markets Debt, Emerging Markets Debt and High Yield Funds, respectively, for the six months ended September 30, 2015 and the fiscal year ended March 31, 2015, respectively.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund		High Yield Fund
For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015

$34,010,772	$74,591,633	$152,987,146	$282,475,705
(33,182,507)	51,452,944	(61,849,426)	25,338,002
(12,918,598)	(69,951,184)	(354,536,118)	(228,603,218)
(12,090,333)	56,093,393	(263,398,398)	79,210,489

(2,339,709)	(4,003,181)	(11,335,495)	(25,025,943)
—	—	—	(284,014)
(615,552)	(1,082,903)	(1,565,842)	(3,635,326)
(30,480,352)	(67,829,030)	(139,089,758)	(248,965,574)
—	—	(457,147)	(851,009)
(369,827)	(703,551)	(359,976)	(828,194)
—	—	(444,605)	(892,063)
(93)	—	(93)	—

—	—	—	(9,750,531)
—	—	—	(1,497,617)
—	—	—	(90,622,036)
—	—	—	(331,483)
—	—	—	(291,362)
—	—	—	(342,096)

—	—	—	(296,537)
—	—	—	(3,365)
—	—	—	(43,076)
—	—	—	(2,950,042)
—	—	—	(10,084)
—	—	—	(9,813)
—	—	—	(10,570)
(33,805,533)	(73,618,665)	(153,252,916)	(386,640,735)

235,728,371	817,379,947	608,194,117	2,381,930,006
32,179,429	71,347,084	146,027,416	365,387,845
(899,004,541)	(609,926,689)	(1,493,410,873)	(1,996,852,634)
(631,096,741)	278,800,342	(739,189,340)	750,465,217
(676,992,607)	261,275,070	(1,155,840,654)	443,034,971

1,706,722,048	1,445,446,978	5,579,417,359	5,136,382,388
$1,029,729,441	$1,706,722,048	$4,423,576,705	$5,579,417,359
$22,905,969	$22,700,730	$(5,801,234)	$(5,535,464)

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund
	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$86,085,315	$164,221,651
Net realized gain (loss)	(11,240,884)	(31,551,633)
Net change in unrealized gain (loss)	(107,102,294)	(45,046,641)
Net increase (decrease) in net assets resulting from operations	(32,257,863)	87,623,377

Distributions to shareholders:
From net investment income
Class A Shares	(287,870)	(414,673)
Class C Shares	(28,890)	(59,907)
Institutional Shares	(85,741,673)	(164,500,555)
Separate Account Institutional Shares	—	—
Class IR Shares	(19,768)	(36,691)
Class R Shares	(198)	(362)
Class R6 Shares(a)	—	—
From net realized gains
Class A Shares	—	(745)
Class C Shares	—	(243)
Institutional Shares	—	(503,521)
Separate Account Institutional Shares	—	—
Class IR Shares	—	(106)
Class R Shares	—	(1)
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(86,078,399)	(165,516,804)

From share transactions:
Proceeds from sales of shares	815,839,339	2,105,568,828
Reinvestment of distributions	85,666,238	164,611,767
Cost of shares redeemed	(1,065,096,239)	(2,297,042,086)
Net increase (decrease) in net assets resulting from share transactions	(163,590,662)	(26,861,491)
TOTAL INCREASE (DECREASE)	(281,926,924)	(104,754,918)

Net assets:
Beginning of period	4,095,967,000	4,200,721,918
End of period	$3,814,040,076	$4,095,967,000
Undistributed net investment income	$1,776,038	$1,769,122

(a)	Commenced operations on July 31, 2015.
(b)	Net of $31,073 and $110,728 of redemption fees for Local Emerging Markets Debt Fund for the six months ended September 30, 2015, and for fiscal year ended March 31, 2015, respectively.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Investment Grade Credit Fund		Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015		For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015

$8,119,233	$16,206,086	$35,247,302		$90,787,502		$3,039,611	$4,639,878
(296,752)	10,622,770	(99,297,297)		(132,303,398)		1,009,650	5,632,371
(21,490,646)	3,122,983	(85,322,387)		(183,094,157)		(2,372,031)	2,707,661
(13,668,165)	29,951,839	(149,372,382)		(224,610,053)		1,677,230	12,979,910

(463,561)	(808,807)	(4,499,673)		—		(399,132)	(212,519)
—	—	(192,452)		—		—	—
(3,073,513)	(5,947,438)	(30,344,808)		—		(674,711)	(975,492)
(4,565,466)	(9,498,885)	—		—		—	—
(18,880)	(25,838)	(103,346)		—		(26,255)	(22,895)
—	—	—		—		(2,754,914)	(5,034,660)
(60)	—	—		—		(47)	—

—	(490,118)	—		—		—	—
—	—	—		—		—	—
—	(3,426,260)	—		—		—	—
—	(5,274,687)	—		—		—	—
—	(14,072)	—		—		—	—
—	—	—		—		—	—

—	—	—		(5,527,377)		—	—
—	—	—		(659,120)		—	—
—	—	—		(93,999,207)		—	—
—	—	—		(296,968)		—	—
(8,121,480)	(25,486,105)	(35,140,279)		(100,482,672)		(3,855,059)	(6,245,566)

30,387,352	117,910,821	206,314,889		787,207,165		33,005,396	109,326,915
7,487,912	23,690,592	33,696,381		95,950,913		3,335,643	5,327,191
(49,441,775)	(156,510,008)	(454,781,811	)(b)	(1,090,151,515	)(b)	(25,781,614)	(73,294,927)
(11,566,511)	(14,908,595)	(214,770,541)		(206,993,437)		10,559,425	41,359,179
(33,356,156)	(10,442,861)	(399,283,202)		(532,086,162)		8,381,596	48,093,523

467,548,793	477,991,654	1,387,973,545		1,920,059,707		274,958,440	226,864,917
$434,192,637	$467,548,793	$988,690,343		$1,387,973,545		$283,340,036	$274,958,440
$802,135	$804,382	$(94,194,507)		$(94,301,530)		$949,533	$21,937

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$8.59	$0.17	$(0.74)	$(0.57)	$(0.16)	$—	$(0.16)
2015 - C	8.61	0.14	(0.74)	(0.60)	(0.13)	—	(0.13)
2015 - Institutional	8.62	0.19	(0.75)	(0.56)	(0.18)	—	(0.18)
2015 - IR	8.60	0.19	(0.76)	(0.57)	(0.17)	—	(0.17)
2015 - R	8.62	0.16	(0.75)	(0.59)	(0.15)	—	(0.15)

FOR THE FISCAL YEAR ENDED MARCH 31,
2015 - A	9.45	0.37	(0.86)	(0.49)	(0.34)	(0.03)	(0.37)
2015 - C	9.46	0.32	(0.87)	(0.55)	(0.27)	(0.03)	(0.30)
2015 - Institutional	9.46	0.42	(0.86)	(0.44)	(0.37)	(0.03)	(0.40)
2015 - IR	9.44	0.41	(0.86)	(0.45)	(0.36)	(0.03)	(0.39)
2015 - R	9.46	0.36	(0.85)	(0.49)	(0.32)	(0.03)	(0.35)

FOR THE PERIOD ENDED MARCH 31,
2014 - A (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.23)	(0.11)	(0.34)
2014 - C (Commenced May 31, 2013)	10.00	0.25	(0.51)	(0.26)	(0.17)	(0.11)	(0.28)
2014 - Institutional (Commenced May 31, 2013)	10.00	0.32	(0.50)	(0.18)	(0.25)	(0.11)	(0.36)
2014 - IR (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.24)	(0.11)	(0.35)
2014 - R (Commenced May 31, 2013)	10.00	0.27	(0.49)	(0.22)	(0.21)	(0.11)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$7.86	(6.69)%	$576	1.23	%(d)	3.37	%(d)	4.13	%(d)	50%
7.88	(7.13)	57	1.98	(d)	4.12	(d)	3.38	(d)	50
7.88	(6.62)	33,769	0.89	(d)	3.01	(d)	4.45	(d)	50
7.86	(6.68)	22	0.98	(d)	3.12	(d)	4.39	(d)	50
7.88	(6.90)	22	1.48	(d)	3.62	(d)	3.88	(d)	50

8.59	(5.43)	665	1.24		3.45		4.13		179
8.61	(5.91)	62	1.99		3.66		3.37		179
8.62	(4.87)	15,571	0.90		2.57		4.47		179
8.60	(4.98)	23	1.00		2.77		4.37		179
8.62	(5.44)	23	1.49		3.27		3.87		179

9.45	(2.03)	99	1.27	(d)	3.67	(d)	3.97	(d)	140
9.46	(2.52)	59	2.01	(d)	5.31	(d)	3.27	(d)	140
9.46	(1.67)	24,119	0.93	(d)	4.21	(d)	4.17	(d)	140
9.44	(1.98)	24	1.03	(d)	4.19	(d)	4.00	(d)	140
9.46	(2.14)	24	1.52	(d)	5.22	(d)	3.50	(d)	140

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$12.33	$0.30	$(0.49)	$(0.19)	$(0.30)	$—	$—	$(0.30)
2015 - C	12.33	0.25	(0.49)	(0.24)	(0.25)	—	—	(0.25)
2015 - Institutional	12.35	0.32	(0.49)	(0.17)	(0.32)	—	—	(0.32)
2015 - IR	12.35	0.32	(0.50)	(0.18)	(0.31)	—	—	(0.31)
2015 - R6 (Commenced July 31, 2015)	12.18	0.11	(0.32)	(0.21)	(0.11)	—	—	(0.11)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	12.40	0.52	(0.07)	0.45	(0.52)	—	—	(0.52)
2015 - C	12.39	0.43	(0.07)	0.36	(0.42)	—	—	(0.42)
2015 - Institutional	12.41	0.57	(0.07)	0.50	(0.56)	—	—	(0.56)
2015 - IR	12.41	0.56	(0.07)	0.49	(0.55)	—	—	(0.55)
2014 - A	13.28	0.55	(0.70)	(0.15)	(0.50)	(0.20)	(0.03)	(0.73)
2014 - C	13.27	0.46	(0.70)	(0.24)	(0.41)	(0.20)	(0.03)	(0.64)
2014 - Institutional	13.29	0.59	(0.69)	(0.10)	(0.55)	(0.20)	(0.03)	(0.78)
2014 - IR	13.29	0.58	(0.69)	(0.11)	(0.54)	(0.20)	(0.03)	(0.77)
2013 - A	12.95	0.61	0.76	1.37	(0.65)	(0.39)	—	(1.04)
2013 - C	12.94	0.50	0.77	1.27	(0.55)	(0.39)	—	(0.94)
2013 - Institutional	12.96	0.65	0.77	1.42	(0.70)	(0.39)	—	(1.09)
2013 - IR	12.96	0.64	0.77	1.41	(0.69)	(0.39)	—	(1.08)
2012 - A	12.28	0.61	0.81	1.42	(0.61)	(0.14)	—	(0.75)
2012 - C	12.27	0.52	0.80	1.32	(0.51)	(0.14)	—	(0.65)
2012 - Institutional	12.29	0.65	0.81	1.46	(0.65)	(0.14)	—	(0.79)
2012 - IR	12.29	0.63	0.82	1.45	(0.64)	(0.14)	—	(0.78)
2011 - A	11.99	0.59	0.42	1.01	(0.71)	(0.01)	—	(0.72)
2011 - C	11.98	0.49	0.43	0.92	(0.62)	(0.01)	—	(0.63)
2011 - Institutional	12.00	0.63	0.42	1.05	(0.75)	(0.01)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	12.44	0.41	(0.04)	0.37	(0.51)	(0.01)	—	(0.52)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.84	(1.60)%	$90,929	1.23	%(d)	1.26	%(d)	4.90	%(d)	55%
11.84	(1.97)	27,532	1.98	(d)	2.01	(d)	4.15	(d)	55
11.86	(1.43)	897,149	0.89	(d)	0.92	(d)	5.18	(d)	55
11.86	(1.47)	14,110	0.98	(d)	1.01	(d)	5.15	(d)	55
11.86	(1.71)	10	0.89	(d)	0.93	(d)	5.65	(d)	55

12.33	3.60	94,832	1.24		1.25		4.17		113
12.33	2.92	30,935	1.99		2.00		3.42		113
12.35	4.04	1,566,532	0.90		0.91		4.52		113
12.35	3.94	14,423	0.99		1.00		4.41		113
12.40	(0.88)	100,723	1.25		1.26		4.38		121
12.39	(1.63)	32,020	2.00		2.01		3.65		121
12.41	(0.54)	1,296,153	0.91		0.92		4.76		121
12.41	(0.63)	16,552	1.00		1.01		4.65		121
13.28	10.64	211,379	1.23		1.26		4.48		97
13.27	9.82	49,527	1.98		2.01		3.73		97
13.29	11.04	1,329,643	0.89		0.92		4.83		97
13.29	10.91	23,970	0.97		1.01		4.69		97
12.95	11.87	169,491	1.22		1.27		4.84		86
12.94	11.05	31,893	1.97		2.02		4.11		86
12.96	12.24	720,098	0.88		0.93		5.18		86
12.96	12.14	6,515	0.97		1.02		5.05		86
12.28	8.46	156,901	1.22		1.29		4.75		116	(e)
12.27	7.65	31,205	1.97		2.04		4.00		116	(e)
12.29	8.82	436,068	0.88		0.95		5.12		116	(e)
12.29	2.96	1,392	0.97	(d)	1.05	(d)	4.96	(d)	116	(e)

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$6.80	$0.18	$(0.54)	$(0.36)	$(0.18)	$—	$—		$(0.18)
2015 - C	6.81	0.16	(0.54)	(0.38)	(0.16)	—	—		(0.16)
2015 - Institutional	6.82	0.19	(0.54)	(0.35)	(0.19)	—	—		(0.19)
2015 - Service	6.79	0.18	(0.53)	(0.35)	(0.18)	—	—		(0.18)
2015 - IR	6.81	0.19	(0.54)	(0.35)	(0.19)	—	—		(0.19)
2015 - R	6.80	0.17	(0.54)	(0.37)	(0.17)	—	—		(0.17)
2015 - R6 (Commenced July 31, 2015)	6.65	0.06	(0.36)	(0.30)	(0.06)	—	—		(0.06)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	7.23	0.37	(0.28)	0.09	(0.38)	(0.14)	—	(e)	(0.52)
2015 - C	7.24	0.32	(0.29)	0.03	(0.32)	(0.14)	—	(e)	(0.46)
2015 - Institutional	7.25	0.40	(0.29)	0.11	(0.40)	(0.14)	—	(e)	(0.54)
2015 - Service	7.23	0.36	(0.30)	0.06	(0.36)	(0.14)	—	(e)	(0.50)
2015 - IR	7.25	0.39	(0.30)	0.09	(0.39)	(0.14)	—	(e)	(0.53)
2015 - R	7.23	0.35	(0.28)	0.07	(0.36)	(0.14)	—	(e)	(0.50)
2014 - A	7.40	0.43	0.09	0.52	(0.43)	(0.26)	—		(0.69)
2014 - C	7.41	0.38	0.08	0.46	(0.37)	(0.26)	—		(0.63)
2014 - Institutional	7.42	0.46	0.08	0.54	(0.45)	(0.26)	—		(0.71)
2014 - Service	7.40	0.42	0.09	0.51	(0.42)	(0.26)	—		(0.68)
2014 - IR	7.41	0.45	0.10	0.55	(0.45)	(0.26)	—		(0.71)
2014 - R	7.40	0.41	0.09	0.50	(0.41)	(0.26)	—		(0.67)
2013 - A	7.12	0.45	0.42	0.87	(0.46)	(0.13)	—		(0.59)
2013 - C	7.13	0.40	0.42	0.82	(0.41)	(0.13)	—		(0.54)
2013 - Institutional	7.14	0.48	0.42	0.90	(0.49)	(0.13)	—		(0.62)
2013 - Service	7.11	0.44	0.43	0.87	(0.45)	(0.13)	—		(0.58)
2013 - IR	7.13	0.47	0.42	0.89	(0.48)	(0.13)	—		(0.61)
2013 - R	7.12	0.44	0.41	0.85	(0.44)	(0.13)	—		(0.57)
2012 - A	7.38	0.49	(0.18)	0.31	(0.50)	(0.07)	—		(0.57)
2012 - C	7.39	0.44	(0.19)	0.25	(0.44)	(0.07)	—		(0.51)
2012 - Institutional	7.40	0.51	(0.18)	0.33	(0.52)	(0.07)	—		(0.59)
2012 - Service	7.38	0.48	(0.19)	0.29	(0.49)	(0.07)	—		(0.56)
2012 - IR	7.39	0.50	(0.17)	0.33	(0.52)	(0.07)	—		(0.59)
2012 - R	7.38	0.47	(0.18)	0.29	(0.48)	(0.07)	—		(0.55)
2011 - A	7.07	0.55	0.30	0.85	(0.54)	—	—		(0.54)
2011 - C	7.08	0.49	0.31	0.80	(0.49)	—	—		(0.49)
2011 - Institutional	7.09	0.57	0.31	0.88	(0.57)	—	—		(0.57)
2011 - Service	7.06	0.53	0.32	0.85	(0.53)	—	—		(0.53)
2011 - IR	7.07	0.56	0.32	0.88	(0.56)	—	—		(0.56)
2011 - R	7.07	0.53	0.31	0.84	(0.53)	—	—		(0.53)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.26	(5.39)%	$338,622	1.05	%(d)	1.05	%(d)	5.40	%(d)	20%
6.27	(5.73)	59,155	1.80	(d)	1.80	(d)	4.67	(d)	20
6.28	(5.21)	3,983,237	0.71	(d)	0.71	(d)	5.75	(d)	20
6.26	(5.33)	15,852	1.21	(d)	1.21	(d)	5.26	(d)	20
6.27	(5.26)	10,827	0.80	(d)	0.80	(d)	5.67	(d)	20
6.26	(5.51)	15,874	1.30	(d)	1.30	(d)	5.17	(d)	20
6.29	(4.50)	10	0.72	(d)	0.73	(d)	5.92	(d)	20

6.80	1.21	483,328	1.06		1.06		5.30		55
6.81	0.46	71,577	1.81		1.81		4.54		55
6.82	1.56	4,975,618	0.72		0.72		5.62		55
6.79	0.90	17,506	1.22		1.22		5.12		55
6.81	1.32	13,971	0.81		0.81		5.54		55
6.80	0.95	17,417	1.31		1.31		5.03		55
7.23	7.41	549,354	1.05		1.05		5.95		48
7.24	6.61	88,607	1.81		1.81		5.21		48
7.25	7.77	4,436,484	0.72		0.72		6.30		48
7.23	7.24	17,066	1.22		1.22		5.79		48
7.25	7.68	15,142	0.81		0.81		6.22		48
7.23	7.14	18,075	1.31		1.31		5.70		48
7.40	12.67	576,060	1.05		1.05		6.27		68
7.41	11.83	106,063	1.80		1.80		5.52		68
7.42	13.03	5,167,948	0.71		0.71		6.61		68
7.40	12.65	17,512	1.21		1.21		6.11		68
7.41	13.09	19,711	0.80		0.80		6.55		68
7.40	12.39	18,565	1.30		1.30		6.01		68
7.12	4.53	630,049	1.06		1.06		6.97		71
7.13	3.76	108,682	1.81		1.81		6.21		71
7.14	4.89	4,988,221	0.72		0.72		7.25		71
7.11	4.22	21,420	1.22		1.22		6.81		71
7.13	4.79	37,059	0.81		0.81		7.13		71
7.12	4.28	17,087	1.31		1.31		6.69		71
7.38	12.56	862,655	1.05		1.06		7.63		46
7.39	11.72	114,921	1.80		1.81		6.85		46
7.40	12.93	4,492,556	0.71		0.72		7.94		46
7.38	12.54	23,208	1.21		1.22		7.44		46
7.39	12.99	3,081	0.80		0.81		7.79		46
7.38	12.29	13,279	1.30		1.31		7.36		46

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$9.92	$0.18		$(0.27)	$(0.09)	$(0.19)	$—		$—	$(0.19)
2015 - C	9.92	0.15		(0.28)	(0.13)	(0.15)	—		—	(0.15)
2015 - Institutional	9.93	0.20		(0.28)	(0.08)	(0.20)	—		—	(0.20)
2015 - IR	9.94	0.20		(0.28)	(0.08)	(0.20)	—		—	(0.20)
2015 - R	9.92	0.17		(0.27)	(0.10)	(0.17)	—		—	(0.17)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	10.07	0.34		(0.14)	0.20	(0.35)	—	(e)	—	(0.35)
2015 - C	10.08	0.27		(0.15)	0.12	(0.28)	—	(e)	—	(0.28)
2015 - Institutional	10.09	0.38		(0.16)	0.22	(0.38)	—	(e)	—	(0.38)
2015 - IR	10.09	0.37		(0.14)	0.23	(0.38)	—	(e)	—	(0.38)
2015 - R	10.08	0.32		(0.15)	0.17	(0.33)	—	(e)	—	(0.33)
2014 - A	10.11	0.33		(0.02)	0.31	(0.33)	(0.02)		—	(0.35)
2014 - C	10.12	0.26		(0.03)	0.23	(0.25)	(0.02)		—	(0.27)
2014 - Institutional	10.13	0.37		(0.03)	0.34	(0.36)	(0.02)		—	(0.38)
2014 - IR	10.13	0.36		(0.03)	0.33	(0.35)	(0.02)		—	(0.37)
2014 - R	10.12	0.31		(0.03)	0.28	(0.30)	(0.02)		—	(0.32)
2013 - A	9.91	0.37		0.20	0.57	(0.36)	—		(0.01)	(0.37)
2013 - C	9.90	0.29		0.23	0.52	(0.29)	—		(0.01)	(0.30)
2013 - Institutional	9.91	0.40		0.23	0.63	(0.40)	—		(0.01)	(0.41)
2013 - IR	9.91	0.40		0.22	0.62	(0.39)	—		(0.01)	(0.40)
2013 - R	9.91	0.35		0.21	0.56	(0.34)	—		(0.01)	(0.35)
2012 - A	10.00	0.33		(0.11)	0.22	(0.31)	—		—	(0.31)
2012 - C	9.99	0.26		(0.12)	0.14	(0.23)	—		—	(0.23)
2012 - Institutional	9.99	0.35		(0.09)	0.26	(0.34)	—		—	(0.34)
2012 - IR	10.00	0.34		(0.10)	0.24	(0.33)	—		—	(0.33)
2012 - R	10.00	0.28		(0.09)	0.19	(0.28)	—		—	(0.28)

FOR THE PERIOD ENDED March 31,
2011 - A (Commenced March 31, 2011)	10.00	—	(e)	— (e)	— (e)	—	—		—	—
2011 - C (Commenced March 31, 2011)	10.00	—	(e)	(0.01)	(0.01)	—	—		—	—
2011 - Institutional (Commenced March 31, 2011)	10.00	—	(e)	(0.01)	(0.01)	—	—		—	—
2011 - IR (Commenced March 31, 2011)	10.00	—	(e)	— (e)	— (e)	—	—		—	—
2011 - R (Commenced March 31, 2011)	10.00	—	(e)	— (e)	— (e)	—	—		—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.64	(0.98)%	$6,839	0.94	%(d)	0.95	%(d)	3.74	%(d)	24%
9.64	(1.35)	1,862	1.69	(d)	1.70	(d)	3.01	(d)	24
9.65	(0.80)	3,804,051	0.60	(d)	0.61	(d)	4.10	(d)	24
9.66	(0.85)	1,277	0.69	(d)	0.70	(d)	4.00	(d)	24
9.65	(0.99)	11	1.17	(d)	1.19	(d)	3.51	(d)	24

9.92	2.01	6,193	0.94		0.95		3.38		55
9.92	1.15	1,936	1.69		1.70		2.71		55
9.93	2.26	4,087,016	0.60		0.61		3.81		55
9.94	2.27	811	0.70		0.71		3.72		55
9.92	1.67	11	1.16		1.17		3.23		55
10.07	3.09	24,741	0.96		0.97		3.28		44
10.08	2.33	2,465	1.72		1.73		2.58		44
10.09	3.45	4,171,873	0.63		0.63		3.65		44
10.09	3.36	1,631	0.72		0.73		3.59		44
10.08	2.83	11	1.21		1.22		3.08		44
10.11	5.89	8,367	1.04		1.04		3.69		72
10.12	5.31	1,648	1.79		1.79		2.93		72
10.13	6.47	1,710,411	0.70		0.70		3.99		72
10.13	6.36	4,116	0.80		0.80		4.00		72
10.12	5.73	11	1.28		1.29		3.47		72
9.91	2.24	1,910	1.08		1.13		3.41		73
9.90	1.40	517	1.83		1.88		2.69		73
9.91	2.58	644,969	0.74		0.79		3.63		73
9.91	2.48	116	0.83		0.88		3.51		73
9.91	1.99	10	1.33		1.38		2.86		73

10.00	—	10	1.08	(d)	1.47	(d)	(1.08	)(d)	—
9.99	—	10	1.83	(d)	2.22	(d)	(1.83	)(d)	—
9.99	—	118,817	0.74	(d)	1.13	(d)	(0.74	)(d)	—
10.00	—	10	0.83	(d)	1.22	(d)	(0.83	)(d)	—
10.00	—	10	1.33	(d)	1.72	(d)	(1.33	)(d)	—

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$9.47	$0.15	$(0.44)	$(0.29)	$(0.15)	$—	$(0.15)
2015 - Institutional	9.48	0.17	(0.45)	(0.28)	(0.17)	—	(0.17)
2015 - Separate Account Institutional	9.48	0.17	(0.44)	(0.27)	(0.17)	—	(0.17)
2015 - IR	9.48	0.16	(0.44)	(0.28)	(0.16)	—	(0.16)
2015 - R6 (Commenced July 31, 2015)	9.13	0.05	(0.10)	(0.05)	(0.05)	—	(0.05)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	9.39	0.29	0.26	0.55	(0.29)	(0.18)	(0.47)
2015 - Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - Separate Account Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - IR	9.39	0.31	0.27	0.58	(0.31)	(0.18)	(0.49)
2014 - A	9.71	0.30	(0.18)	0.12	(0.30)	(0.14)	(0.44)
2014 - Institutional	9.71	0.34	(0.18)	0.16	(0.34)	(0.14)	(0.48)
2014 - Separate Account Institutional	9.71	0.33	(0.17)	0.16	(0.34)	(0.14)	(0.48)
2014 - IR	9.71	0.32	(0.17)	0.15	(0.33)	(0.14)	(0.47)
2013 - A	9.53	0.31	0.51	0.82	(0.31)	(0.33)	(0.64)
2013 - Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Separate Account Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - IR	9.53	0.34	0.51	0.85	(0.34)	(0.33)	(0.67)
2012 - A	9.50	0.37	0.50	0.87	(0.37)	(0.47)	(0.84)
2012 - Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - Separate Account Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - IR (Commenced July 29, 2011)	9.86	0.25	0.15	0.40	(0.26)	(0.47)	(0.73)
2011 - A	9.14	0.38	0.37	0.75	(0.38)	(0.01)	(0.39)
2011 - Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2011 - Separate Account Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.03	(3.06)%	$26,625	0.72	%(d)	0.85	%(d)	3.29	%(d)	35%
9.03	(3.00)	159,975	0.38	(d)	0.52	(d)	3.63	(d)	35
9.04	(2.89)	246,484	0.38	(d)	0.51	(d)	3.63	(d)	35
9.04	(2.94)	1,099	0.47	(d)	0.61	(d)	3.54	(d)	35
9.03	(0.49)	10	0.37	(d)	0.52	(d)	3.62	(d)	35

9.47	5.94	29,522	0.72		0.86		3.07		84
9.48	6.41	177,283	0.38		0.52		3.41		84
9.48	6.41	259,668	0.38		0.52		3.40		84
9.48	6.32	1,075	0.47		0.61		3.31		84
9.39	1.41	24,839	0.72		0.85		3.22		86
9.39	1.76	165,755	0.38		0.51		3.57		86
9.39	1.76	286,845	0.38		0.51		3.56		86
9.39	1.66	552	0.47		0.60		3.37		86
9.71	8.73	30,216	0.71		0.84		3.17		162
9.71	9.09	274,095	0.37		0.50		3.51		162
9.71	9.09	289,032	0.37		0.50		3.51		162
9.71	8.99	723	0.47		0.59		3.46		162
9.53	9.34	155,684	0.71		0.85		3.78		120
9.53	9.71	163,886	0.37		0.51		4.12		120
9.53	9.71	237,266	0.37		0.51		4.13		120
9.53	4.26	1,300	0.46	(d)	0.60	(d)	3.91	(d)	120
9.50	8.37	147,820	0.74		0.87		3.98		100	(e)
9.51	8.73	143,057	0.40		0.53		4.33		100	(e)
9.51	8.77	262,907	0.37		0.50		4.36		100	(e)

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$6.96	$0.17	$(0.98)	$(0.81)	$(0.17)	$—	$—	$(0.17)
2015 - C	6.98	0.15	(0.99)	(0.84)	(0.15)	—	—	(0.15)
2015 - Institutional	6.97	0.19	(1.00)	(0.81)	(0.19)	—	—	(0.19)
2015 - IR	6.96	0.18	(0.99)	(0.81)	(0.18)	—	—	(0.18)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	8.43	0.37	(1.41)	(1.04)	—	—	(0.43)	(0.43)
2015 - C	8.44	0.33	(1.42)	(1.09)	—	—	(0.37)	(0.37)
2015 - Institutional	8.43	0.41	(1.41)	(1.00)	—	—	(0.46)	(0.46)
2015 - IR	8.43	0.41	(1.43)	(1.02)	—	—	(0.45)	(0.45)
2014 - A	9.71	0.40	(1.27)	(0.87)	(0.03)	(0.13)	(0.25)	(0.41)
2014 - C	9.72	0.34	(1.28)	(0.94)	—	(0.13)	(0.21)	(0.34)
2014 - Institutional	9.71	0.43	(1.27)	(0.84)	(0.06)	(0.13)	(0.25)	(0.44)
2014 - IR	9.71	0.42	(1.27)	(0.85)	(0.05)	(0.13)	(0.25)	(0.43)
2013 - A	9.38	0.45	0.38	0.83	(0.46)	(0.04)	—	(0.50)
2013 - C	9.40	0.38	0.37	0.75	(0.39)	(0.04)	—	(0.43)
2013 - Institutional	9.38	0.48	0.38	0.86	(0.49)	(0.04)	—	(0.53)
2013 - IR	9.38	0.47	0.38	0.85	(0.48)	(0.04)	—	(0.52)
2012 - A	9.59	0.42	(0.16)	0.26	(0.44)	(0.03)	—	(0.47)
2012 - C	9.61	0.37	(0.18)	0.19	(0.37)	(0.03)	—	(0.40)
2012 - Institutional	9.59	0.48	(0.19)	0.29	(0.47)	(0.03)	—	(0.50)
2012 - IR	9.59	0.46	(0.18)	0.28	(0.46)	(0.03)	—	(0.49)
2011 - A	9.31	0.41	0.60	1.01	(0.64)	(0.09)	—	(0.73)
2011 - C	9.33	0.32	0.61	0.93	(0.56)	(0.09)	—	(0.65)
2011 - Institutional	9.31	0.44	0.60	1.04	(0.67)	(0.09)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	9.43	0.28	0.46	0.74	(0.49)	(0.09)	—	(0.58)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$5.98	(11.93)%	$169,989	1.25	%(d)	1.37	%(d)	5.23	%(d)	49%
5.99	(12.37)	7,056	2.00	(d)	2.14	(d)	4.51	(d)	49
5.97	(11.90)	806,229	0.91	(d)	1.05	(d)	5.60	(d)	49
5.97	(11.82)	5,416	0.99	(d)	1.09	(d)	5.44	(d)	49

6.96	(12.92)	140,301	1.25		1.36		4.76		145
6.98	(13.43)	9,734	2.01		2.14		4.04		145
6.97	(12.50)	1,234,553	0.92		1.05		5.11		145
6.96	(12.70)	3,386	1.01		1.14		5.06		145
8.43	(9.01)	96,925	1.25		1.36		4.55		146
8.44	(9.68)	17,641	2.01		2.12		3.80		146
8.43	(8.70)	1,797,975	0.92		1.02		4.88		146
8.43	(8.78)	7,518	1.01		1.11		4.73		146
9.71	9.07	190,480	1.26		1.38		4.78		115
9.72	8.14	32,071	2.00		2.13		3.98		115
9.71	9.46	3,252,343	0.91		1.04		5.05		115
9.71	9.34	20,878	1.00		1.12		4.91		115
9.38	2.71	166,407	1.27		1.38		4.31		183
9.40	1.96	20,704	2.02		2.13		3.98		183
9.38	3.06	1,586,055	0.93		1.04		5.18		183
9.38	2.97	7,393	1.02		1.13		4.91		183
9.59	11.30	1,055,640	1.35		1.43		4.30		154
9.61	10.45	16,724	2.10		2.18		3.37		154
9.59	11.68	1,048,186	1.01		1.09		4.63		154
9.59	8.13	8,247	1.10	(d)	1.16	(d)	4.40	(d)	154

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$10.74	$0.10	$(0.05)	$0.05	$(0.13)	$—	$(0.13)
2015 - Institutional	10.77	0.12	(0.06)	0.06	(0.15)	—	(0.15)
2015 - Separate Account Institutional	10.75	0.12	(0.06)	0.06	(0.15)	—	(0.15)
2015 - IR	10.77	0.11	(0.05)	0.06	(0.14)	—	(0.14)
2015 - R6 (Commenced July 31, 2015)	10.67	0.04	0.02	0.06	(0.05)	—	(0.05)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	10.45	0.17	0.35	0.52	(0.23)	—	(0.23)
2015 - Institutional	10.47	0.19	0.38	0.57	(0.27)	—	(0.27)
2015 - Separate Account Institutional	10.45	0.20	0.37	0.57	(0.27)	—	(0.27)
2015 - IR	10.48	0.18	0.37	0.55	(0.26)	—	(0.26)
2014 - A	10.60	0.13	(0.06)	0.07	(0.22)	—	(0.22)
2014 - Institutional	10.62	0.18	(0.08)	0.10	(0.25)	—	(0.25)
2014 - Separate Account Institutional	10.60	0.16	(0.06)	0.10	(0.25)	—	(0.25)
2014 - IR	10.63	0.20	(0.11)	0.09	(0.24)	—	(0.24)
2013 - A	10.58	0.12	0.31	0.43	(0.22)	(0.19)	(0.41)
2013 - Institutional	10.60	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - Separate Account Institutional	10.58	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - IR	10.60	0.17	0.31	0.48	(0.26)	(0.19)	(0.45)
2012 - A	10.20	0.17	0.42	0.59	(0.21)	—	(0.21)
2012 - Institutional	10.21	0.20	0.44	0.64	(0.25)	—	(0.25)
2012 - Separate Account Institutional	10.20	0.21	0.42	0.63	(0.25)	—	(0.25)
2012 - IR (Commenced July 29, 2011)	10.45	0.14	0.19	0.33	(0.18)	—	(0.18)
2011 - A	9.99	0.22	0.22	0.44	(0.23)	—	(0.23)
2011 - Institutional	10.00	0.25	0.23	0.48	(0.27)	—	(0.27)
2011 - Separate Account Institutional	9.99	0.25	0.23	0.48	(0.27)	—	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.66	0.48%	$33,701	0.72	%(d)	0.96	%(d)	1.88	%(d)	518%
10.68	0.56	50,854	0.38	(d)	0.62	(d)	2.22	(d)	518
10.66	0.56	196,622	0.38	(d)	0.62	(d)	2.22	(d)	518
10.69	0.61	2,153	0.48	(d)	0.71	(d)	2.12	(d)	518
10.68	0.56	10	0.43	(d)	0.72	(d)	2.16	(d)	518

10.74	5.01	31,690	0.71		0.95		1.60		1,367
10.77	5.46	45,891	0.37		0.62		1.82		1,367
10.75	5.46	195,609	0.37		0.63		1.86		1,367
10.77	5.26	1,768	0.46		0.71		1.68		1,367
10.45	0.64	3,850	0.72		0.96		1.22		1,399
10.47	0.99	11,692	0.38		0.63		1.71		1,399
10.45	0.98	211,306	0.38		0.62		1.58		1,399
10.48	0.88	16	0.49		0.73		1.91		1,399
10.60	4.07	4,488	0.71		0.91		1.13		1,617
10.62	4.42	13,664	0.37		0.56		1.47		1,617
10.60	4.42	295,322	0.37		0.56		1.49		1,617
10.63	4.61	1	0.30		0.49		1.57		1,617
10.58	5.82	5,437	0.71		0.91		1.62		1,342
10.60	6.28	9,984	0.37		0.57		1.89		1,342
10.58	6.18	375,451	0.37		0.57		1.97		1,342
10.60	3.20	1	0.46	(d)	0.66	(d)	2.06	(d)	1,342
10.20	4.46	5,511	0.74		0.92		2.14		905	(e)
10.21	4.81	54,096	0.40		0.58		2.41		905	(e)
10.20	4.84	348,447	0.37		0.55		2.42		905	(e)

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Emerging Markets Debt	A, C, Institutional, IR and R	Non-diversified
Emerging Markets Debt	A, C, Institutional, IR and R6*	Non-diversified
Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified
High Yield	A, C, Institutional, Service, IR, R and R6*	Diversified
High Yield Floating Rate	A, C, Institutional, IR and R	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, IR, Separate Account Institutional and R6*	Diversified

*	Class R6 Shares commenced operations on July 31, 2015.

Class A Shares of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of the High Yield Fund were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Income distributions are recognized in accordance with the character that is distributed. Capital gain distributions are recorded as capital gains in the financial statements. Income distributions are recorded in income.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Dynamic Emerging Markets Debt, Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price, or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

The Underlying Funds may invest in unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for both repurchase and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximates fair value and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by the Funds subject to the Funds’ agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA.

The Funds are required to deliver securities as collateral to the counterparty that exceeds the value of the reverse repurchase agreement. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to the Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2015:

DYNAMIC EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$21,566,409	$—
Corporate Obligations	—	4,881,358	—
Structured Notes	—	1,145,440	—
Municipal Debt Obligations	—	386,847	—
U.S. Treasury Obligations	1,328,332	—	—
Short-term Investments	—	5,600,000	—
Total	$1,328,332	$33,580,054	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DYNAMIC EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$240,129	$—
Futures Contracts	8,618	—	—
Interest Rate Swap Contracts	—	53,998	—
Credit Default Swap Contracts	—	4,002	—
Non-Deliverable Bond Forward Contracts	—	1,022	—
Total	$8,618	$299,151	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(415,431)	$—
Futures Contracts	(3,227)	—	—
Interest Rate Swap Contracts	—	(104,150)	—
Credit Default Swap Contracts	—	(4,690)	—
Total	$(3,227)	$(524,271)	$—

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$696,334,566	$—
Foreign Debt Obligation	—	4,680,095	—
Corporate Obligations	—	270,228,674	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	19,491,429	24,999,575	—
Structured Note	—	3,119,546	—
Municipal Debt Obligations	—	12,736,484	—
Short-term Investments	—	3,100,000	—
Total	$19,491,429	$1,015,198,940	$—
Liabilities
Reverse Repurchase Agreements	$—	$(8,123,805)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$9,460,848	$—
Futures Contracts	2,478,263	—	—
Interest Rate Swap Contracts	—	2,392,059	—
Credit Default Swap Contracts	—	303,131	—
Total	$2,478,263	$12,156,038	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,582,859)	$—
Futures Contracts	(727,283)	—	—
Interest Rate Swap Contracts	—	(3,669,745)	—
Credit Default Swap Contracts	—	(459,041)	—
Total	$(727,283)	$(6,711,645)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$4,098,942,167	$—
Senior Term Loans	—	231,076,689	10,348,625
Common Stock and/or Other Equity Investments(b)
North America	6,803,801	3,526,380	39
Warrants	—	2,169,509	—
Investment Company	114,348,213	—	—
Total	$121,152,014	$4,335,714,745	$10,348,664
Liabilities
Reverse Repurchase Agreements	$—	$(119,075,938)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$239,515	$—
Futures Contracts	1,452,986	—	—
Total	$1,452,986	$239,515	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(35,844)	$—
Futures Contracts	(3,411,763)	—	—
Total	$(3,411,763)	$(35,844)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$3,121,171,498	$47,648,777
Corporate Obligations	—	376,567,466	—
Asset-Backed Securities	—	8,004,932	—
Investment Companies	202,665,903	—	—
Total	$202,665,903	$3,505,743,896	$47,648,777
Liabilities
Reverse Repurchase Agreements	$—	$(4,500,000)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$138,030	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,492)	$—
Interest Rate Swap Contracts	—	(993,415)	—
Total	$—	$(995,907)	$—

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2015:

Senior Term Loans
Beginning Balance as of April 1, 2015	$79,279,669
Realized gain (loss)	51,079
Net change in unrealized gain (loss) relating to instruments still held at reporting date	(5,410,260)
Purchases	12,970,581
Sales	(5,591,575)
Amortization	96,346
Transfers into Level 3	33,055,114
Transfers out of Level 3	(66,802,177)
Ending Balance as of September 30, 2015	$47,648,777

Securities transferred in and out of Level 3 were primarily due to pricing of floating rate bank loans based on single broker quotes.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$363,650,511	$—
Mortgage-Backed Obligations	—	9,470,085	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	10,961,775	642,069	—
Foreign Debt Obligations	—	18,809,574	—
Municipal Debt Obligations	—	15,484,930	—
Common Stock and/or Other Equity Investments(b)
North America	—	1,760,300	—
Investment Company	3,747,934	—	—
Total	$14,709,709	$409,817,469	$—

Derivative Type
Assets(a)
Futures Contracts	$370,089	$—	$—
Interest Rate Swap Contracts	—	307,428	—
Total	$370,089	$307,428	$—
Liabilities(a)
Futures Contracts	$(183,289)	$—	$—
Interest Rate Swap Contracts	—	(740,220)	—
Credit Default Swap Contracts	—	(1,135)	—
Total	$(183,289)	$(741,355)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$685,506,045	$—
Corporate Obligations	—	53,478,632	—
Structured Notes	—	107,097,890	—
Municipal Debt Obligations	—	7,275,799	—
U.S. Treasury Obligations	84,197,794	—	—
Investment Company	21,654,935	—	—
Total	$105,852,729	$853,358,366	$—
Liabilities
Reverse Repurchase Agreements	$—	$(154,438)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$14,335,203	$—
Interest Rate Swap Contracts	—	18,058,491	—
Credit Default Swap Contracts	—	138,092	—
Non-Deliverable Bond Forward Contracts	—	83,535	—
Total	$—	$32,615,321	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(13,071,867)	$—
Futures Contracts	(825,701)	—	—
Interest Rate Swap Contracts	—	(19,522,138)	—
Credit Default Swap Contracts	—	(11,813)	—
Cross Currency Swap Contracts	—	(11,308,831)	—
Non-Deliverable Bond Forward Contracts		(81,763)
Total	$(825,701)	$(43,996,412)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$314,886,989	$—
Asset-Backed Securities	—	22,867,675	—
Investment Company	7,164,780	—	—
Total	$7,164,780	$337,754,664	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(28,136,407)	$—

Derivative Type
Assets(a)
Futures Contracts	$261,517	$—	$—
Interest Rate Swap Contracts	—	441,571	—
Total	$261,517	$441,571	$—
Liabilities(a)
Futures Contracts	$(74,158)	$—	$—
Interest Rate Swap Contracts	—	(419,223)	—
Credit Default Swap Contracts	—	(175,749)	—
Total	$(74,158)	$(594,972)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	To adjust for the time difference between local market close and the calculation of NAV. The Fund utilizes fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$63,638	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(107,377)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	4,002		Payable for unrealized loss on swap contracts	(4,690)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	240,129		Payable for unrealized loss on forward foreign currency exchange contracts	(415,431)
Total		$307,769			$(527,498)

Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$4,870,322	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(4,397,028)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	303,131		Payable for unrealized loss on swap contracts	(459,041)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	9,460,848		Payable for unrealized loss on forward foreign currency exchange contracts	(2,582,859)
Total		$14,634,301			$(7,438,928)

High Yield
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$1,452,986	(a)	Variation margin on certain derivative contracts	$(3,215,040)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	239,515		Payable for unrealized loss on forward foreign currency exchange contracts	(35,844)
Total		$1,692,501			$(3,250,884)

High Yield Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts	—		Payable for unrealized loss on swap contracts	$(993,415)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	138,030		Payable for unrealized loss on forward foreign currency exchange contracts	(2,492)
Total		$138,030			$(995,907)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$677,517	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(923,509)	(a)
Credit	Receivable for unrealized gain on swap contracts	—		Payable for unrealized loss on swap contracts	(1,135)	(a)(b)
Total		$677,517			$(924,644)

Local Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$18,142,026	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(20,429,602)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	138,092		Payable for unrealized loss on swap contracts	(11,813)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	14,335,203		Payable for unrealized loss on forward foreign currency exchange contracts	(24,380,698)
Total		$32,615,321			$(44,822,113)

U.S. Mortgages
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$703,088	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(493,381)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	—		Payable for unrealized loss on swap contracts	(175,749)	(b)
Total		$703,088			$(669,130)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $112,891, $4,128,786, $0, $993,415, $741,380, $0 and $597,014 for Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(58,600)	$34,197	82
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(4,550)	5,702	40
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(24,812)	(109,594)	230
Total		$(87,962)	$(69,695)	352

Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(258,420)	$6,042,284	2,636
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(651,787)	1,072,474	37
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	900,388	1,797,064	169
Total		$(9,819)	$8,911,822	2,842

High Yield
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(1,006,373)	$1,880,479	5,308
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(621,210)	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,051,703	(1,248,256)	4
Total		$(575,880)	$632,223	5,313

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(1,597,008)	$330,099	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,054,497)	(773,038)	4
Total		$(2,651,505)	$(442,939)	6

Investment Grade Credit
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$1,014,040	$(1,413,797)	643
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	171	(1,135)	1
Total		$1,014,211	$(1,414,932)	644

Local Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(5,418,667)	$4,677,176	822
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(424,560)	789,917	40
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	347,001	(7,544,703)	231
Total		$(5,496,226)	$(2,077,610)	1,093

U.S. Mortgages
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts and swap contracts	$817,679	$204,385	154
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	48,067	(274,106)	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(126,530)	—	1
Total		$739,216	$(69,721)	157

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2015.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2015:

Dynamic Emerging Markets Debt Fund
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$1,725	$3,706		$5,431	$(10,792)	$(2,497)	$(13,289)	$(7,858)	$—	$(7,858)
Barclays Bank PLC	—	6,215		6,215	(8,820)	(7,358)	(16,178)	(9,963)	—	(9,963)
BNP Paribas SA	—	9,419		9,419	—	(2,830)	(2,830)	6,589	—	6,589
Citibank NA	5,040	832		5,872	(13,730)	(55,141)	(68,871)	(62,999)	—	(62,999)
Credit Suisse International (London)	900	28,700		29,600	(12,638)	(2,475)	(15,113)	14,487	—	14,487
Deutsche Bank AG	23,584	29,965	*	53,549	(48,322)	(64,574)*	(112,896)	(59,347)	—	(59,347)
HSBC Bank PLC	—	5,293		5,293	—	(34,809)	(34,809)	(29,516)	—	(29,516)
HSBC Securities, Inc.	—	—		—	—	(1,280)	(1,280)	(1,280)	—	(1,280)
JPMorgan Securities, Inc.	15,750	52,344		68,094	(3,114)	(3,218)	(6,332)	61,762	—	61,762

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Dynamic Emerging Markets Debt Fund (continued)
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Morgan Stanley & Co.	$—	$5,189	$5,189	$—	$(48,316)	$(48,316)	$(43,127)	$—	$(43,127)
Morgan Stanley & Co. International PLC	6,149	—	6,149	(4,604)	—	(4,604)	1,545	—	1,545
Royal Bank of Canada	—	25,576	25,576	—	(2,561)	(2,561)	23,015	—	23,015
Royal Bank of Scotland PLC	—	2,993	2,993	—	(104,437)	(104,437)	(101,444)	—	(101,444)
Standard Chartered Bank	—	41,893	41,893	—	(25,069)	(25,069)	16,824	—	16,824
UBS AG (London)	—	12,772	12,772	—	(13,055)	(13,055)	(283)	—	(283)
Westpac Banking Corp.	—	16,254	16,254	—	(47,811)	(47,811)	(31,557)	—	(31,557)
Total	$53,148	$241,151	$294,299	$(102,020)	$(415,431)	$(517,451)	$(223,152)	$—	$(223,152)

*	Includes Non-Deliverable Bond Forward Contracts assets of $1,022 and liabilities of $0.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$238,711	$1,932,726	$2,171,437	$(265,174)	$(229,494)	$(494,668)	$1,676,769	$—	$1,676,769
Barclays Bank PLC	139,955	183,488	323,443	(482,364)	(256,955)	(739,319)	(415,876)	415,876	—
BNP Paribas SA	—	8,813	8,813	—	(21,954)	(21,954)	(13,141)	—	(13,141)
Citibank NA	727,970	430,466	1,158,436	(268,945)	(112,086)	(381,031)	777,405	—	777,405
Credit Suisse International (London)	—	16,312	16,312	—	(54,453)	(54,453)	(38,141)	—	(38,141)
Deutsche Bank AG	543,072	374,762	917,834	(402,854)	(219,078)	(621,932)	295,902	—	295,902
HSBC Bank PLC	—	179,312	179,312	—	(101,571)	(101,571)	77,741	—	77,741
HSBC Securities, Inc.	—	—	—	—	(41,763)	(41,763)	(41,763)	—	(41,763)
JPMorgan Securities, Inc.	817,626	328,540	1,146,166	(678,221)	(359,917)	(1,038,138)	108,028	—	108,028
Morgan Stanley & Co.	—	301,051	301,051	—	(239,486)	(239,486)	61,565	—	61,565
Morgan Stanley & Co. International PLC	217,587	—	217,587	(1,629,199)	—	(1,629,199)	(1,411,612)	1,180,000	(231,612)
Royal Bank of Canada	—	2,924,335	2,924,335	—	(99,373)	(99,373)	2,824,962	—	2,824,962
Royal Bank of Scotland PLC	—	82,965	82,965	—	(203,225)	(203,225)	(120,260)	—	(120,260)
Standard Chartered Bank	—	152,510	152,510	—	(199,344)	(199,344)	(46,834)	—	(46,834)
State Street Bank and Trust	—	1,970,843	1,970,843	—	(1,876)	(1,876)	1,968,967	—	1,968,967
UBS AG (London)	—	153,928	153,928	—	(275,035)	(275,035)	(121,107)	—	(121,107)
Westpac Banking Corp.	—	420,797	420,797	—	(167,249)	(167,249)	253,548	—	253,548
Total	$2,684,921	$9,460,848	$12,145,769	$(3,726,757)	$(2,582,859)	$(6,309,616)	$5,836,153	$1,595,876	$7,432,029

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$397,226	$—		$397,226	$(1,496,550)	$(459,050)*	$(1,955,600)	$(1,558,374)	$—	$(1,558,374)
Barclays Bank PLC	390,722	498,192		888,914	(3,971,166)	(506,290)	(4,477,456)	(3,588,542)	—	(3,588,542)
BNP Paribas SA	—	207,037		207,037	—	(297,807)	(297,807)	(90,770)	—	(90,770)
Citibank NA	2,575,883	63,965		2,639,848	(3,841,549)	(216,609)	(4,058,158)	(1,418,310)	—	(1,418,310)
Credit Suisse International (London)	299,092	4,685,718		4,984,810	(1,248,888)	(147,320)	(1,396,208)	3,588,602	—	3,588,602
Deutsche Bank AG	3,331,395	1,167,976	*	4,499,371	(13,328,888)	(2,192,449)	(15,521,337)	(11,021,966)	—	(11,021,966)
HSBC Bank PLC	—	312,803		312,803	—	(1,190,746)*	(1,190,746)	(877,943)	—	(877,943)
HSBC Securities, Inc.	—	—		—	—	(88,404)	(88,404)	(88,404)	—	(88,404)
JPMorgan Chase Bank NA	—	925,600		925,600	—	—	—	925,600	—	925,600
JPMorgan Securities, Inc.	7,752,928	—		7,752,928	(1,668,494)	(740,807)	(2,409,301)	5,343,627	—	5,343,627
Morgan Stanley & Co.	—	633,358		633,358	—	(554,166)	(554,166)	79,192	—	79,192
Morgan Stanley & Co. International PLC	1,746,250	—		1,746,250	(4,483,881)	—	(4,483,881)	(2,737,631)	—	(2,737,631)
Royal Bank of Canada	—	3,916,244		3,916,244	—	(190,151)	(190,151)	3,726,093	—	3,726,093
Royal Bank of Scotland PLC	—	344,250		344,250	—	(570,092)	(570,092)	(225,842)	—	(225,842)
Standard Chartered Bank	—	741,004		741,004	—	(425,482)	(425,482)	315,522	—	315,522
State Street Bank and Trust	—	—		—	—	(4,232)	(4,232)	(4,232)	—	(4,232)
UBS AG (London)	—	302,764		302,764	—	(512,565)	(512,565)	(209,801)	—	(209,801)
Westpac Banking Corp.	—	619,827		619,827	—	(5,057,460)	(5,057,460)	(4,437,633)	—	(4,437,633)
Total	$16,493,496	$14,418,738		$30,912,234	$(30,039,416)	$(13,153,630)	$(43,193,046)	$(12,280,812)	$—	$(12,280,812)

*	Includes Non-Deliverable Bond Forward Contracts assets of $83,535 and liabilities of $81,763.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Dynamic Emerging Markets Debt	0.90%	0.90%	0.81%	0.77%	0.75%	0.90%	0.80	%#
Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.80
High Yield	0.70	0.70	0.63	0.60	0.59	0.65	0.65
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.55	0.54
Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.34	#
Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.80	#
U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.34	#

#	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management fee rates shown above through at least July 29, 2016 for the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds. Prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Where the application of the above contractual management fee breakpoint schedule of a Fund would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds invest in the Institutional Shares of the Goldman Sachs Financial Square Government Fund. This Underlying Fund is considered to be affiliated with the Funds. GSAM has contractually agreed to waive irrevocably a portion of any underlying fund’s management fee in an amount equal to the management fee paid to GSAM due to the Funds’ investment in an affiliated fund for which it also serves as investment advisor. For the six months ended September 30, 2015, GSAM waived $17,396, $345,131, $5,009, $28,474 and $34,357, of such Fund’s management fee for the High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2015, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Market Debt	$3,984	$10
High Yield	7,700	5
High Yield Floating Rate	317	—
Investment Grade Credit	1,046	N/A
Local Emerging Markets Debt	656	—
U.S. Mortgages	205	N/A

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional, Separate Account Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are 0.054%, 0.054%, 0.024%, 0.104%, 0.004%, 0.074% and 0.074%, respectively. These Other Expense limitations will remain in place through at least July 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fees Waivers	Other Expense Reimbursements	Total Expense Reductions
Dynamic Emerging Markets Debt	$10,502	$211,736	$222,238
Emerging Markets Debt	—	162,875	162,875
High Yield	117,396	—	117,396
High Yield Floating Rate	345,131	—	345,131
Investment Grade Credit	135,157	163,927	299,084
Local Emerging Markets Debt	636,457	205,791	842,248
U.S. Mortgages	83,748	246,178	329,926

G.  Line of Credit Facility — As of September 30, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2015, Goldman Sachs earned $382, $44,955, $59,131, $9,946, $20,449 and $5,192 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

As of September 30, 2015, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 10% and 5% of total outstanding shares of the Emerging Markets Debt and Local Emerging Markets Debt Funds, respectively.

As of September 30, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Class IR, Class R and Class R6 Shares of the following Funds:

	Class C	Institutional	Class IR	Class R	Class R6
Dynamic Emerging Markets Debt	15%	26%	100%	100%	—%
Emerging Markets Debt	—	—	—	—	100
High Yield	—	—	—	—	99
High Yield Floating Rate	—	—	—	100	—
Investment Grade Credit	—	—	—	100	—
U.S. Mortgages	—	—	—	—	100

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Underlying Fund for the six months ended September 30, 2015:

Fund	Underlying Fund	Market Value 3/31/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 9/30/15	Dividend Income
High Yield	Goldman Sachs Financial Square Government Fund	$9,991,607	$1,213,877,375	$(1,109,520,769)	$—	$—	$114,348,213	$8,716
High Yield Floating Rate	Goldman Sachs Financial Square Government Fund	343,301,170	867,316,288	(1,007,974,905)	—	—	202,642,553	18,180
High Yield Floating Rate	High Yield Fund	47,234,307	662,586	(47,155,299)	(696,892)	(21,352)	23,350	662,586
Investment Grade Credit	Goldman Sachs Financial Square Government Fund	1,996,322	89,507,269	(87,755,657)	—	—	3,747,934	566
Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund	19	390,138,360	(368,483,444)	—	—	21,654,935	1,521
U.S. Mortgages	Goldman Sachs Financial Square Government Fund	82,588,296	104,271,345	(179,694,861)	—	—	7,164,780	2,009

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2015, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchased (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Emerging Markets Debt	$4,106,259	$20,656,302	$3,283,103	$6,162,200
Emerging Markets Debt	231,676,046	443,765,470	381,782,935	835,414,697
High Yield	—	1,023,475,609	—	1,831,006,158
High Yield Floating Rate	—	931,959,985	—	1,058,996,648
Investment Grade Credit	30,799,456	122,597,154	29,584,589	133,769,665
Local Emerging Markets Debt	229,411,348	336,274,063	221,903,968	555,188,902
U.S. Mortgages	1,733,379,447	22,013,868	1,703,577,150	3,483,909

The table below summarizes the reverse repurchase agreement activity for the six months ended September 30, 2015:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Emerging Markets Debt	$9,190,934	1.32%	19
High Yield	93,930,640	0.98	35
High Yield Floating Rate	425,137	1.21	8
Local Emerging Markets Debt	40,441	1.53	23
The following tables set forth the Funds’ different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of September 30, 2015:

Emerging Markets Debt Fund
	Remaining Contractual Maturity of the Agreements As of September 30, 2015
	Overnight	Up to 30 days	30-60 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$2,621,905	$2,621,905
Sovereign Debt Obligations	—	—	—	5,501,900	5,501,900
Total Borrowings	$—	$—	$—	$8,123,805	$8,123,805

High Yield Fund
	Remaining Contractual Maturity of the Agreements As of September 30, 2015
	Overnight	Up to 30 days	30-60 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Obligations	$—	$4,679,000	$—	$114,396,938	$119,075,938
Total Borrowings	$—	$4,679,000	$—	$114,396,938	$119,075,938

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

High Yield Floating Rate Fund
	Remaining Contractual Maturity of the Agreements As of September 30, 2015
	Overnight	Up to 30 days	30-60 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$4,500,000	$4,500,000
Total Borrowings	$—	$—	$—	$4,500,000	$4,500,000

Local Emerging Markets Debt Fund
	Remaining Contractual Maturity of the Agreements As of September 30, 2015
	Overnight	Up to 30 days	30-60 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Debt Obligations	$—	$—	$—	$154,438	$154,438
Total Borrowings	$—	$—	$—	$154,438	$154,438

7. TAX INFORMATION

As the Fund’s most recent fiscal year ended March 31,2015, the Fund’s timing differences, on tax basis were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Capital loss carryforwards:
Perpetual Short-Term	$—	$(8,640,181)	$—	$(9,846,677)	$—	$(61,512,159)	$(2,122,943)
Perpetual Long-Term	(57,537)	(348,847)	—	(2,603,172)	—	(15,656,599)	—
Total capital loss carryforwards	$(57,537)	$(8,989,028)	$—	$(12,449,849)	$—	$(77,168,758)	$(2,122,943)
Timing differences (Qualified Late Year Loss Deferral, Straddle Loss Deferral, Distributions Payable)	$(1,601,352)	$(2,167,235)	$(16,477,166)	$(21,547,317)	$(207,357)	$(96,299,862)	$(106,411)

As of September 30,2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$37,727,878	$1,130,947,131	$4,847,193,898	$3,903,208,055	$427,004,011	$1,339,724,305	$343,034,298
Gross unrealized gain	98,890	8,538,775	37,447,996	4,874,879	8,900,918	2,233,450	4,358,964
Gross unrealized loss	(2,918,382)	(104,795,537)	(417,426,471)	(152,024,358)	(11,377,751)	(382,746,660)	(2,473,818)
Net unrealized gains (losses)	$(2,819,492)	$(96,256,762)	$(379,978,475)	$(147,149,479)	$(2,476,833)	$(380,513,210)	$1,885,146

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of inflation protected securities, underlying fund investments, swap transactions, and material modification of debt securities.

GSAM has reviewed the Funds’ tax provisions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and, as a result, maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

8. OTHER RISKS (continued)

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — Each of the Dynamic Emerging Markets Debt Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if its investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,674	$73,236	83,224	$746,648
Reinvestment of distributions	1,587	13,263	1,126	9,998
Shares redeemed	(14,386)	(114,101)	(17,396)	(159,747)
	(4,125)	(27,602)	66,954	596,899
Class C Shares
Shares sold	—	—	6,046	57,386
Reinvestment of distributions	114	953	339	3,169
Shares redeemed	(67)	(556)	(5,488)	(48,905)
	47	397	897	11,650
Institutional Shares
Shares sold	2,489,203	20,406,079	1,193,549	11,009,785
Reinvestment of distributions	48,911	409,064	75,352	699,506
Shares redeemed	(61,403)	(511,615)	(2,011,428)	(17,689,119)
	2,476,711	20,303,528	(742,527)	(5,979,828)
Class IR Shares
Reinvestment of distributions	57	478	111	1,033
	57	478	111	1,033
Class R Shares
Reinvestment of distributions	50	418	98	907
	50	418	98	907
NET INCREASE (DECREASE)	2,472,740	$20,277,219	(674,467)	$(5,369,339)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,373,673	$16,857,075	5,480,596	$68,967,346
Reinvestment of distributions	187,130	2,279,358	306,625	3,864,644
Shares redeemed	(1,571,924)	(19,118,847)	(6,225,076)	(78,511,124)
	(11,121)	17,586	(437,855)	(5,679,134)
Class C Shares
Shares sold	167,081	2,059,396	621,261	7,784,884
Reinvestment of distributions	43,578	530,737	70,856	892,311
Shares redeemed	(394,240)	(4,813,082)	(767,711)	(9,603,101)
	(183,581)	(2,222,949)	(75,594)	(925,906)
Institutional Shares
Shares sold	17,497,155	215,179,514	58,091,034	733,756,282
Reinvestment of distributions	2,368,035	28,999,515	5,223,093	65,886,452
Shares redeemed	(71,056,749)	(873,356,924)	(40,922,189)	(512,115,905)
	(51,191,559)	(629,177,895)	22,391,938	287,526,829
Class IR Shares
Shares sold	132,704	1,622,381	543,341	6,871,435
Reinvestment of distributions	30,313	369,734	55,699	703,677
Shares redeemed	(141,113)	(1,715,683)	(765,154)	(9,696,559)
	21,904	276,432	(166,114)	(2,121,447)
Class R6 Shares(a)
Shares sold	822	10,005	—	—
Reinvestment of distributions	7	85	—	—
Shares redeemed	(1)	(5)	—	—
	828	10,085	—	—
NET INCREASE (DECREASE)	(51,363,529)	$(631,096,741)	21,712,375	$278,800,342

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,327,246	$29,010,861	39,958,551	$276,716,359
Reinvestment of distributions	1,652,030	10,962,130	4,906,817	33,949,036
Shares converted from Class B(a)	—	—	245,694	1,734,547
Shares redeemed	(22,969,449)	(153,420,655)	(49,989,159)	(347,321,401)
	(16,990,173)	(113,447,664)	(4,878,097)	(34,921,459)
Class B Shares(a)
Shares sold	—	—	14,821	106,884
Reinvestment of distributions	—	—	34,315	246,511
Shares converted to Class A	—	—	(245,017)	(1,734,547)
Shares redeemed	—	—	(1,411,801)	(10,016,371)
	—	—	(1,607,682)	(11,397,523)
Class C Shares
Shares sold	185,932	1,248,345	926,449	6,542,861
Reinvestment of distributions	190,005	1,259,273	603,595	4,179,897
Shares redeemed	(1,451,616)	(9,674,407)	(3,249,436)	(22,799,136)
	(1,075,679)	(7,166,789)	(1,719,392)	(12,076,378)
Institutional Shares
Shares sold	85,567,578	574,185,679	300,506,357	2,086,719,807
Reinvestment of distributions	19,973,214	132,668,322	46,674,753	323,636,798
Shares redeemed	(200,708,574)	(1,322,843,384)	(229,051,072)	(1,603,158,563)
	(95,167,782)	(615,989,383)	118,130,038	807,198,042
Service Shares
Shares sold	230,284	1,543,147	655,753	4,542,455
Reinvestment of distributions	50,998	337,097	147,834	1,020,779
Shares redeemed	(323,587)	(2,141,597)	(587,740)	(4,125,478)
	(42,305)	(261,353)	215,847	1,437,756
Class IR Shares
Shares sold	134,367	890,379	563,770	4,005,197
Reinvestment of distributions	54,137	359,364	162,720	1,129,338
Shares redeemed	(512,874)	(3,426,202)	(764,994)	(5,356,176)
	(324,370)	(2,176,459)	(38,504)	(221,641)
Class R Shares
Shares sold	195,648	1,305,701	468,959	3,296,443
Reinvestment of distributions	66,726	441,141	177,172	1,225,486
Shares redeemed	(288,069)	(1,904,623)	(582,783)	(4,075,509)
	(25,695)	(157,781)	63,348	446,420
Class R6 Shares(b)
Shares sold	1,505	10,005	—	—
Reinvestment of distributions	14	89	—	—
Shares redeemed	(1)	(5)	—	—
	1,518	10,089	—	—
NET INCREASE (DECREASE)	(113,624,486)	$(739,189,340)	110,165,558	$750,465,217

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Floating Rate Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,635,948	$16,292,173	457,661	$4,574,505
Reinvestment of distributions	29,010	285,915	41,231	412,356
Shares redeemed	(1,580,042)	(15,546,029)	(2,330,202)	(23,313,468)
	84,916	1,032,059	(1,831,310)	(18,326,607)
Class C Shares
Shares sold	13,559	133,095	50,989	509,881
Reinvestment of distributions	2,927	28,760	5,673	56,497
Shares redeemed	(18,491)	(181,611)	(106,112)	(1,054,285)
	(2,005)	(19,756)	(49,450)	(487,907)
Institutional Shares
Shares sold	80,750,394	798,869,089	210,661,401	2,100,478,441
Reinvestment of distributions	8,677,825	85,331,593	16,464,494	164,105,775
Shares redeemed	(106,846,405)	(1,049,303,984)	(229,072,256)	(2,271,827,355)
	(17,418,186)	(165,103,302)	(1,946,361)	(7,243,139)
Class IR Shares
Shares sold	55,145	544,982	598	6,001
Reinvestment of distributions	2,014	19,772	3,683	36,777
Shares redeemed	(6,519)	(64,615)	(84,289)	(846,978)
	50,640	500,139	(80,008)	(804,200)
Class R Shares
Reinvestment of distributions	20	198	37	362
	20	198	37	362
NET DECREASE	(17,284,615)	$(163,590,662)	(3,907,092)	$(26,861,491)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	329,360	$3,041,158	1,190,648	$11,277,131
Reinvestment of distributions	49,490	453,498	134,424	1,271,629
Shares redeemed	(546,712)	(5,011,335)	(854,822)	(8,111,154)
	(167,862)	(1,516,679)	470,250	4,437,606
Institutional Shares
Shares sold	1,095,142	10,026,692	5,165,029	49,252,878
Reinvestment of distributions	334,543	3,065,281	984,707	9,319,224
Shares redeemed	(2,427,567)	(22,178,211)	(5,093,194)	(48,305,536)
	(997,882)	(9,086,238)	1,056,542	10,266,566
Separate Account Institutional Shares
Shares sold	1,871,860	17,122,945	5,965,384	56,771,992
Reinvestment of distributions	430,954	3,950,198	1,379,298	13,059,830
Shares redeemed	(2,416,722)	(22,121,060)	(10,488,332)	(99,963,643)
	(113,908)	(1,047,917)	(3,143,650)	(30,131,821)
Class IR Shares
Shares sold	20,248	186,552	64,077	608,820
Reinvestment of distributions	2,060	18,880	4,215	39,909
Shares redeemed	(14,114)	(131,164)	(13,656)	(129,675)
	8,194	74,268	54,636	519,054
Class R6 Shares(a)
Shares sold	1,096	10,005	—	—
Reinvestment of distributions	6	55	—	—
Shares redeemed	(1)	(5)	—	—
	1,101	10,055	—	—
NET DECREASE	(1,270,357)	$(11,566,511)	(1,562,222)	$(14,908,595)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,544,526	$79,940,945	16,069,534	$126,076,171
Reinvestment of distributions	683,667	4,490,808	695,776	5,432,141
Shares redeemed	(3,931,233)	(25,797,363)	(8,119,852)	(64,506,760)
	8,296,960	58,634,390	8,645,458	67,001,552
Class C Shares
Shares sold	84,864	575,338	155,906	1,242,741
Reinvestment of distributions	25,613	170,057	67,940	547,360
Shares redeemed	(327,092)	(2,210,400)	(918,147)	(7,285,782)
	(216,615)	(1,465,005)	(694,301)	(5,495,681)
Institutional Shares
Shares sold	18,348,676	121,821,144	83,380,084	659,418,229
Reinvestment of distributions	4,365,616	28,954,293	11,170,642	89,721,804
Shares redeemed	(64,905,726)	(425,387,508)	(130,608,217)	(1,014,278,781)
	(42,191,434)	(274,612,071)	(36,057,491)	(265,138,748)
Class IR Shares
Shares sold	625,598	3,977,462	57,192	470,024
Reinvestment of distributions	12,429	81,223	30,754	249,608
Shares redeemed	(216,744)	(1,386,540)	(494,051)	(4,080,192)
	421,283	2,672,145	(406,105)	(3,360,560)
NET DECREASE	(33,689,806)	$(214,770,541)	(28,512,439)	$(206,993,437)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	630,914	$6,722,962	3,325,832	$35,532,187
Reinvestment of distributions	37,436	399,062	19,884	212,482
Shares redeemed	(455,921)	(4,856,171)	(764,578)	(8,162,992)
	212,429	2,265,853	2,581,138	27,581,677
Institutional Shares
Shares sold	1,086,920	11,607,252	4,837,392	51,479,259
Reinvestment of distributions	60,579	647,196	87,568	935,781
Shares redeemed	(648,596)	(6,923,388)	(1,780,772)	(19,044,650)
	498,903	5,331,060	3,144,188	33,370,390
Class IR Shares
Shares sold	55,061	587,160	175,347	1,864,094
Reinvestment of distributions	2,457	26,255	2,119	22,718
Shares redeemed	(20,153)	(215,547)	(14,878)	(159,478)
	37,365	397,868	162,588	1,727,334
Separate Account Institutional Shares
Shares sold	1,324,454	14,078,017	1,921,086	20,451,375
Reinvestment of distributions	212,239	2,263,087	390,503	4,156,210
Shares redeemed	(1,295,087)	(13,786,503)	(4,325,419)	(45,927,807)
	241,606	2,554,601	(2,013,830)	(21,320,222)
Class R6 Shares(a)
Shares sold	938	10,005	—	—
Reinvestment of distributions	4	43	—	—
Shares redeemed	(1)	(5)	—	—
	941	10,043	—	—
NET INCREASE	991,244	$10,559,425	3,874,084	$41,359,179

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Separate Account Institutional, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015, which represents a period of 183 out of 366 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Emerging Markets Debt Fund				Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*
Class A
Actual	$1,000.00	$933.10		$5.94	$1,000.00	$984.00		$6.10	$1,000.00	$946.10		$5.11	$1,000.00	$990.20		$4.68
Hypothetical 5% return	1,000.00	1,018.85	+	6.21	1,000.00	1,018.85	+	6.21	1,000.00	1,019.75	+	5.30	1,000.00	1,020.30	+	4.75
Class C
Actual	1,000.00	928.70		9.55	1,000.00	980.30		9.80	1,000.00	942.70		8.74	1,000.00	986.50		8.39
Hypothetical 5% return	1,000.00	1,015.10	+	9.97	1,000.00	1,015.10	+	9.97	1,000.00	1,016.00	+	9.07	1,000.00	1,016.55	+	8.52
Institutional
Actual	1,000.00	933.80		4.30	1,000.00	985.70		4.42	1,000.00	947.90		3.46	1,000.00	992.00		2.99
Hypothetical 5% return	1,000.00	1,020.55	+	4.50	1,000.00	1,020.55	+	4.50	1,000.00	1,021.45	+	3.59	1,000.00	1,022.00	+	3.03
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	946.70		5.89	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,018.95	+	6.11	N/A	N/A		N/A
Class IR
Actual	1,000.00	933.20		4.74	1,000.00	985.30		4.86	1,000.00	947.40		3.89	1,000.00	991.50		3.44
Hypothetical 5% return	1,000.00	1,020.10	+	4.95	1,000.00	1,020.10	+	4.95	1,000.00	1,021.00	+	4.04	1,000.00	1,021.55	+	3.49
Class R
Actual	1,000.00	931.00		7.14	N/A	N/A		N/A	1,000.00	944.90		6.32	1,000.00	990.10		5.82
Hypothetical 5% return	1,000.00	1,017.60	+	7.47	N/A	N/A		N/A	1,000.00	1,018.50	+	6.56	1,000.00	1,019.15	+	5.91
Class R6(a)
Actual	N/A	N/A		N/A	1,000.00	982.90		1.47	1,000.00	955.00		1.17	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,006.85	+	1.49	1,000.00	1,007.13	+	1.20	N/A	N/A		N/A

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2015 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*
Class A
Actual	$1,000.00	$969.40		$3.54	$1,000.00	$880.70		$5.88	$1,000.00	$1,004.80		$3.61
Hypothetical 5% return	1,000.00	1,021.40	+	3.64	1,000.00	1,018.75	+	6.31	1,000.00	1,021.40	+	3.64
Class C
Actual	N/A	N/A		N/A	1,000.00	876.30		9.38	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.00	+	10.08	N/A	N/A		N/A
Institutional
Actual	1,000.00	970.00		1.87	1,000.00	881.00		4.28	1,000.00	1,005.60		1.91
Hypothetical 5% return	1,000.00	1,023.10	+	1.92	1,000.00	1,020.45	+	4.60	1,000.00	1,023.10	+	1.92
Class IR
Actual	1,000.00	970.60		2.32	1,000.00	881.80		4.66	1,000.00	1,006.10		2.41
Hypothetical 5% return	1,000.00	1,022.65	+	2.38	1,000.00	1,020.05	+	5.00	1,000.00	1,022.60	+	2.43
Separate Account Institutional
Actual	1,000.00	971.10		1.87	N/A	N/A		N/A	1,000.00	1,005.60		1.91
Hypothetical 5% return	1,000.00	1,023.10	+	1.92	N/A	N/A		N/A	1,000.00	1,023.10	+	1.92
Class R6(a)
Actual	1,000.00	995.10		0.62	N/A	N/A		N/A	1,000.00	1,000.00		0.72
Hypothetical 5% return	1,000.00	1,007.72	+	0.62	N/A	N/A		N/A	1,000.00	1,007.62	+	0.72

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R	R6(a)
Dynamic Emerging Markets Debt	1.23%	1.98%	0.89%	N/A	N/A	0.98%	1.48%	N/A
Emerging Markets Debt	1.23	1.98	0.89	N/A	N/A	0.98	N/A	0.89%
High Yield	1.05	1.80	0.71	1.21%	N/A	0.80	1.30	0.72
High Yield Floating Rate	0.94	1.69	0.60	N/A	N/A	0.69	1.17	N/A
Investment Grade Credit	0.72	N/A	0.38	N/A	0.47%	0.47	N/A	0.37
Local Emerging Markets Debt	1.25	2.00	0.91	N/A	N/A	0.99	N/A	N/A
U.S. Mortgages	0.72	N/A	0.38	N/A	0.48	0.48	N/A	0.43

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses
(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and composites of accounts with comparable investment strategies managed by the Investment Adviser (with the exception of the Investment Grade Credit Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)

the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds) and to

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and non-Rule 12b-1 shareholder service and/or administration fees by the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, and Local Emerging Markets Debt Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (rankings only with respect to the Dynamic Emerging Markets Debt Fund, which commenced operations in 2013) compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Funds’ performance (with the exception of the Investment Grade Credit Fund) to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Dynamic Emerging Markets Debt Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2015. They noted that the Emerging Markets Debt Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2015. They also noted changes to the Fund’s permissible investments in July 2014 that allow the Fund to invest in municipal securities. The Trustees noted that the High Yield Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. They observed that the High Yield Floating Rate Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-year period and in the third quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2015. The Trustees noted that the Investment Grade Credit Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2015. They noted that the Local Emerging Markets Debt Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2015. The Trustees considered that the U.S. Mortgages Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2015. They also noted changes to the Fund’s permissible investments in July 2014 that allow the Fund to invest in collateralized loan obligations.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds) and to limit certain expenses of each Fund that exceed specified levels. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Dynamic Emerging Markets Debt Fund	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
First $1 billion	0.90%	0.80%	0.70%	0.60%	0.40%	0.90%	0.40%
Next $1 billion	0.90	0.80	0.70	0.54	0.36	0.90	0.36
Next $3 billion	0.81	0.72	0.63	0.51	0.34	0.81	0.34
Next $3 billion	0.77	0.68	0.60	0.50	0.33	0.77	0.33
Over $8 billion	0.75	0.67	0.59	0.49	0.32	0.75	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds) and to limit certain expenses of each Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield and High Yield Floating Rate Funds, which each had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of September 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 172506.MF.MED.TMPL/11/2015 SSFISAR-15/76.9k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,570,472	$2,208,710	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0	Other attest services.

Tax Fees:

• PwC	$659,410	$723,485	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2015 and March 31, 2014 were approximately $659,410 and $723,485 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 7, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 7, 2015